Registration No. 33-44565

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 28

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 153

(Check appropriate box or boxes)

Principal Life Insurance Company Separate Account B

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(Exact Name of Registrant)

Principal Life Insurance Company

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(Name of Depositor)

The Principal Financial Group, Des Moines, Iowa  50392

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(Address of Depositor's Principal Executive Offices)   (Zip Code)

(515) 248-3842

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Depositor's Telephone Number, including Area Code

M. D. Roughton

The Principal Financial Group Des Moines, Iowa 50392

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(Name and Address of Agent for Service)

Title of Securities Being Registered:  Personal Variable Annuity Contract

It is proposed that this filing will become effective (check appropriate box)

___   immediately upon filing pursuant to paragraph (b) of Rule 485

_X_   on May 1, 2012 pursuant to paragraph (b) of Rule 485

___   60 days after filing pursuant to paragraph (a)(1) of Rule 485

___   on (date) pursuant to paragraph (a)(1) of Rule 485

___   75 days after filing pursuant to paragraph (a)(2) of Rule 485

___   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

___         This post-effective  amendment designates a new effective date for a previously filed post- effective amendment.

PRINCIPAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT B

PERSONAL VARIABLE

This prospectus is dated May 1, 2012

This prospectus describes Personal Variable Annuity, a group variable annuity contract for employer-sponsored qualified and non-qualified retirement plans (the “Contract”), issued by Principal Life Insurance Company (the “Company”) and is designed to aid in retirement planning. The Company no longer offers or issues the Contract. This prospectus is only for the use of current Contractholders. It is funded with the Principal Life Insurance Company Separate Account B (“Separate Account”). The assets of the Separate Account Division (“Divisions”) are invested in the following underlying mutual funds:

Principal Variable Contracts Funds, Inc. Class 1
• Balanced Account	• LargeCap Growth Account
• Bond & Mortgage Securities Account	• LargeCap Value Account
• Diversified International Account	• MidCap Blend Account
• Government & High Quality Bond Account	• Money Market Account

This prospectus provides information about the Contract and the Separate Account that an investor ought to know before investing. It should be read and retained for future reference.

Additional information about the Contract, including a Statement of Additional Information (“SAI”), dated May 1, 2012, has been filed with the Securities and Exchange Commission (“SEC”). The SAI is part of this prospectus. The table of contents of the SAI appears at the end of this prospectus. A copy of the SAI can be obtained, free of charge, upon request by writing or calling:

Princor Financial Services Corporation

Des Moines, IA 50392-2080

Telephone: 1-800-633-1373

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is valid only when accompanied by the current prospectus for underlying mutual funds which should be kept for future reference.

The Contract offered by this prospectus may not be available in all states. This prospectus does not constitute an offer to sell, or solicitation of any offer to buy, any interest in or participation in the Contract in any jurisdiction in which such an offer or solicitation may not lawfully be made. No person is authorized to give any information or to make any representations in connection with the Contract other than those contained in this prospectus.

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GLOSSARY OF SPECIAL TERMS

Aggregate Investment Account Value – The sum of the Investment Account Values for Investment Accounts which correlate to a Plan Participant.

Annual Average Balance – The total value at the beginning of the Deposit Year of all Investment Accounts which correlate to a Plan Participant under the Contract and other Plan assets that correlate to a Plan Participant that are not allocated to the Contract or an Associated or Companion Contract but for which the Company provides record keeping services (“Outside Assets”), adjusted by the time weighted average of Contributions to, and withdrawals from, Investment Accounts and Outside Assets (if any) which correlate to the Plan Participant during the period.

Annuity Change Factor – The factor used to determine the change in value of a Variable Annuity in the course of payment.

Annuity Commencement Date – The beginning date for Annuity Payments.

Annuity Premium – The amount applied under the Contract to purchase an annuity.

Annuity Purchase Date – The date an Annuity Premium is applied to purchase an annuity.

Associated Contract – An annuity contract issued by the Company to the same Contractholder to fund the same or a comparable Plan as determined by the Company.

Commuted Value – The dollar value, as of a given date, of remaining Variable Annuity Payments. It is determined by the Company using the interest rate assumed in determining the initial amount of monthly income and assuming no variation in the amount of monthly payments after the date of determination.

Companion Contract – An unregistered group annuity contract offering guaranteed interest crediting rates and which is issued by the Company to the Contractholder for the purpose of funding benefits under the Plan. The Company must agree in writing that a contract is a Companion Contract.

Contract Administration/Recordkeeping Charge – A charge deducted or paid separately by the Contractholder on a quarterly basis each Deposit Year prior to the Annuity Commencement Date or on a complete redemption of Investment Accounts which correlate to a Plan Participant from the Aggregate Investment Accounts that correlate to each Plan Participant.

Contract Date – The date this Contract is effective, as shown on the face page of the Contract.

Contract Year – A period beginning on a Yearly Date and ending on the day before the next Yearly Date.

Contractholder – The entity to which the Contract will be issued, which will normally be an Employer, an association, or a trust established for the benefit of Plan Participants and their beneficiaries.

Contributions – Amounts contributed under the Contract which are accepted by the Company.

Deposit Year – The twelve-month period ending on a day selected by the Contractholder.

Division – The part of the Separate Account B which is invested in shares of an underlying Mutual Fund.

Employer – The corporation, sole proprietor, firm, organization, agency or political subdivision named as employer in the Plan and any successor.

Flexible Income Option – A periodic distribution from the Contract in an amount equal to the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code, or a greater amount as requested by the Owner of Benefits.

Funding Agent – An insurance company, custodian or trustee designated by the Contractholder and authorized to receive any amount or amounts transferred from the Contract described in this prospectus. Funding Agent will also mean the Company where the Contractholder directs the Company to transfer such amounts from the Contract described in this prospectus to another group annuity contract issued by the Company to the Contractholder.

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Internal Revenue Code (“Code”) – The Internal Revenue Code of 1986, as amended, and the regulations thereunder. Reference to the Internal Revenue Code means such Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

Investment Account – An account that correlates to a Plan Participant established under the Contract for each type of Contribution and for each Division in which the Contribution is invested.

Investment Account Value – The value of an Investment Account for a Division which on any date will be equal to the number of units then credited to such Investment Account account multiplied by the Unit Value of this series of Contracts for that Division for the Valuation Period in which such date occurs.

Mutual Fund – A registered open-end investment company in which a Division of the Separate Account B invests.

Net Investment Factor – The factor used to determine the change in Unit Value of a Division during a Valuation Period.

Notification – Any form of notice received by the Company at the Company’s home office and approved in advance by the Company including written forms, electronic transmissions, telephone transmissions, facsimiles or photocopies.

Owner of Benefits – The entity or individual that has the exclusive right to be paid benefits and exercise rights and privileges pursuant to such benefits. The Owner of Benefits is the Plan Participant under all Contracts except Contracts used for General Creditor Non-Qualified Plans (see “Summary”) wherein the Contractholder is the Owner of Benefits.

Plan – The plan established by the Employer in effect on the date the Contract is executed and as amended from time to time, which the Employer has designated to the Company in writing as the Plan funded by the Contract.

Plan Participant – A person who (i) is a participant under the Plan, (ii) a beneficiary of a deceased participant, or (iii) an alternate payee under a Qualified Domestic Relations Order in whose name an Investment Account has been established under this Contract.

Qualified Domestic Relations Order – A Qualified Domestic Relations Order as defined in Code Section 414(p)(1)(A).

Quarterly Date – The last Valuation Date of the third, sixth, ninth and twelfth month of each Deposit Year.

Separate Account B – A separate account established by the Company under Iowa law to receive Contributions under the Contract offered by this Prospectus and other contracts issued by the Company. It is divided into Divisions, each of which invest in a corresponding Account of the Principal Variable Contracts Fund, Inc.

Termination of Employment – A Plan Participant’s termination of employment with the Employer, determined under the Plan and as reported to the Company.

Unit Value – The value of a unit of a Division of the Separate Account.

Valuation Date – The date as of which the net asset value of an underlying mutual fund is determined.

Valuation Period – The period of time between when the net asset value of an underlying mutual fund is determined on one Valuation Date and when such value is determined on the next following Valuation Date.

Variable Annuity Payments – A series of periodic payments, the amounts of which are not guaranteed but which will increase or decrease to reflect the investment experience of the LargeCap Value Division of the Separate Account. Periodic payments made pursuant to the Flexible Income Option are not Variable Annuity Payments.

Variable Annuity Reserves – The reserves held for annuities in the course of payment for the Contract.

Yearly Date – The Contract Date and the same day of each year thereafter.

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SYNOPSIS

The following tables describe the fees and expenses that a Contractholder will pay when they own and/or surrender the Contract. The first table describes the fees and expenses that a Contractholder will pay at the time that the Contract is surrendered or cash value transferred between investment options.

Contractholder transaction expenses
Sales charge imposed on contributions (as a percentage of contributions)	none
Contingent Deferred Sales Charge	N/A
Transaction Fees (as a percentage of amount surrendered) • guaranteed maximum • current	• the lesser of $25 or 2% of each unscheduled partial surrender after the 12th in a Contract Year • none
Transfer Fee • guaranteed maximum • current

•      the lesser of $30 or 2% of each unscheduled transfer after the 12th in a Contract Year plus a $15 charge if transfers are made via paper instruction

•      a $15 charge is imposed if transfers are made via paper instruction

Documentation Expense • Principal Standard Plan • Principal Custom-written plan initial plan document plan amendments summary plan booklet • Plan not provided by Principal - summary plan booklet	• $350 • $1,000 • $500 • $500 • minimum $100

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The next table describes the fees and expenses that a Contractholder will pay periodically during the time that they own the Contract, not including underlying mutual fund fees and expenses.

Contractholder Periodic Expenses
Annual Contract Fee (Contract Administration Expense/Recordkeeping Charge)(1)	$37/Plan Participant + (0.35% of the Balance of the Plan’s Investment Accounts and Outside Assets).The minimum annual charge is $3,000.
Separate Account Annual Expenses (as a percentage of average account value) • guaranteed maximum • Current	1.25% 0.64%
Annual Recordkeeping Expense for Outside Assets(2) • maximum charge (5,000 plan participants or more) • minimum charge (1 through 25 plan participants)	$4.50 per member + $11,392 $1,000
Flexible Income Option (if elected by the Owner of Benefits)	$25 per year

(1)     If benefit plan reports are mailed to the Plan’s home address, the $37 charge will be decreased to $34. If more than one 401(k) or 401(m) non-discrimination tests are provided by the Company in any Deposit Year, the Contract Administration Expense may be increased by 3% for each additional test. If benefit plan reports are mailed monthly instead of quarterly, the charge will be increased by 24%; if reports are provided annually, the recordkeeping expense is reduced by 9%; if reports are provided semi-annually, the recordkeeping expense is reduced by 6%. (See “Deductions Under the Contract.”)

(2)     The charge calculated will be increased by 15% for the second and each additional Outside Asset for which the Company provides recordkeeping services.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that a Contractholder may pay periodically during the time that they own the Contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.

Annual Underlying Mutual Fund Operating Expenses as of December 31, 2011:

	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees and other expenses)	0.45%	0.89%

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractholder transaction expenses, contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses.

This Example assumes

•         the Plan Participant invests $10,000 in the Contract for the time periods indicated;

•         the investment has a 5% return each year; and

•         the maximum annual fees and operating expenses for any underlying mutual fund as of December 31, 2011 (without voluntary waivers of fees by the underlying fund, if any).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown below:

	If the Owner of Benefits Surrenders the Contract at the End of the Applicable Time Period				If the Owner of Benefits Does Not Surrender the Contract at the End of the Applicable Time Period
Separate Account Divisions	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Maximum Total Underlying Mutual Fund Operating Expenses (0.89%)	157	494	866	1,972	157	494	866	1,972
Minimum Total Underlying Mutual Fund Operating Expenses (0.45%)	112	352	617	1,405	112	352	617	1,405

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SUMMARY

The group variable annuity contract described by this prospectus was issued by the Company and designed to aid in retirement planning. The Contract provides for the accumulation of Contributions and the payment of Variable Annuity Payments on a completely variable basis. As of January 1, 1998, the Contract was no longer offered.

This is a brief summary of the Contract’s features. More detailed information follows later in this prospectus.

Contributions

The Contract prescribes no limits on the minimum Contribution which may be made to an Investment Account. Plan Participant maximum Contributions are discussed under “Federal Tax Status.” Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.

All Contributions made pursuant to the Contract are allocated to one or more Investment Accounts. Each Investment Account correlates to a Division of the Separate Account B. Each Division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for the underlying mutual fund.

Distributions, Transfers and Withdrawals

Variable Annuity Payments will be made on and after a Plan Participant’s Annuity Commencement Date. All Variable Annuity Payments will reflect the performance of the Mutual Fund underlying the LargeCap Value Division and therefore the annuitant is subject to the risk that the amount of variable annuity payments may decline. (See “Income Benefits.”)

Generally, at any time prior to the Annuity Purchase Date, the Owner of Benefits may transfer all or any portion of an Investment Account which correlates to a Plan Participant to another available Investment Account correlating to such Plan Participant. If a Companion Contract has been issued to the Contractholder to fund the Plan, and if permitted by the Plan and Companion Contract, amounts transferred from such Companion Contract may be invested in this Contract to establish Investment Accounts which correlate to a Plan Participant at any time at least one month before the Annuity Commencement Date. Similarly, if the Company has issued a Companion Contract to the Contractholder, and if permitted by the Plan and the Companion Contract, the Owner of Benefits, subject to certain limitations, may file a Notification with the Company to transfer all or a portion of the Investment Account values which correlate to a Plan Participant to the Companion Contract. (See “Withdrawals and Transfers.”) In addition, subject to any Plan limitations or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may withdraw cash from the Investment Accounts that correlate to the Plan Participant at any time prior to the Plan Participant’s Termination of Employment, disability, retirement or the Annuity Purchase Date subject to any charges that may be applied. (See “Withdrawals and Transfers.”) Note that withdrawals before age 59½ may involve an income tax penalty. (See “Federal Tax Status.”) No withdrawals are permitted after the Annuity Purchase Date.

Performance Calculation

From time to time, the Separate Account will advertise the average annual total return of its various Divisions for the Contract. The average annual total return for any of the Divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Investment Account Value. The yield and total return figures vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.

From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for the Contract. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the Division refers to the income generated by an investment under the Contract in the Division over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

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Financial Statements

The financial statements for Separate Account B and the Company are included in the SAI.

THE COMPANY

The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. The Company’s home office is located at: Principal Financial Group, Des Moines, Iowa 50392. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. The Company became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911. In 1986, the Company changed its name to Principal Mutual Life Insurance Company. In 1998, the Company became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in the Company’s current organizational structure.

THE SEPARATE ACCOUNT

Separate Account B was established under Iowa law on January 12, 1970 and was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account. The Company does not guarantee the investment results of the Separate Account. There is no assurance that the value of the Contract will equal the total of the contributions made under the Contract.

The Separate Account is not affected by the rate of return of the company’s general account or by the investment performance of any of the Company’s other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the company’s other income, gains, or losses. Obligations arising from the Contract, including the promise to make annuity benefit payments, are general corporate obligations of the Company. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of the Company’s other businesses.

The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.

The Company does not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of your purchase payments.

In a low interest rate environment, yields for the Money Market division, after deduction of all applicable Contract and rider charges, may be negative even though the underlying money market fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract value to a Money Market division or participate in a scheduled automatic transfers program or Automatic Portfolio Rebalancing program where the Contract value is allocated to a Money Market division, that portion of your Contract value allocated to the Money Market division may decrease in value.

THE UNDERLYING MUTUAL FUNDS

The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account. A full description of the underlying mutual funds, the investment objectives, policies and restrictions, charges and expenses and other operational information are contained in the accompanying prospectuses (which should be read carefully before investing) and the Statement of Additional Information (“SAI”). You may request additional copies of these documents without charge from your registered representative or by calling us at 1-800-852-4450.

The Company purchases and sells shares of the underlying mutual funds for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.

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The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly traded mutual fund.

The Table of Separate Account Divisions later in this prospectus contains a brief summary of the investment objectives of, the advisor and, if applicable, sub-advisor for, each division.

Deletion or Substitution of Divisions

The Company reserves the right to make certain changes if, in the Company’s judgment, they best serve your interests or are appropriate in carrying out the purpose of the Contract. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, the Company will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases.

Voting Rights

The Company votes shares of the underlying mutual funds owned by the Separate Account according to the instructions of the person that holds the voting interest in the units of the division.

The Company will notify the person that holds the voting interest in the units of shareholder meetings of the mutual funds underlying the divisions.

During the accumulation period, the owner of benefits is the person having the voting interest in the units of the Division attributable to the Investment Accounts which correlate to the Plan Participant. The number of units held in the Separate Account which are attributable to each Investment Account is determined by dividing the Investment Account value attributable to a Division of the Separate Account by the net asset value of one share of the underlying mutual fund.

During the annuity period, the person then entitled to variable annuity payments has the voting interest in the units of the Division attributable to the variable annuity. The number of units held in the Separate Account which are attributable to each variable annuity is determined by dividing the reserve for the variable annuity by the net asset value of one share of the underlying mutual fund. The voting interest in the shares of the underlying mutual fund attributable to the variable annuity will ordinarily decrease during the annuity period since the reserve for the variable annuity decreases due to the reduction in the expected payment period.

The Company determines the number of underlying fund shares the owner of benefits or payees of variable annuities may instruct us to vote as of the record date established by the underlying mutual fund for its shareholder meeting. The Company will send the owner of benefits or payees of variable annuities proxy materials and instructions for the owner of benefits or payees of variable annuities to provide voting instructions to the Company. The Company will arrange for the handling and tallying of proxies received. If no voting instructions are received, the Company will vote those shares in the same proportion as shares for which the Company received instructions. In the event that applicable law changes or the Company is required by regulators to disregard voting instructions, the Company may decide to vote the shares of the underlying mutual funds in its own right.

NOTE:  Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.

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DEDUCTIONS UNDER THE CONTRACT

Mortality and Expense Risks Charge

A mortality and expense risks charge is deducted under the Contract. There are also deductions from and expenses paid out of the assets of the Accounts, as described in the prospectus for each Fund.

Variable Annuity Payments will not be affected by adverse mortality experience or by any excess in the actual sales and administrative expenses over the charges provided for in the Contract. The Company assumes the risks that (i) Variable Annuity Payments will continue for a longer period than anticipated and (ii) the allowance for administration expenses in the annuity conversion rates will be insufficient to cover the actual costs of administration relating to Variable Annuity Payments. For assuming these risks, the Company, in determining Unit Values and Variable Annuity Payments, makes a charge as of the end of each Valuation Period against the assets of the Separate Account held with respect to the Contract. The charge is equivalent to a simple annual rate of 0.64%.

The Company does not believe that it is possible to specifically identify that portion of the 0.64% deduction applicable to the separate risks involved, but estimates that a reasonable approximate allocation would be 0.43% for the mortality risks and 0.21% for the expense risks. The mortality and expense risks charge may be changed by the Company at any time by giving not less than 60-days prior written notice to the Contractholder. However, the charge may not exceed 1.25% on an annual basis, and only one change may be made in any one-year period. If the charge is insufficient to cover the actual costs of the mortality and expense risks assumed, the financial loss will fall on the Company; conversely, if the charge proves more than sufficient, the excess will be a gain to the Company.

Transaction Fee

The Company reserves the right to charge a transaction fee of the lesser of $25 or 2% of each cash withdrawal after the twelfth cash withdrawal in a Contract Year. The fee will be taken by redeeming a sufficient number of units from the Investment Account(s) from which the withdrawal is made by an amount equal to the fee. If the Investment Account(s) from which the withdrawal is made is insufficient to permit the full amount of the fee to be taken, a sufficient number of units from the Plan Participant’s other Investment Accounts will be redeemed on a pro rata basis in an amount equal to the fee. If the amounts in the Plan Participant’s Investment Accounts are insufficient to permit the full amount of the fee to be taken, the amount of the withdrawal will be reduced by an amount equal to the fee.

Transfer Fee

The Company also reserves the right to charge a transfer fee of the lesser of $30 or 2% of each unscheduled transfer after the twelfth unscheduled transfer in a Contract Year. The fee will be taken by redeeming a sufficient number of units from the Investment Account(s) from which the withdrawal is made by an amount equal to the charge. If the Investment Account(s) from which the withdrawal is made is insufficient to permit the full amount of the fee to be taken, a sufficient number of units from the Plan Participant’s other Investment Accounts will be redeemed on a pro rata basis in an amount equal to the fee.

Contingent Deferred Sales Charge

Although the contract provides for a contingent deferred sales charge, the Company has elected not to take this charge since January 1, 2006.

OTHER EXPENSES

The Contract provides for Contract Administration Expense/Recordkeeping Charge and Other Expenses, as described in Appendix A. The Contract also provides that Contractholders shall direct the Company either to bill the Contractholder or to charge the Contract for these expenses. Subsequent to introduction of the Contract in 1992, the Company made available to Contractholders an alternative service and expense arrangement that expands the administration and recordkeeping services (Plan-level services) to include (a) a broader variety of funding vehicles (e.g., mutual funds) and (b) enhanced technology-based services for Plans and their Participants that are not available under the Contract. Contractholders, in their sole discretion, may elect this alternative arrangement and enter into a separate service and expense agreement with the Company. Any such service and expense agreement is customized by the Contractholder and the Company to meet the Plan’s needs.

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SURPLUS DISTRIBUTION AT SOLE DISCRETION OF THE COMPANY

It is not anticipated that any divisible surplus will ever be distributable to the Contract in the future because the Contract is not expected to result in a contribution to the divisible surplus of the Company. However, if any distribution of divisible surplus is made, it will be made to Investment Accounts in the form of additional units.

THE CONTRACT

The Contract is significantly different from a fixed annuity. The owner of a variable annuity assumes the risk of investment gain or loss (as to amounts in the divisions) rather than the Company. The amount available for annuity payments under the Contract is not guaranteed and varies with the investment performance of the underlying mutual funds. There can be no assurance that the owner’s investment objectives will be achieved.

The Contract was normally issued to an Employer or association or a trust established for the benefit of Plan Participants and their beneficiaries. The Company issued a pre-retirement certificate describing the benefits under the Contract to Plan Participants who reside in a state that requires the issuance of such certificates. The Contribution which correlates to a Plan Participant will be invested in the Division or Divisions that are chosen as of the end of the Valuation Period in which such Contribution is received by the Company at its home office in Des Moines, Iowa. If the allocation instructions by the participant are late, or not completed, the Company will invest such unallocated Contributions in the Money Market Division, as instructed by the Employer, on the date such Contributions are received. After complete allocation instructions have been received by the Company, all future Contributions will be allocated to the chosen Divisions as of the end of the Valuation Period in which such Contributions are received. The Contractholder may limit the number of Divisions available to the Owner of Benefits, but the Money Market Division may not be so restricted to the extent the Division is necessary to permit the Company to allocate initial Contributions and the LargeCap Value Division may not be so restricted to the extent the Division is necessary to permit the Company to pay Variable Annuity Payments.

A.   Contract Values and Accounting Before Annuity Commencement Date

      1.   Investment Accounts

            An Investment Account or Accounts correlating to a Plan Participant will be established for each type of Contribution and for each Division of the Separate Account in which such Contribution is invested.

            Investment Accounts will be maintained until the Investment Account Values are either (a) applied to effect Variable Annuity Payments (b) paid to the Owner of Benefits or the beneficiary or (c) transferred in accordance with the provisions of the Contract.

            Each Contribution will be allocated to the Division or Divisions designated by the Notification on file with the Company and will result in a credit of units to the appropriate Investment Account. The number of units so credited will be determined by dividing the portion of the Contributions allocated to a Division by the Unit Value for such Division for the Valuation Period within which the Contribution was received by the Company at its home office in Des Moines, Iowa.

      2.   Unit Value

            The Unit Value for a Contract which participates in a Division of the Separate Account determines the value of an Investment Account consisting of Contributions allocated to that Division. The Unit Value for each Division for the Contract is determined on each day on which the net asset value of its underlying mutual fund is determined. The Unit Value for a Valuation Period is determined as of the end of that period. The investment performance of the underlying mutual fund and deducted expenses affect the Unit Value.

            For this series of Contracts, the Unit Value for each Division will be fixed at $1.00 for the Valuation Period in which the first amount of money is credited to the Division. A Division’s Unit Value for any later Valuation Period is equal to its Unit Value for the immediately preceding Valuation Period multiplied by the Net Investment Factor (see below) for that Division for this series of Contracts for the later Valuation Period.

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      3.   Net Investment Factor

            Each Net Investment Factor is the quantitative measure of the investment performance of each Division of the Separate Account B.

            For any specified Valuation Period the Net Investment Factor for a Division for this series of Contracts is equal to

            a)   the quotient obtained by dividing (i) the net asset value of a share of the underlying mutual fund as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution made by the mutual fund during the Valuation Period (less an adjustment for taxes, if any) by (ii) the net asset value of a share of the mutual fund as of the end of the immediately preceding Valuation Period, reduced by

            b)   a mortality and expense risks charge, equal to a simple interest rate for the number of days within the Valuation Period at an annual rate of 0.64%.

            The amounts derived from applying the rate specified in subparagraph b) above and the amount of any taxes referred to in subparagraph a) above will be accrued daily and will be transferred from the Separate Account at the discretion of the Company.

      4.   Hypothetical Example of Calculation of Unit Value for All Divisions Except the Money Market Division

            The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an underlying mutual fund share is $14.8000; that there were no dividends or other distributions made by the mutual fund and no adjustment for taxes since the last determination; that the net asset value of an mutual fund share last determined was $14.7800; that the last Unit Value was $1.0185363; and that the Valuation Period was one day. To determine the current Net Investment Factor, divide $14.8000 by $14.7800 which produces 1.0013532 and deduct from this amount the mortality and expense risks charge of 0.0000175, which is the rate for one day that is equivalent to a simple annual rate of 0.64%. The result, 1.0013381, is the current Net Investment Factor. The last Unit Value ($1.0185363) is then multiplied by the current Net Investment Factor (1.0013381) which produces a current Unit Value of $1.0198992.

      5.   Hypothetical Example of Calculation of Unit Value for the Money Market Division

            The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an underlying mutual fund share is $1.0000; that a dividend of 0.0328767 cents per share was declared by the mutual fund prior to calculation of the net asset value of the share and that no other distributions and no adjustment for taxes were made since the last determination; that the net asset value of a mutual fund share last determined was $1.0000; that the last Unit Value was $1.0162734; and that the Valuation Period was one day.

            To determine the current Net Investment Factor, add the current net asset value ($1.0000) to the amount of the dividend ($.000328767) and divide by the last net asset value ($1.0000), which when rounded to seven places equals 1.0003288. Deduct from this amount the mortality and expense risks charge of 0.0000175 (the proportionate rate for one day based on a simple annual rate of 0.64%). The result (1.0003137) is the current Net Investment Factor. The last Unit Value ($1.0162734) is then multiplied by the current Net Investment Factor (1.0003137), resulting in a current Unit Value of $1.0165922.

B.   Income Benefits

      Income Benefits consist of either monthly Variable Annuity Payments or periodic payments made on a monthly, quarterly, semi-annual or annual basis pursuant to the Flexible Income Option.

      1.   Variable Annuity Payments

            The amount applied to provide Variable Annuity Payments must be at least $1,750. Variable Annuity Payments will be provided by the Investment Accounts which correlate to the Plan Participant held under the LargeCap Value Division. Thus, if the Owner of Benefits elects Variable Annuity Payments, any amounts that are to be used to provide Variable Annuity Payments will be transferred to Investment Accounts held under the LargeCap Value Division as of the last Valuation Date in the month which begins two months before the Annuity Commencement Date. After any such transfer, the value of the LargeCap Value Division Investment Accounts will be applied on the Annuity Purchase Date to provide Variable Annuity Payments. The Annuity Commencement Date, which will be one month following the Annuity Purchase Date, will be the first day of a month. Thus, if the Annuity Commencement Date is August 1, the Annuity Purchase Date will be July 1, and the date of any transfers to a LargeCap Value Division Investment Account will be the Valuation Date immediately preceding July 1.

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            The annuity commencement date must be no later than the date the Plan Participant must take a required distribution under the Internal Revenue Code. See “Federal Tax Status.”

      a.   Selecting a Variable Annuity

            Variable Annuity Payments will be made to an Owner of Benefits beginning on the Annuity Commencement Date and continuing thereafter on the first day of each month. An Owner of Benefits may select an Annuity Commencement Date by Notification to the Company. The date selected may be the first day of any month the Plan allows which is at least one month after the Notification. Generally, the Annuity Commencement Date cannot begin before the Plan Participant is age 59½, separated from service, or is totally disabled. See “Federal Tax Status” for a discussion of required distributions and the federal income tax consequences of distributions.

            At any time not less than one month preceding the desired Annuity Commencement Date, an Owner of Benefits may, by Notification, select one of the annuity options described below (see “Forms of Variable Annuities”). If no annuity option has been selected at least one month before the Annuity Commencement Date, and if the Plan does not provide one, payments which correlate to an unmarried Plan Participant will be made under the annuity option providing Variable Life Annuity with Monthly Payments Certain for Ten Years. Payments which correlate to a married Plan Participant will be made under the annuity option providing a Variable Life Annuity with One-Half Survivorship.

      b.   Forms of Variable Annuities

            Because of certain restrictions contained in the Code and regulations thereunder, an annuity option is not available under a Contract used to fund a TDA Plan, or 401(a) Plan unless (i) the joint or contingent annuitant is the Plan Participant’s spouse or (ii) on the Plan Participant’s Annuity Commencement Date, the present value of the amount to be paid while the Plan Participant is living is greater than 50% of the present value of the total benefit to the Plan Participant and the Plan Participant’s beneficiary (or contingent annuitant, if applicable).

            An Owner of Benefits may elect to have all or a portion of Investment Account Values applied under one of the following annuity options. However, if the monthly Variable Annuity Payment at any time would be less than $20, the Company may, at its sole option, pay the Variable Annuity Reserves in full settlement of all benefits otherwise available.

            Variable Life Annuity with Monthly Payments Certain for Zero, Five, Ten, Fifteen or Twenty Years or Installment Refund Period – a variable annuity which provides monthly payments during the Plan Participant’s lifetime, and further provides that if, at the death of the Plan Participant, monthly payments have been made for less than a minimum period, e.g. five years, any remaining payments for the balance of such period shall be paid to the Owner of Benefits, if the Owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Persons entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)

            The minimum period may be either zero, five, ten, fifteen or twenty years or the period (called “installment refund period”) consisting of the number of months determined by dividing the amount applied under the option by the initial payment. If, for example, $14,400 is applied under a life option with an installment refund period, and if the first monthly payment provided by that amount, as determined from the applicable annuity conversion rates, would be $100, the minimum period would be 144 months ($14,400 divided by $100 per month) or 12 years. A variable life annuity with an installment refund period guarantees a minimum number of payments, but not the amount of any monthly payment or the amount of aggregate monthly payments. The longer the minimum period selected, the smaller will be the amount of the first annuity payment.

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            Under the Variable Life Annuity with Zero Years Certain, which provides monthly payments to the Owner of Benefits during the Plan Participant’s lifetime, it would be possible for the Owner of Benefits to receive no Annuity Payments if the Plan Participant died prior to the due date of the first payment since payment is made only during the lifetime of the Plan Participant.

            Joint and Survivor Variable Life Annuity with Monthly Payments Certain for Ten Years – a variable annuity which provides monthly payments for a minimum period of ten years and thereafter during the joint lifetimes of the Plan Participant on whose life the annuity is based and the contingent annuitant named at the time this option is elected, and continuing after the death of either of them for the amount that would have been payable while both were living during the remaining lifetime of the survivor. In the event the Plan Participant and the contingent annuitant do not survive beyond the minimum ten year period, any remaining payments for the balance of such period will be paid to the Owner of Benefits, if the owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Designated beneficiaries entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)

            Joint and Two-Thirds Survivor Variable Life Annuity – a variable annuity which provides monthly payments during the joint lives of a Plan Participant and the person designated as contingent annuitant with two-thirds of the amount that would have been payable while both were living continuing until the death of the survivor.

            Variable Life Annuity with One-Half Survivorship – a variable annuity which provides monthly payments during the life of the Plan Participant with one-half of the amount otherwise payable continuing so long as the contingent annuitant lives.

            Under the Joint and Two-thirds Survivor Variable Life Annuity and under the Variable Life Annuity with One-Half Survivorship, it would be possible for the Owner of Benefits and/or contingent annuitant to receive no annuity payments if the Plan Participant and contingent annuitant both died prior to the due date of the first payment since payment is made only during their lifetimes.

            Other Options – Other variable annuity options permitted under the applicable Plan may be arranged by mutual agreement of the Owner of Benefits and the Company.

      c.   Basis of Annuity Conversion Rates

            Because women as a class live longer than men, it has been common that retirement annuities of equal cost for women and men of the same age will provide women less periodic income at retirement. The Supreme Court of the United States ruled in Arizona Governing Committee vs. Norris that sex distinct annuity tables under an employer-sponsored benefit plan result in discrimination that is prohibited by Title VII of the Federal Civil Rights Act of 1964. The Court further ruled that sex distinct annuity tables will be deemed discriminatory only when used with values accumulated from employer contributions made after August 1, 1983, the date of the ruling.

            Title VII applies only to employers with 15 or more employees. However, certain State Fair Employment Laws and Equal Payment Laws may apply to employers with less than 15 employees.

            The Contract described in this Prospectus offers both sex distinct and sex neutral annuity conversion rates. The annuity rates are used to convert a Plan Participant’s pre-retirement Investment Account Values to a monthly lifetime income at retirement. Usage of either sex distinct or sex neutral annuity rates will be determined by the Contractholder.

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            For each form of variable annuity, the annuity conversion rates determine how much the first monthly Variable Annuity Payment will be for each $1,000 of the Investment Account Value applied to effect the variable annuity. The conversion rates vary with the form of annuity, date of birth, and, if distinct rates are used, the sex of the Plan Participant and the contingent annuitant, if any. The sex neutral guaranteed annuity conversion rates are based upon (i) an interest rate of 2.5% per annum and (ii) mortality according to the “1983 Table a for Individual Annuity Valuation” projected with Scale G to the year 2001 set back five years in age. The sex distinct female rates are determined for all Plan Participants in the same way as sex neutral rates, as described above. The sex distinct male rates are determined for all Plan Participants in the same way as the sex neutral rates, as described above, except mortality is not set back five years in age. The guaranteed annuity conversion rates may be changed, but no change which would be less favorable to the Owner of Benefits will take effect for a current Plan Participant.

            The Contract provides that an interest rate of not less than 2.5% per annum will represent the assumed investment return. Currently the assumed investment return used in determining the amount of the first monthly payment is 4% per annum. This rate may be increased or decreased by the Company in the future but in no event will it be less than 2.5% per annum. If, under the Contract, the actual investment return (as measured by an Annuity Change Factor, defined below) should always equal the assumed investment return, Variable Annuity Payments would remain level. If the actual investment return should always exceed the assumed investment return, Variable Annuity Payments would increase; conversely, if it should always be less than the assumed investment return, Variable Annuity Payments would decrease.

            The current 4% assumed investment return is higher than the 2.5% interest rate reflected in the annuity conversion rates contained in the Contract. With a 4% assumption, Variable Annuity Payments will commence at a higher level, will increase less rapidly when actual investment return exceeds 4%, and will decrease more rapidly when actual investment return is less than 4%, than would occur with a lower assumption.

      d.   Determining the Amount of the First Variable Annuity Payment

            The initial amount of monthly annuity income shall be based on the option selected, the age of the Plan Participant and contingent annuitant, if any, and the Investment Account Values applied as of the Annuity Purchase Date. The initial monthly income payment will be determined on the basis of the annuity conversion rates applicable on such date to such conversions under all contracts of this class issued by the Company. However, the basis for the annuity conversion rates will not produce payments less beneficial to the Owner of Benefits than the annuity conversion rate basis described above.

      e.   Determining the Amount of the Second and Subsequent Monthly Variable Annuity Payments

            The second and subsequent monthly Variable Annuity Payments will increase or decrease in response to the investment experience of the mutual fund underlying the LargeCap Value Division. The amount of each payment will be determined by multiplying the amount of the monthly Variable Annuity Payment due in the immediately preceding calendar month by the Annuity Change Factor for the LargeCap Value Division for the Contract for the calendar month in which the Variable Annuity Payment is due.

            The Annuity Change Factor for the LargeCap Value Division for a calendar month is the quotient of 1) divided by 2), below:

            1)   The number which results from dividing (i) the Contract’s Unit Value for the LargeCap Value Division for the first Valuation Date in the calendar month beginning one month before the given calendar month by (ii) the Contract’s Unit Value for such Division for the first Valuation Date in the calendar month beginning two months before the given calendar month.

            2)   An amount equal to one plus the effective interest rate for the number of days between the two Valuation Dates specified in subparagraph (1) above at the interest rate assumed to determine the initial payment of variable benefits to the Owner of Benefits.

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      f.    Hypothetical Example of Calculation of Variable Annuity Payments

            Assume that on the date one month before the Annuity Commencement Date the Investment Account Value that is invested in the LargeCap Value Division which correlates to a Plan Participant is $37,592. Using the appropriate annuity conversion factor (assuming $5.88 per $1,000 applied) the Investment Account Value provides a first monthly Variable Annuity Payment of $221.04. To determine the amount of the second monthly payment assume that the LargeCap Value Division Unit Value as of the first Valuation Date in the preceding calendar month was $1.3712044 and the Unit Value as of the first Valuation Date in the second preceding calendar month was $1.3273110. The Annuity Change Factor is determined by dividing $1.3712044 by $1.3273110, which equals 1.0330694, and dividing the result by an amount corresponding to the amount of one increased by an assumed investment return of 4% (which for a thirty day period is 1.0032288). 1.0330694 divided by 1.0032288 results in an Annuity Change Factor for the month of 1.0297446. Applying this factor to the amount of Variable Annuity Payment for the previous month results in a current monthly payment of $227.61 ($221.04 multiplied by 1.0297446 equals $227.61).

      2.   Flexible Income Option

            Instead of Variable Annuity Payments an Owner of Benefits may choose to receive income benefits under the Flexible Income Option. Unlike Variable Annuity Payments, payments under the Flexible Income Option may be made from any Division of the Separate Account. Under the Flexible Income Option, the Company will pay to the Owner of Benefits a portion of the Aggregate Investment Accounts on a monthly, quarterly, semi-annual or annual basis on the date or dates requested each Year and continuing for a period not to exceed the life or life expectancy of the Plan Participant, or the joint lives or life expectancy of such Plan Participant and the contingent annuitant, if the contingent annuitant is the Plan Participant’s spouse. If the Notification does not specify from which Investment Accounts payments are to be made, amounts will be withdrawn on a pro rata basis from all Investment Accounts which correlate to the Plan Participant. Payments will end, however, on the date no amounts remain in such Accounts or the date such Accounts are paid or applied in full as described below. Payments will be subject to the following:

            a.   The life expectancy of the Plan Participant and the Plan Participant’s spouse, if applicable, will be determined in accordance with the life expectancy tables contained in Internal Revenue Regulation Section 1.72-9. Life expectancy will be determined as of the date on which the first payment is made. Life expectancy will be redetermined annually thereafter.

            b.   Payments may begin any time after the Flexible Income Option is requested. Payments must begin no later than the latest date permitted or required by the Plan or regulation to be the Owner of Benefit’s Annuity Commencement Date.

            c.   Payments will be made annually, semiannually, quarterly, or monthly as requested by the Owner of Benefits and agreed to by the Company. The annual amount payable will be the lesser of the Aggregate Investment Account Value which correlates to the Plan Participant or the minimum annual amount determined in accordance with the minimum distribution rules of the Code.

            d.   If the Plan Participant should die before the Aggregate Investment Account Value has been paid or applied in full, the remaining Investment Account Values will be treated as benefits payable at death as described in this prospectus.

            e.   Year for purposes of determining payments under the Flexible Income Option means the twelve month period starting on the installment payment starting date and each corresponding twelve month period thereafter.

            An Owner of Benefits may request a payment in excess of the minimum described above. Such payment may be equal to all or any portion of the Investment Accounts which correlate to the Plan Participant; provided, however, that if the requested payment would reduce the total value of such accounts to a total balance of less than $1,750 then such request will be a request for the total of such Investment Accounts. The Owner of Benefits may terminate the Flexible Income Payments by giving the Company Notification (i) requesting an excess payment equal to the remaining balance of the Aggregate Investment Account Values which correlate to a Plan Participant, (ii) requesting that the remaining balance of the Aggregate Investment Account Values be applied to provide Variable Annuity Payments or (iii) a combination of (i) and (ii), as long as the amount applied to provide an annuity is at least $1,750. The Company will make such excess payment on the later of (i) the date requested, or (ii) the date seven (7) calendar days after the Company receives the Notification. The Annuity Commencement Date for amounts so applied will be one month after the Annuity Purchase Date. The Annuity Purchase Date for amounts so applied will be the first Valuation Date in the month following the Company’s receipt of the Notification or the first Valuation Date of such subsequent month as requested.

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            If the Owner of Benefits chooses the Flexible Income Option, an additional charge $25.00 will be deducted annually on a pro rata basis from the Investment Accounts which correlate to the Plan Participant.

C. Payment on Death of Plan Participant

      1.   Prior to Annuity Purchase Date

            If a Plan Participant dies prior to the Annuity Purchase Date, the Company (upon receipt of due proof of death and any waiver or consent required by applicable state law) will pay the death benefit in accordance with the provisions of the Plan. The Owner of Benefits may elect to either (1) leave the assets in the Contract to the extent permitted by applicable laws; (2) receive such value as a single sum benefit; or (3) apply the Investment Account Values which correlate to the Plan Participant to purchase Variable Annuity Payments for the beneficiary if the aggregate value of such Investment Accounts is at least $1,750. If the beneficiary does not provide Notification to the Company within 120 days of the date the Company receives due proof of death (i.e. a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by a medical doctor who attended the deceased during his last illness), the beneficiary will be deemed a Plan Participant under the Contract.

            A beneficiary may elect to have all or a part of the amount available under this Contract transferred to any Companion Contract. Alternatively, this Contract may accept all or part of the amount available under a Companion Contract to establish an Investment Account or Accounts for a beneficiary under this Contract. If the aggregate value of such Investment Accounts is less than $1,750, the Company may at its option pay the beneficiary the value of such accounts in lieu of all other benefits.

            An election to receive Variable Annuity Payments must be made prior to the single sum payment to the beneficiary. The amount of the death benefit is determined by the terms of the Plan. Annuity income must be payable as lifetime annuity income with no benefits beyond the beneficiary’s life or life expectancy. In addition, the amount of the monthly Variable Annuity Payments must be at least $20, or the Company may at its option pay the beneficiary the value of the Variable Annuity Reserves in lieu of all other benefits. The beneficiary’s Annuity Purchase Date will be the first day of the calendar month specified in the election, but in no event prior to the first day of the calendar month following the date Notification is received by the Company. The amount to be applied will be determined as of the Annuity Purchase Date. The beneficiary’s Annuity Commencement Date will be the first day of the calendar month following the Annuity Purchase Date. The beneficiary must be a natural person in order to elect Variable Annuity Payments. The annuity conversion rates applicable to a beneficiary shall be the annuity conversion rates the Company makes available to Owners of Benefits under this Contract. The beneficiary will receive a written description of the options available.

2.  Subsequent to Annuity Purchase Date

Upon the death of a Plan Participant subsequent to the Annuity Purchase Date, no benefits will be available except as may be provided under the form of annuity selected. If provided for under the form of annuity, the Owner of Benefits or the beneficiary will continue receiving any remaining payments unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum.

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D.   Withdrawals and Transfers

      1.   Cash Withdrawals

            The Contract is designed for and intended to be used for retirement Plans. However, subject to any Plan limitations or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may withdraw cash from the Investment Accounts which correlate to a Plan Participant at any time prior to the Annuity Purchase Date subject to any charges that may be applied. The Code generally provides that distributions from the contracts (except those used for Creditor Exempt or General Creditor Non-qualified Plans) may begin only after the Plan Participant attains age 59½, terminates employment, dies or becomes disabled, or in the case of deemed hardship (or, for 457 Plans, unforeseen emergencies). Withdrawals before age 59½ may involve an income tax penalty. (See “Federal Tax Status.”)

            The procedure with respect to cash withdrawals is as follows:

            a.   The Plan must allow for such withdrawal.

            b.   The Company must receive a Notification requesting a cash withdrawal from the Owner of Benefits on a form either furnished or approved by the Company. The Notification must specify the amount to be withdrawn for each Investment Account from which withdrawals are to be made. If no specification is made, withdrawals from Investment Accounts will be made on a pro rata basis.

            c.   If a certificate has been issued to the Owner of Benefits the Company may require that any Notification be accompanied by such certificate.

            d.   In the case of a withdrawal of the Aggregate Investment Account Value, it will be subject to the Contract Administration Expense/Recordkeeping Charge. If the Aggregate Investment Account Values are insufficient to satisfy the amount of the requested withdrawal and applicable charges, the amount paid will be reduced to satisfy such charges.

            Any cash withdrawal will result in the cancellation of a number of units from each Investment Account from which values have been withdrawn. The number of units cancelled from an Investment Account will be equal to the amount withdrawn from that Account divided by the Unit Value for the Division of the Separate Account in which the Account is invested for the Valuation Period in which the cancellation is effective. Units will also be cancelled to cover any charges assessed under (d) above.

            (Special Note: Under the Texas Education Code, Plan Participants under Contracts issued in connection with Optional Retirement Programs for certain employees of Texas institutions of higher education are prohibited from making withdrawals except in the event of termination of employment, retirement or death of the Plan Participant. Also, see “Federal Tax Status” for a description of further withdrawal restrictions.)

      2.   Transfers Between Divisions

Upon Notification, all or a portion of the value of an Investment Account which correlates to a Plan Participant may be transferred to another available Investment Account correlating to such Plan Participant for the same type of Contribution. Transfers may be made at any time before the Annuity Purchase Date.

A transfer will be effective as of the end of the Valuation Period in which the request is received. Any amount transferred will result in the cancellation of units in the Investment Account from which the transfer is made. The number of units cancelled will be equal to the amount transferred from the Investment Account divided by the Unit Value of the Division for the Valuation Period in which the transfer is effective. The transferred amount will result in the crediting of Units in the Investment Account to which the transfer is made. The number of Units credited will be equal to the amount transferred to the Investment Account divided by the Unit Value of the Division for the Valuation Period in which the transfer is effective.

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      3.   Transfers to the Contract

            If a Companion Contract has been issued by the Company to fund the Plan, and except as otherwise provided by the applicable Plan, the Contract may accept all or a portion of the proceeds available under the Companion Contract at any time at least one month before Annuity Commencement Date, subject to the terms of the Companion Contract.

      4.   Transfers to Companion Contract

            If a Companion Contract has been issued by the Company to fund the Plan, except as otherwise provided by the applicable Plan and the provisions of the Companion Contract, an Owner of Benefits may by Notification transfer all or a portion of the Investment Account Values which correlate to a Plan Participant to the Companion Contract. If the Notification does not state otherwise, amounts will be transferred on a pro rata basis from the Investment Accounts which correlate to the Plan Participant. Transfers with respect to a Plan Participant from this Contract to the Companion Contract will not be permitted if this Contract has accepted, within the six-month period preceding the proposed transfer from this Contract to the Companion Contract, a transfer from an unmatured Investment Account which correlates to the Plan Participant established under the Companion Contract. An unmatured Investment Account is an Investment Account which has not reached the end of its interest guarantee period. In all other respects, such transfers are subject to the same provisions regarding frequency of transfer, effective date of transfer and cancellation of units as described above in “Transfers Between Divisions.”

      5.   Special Situation Involving Alternate Funding Agents

            The Contract allows the Investment Account Values of all Plan Participants to be transferred to an alternate Funding Agent with or without the consent of the Plan Participants. Transfers to an alternate Funding Agent require Notification from the Contractholder.

            The amount to be transferred will be equal to the Investment Account Values determined as of the end of the Valuation Period in which the Notification is received. Such transfers will be subject to the Contract Administration Expense/Recordkeeping Charge.

      6.   Postponement of Cash Withdrawal or Transfer

            Any cash withdrawal or transfer to be made from the Contract or between Investment Accounts in accordance with the preceding paragraphs will be made (i) within seven calendar days after Notification for such payment or transfer is received by the Company at its Home Office or (ii) on the requested date of payment or transfer, if later. However, such withdrawal or transfer may be deferred during any period when the right to redeem shares is suspended as permitted under provisions of the Investment Company Act of 1940, as amended. The right to redeem shares may be suspended during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by the underlying mutual fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the mutual fund to fairly determine the value of its net assets; or (c) the Securities and Exchange Commission so permits by order for the protection of security holders. If any deferment of transfer or withdrawal is in effect and has not been cancelled by Notification to the Company within the period of deferment, the amount to be transferred or withdrawn shall be determined as of the first Valuation Date following expiration of the permitted deferment, and transfer or withdrawal will be made within seven calendar days thereafter. The Company will notify the Contractholder of any deferment exceeding 30 days.

      7.   Loans

            The Company will not make available a loan option for the Contract.

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E.   Other Contractual Provisions

      1.   Contribution Limits

            The Contract prescribes no limits on the minimum Contribution which may be made to an Investment Account which correlates to a Plan Participant. Plan Participant maximum Contributions are discussed under “Federal Tax Status.” Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.

      2.   Assignment

            No benefits in the course of payment under a Contract used to fund a TDA Plan, 401(a) Plan, governmental 457(b) Plan or Creditor-Exempt Non-Qualified Plan are assignable, by any Owner of Benefits, Plan Participant, beneficiary or contingent annuitant and all such benefits under such Contracts, shall be exempt from the claims of creditors to the maximum extent permitted by law. Benefits in the course of payment for Contracts used for fund tax exempt 457(b) Plans, 457(f) Plans and General Creditor Non-Qualified Plans are assignable only by the Contractholder and such benefits are subject to the claims of the Contractholder’s general creditors.

            Investment Account Values which correlate to a Plan Participant are non-forfeitable by the Owner of Benefits; provided, however, if the Plan specifically so provides, Investment Account Values which correlate to a Plan Participant shall be reduced to the extent required by the vesting provisions of the Plan as of the date the Company receives Notification of the event requiring the reduction.

      3.   Cessation of Contributions

            A cessation of Contributions with respect to all Plan Participants shall occur at the election of the Contractholder upon Notification to the Company, on the date the Plan terminates or on the date no Investment Account Values remain under the Contract or at the election of the Company upon 60-days notice to the Contractholder. Following a cessation of Contributions all terms of the Contract will continue to apply except that no further Contributions may be made.

      4.   Changes in the Contract

            The terms of a Contract may be changed at any time by written agreement between the Company and the Contractholder without the consent of any Plan Participant, Owner of Benefits, beneficiary, or contingent annuitant. However, except as required by law or regulation, no such change shall apply to variable annuities which were in the course of payment prior to the effective date of the change. The Company will notify any Contractholder affected by any change under this paragraph.

            The Company may unilaterally change the Contract at any time, including retroactive changes, in order to meet the requirements of any law or regulation issued by any governmental agency to which the Company is subject. The Company may also add Divisions to the Separate Account at any time. In addition, the Company may, on 60-days prior notice to the Contractholder, unilaterally change the basis for determining Investment Account Values, the Net Investment Factors, the Annuity Purchase Rates and the Annuity Change Factors; the guaranteed annuity conversion rates; the provisions with respect to transfers to or from a Companion Contract or between Investment Accounts; and the Contract Administration Expense/Recordkeeping Charge.

            However, no amendment or change will apply to annuities in the course of payment except to the extent necessary to meet the requirements of any law or regulation issued by any governmental agency to which the company is subject. In addition, no change on the guaranteed annuity conversion rates will be effective for any current Plan Participant if the effect of such amendment or change would be less favorable to the Owner of Benefits. Also, any change in the Contract Administration Expense/Recordkeeping Charge will not take affect as to any Investment Accounts to be transferred to an Alternate Funding Agent if, prior to the date of the amendment or change is to take affect, the Company receives a written request from the Contractholder for payment of all such Investment Account Values to the Alternate Funding Agent and such request is not revoked.

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            Furthermore, the Company may, on 60-days notice to the Contractholder, unilaterally change the mortality and expense risks charge provided that (a) the charge shall in no event exceed 1.25%, (b) the charge shall not be changed more frequently than once in any one year period and (c) no change shall apply to annuities which were in the course of payment prior to the effective date of the change.

STATEMENT OF VALUES

The Company will furnish each Owner of Benefits at least once during each year a statement showing the number of units credited to the Investment Account or Accounts which correlate to the Plan Participant, Unit Values for such Investment Accounts and the resulting Investment Account Values.

SERVICES AVAILABLE BY TELEPHONE

Telephone Transactions. The following transactions may be exercised by telephone by any Owner of Benefits: 1) transfers between Investment Accounts; and 2) changes in Contribution allocation percentages. The telephone transactions may be exercised by calling 1-800-547-7754. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Company is open for business to be effective that day. Requests made after the close of the New York Stock Exchange or on a day when the Company is not open for business will be effective the next business day. Plan Participants may obtain daily account information, investment information and counselor assistance by calling the toll free number.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The Owner of Benefits bears the risk of loss caused by fraudulent telephone instructions the Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller’s name, daytime telephone number, social security number and/ or birthdate and sending a written confirmation of the transaction to the Owner of Benefits’ address of record. Owners of Benefits may obtain additional information and assistance by telephoning the toll free number.

DISTRIBUTION OF THE CONTRACT

The Contract is no longer offered.

FEDERAL TAX STATUS

It should be recognized that the descriptions below of the federal income tax status of amounts received under the Contracts are not exhaustive and do not purport to cover all situations. A qualified tax advisor should be consulted for complete information. (For the federal tax status of the Company and Separate Account B, see “Principal Life Insurance Company Separate Account B”.)

A.   Taxes Payable by Owners of Benefits and Annuitants

      The Contract offered in connection with this prospectus is used with retirement programs which receive favorable tax deferred treatment under Federal income tax law or deferred annuity contracts purchased with after tax dollars. Annuity payments or other amounts received under the Contract are subject to income tax withholding. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

      Contributions to Contracts used for Creditor-Exempt and General Creditor Non-Qualified Plans do not enjoy the advantages available to qualified retirement plans, but Contributions invested in Contracts used to Fund Creditor-Exempt Non-qualified Retirement Plans may receive tax-deferred treatment of the earnings, until distributed from the Contract as retirement benefits.

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1.         Tax-Deferred Annuity Plans – (Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions)

            Contributions. Under section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations, meeting the requirements of section 501(c)(3) of the Code and public educational institutions) to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate contributions do not exceed the limitations prescribed by section 402(g) and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

            An individual’s voluntary salary reduction contributions under section 403(b) are generally limited to $16,500 in 2011; additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to the lesser of 100% of the participant’s compensation or $49,000 in 2011. In addition, for plan years beginning after December 31, 1988, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

            Taxation of Distributions. Distributions are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59½, (2) separation from service, (3) death, (4) disability, (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon), or (6) plan termination.

            All distributions from a section 403(b) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code and are subject to 20% income tax withholding if they are eligible rollover distributions. Distributions received before the recipient attains age 59½ generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and distributions (5) to alternate payee pursuant to a qualified domestic relations order, (6) made on account of certain levies on income or payments and (7) not in excess of tax deductible medical expenses.

            Required Distributions. The first year for which a minimum distribution is required is the later of the calendar year in which the participant reaches age 70½ or the calendar year in which the participant retires and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Plan Participants employed by governmental entities and certain church organizations may delay the commencement of payments until April 1 of the calendar year following retirement if they remain employed after attaining age 70½. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the Contract must be distributed within five years or, if distributions to a beneficiary designated under the Contract commence within one year of the Plan Participant’s death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary’s life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant’s death, distributions must continue at least as rapidly as under the method in effect at the date of death. Amounts accumulated under a Contract on December 31, 1986, are not subject to these minimum distributions requirements. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

            Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract, and the IRS has ruled that total or partial amounts transferred between section 403(b) annuity contracts and/or 403(b)(7) custodial accounts may qualify as tax-free exchanges under certain circumstances. In addition, section 403(b) of the Code permits tax-free rollovers of eligible rollover distributions from section 403(b) programs to Individual Retirement Accounts (IRAs) and other eligible Retirement Plans. If an eligible rollover distribution is taken as a direct rollover to an IRA (or other eligible Retirement Plan) the mandatory 20% income tax withholding does not apply. However, the 20% mandatory withholding requirement does apply to an eligible rollover distribution that is not made as a direct rollover. In addition, such a rollover must be completed within 60 days of receipt of the distribution.

23

      2.   457 Plans

            Contributions. Under section 457 of the Code, there are three types of 457 plans. Tax exempt 457(b), governmental 457(b) and 457(f), Tax exempt 457(b) plans, and 457(f) plans may only be established for a select group of management or highly compensated employees and/or independent contractors.

            These plans allow individuals to defer the receipt of compensation which would otherwise be presently payable and to therefore defer the payment of Federal income taxes on the amounts. Participants in a tax exempt 457(b) or a governmental 457(b) Plan may defer both employee and employer contributions up to the 402(g) limit, $16,500 for 2011. Catch up contributions are also allowed under certain circumstances. The amounts which are deferred may be used by the employer to purchase the Contract. The amounts in a tax exempt 457(b) plan and a 457(f) plan are owned by the employer and are subject to the claims of the employer’s creditors. The amounts which are deferred for a governmental 457(b) plan are held for the exclusive benefit of the participants and beneficiaries.

            Taxation of Distributions. For a governmental 457(b) plan, the amounts are taxable to the participant in the year they are distributed. For a tax exempt 457(b), the amounts are taxable to the participant in the year they are paid or otherwise made available. Amounts otherwise made available may be deferred in certain circumstances. For a 457(f) plan, amounts are taxable to the participant at the time there is no substantial risk of forfeiture.

            Distributions Before Separation from Service. Distributions for tax exempt 457(b) plans and governmental 457(b) plans are not permitted until separation from service except for unforeseeable emergencies, certain De minimus withdrawals and reaching age 70½. Distributions from 457(f) plans may be allowed at certain times as allowed by a plan document.

            Required Distributions. The minimum distribution requirements for tax exempt 457(b) plans and governmental 457(b) plans are generally the same as for those for qualified plans and section 403(b) plans. There are no minimum distribution requirements for 457(f) plans.

            Tax Free Transfers and Rollovers. Federal income tax law permits rollovers from governmental 457(b) plans to another eligible retirement plan. Federal tax law does not permit rollovers from tax exempt 457(b) plans or 457(f) plans to any other retirement plan or IRA. Federal tax law does permit the transfer from one tax exempt 457(b) plan to another.

      3.   401(a) Plans

            Contributions. Under Section 401(a) of the Code, payments made by employers to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate contributions do not exceed the limitations prescribed by section 402(g), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

            An individual’s voluntary salary reduction contributions for a 401(k) plan are generally limited to $16,500 (2011 limit). In addition, an individual over age 50 may make a “catch-up” contribution of up to $5,500.

            For 401(a) qualified plans, the maximum annual contribution that a member can receive is limited to the lesser of 100% of includible compensation or $49,000 (2011 limit).

            Taxation of Distributions. Distributions are restricted. These restrictions require that no distributions of employer contributions or salary deferrals will be permitted prior to one of the following events: (1) attainment of age 59½, (2) separation from service, (3) death, (4) disability, or (5) for certain 401(a) Plans, hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon). In-service distributions may be permitted under various circumstances in certain plans.

24

            To the extent distributions do not represent voluntary after-tax distributions, distributions from a section 401(a) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code. Distributions received before the recipient attains age 59½ generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the Plan Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and (5) distributions not in excess of tax deductible medical expenses.

            Required Distributions. The first year for which a minimum distribution is required is the later of the calendar year in which the participant reaches age 70½ or the calendar year in which the participant retires and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Following the death of the Plan Participant, the distribution requirements are generally the same as those described with respect to 403(b) Plans. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

            Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract. Distributions from a 401(a) Plan may also be transferred to a Rollover IRA or other eligible retirement plan.

      4.   Creditor-Exempt Non-Qualified Plans

            Certain employers may establish Creditor-Exempt Non-Qualified Plans. Under such Plans the employer formally funds the Plan either by purchasing an annuity contract or by transferring funds on behalf of Plan Participants to a trust established for the benefit of such Plan Participants with a direction to the trustee to use the funds to purchase an annuity contract. The Trustee is the Contractholder and is considered the nominal owner of the Contract. Each Plan Participant as a Trust beneficiary, is an Owner of Benefits under the Contract and is treated as the owner for income tax purposes.

            Taxation of Contract Earnings. Since each Plan Participant for income tax purposes is considered the owner of the Investment Account or Accounts which correlate to such Participant, any increase in a Participant’s Investment Account Value resulting from the investment performance of the Contract is not taxable to the Plan Participant until received by such Plan Participant.

            Contributions. Payments made by the employer to the Trust on behalf of a Plan Participant are currently includible in the Plan Participant’s gross income as additional compensation and, if such payments coupled with the Plan Participant’s other compensation is reasonable in amount, such payments are currently deductible as compensation by the Employer.

            Taxation of Distributions. In general, partial redemptions from an Investment Account that are not received by a Plan Participant as an annuity under the Contract allocated to post-August 13, 1982 Contributions under a preexisting Contract are taxed as ordinary income to the extent of the accumulated income or gain under the Contract. Partial redemptions from a Contract that are allocated to pre-August 14, 1982 Contributions under a preexisting Contract are taxed only after the Plan Participant has received all of the “investment in the contract” (Contributions less any amounts previously received and excluded from gross income).

            In the case of a complete redemption of an Investment Account under the Contract (regardless of the date of purchase), the amount received will be taxed as ordinary income to the extent that it exceeds the Plan Participant’s investment in the Contract.

            If a Plan Participant purchases two or more Contracts from the Company (or an affiliated company) within any twelve month period after October 21, 1988, those Contracts are treated as a single contract for purposes of measuring the income on a partial redemption or complete surrender.

            When payments are received as an annuity, the Plan Participant’s investment in the Contract is treated as received ratably over the expected payment period of the annuity and excluded from gross income as a tax-free return of capital. Individuals who commence receiving annuity payments on or after January 1, 1987, can exclude from income only their unrecovered investment in the Contract. Where such individuals die before they have recovered their entire investment in the Contract on a tax-free basis, they are entitled to a deduction of the unrecovered amount on their final tax return.

25

            In addition to regular income taxes, there is a 10% penalty tax on the taxable portion of a distribution received before the Plan Participant attains age 59½ under the Contract, unless the distribution is; (1) made to a Beneficiary on or after death of the Plan Participant, (2) made upon the disability of the Plan Participant; (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Plan Participant or the Plan Participant and Beneficiary; (4) made under an immediate annuity contract, or (5) allocable to Contributions made prior to August 14, 1982.

            Required Distributions. The Code does not require a Plan Participant under a Creditor-Exempt Non-Qualified Plan to commence receiving distributions at any particular time and does not limit the duration of annuity payments. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the Contract must be distributed within five years or, if distributions to a beneficiary designated under the Contract commence within one year of the Plan Participant’s death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary’s life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant’s death, distributions must continue at least as rapidly as under the method in effect at the date of death.

            Tax-Free Exchanges. Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction, but is reportable to the IRS. Transferring Investment Account Values from this Contract to a Companion Contract would fall within the provisions of Section 1035 of the Code.

      5.   General Creditor Non-Qualified Plans

            Contributions. Private taxable employers may establish informally financed, General Creditor Non-Qualified Plans for a select group of management or highly compensated employees and/or independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1989, and not subsequently modified, are subject to the rules discussed below.

            Informally financed General Creditor Non-Qualified Plans represent a bare contractual promise on the part of the employer to pay wages at some future time. The Contract used to informally finance the employer’s obligation is owned by the employer and is subject to the claims of the employer’s creditors. The Plan Participant has no present right or vested interest in the Contract and is only entitled to payment in accordance with Plan provisions. If the Employer who is the Contractholder, is not a natural person, the Contract does not receive tax-deferred treatment afforded other Contractholders under the Code.

            Taxation of Distributions. Amounts received by an individual from a General Creditor Non-Qualified Plan are includible in the employee’s gross income for the taxable year in which such amounts are paid or otherwise made available. Such amounts are deductible by the employer when made taxable to the individual.

B.   Fund Diversification

      Separate Account investments must be adequately diversified in order for the increase in the value of Creditor-Exempt Non-Qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to Creditor-Exempt Non-Qualified Contractholders.

      The investment opportunities of the mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all Contractholders, including those owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.

26

STATE REGULATION

The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and assets are subject to review or examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner’s representatives, at all times, and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

GENERAL INFORMATION

Frequent Trading and Market-Timing (Abusive Trading Practices)

This Contract is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, this Contract is not an appropriate investment. The Company does not accommodate market timing.

The Company considers frequent trading and market timing activities to be abusive trading practices because they:

•         Disrupt the management of the underlying mutual funds by;

•         forcing the mutual fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the mutual fund; and

•         causing unplanned portfolio turnover;

•         Hurt the portfolio performance of the underlying mutual funds; and

•         Increase expenses of the underlying mutual fund and separate account due to;

•         increased broker-dealer commissions; and

•         increased recordkeeping and related costs.

If the Company is not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.

The Company has adopted policies and procedures to help it identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While the Company’s policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that the Company will identify and prevent abusive trading in all instances. When the Company does identify abusive trading, the Company will apply its policies and procedures in a fair and uniform manner.

If the Company, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, the Company will take action that may include, but is not limited to:

•         Rejecting transfer instructions from a contractholder or other person authorized by the contractholder to direct transfers;

•         Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;

•         Limiting the number of unscheduled transfers during a Contract year to no more than 12;

•         Prohibiting requests to transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/ redemption); and

•         Taking such other action as directed by the underlying mutual fund.

The Company will support the underlying mutual funds’ right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.

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In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, the Company will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. The Company will give you notice in writing in this instance.

Important Information About Customer Identification Procedures

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Legal Opinions

Legal matters applicable to the issue and sale of the Contracts, including the right of the Company to issue Contracts under Iowa Insurance Law, have been passed upon by Karen E. Shaff, Executive Vice President and General Counsel of the Company.

Legal Proceedings

There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

Other Variable Annuity Contracts

The Company currently offers other variable annuity contracts that participate in the Separate Account. In the future, we may designate additional group or individual variable annuity contracts as participating in the Separate Account.

Householding

To avoid sending duplicate copies of materials to owners, only one copy of the prospectus and annual and semi-annual reports for the funds will be mailed to owners having the same name and address on our records. The consolidation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

Independent Registered Public Accounting Firm

The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company which are included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports thereon which appear in the Statement of Additional Information.

Financial Statements

The financial statements of the Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

Customer Inquiries

Your questions should be directed to Princor Financial Services Corporation, a company of the Principal Financial Group, Des Moines, Iowa 50392-2080, (800) 852-4450.

28

TABLE OF SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

Balanced Division
Invests in:	Principal Variable Contracts Funds Balanced Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to generate a total return consisting of current income and capital appreciation.

Bond & Mortgage Securities Division
Invests in:	Principal Variable Contracts Funds Bond & Mortgage Securities Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide current income.

Diversified International Division
Invests in:	Principal Variable Contracts Funds Diversified International Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Government & High Quality Bond Division
Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide a high level of current income consistent with safety and liquidity.

LargeCap Growth Division
Invests in:	Principal Variable Contracts Funds LargeCap Growth Account - Class 1
Investment Advisor:	Columbus Circle Investors through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

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LargeCap Value Division
Invests in:	Principal Variable Contracts Funds LargeCap Value Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

MidCap Blend Division
Invests in:	Principal Variable Contracts Funds MidCap Blend Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Money Market Division
Invests in:	Principal Variable Contracts Funds Money Market Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

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Registration Statement

This prospectus (Part A of the registration statement) omits some information contained in the SAI (Part B of the registration statement) and Part C of the registration statement which the Company has filed with the SEC. The SAI is hereby incorporated by reference into this prospectus. You may request, a free copy of the SAI by contacting your registered representative or calling us at 1-800-852-4450.

Information about the Contract (including the SAI and Part C of the registration statement) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Contract are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-0102.

The registration number for the Contract is 33-44565.

Customer Inquiries

Your questions should be directed to: Principal Personal Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, 1-800-852-4450.

TABLE OF CONTENTS OF THE SAI

The table of contents for the Statement of Additional Information is provided below.

TABLE OF CONTENTS

General Information and History	3
Independent Registered Public Accounting Firm	3
Underwriting Commissions	3
Calculation of Performance Data	3
Principal Life Insurance Company Separate Account B
Report of Independent Registered Public Accounting Firm	5
Financial Statements	6
Principal Life Insurance Company
Report of Independent Registered Public Accounting Firm	153
Consolidated Financial Statements	154

To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

Princor Financial Services Corporation

a company of

the Principal Financial Group

Des Moines, IA 50392-2080

Telephone: 1-800-852-4450

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CONDENSED FINANCIAL INFORMATION

Financial statements are included in the Statement of Additional Information. Following are unit values for the Contract for the periods ended December 31.

Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
Balanced
2011	$2.117	2.189	3.40%	231
2010	1.875	2.117	12.92	223
2009	1.558	1.875	20.35	351
2008	2.270	1.558	-31.37	379
2007	2.168	2.270	4.70	510
2006	1.958	2.168	10.73	474
2005	1.845	1.958	6.12	473
2004	1.687	1.845	9.37	1,165
2003	1.429	1.687	18.05	1,499
2002	1.657	1.429	-13.76	1,586
Bond & Mortgage Securities
2011	2.313	2.461	6.40	128
2010	2.085	2.313	10.96	122
2009	1.736	2.085	20.10	149
2008	2.107	1.736	-17.61	130
2007	2.050	2.107	2.78	174
2006	1.972	2.050	3.96	171
2005	1.936	1.972	1.86	196
2004	1.854	1.936	4.42	610
2003	1.784	1.854	3.92	959
2002	1.644	1.784	8.52	825
Diversified International
2011	2.576	2.298	-10.79	225
2010	2.280	2.576	12.98	224
2009	1.796	2.280	26.95	234
2008	3.361	1.796	-46.56	264
2007	2.914	3.361	15.34	349
2006	2.292	2.914	27.14	338
2005	1.863	2.292	23.03	310
2004	1.549	1.863	20.27	904
2003	1.178	1.549	31.49	1,215
2002	1.413	1.178	-16.63	1,279
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Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
Government & High Quality Bond
2011	$2.370	2.502	5.57%	64
2010(1)	2.367	2.370	0.13	54
LargeCap Growth
2011	1.953	1.858	-4.86	361
2010	1.660	1.953	17.63	344
2009	1.315	1.660	26.24	404
2008	2.329	1.315	-43.54	530
2007	1.903	2.329	22.39	628
2006	1.742	1.903	9.24	609
2005	1.564	1.742	11.38	632
2004	1.439	1.564	8.69	1,716
2003	1.145	1.439	25.68	2,112
2002	1.625	1.145	-29.54	2,200
LargeCap Value
2011	2.959	2.975	0.54	168
2010	2.611	2.959	13.34	164
2009	2.259	2.611	15.58	230
2008	3.507	2.259	-35.59	328
2007	3.533	3.507	-0.74	446
2006	2.964	3.533	19.20	446
2005	2.793	2.964	6.12	454
2004	2.502	2.793	11.63	1,110
2003	2.006	2.502	24.73	1,618
2002	2.339	2.006	-14.24	1,814
2001	2.560	2.339	-8.63	2,247
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Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
MidCap Blend
2011	$4.745	5.105	7.59%	221
2010	3.848	4.745	23.30	215
2009	2.895	3.848	32.92	255
2008	4.410	2.895	-34.35	318
2007	4.055	4.410	8.75	428
2006	3.573	4.055	13.49	447
2005	3.292	3.573	8.54	443
2004	2.814	3.292	16.99	1,013
2003	2.132	2.814	31.99	1,352
2002	2.352	2.132	-9.35	1,440
2001	2.458	2.352	-4.31	1,597
Money Market
2011	1.633	1.623	-0.61	288
2010	1.644	1.633	-0.66	241
2009	1.651	1.644	-0.42	289
2008	1.620	1.651	1.91	342
2007	1.553	1.620	4.31	306
2006	1.494	1.553	3.95	241
2005	1.464	1.494	2.05	278
2004	1.460	1.464	0.27	916
2003	1.459	1.460	0.07	1,541
2002	1.448	1.459	0.76	1,590
2001	1.403	1.448	3.21	1,567

(1) Commenced operations on July 19, 2010.

34

APPENDIX A

The Contract provided for contract administration and recordkeeping services and fees as well as certain other services and fees, as follows:

Contract Administration Expense/Recordkeeping Charge

An annual Contract Administration Expense/Recordkeeping Charge of $34 per Plan Participant plus 0.35% of the Annual Balance ($3,000 minimum) will be assessed on a quarterly basis during each Deposit Year. The Annual Balance used to compute the charge is the aggregate value of Investment Accounts which correlate to a Plan Participant, and other Plan assets that correlate to a Plan Participant that are not allocated to the Contract or an Associated or Companion Contract but for which the Company provides record keeping services (“Outside Assets”), at the end of each quarter. The $34 per Plan Participant charge is increased to $37 if the Company distributes benefit plan reports directly to the homes of the Plan Participants.

The Contract Administration Expense/Recordkeeping Charge will be assessed on the earlier of (i) the date the Investment Accounts are paid in full (a total redemption) or (ii) each Quarterly Date. One-fourth of the annual charge is normally assessed on each Quarterly Date.

If the accounts are paid in full (a total redemption) at any time during the Deposit Year, that portion of the $34 ($37) per Plan Participant charge for the Deposit Year in which such total redemption occurs not yet paid to the Company will be assessed in full. However, the remaining part of the Contract Administration Expense/Recordkeeping Charge consisting of the 0.35% of the Average Annual Balance will be assessed on a pro rata basis for any fractional part of the Deposit Year.

The record keeping expense will be $34 ($37). The record keeping expense is increased by 10% if Plan contributions are not reported in the Company’s standard form by modem. In addition, if benefit plan reports are mailed on other than a quarterly basis the $34 ($37) per Plan Participant charge is adjusted according to the following schedule:

Reporting Frequency	Adjustment to $34 ($37) Charge
Annual	9% decrease
Semi-Annual	6% decrease
Monthly	24% increase

The $34 ($37) per Plan Participant charge is also adjusted if the Company performs more (or less) than one 401(k) and 401(m) non-discrimination test in a Deposit Year. Such a charge is increased by 3% for each additional test and is reduced by 3% for each test not performed by the Company.

The 0.35% portion of the Contract Administration Expense/Recordkeeping charge will be reduced by 10% if the Company has issued an Associated Contract to the Contractholder.

If the Owner of Benefits chooses the Flexible Income Option, an additional charge of $25 will be assessed annually.

As part of the Company’s policy of ensuring client satisfaction with the services it provides, the Company may agree to waive the assessment of all or a portion of the Contract Administration Expense/Recordkeeping Charge in response to any reasonably-based complaint the Company is unable to rectify from the Contractholder as to the quality of the services covered by such charge.

A Contractholder may agree to pay all or a portion of the Contract Administration Expense/Recordkeeping Charge separately or have the fees deducted from Investment Accounts which correlate to a Plan Participant.

If deducted from Investment Accounts, the charge will be allocated among Investment Accounts which correlate to the Plan Participant in proportion to the relative values of such Accounts and will be effected by cancelling a number of units in each such Investment Account equal to such Account’s proportionate share of the deduction.

If the Company provides record keeping services for any Outside Assets, the Contractholder can elect to deduct from Investment Accounts only the $34 ($37) portion of the Contract Administration Expense/Recordkeeping Charges which correlate to Plan Participants.

35

Documentation Expense

The Company can provide a sample Plan document and summary plan descriptions to the Contractholder. The Contractholder will be billed $300 if the Contractholder uses a Principal Financial Group Prototype for Savings Plans or Standardized Plan. If the Company provides a sample custom-written Plan, the Contractholder will be billed $1000 for the initial Plan or for any restatement thereof, $500 for any amendments thereto, and $500 for standard summary plan description booklets. If the Contractholder adopts a Plan other than one provided by the Company, a minimum $100 charge will be made for summary plan description booklets requested by the Contractholder, if any.

Location Fee

Contractholders may request the Company to provide services to groups of employees at multiple locations. If the Company agrees to provide such services, the Contractholder will be billed $150 on a quarterly basis ($600 annually) for each additional employee group or location. In addition, separate contract administration/record keeping charges and documentation fees may apply for each employee group or location requiring separate government reports and/or sample plan documents.

Outside Asset Recordkeeping Charge

If the Company provides record keeping services for Plan assets which correlate to a Plan Participant other than assets under this Contract or an Associated or Companion Contract (“Outside Assets”), the Company will bill the Contractholder an Outside Asset Recordkeeping Charge. The annual charge is calculated based upon the following table:

Number of Members with Outside Accounts	Outside Asset Annual Recordkeeping Expense
1 - 25	$1,000
26 - 49	$15.30 per member + $614.70
50 - 99	$13.95 per member + $682.20
100 - 299	$12.60 per member + $817.20
300 - 499	$10.35 per member + $1,492.20
500 - 999	$8.55 per member + $2,392.20
1000 - 2499	$6.30 per member + $4,642.20
2500 - 4999	$5.40 per member + $6,892.20
5000 and over	$4.50 per member + $11,392.20

36

PART B

PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

PERSONAL VARIABLE

(A Group Variable Annuity Contract for Employer Sponsored

Qualified and Non-Qualified Retirement Plans)

Statement of Additional Information

dated May 1, 2012

This Statement of Additional Information provides information about Principal Life Insurance Company Separate Account B Personal Variable - Group Variable Annuity Contracts (the “Contract” or the “Contracts”) in addition to the information that is contained in the Contract’s Prospectus, dated May 1, 2012.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, a copy of which can be obtained free of charge by writing or telephoning:

Princor Financial Services Corporation

a company of

the Principal Financial Group

Des Moines Iowa 50392-2080

Telephone: 1-800-633-1373

2

GENERAL INFORMATION AND HISTORY

The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998. Effective October 26, 2001, Principal Mutual Holding Company converted to a stock company and Principal Financial Group, Inc. completed its initial public offering.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 801 Grand, Des Moines, Iowa 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Separate Account B and the Principal Life Insurance Company.

UNDERWRITING COMMISSIONS

Aggregate dollar amount of underwriting commissions paid to and retained by Princor Financial Services Corporation for the Separate Account B Personal Variable Annuity contracts:

Year	Paid To	Retained by
2011	$1,647.95	—
2010	$1,954.32	—
2009	$1,419.99	—

CALCULATION OF PERFORMANCE DATA

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The Contract was not offered prior to July 15, 1992. Certain of the underlying funds were offered prior to the date the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as the Contract was issued on or after the date the underlying mutual fund was first offered. The hypothetical performance from the date of inception of the underlying mutual fund in which the division invests is derived by reducing the actual performance of the underlying mutual fund by the highest level of fees and charges of the Contract as if it had been in existence.

In addition, as certain of the underlying mutual funds have added classes since the inception of the fund, performance may be shown for periods prior to the inception date of the new class which represents the historical results of initial class shares and do not include the effects of the subsequent class’ annual fees and expenses. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Account’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.

3

From time to time the Account advertises its Money Market Division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the Division refers to the income generated by an investment under the contract in the Division over a seven-day period (which period will be stated in the advertisement).

This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects sales load deducted from purchase payments that, if included, would reduce the “yield” and “effective yield.” For the period ended December 31, 2011, the 7-day annualized and effective yields were -2.52% and -2.55%, respectively.

From time to time, the Separate Account will advertise the average annual total return of its various divisions for these Contracts. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value. In this calculation the ending value is reduced by a contingent deferred sales charge that decreases from 5% to 0% over a period of 7 years. The Separate Account may also advertise total return figures of its Divisions for a specified period that does not take into account the sales charge in order to illustrate the change in the Division’s unit value over time. See “Deductions Under the Contract” for a discussion of contingent deferred sales charges.

Assuming the Contract had been offered as of the dates indicated in the table below, the hypothetical average annual total returns for the periods ending December 31, 2011 are:

With Contingent Deferred Sales Charge
	Effective Date	One Year	Five Years	Ten Years
Balanced	12/18/1987	-1.96%	-0.45%	2.67%
Bond & Mortgage Securities	12/18/1987	0.89%	3.08%	3.97%
Diversified International	05/02/1994	-15.42%	-5.28%	4.88%
Government & High Quality Bond	05/06/1993	0.09%	4.65%	4.30%
LargeCap Growth	05/02/1994	-9.78%	-1.11%	1.18%
LargeCap Value	05/13/1970	-4.68%	-4.04%	2.29%
MidCap Blend	12/18/1987	2.04%	4.06%	7.94%
Money Market	03/18/1983	-5.79%	0.26%	0.99%

Without Contingent Deferred Sales Charge
	Effective Date	One Year	Five Years	Ten Years
Balanced	12/18/1987	3.20%	-0.05%	2.67%
Bond & Mortgage Securities	12/18/1987	6.20%	3.50%	3.97%
Diversified International	05/02/1994	-10.96%	-4.89%	4.88%
Government & High Quality Bond	05/06/1993	5.36%	5.07%	4.30%
LargeCap Growth	05/02/1994	-5.03%	-0.71%	1.18%
LargeCap Value	05/13/1970	0.33%	-3.65%	2.29%
MidCap Blend	12/18/1987	7.41%	4.48%	7.94%
Money Market	03/18/1983	-0.83%	0.67%	0.99%

4

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Separate Account B (“Separate Account”) comprised of the divisions described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, or for those divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of the Separate Account. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the fund companies or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life Insurance Company Separate Account B at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

April 26, 2012

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities
December 31, 2011
		American
	AllianceBernstein	Century VP
	Small Cap	Income &
	Growth	Growth
	Class A	Class I
	Division	Division
Assets
Investments in shares of mutual funds, at market	$4,183,695	$13,458,267

Liabilities	–	–
Net assets	$ 4,183,695	$ 13,458,267

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	2,685,365
Principal Freedom Variable Annuity 2	–	43,686
The Principal Variable Annuity	–	9,060,825
The Principal Variable Annuity With Purchase Payment Credit Rider	–	1,668,391
Principal Investment Plus Variable Annuity	2,776,946	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,406,749	–
Principal Lifetime Income Solutions	–	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 4,183,695	$ 13,458,267

Investments in shares of mutual funds, at cost	$3,965,825	$13,485,885
Shares of mutual fund owned	244,804	2,191,900
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	249,100
Principal Freedom Variable Annuity 2	–	4,480
The Principal Variable Annuity	–	873,058
The Principal Variable Annuity With Purchase Payment Credit Rider	–	171,342
Principal Investment Plus Variable Annuity	170,330	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	90,186	–
Principal Lifetime Income Solutions	–	–
Accumulation unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	10.78
Principal Freedom Variable Annuity 2	–	9.75
The Principal Variable Annuity	–	10.38
The Principal Variable Annuity With Purchase Payment Credit Rider	–	9.74
Principal Investment Plus Variable Annuity	16.30	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	15.60	–
Principal Lifetime Income Solutions	–	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

American	American
Century VP	Century VP
Inflation	MidCap	American	American	American	American
Protection	Value	Century VP	Century VP	Century VP	Century VP
Class II	Class II	Ultra Class I	Ultra Class II	Value Class II	Vista Class I
Division	Division	Division	Division	Division	Division

$82,770,564	$1,776,441	$3,992,953	$56,336,098	$20,923,503	$2,318,119

–	–	–	–	–	–
$ 82,770,564	$ 1,776,441	$ 3,992,953	$ 56,336,098	$ 20,923,503	$ 2,318,119

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	854,578	3,276,252	–	16,051,090	–
–	102,443	716,701	–	4,872,413	–
65,307,945	641,501	–	42,899,660	–	1,483,779
17,462,619	177,919	–	13,436,438	–	834,340
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–
$ 82,770,564	$ 1,776,441	$ 3,992,953	$ 56,336,098	$ 20,923,503	$ 2,318,119

$74,373,395	$1,848,374	$3,625,188	$53,231,720	$25,013,747	$2,449,731
7,044,303	131,588	421,198	6,018,814	3,607,500	154,028

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	75,371	345,110	–	1,236,075	–
–	9,123	80,466	–	397,534	–
4,860,591	56,579	–	3,823,745	–	117,115
1,358,366	15,844	–	1,251,734	–	68,830
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	11.34	9.49	–	12.99	–
–	11.23	8.91	–	12.26	–
13.44	11.34	–	11.22	–	12.67
12.86	11.23	–	10.73	–	12.12
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–

7

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2011

	Asset
	Allocation	Balanced
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$42,987,124	$36,778,740

Liabilities	–	–
Net assets	$ 42,987,124	$ 36,778,740

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	505,773
Premier Variable	160,011	2,177,973
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	28,099,127	31,325,878
The Principal Variable Annuity With Purchase Payment Credit Rider	1,978,121	2,769,116
Principal Investment Plus Variable Annuity	9,417,876	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,331,989	–
Principal Lifetime Income Solutions	–	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 42,987,124	$ 36,778,740

Investments in shares of mutual funds, at cost	$44,091,752	$37,130,673
Shares of mutual fund owned	3,683,558	2,653,589
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	231,044
Premier Variable	109,934	957,850
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	1,114,101	1,554,228
The Principal Variable Annuity With Purchase Payment Credit Rider	83,834	146,855
Principal Investment Plus Variable Annuity	373,398	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	141,208	–
Principal Lifetime Income Solutions	–	–
Accumulation unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	2.19
Premier Variable	1.46	2.27
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	25.22	20.16
The Principal Variable Annuity With Purchase Payment Credit Rider	23.60	18.86
Principal Investment Plus Variable Annuity	25.22	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	23.60	–
Principal Lifetime Income Solutions	–	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus – Rollover IRA	–	–

See accompanying notes.

Bond &
Mortgage	Diversified	Diversified	Diversified	Dreyfus IP	Equity
Securities	Balanced	Growth	International	Technology Growth	Income
Class 1	Class 2	Class 2	Class 1	Service Shares	Class 1
Division	Division	Division	Division	Division	Division

$235,718,020	$331,823,053	$747,474,302	$182,721,532	$2,725,560	$291,223,928

–	–	–	–	–	–
$ 235,718,020	$ 331,823,053	$ 747,474,302	$ 182,721,532	$ 2,725,560	$ 291,223,928

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
313,933	–	–	517,743	–	–
2,748,842	–	–	2,942,071	–	20,408
7,136,770	–	–	2,914,257	–	–
418,165	–	–	684,107	–	–
95,988,156	–	–	106,738,997	–	54,674,633
15,105,688	–	–	15,379,829	–	9,342,816
88,410,505	306,016,545	695,021,420	41,407,710	2,097,706	178,089,052
25,595,961	24,703,628	52,352,041	12,136,818	627,854	49,097,019
–	1,102,880	100,841	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–
$ 235,718,020	$ 331,823,053	$ 747,474,302	$ 182,721,532	$ 2,725,560	$ 291,223,928

$230,909,859	$315,951,974	$720,068,898	$206,047,113	$2,757,847	$306,186,442
20,768,107	29,364,872	65,973,019	16,431,792	233,753	18,752,346

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
127,545	–	–	225,254	–	–
1,075,186	–	–	1,232,574	–	16,630
436,345	–	–	229,295	–	–
34,160	–	–	73,120	–	–
4,357,280	–	–	5,149,627	–	5,703,366
732,937	–	–	793,139	–	1,004,222
4,013,329	27,478,410	62,385,071	1,997,714	145,657	18,577,437
1,241,941	2,244,971	4,755,746	625,896	45,566	5,277,281
–	99,035	9,052	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
2.46	–	–	2.30	–	–
2.56	–	–	2.39	–	1.23
16.36	–	–	12.71	–	–
12.24	–	–	9.36	–	–
22.03	–	–	20.73	–	9.59
20.61	–	–	19.39	–	9.30
22.03	11.14	11.14	20.73	14.40	9.59
20.61	11.00	11.01	19.39	13.78	9.30
–	11.14	11.14	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–

9

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2011
	Fidelity VIP	Fidelity VIP
	Contrafund	Contrafund
	Service	Service
	Class	Class 2
	Division	Division
Assets
Investments in shares of mutual funds, at market	$50,818,312	$46,780,765

Liabilities	–	–
Net assets	$ 50,818,312	$ 46,780,765
Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	46,553,127	–
The Principal Variable Annuity With Purchase Payment Credit Rider	4,265,185	–
Principal Investment Plus Variable Annuity	–	38,243,911
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	–	8,536,854
Principal Lifetime Income Solutions	–	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 50,818,312	$ 46,780,765

Investments in shares of mutual funds, at cost	$55,732,680	$49,910,943
Shares of mutual fund owned	2,214,306	2,066,288
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	3,212,217	–
The Principal Variable Annuity With Purchase Payment Credit Rider	314,583	–
Principal Investment Plus Variable Annuity	–	2,728,417
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	–	636,561
Principal Lifetime Income Solutions	–	–
Accumulation unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	14.49	–
The Principal Variable Annuity With Purchase Payment Credit Rider	13.56	–
Principal Investment Plus Variable Annuity	–	14.02
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	–	13.41
Principal Lifetime Income Solutions	–	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus – Rollover IRA	–	–

See accompanying notes.
10

Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Franklin
Equity-Income	Growth	Growth	Mid Cap	Overseas	Small Cap
Service	Service	Service	Service	Service	Value Securities
Class 2	Class	Class 2	Class 2	Class 2	Class 2
Division	Division	Division	Division	Division	Division

$37,791,432	$14,923,842	$6,608,710	$10,432,308	$41,147,634	$1,725,850

–	–	–	–	–	–
$ 37,791,432	$ 14,923,842	$ 6,608,710	$ 10,432,308	$ 41,147,634	$ 1,725,850

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
23,253,062	13,705,260	–	–	–	–
6,198,413	1,218,582	–	–	–	–
6,358,990	–	4,533,784	8,290,723	30,531,787	1,485,911
1,980,967	–	2,074,926	2,141,585	10,615,847	239,939
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–
$ 37,791,432	$ 14,923,842	$ 6,608,710	$ 10,432,308	$ 41,147,634	$ 1,725,850

$43,570,654	$16,430,950	$6,300,751	$10,342,222	$51,343,999	$1,768,808
2,052,767	405,429	180,912	365,021	3,043,464	111,130

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
2,039,253	1,562,455	–	–	–	–
575,925	148,499	–	–	–	–
557,714	–	378,846	507,089	2,625,975	123,462
184,075	–	181,218	136,905	954,311	20,177
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
11.40	8.77	–	–	–	–
10.76	8.21	–	–	–	–
11.40	–	11.97	16.35	11.63	12.04
10.76	–	11.45	15.64	11.12	11.89
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–

11

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2011

	Goldman Sachs	Goldman Sachs
	VIT Mid Cap	VIT Structured
	Value	Small Cap
	Service	Equity Service
	Class I	Class I
	Division	Division
Assets
Investments in shares of mutual funds, at market	$15,461,837	$6,184,049

Liabilities	–	–
Net assets	$ 15,461,837	$ 6,184,049
Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	11,144,589	4,873,953
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,317,248	1,310,096
Principal Lifetime Income Solutions	–	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 15,461,837	$ 6,184,049

Investments in shares of mutual funds, at cost	$17,210,611	$5,887,420
Shares of mutual fund owned	1,181,195	542,460
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	788,484	417,641
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	319,247	117,334
Principal Lifetime Income Solutions	–	–
Accumulation unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	14.13	11.67
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	13.52	11.17
Principal Lifetime Income Solutions	–	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.
12

Government
& High	International		Invesco	Invesco
Quality	Emerging	Invesco	Capital	Capital	Invesco
Bond	Markets	Basic Value	Appreciation	Development	Core Equity
Class 1	Class 1	Series I	Series I	Series I	Series I
Division	Division	Division	Division	Division	Division

$197,866,048	$80,662,815	$4,394,814	$4,650,828	$2,056,087	$23,462,095

–	–	–	–	–	–
$ 197,866,048	$ 80,662,815	$ 4,394,814	$ 4,650,828	$ 2,056,087	$ 23,462,095

$–	$–	$–	$–	$–	$–
131,794	–	–	–	–	–
31,326	–	–	–	–	–
160,596	–	–	–	–	–
2,976,759	463,571	–	–	–	–
3,722,189	–	–	–	–	–
298,655	–	–	–	–	–
111,234,180	35,834,079	–	4,492,562	1,633,938	22,525,337
11,916,746	7,466,235	–	158,266	422,149	936,758
53,959,909	28,401,415	3,616,721	–	–	–
13,433,894	8,497,515	778,093	–	–	–
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–
$ 197,866,048	$ 80,662,815	$ 4,394,814	$ 4,650,828	$ 2,056,087	$ 23,462,095

$191,409,367	$91,581,389	$4,129,619	$5,477,935	$2,479,217	$22,357,343
18,152,849	5,609,375	718,107	217,125	165,148	878,072

–	–	–	–	–	–
41,215	–	–	–	–	–
8,674	–	–	–	–	–
64,195	–	–	–	–	–
1,140,057	139,777	–	–	–	–
315,819	–	–	–	–	–
25,421	–	–	–	–	–
9,555,978	1,201,465	–	583,809	199,449	2,198,202
1,043,007	267,581	–	21,280	51,740	97,717
4,635,638	952,254	389,088	–	–	–
1,175,798	304,539	87,492	–	–	–
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
3.20	–	–	–	–	–
3.61	–	–	–	–	–
2.50	–	–	–	–	–
2.61	3.32	–	–	–	–
11.79	–	–	–	–	–
11.75	–	–	–	–	–
11.64	29.83	–	7.70	8.19	10.25
11.43	27.90	–	7.44	8.16	9.59
11.64	29.83	9.30	–	–	–
11.43	27.90	8.89	–	–	–
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–

13

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2011

	Invesco	Invesco
	Global	International
	Health Care	Growth
	Series I	Series I
	Division	Division
Assets
Investments in shares of mutual funds, at market	$6,750,683	$5,831,440

Liabilities	–	–
Net assets	$ 6,750,683	$ 5,831,440
Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	5,823,447	–
The Principal Variable Annuity With Purchase Payment Credit Rider	927,236	–
Principal Investment Plus Variable Annuity	–	5,190,381
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	–	641,059
Principal Lifetime Income Solutions	–	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 6,750,683	$ 5,831,440

Investments in shares of mutual funds, at cost	$6,232,707	$6,000,150
Shares of mutual fund owned	388,640	221,139
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	506,245	–
The Principal Variable Annuity With Purchase Payment Credit Rider	85,914	–
Principal Investment Plus Variable Annuity	–	621,379
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	–	78,434
Principal Lifetime Income Solutions	–	–
Accumulation unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	11.50	–
The Principal Variable Annuity With Purchase Payment Credit Rider	10.79	–
Principal Investment Plus Variable Annuity	–	8.35
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	–	8.17
Principal Lifetime Income Solutions	–	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus – Rollover IRA	–	–

See accompanying notes.
14

Invesco
Small Cap	Invesco	Janus Aspen	LargeCap	LargeCap	LargeCap
Equity	Technology	Enterprise	Blend II	Growth	Growth I
Series I	Series I	Service Shares	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division

$8,774,370	$3,590,855	$9,563,512	$139,819,093	$47,766,565	$97,585,310

–	–	–	–	–	–
$ 8,774,370	$ 3,590,855	$ 9,563,512	$ 139,819,093	$ 47,766,565	$ 97,585,310

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	671,232	–
–	–	–	–	2,937,848	241,403
–	–	–	–	–	1,491,175
–	–	–	–	–	91,858
3,169,513	2,811,527	8,808,632	38,669,129	31,449,310	79,137,449
708,652	779,328	754,880	9,911,464	1,040,929	5,671,501
4,075,317	–	–	69,708,728	9,232,922	8,359,580
820,888	–	–	21,529,772	2,434,324	2,592,344
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–
$ 8,774,370	$ 3,590,855	$ 9,563,512	$ 139,819,093	$ 47,766,565	$ 97,585,310

$8,386,973	$2,809,756	$6,947,001	$174,902,006	$47,998,924	$81,374,003
534,697	236,864	259,104	20,411,546	3,298,796	4,581,469

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	361,254	–
–	–	–	–	1,522,375	198,368
–	–	–	–	–	140,544
–	–	–	–	–	8,698
212,314	455,918	993,504	3,226,719	1,798,501	2,389,956
49,615	134,700	91,011	876,247	63,631	183,085
273,004	–	–	5,816,785	528,027	252,457
57,476	–	–	1,903,388	148,814	83,684
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	1.86	–
–	–	–	–	1.93	1.22
–	–	–	–	–	10.61
–	–	–	–	–	10.56
14.93	6.17	8.87	11.98	17.49	33.11
14.28	5.79	8.29	11.31	16.36	30.98
14.93	–	–	11.98	17.49	33.11
14.28	–	–	11.31	16.36	30.98
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–

15

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2011

	LargeCap	LargeCap
	S&P 500 Index	Value
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$88,076,528	$83,241,119

Liabilities	–	–
Net assets	$ 88,076,528	$ 83,241,119

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$–	$983,812
Pension Builder Plus	–	1,523,538
Pension Builder Plus - Rollover IRA	–	117,129
Personal Variable	–	501,224
Premier Variable	113,705	5,381,249
Principal Freedom Variable Annuity	7,759,352	2,475,592
Principal Freedom Variable Annuity 2	590,878	453,154
The Principal Variable Annuity	42,494,918	53,636,627
The Principal Variable Annuity With Purchase Payment Credit Rider	6,047,058	3,544,295
Principal Investment Plus Variable Annuity	24,909,686	10,414,176
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,160,931	4,109,210
Principal Lifetime Income Solutions	–	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	(4)
Pension Builder Plus – Rollover IRA	–	101,117
Total net assets	$ 88,076,528	$ 83,241,119

Investments in shares of mutual funds, at cost	$82,027,107	$97,326,169
Shares of mutual fund owned	9,721,471	3,439,716
Accumulation units outstanding:
Bankers Flexible Annuity	–	27,209
Pension Builder Plus	–	258,258
Pension Builder Plus - Rollover IRA	–	30,429
Personal Variable	–	168,482
Premier Variable	97,434	1,733,206
Principal Freedom Variable Annuity	761,996	242,573
Principal Freedom Variable Annuity 2	57,351	48,380
The Principal Variable Annuity	4,390,230	2,235,127
The Principal Variable Annuity With Purchase Payment Credit Rider	667,785	157,874
Principal Investment Plus Variable Annuity	2,573,512	433,976
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	680,372	183,038
Principal Lifetime Income Solutions	–	–
Accumulation unit value:
Bankers Flexible Annuity	$–	$36.16
Pension Builder Plus	–	5.90
Pension Builder Plus - Rollover IRA	–	6.97
Personal Variable	–	2.97
Premier Variable	1.17	3.10
Principal Freedom Variable Annuity	10.18	10.21
Principal Freedom Variable Annuity 2	10.30	9.37
The Principal Variable Annuity	9.68	24.00
The Principal Variable Annuity With Purchase Payment Credit Rider	9.06	22.45
Principal Investment Plus Variable Annuity	9.68	24.00
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	9.06	22.45
Principal Lifetime Income Solutions	–	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	14,507
Annuitized unit value:
Bankers Flexible Annuity	$–	$36.16
Pension Builder Plus – Rollover IRA	–	6.97

See accompanying notes.
16

				Neuberger	Neuberger
MFS VIT	MFS VIT	MidCap	Money	Berman AMT	Berman AMT
Utilities	Value	Blend	Market	Partners	Small-Cap Growth
Service Class	Service Class	Class 1	Class 1	I Class	S Class
Division	Division	Division	Division	Division	Division

$3,242,679	$1,497,599	$355,563,559	$101,685,930	$4,641,665	$3,045,961

–	–	–	–	–	–
$ 3,242,679	$ 1,497,599	$ 355,563,559	$ 101,685,930	$ 4,641,665	$ 3,045,961

$–	$–	$–	$–	$–	$–
–	–	–	129,814	–	–
–	–	–	1	–	–
–	–	1,130,242	467,119	–	–
–	–	5,022,832	3,809,819	–	–
–	–	8,596,101	3,049,350	–	–
–	–	777,111	764,390	–	–
–	–	191,639,946	49,633,293	–	–
–	–	19,368,417	6,859,460	–	–
2,735,489	1,274,636	101,934,284	29,006,228	3,444,361	2,133,850
507,190	222,963	27,094,626	7,966,456	1,197,304	912,111
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–
$ 3,242,679	$ 1,497,599	$ 355,563,559	$ 101,685,930	$ 4,641,665	$ 3,045,961

$3,276,226	$1,505,138	$294,259,056	$101,685,785	$5,282,844	$2,879,404
126,027	119,426	8,777,180	101,685,930	464,631	251,110

–	–	–	–	–	–
–	–	–	58,281	–	–
–	–	–	–	–	–
–	–	221,392	287,848	–	–
–	–	947,215	2,247,457	–	–
–	–	340,646	249,896	–	–
–	–	56,637	72,056	–	–
–	–	4,084,170	3,554,000	–	–
–	–	441,213	525,010	–	–
178,081	97,191	2,172,395	2,077,039	290,613	222,011
33,542	17,271	617,217	609,750	105,587	99,187
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	2.23	–	–
–	–	–	2.47	–	–
–	–	5.11	1.62	–	–
–	–	5.30	1.70	–	–
–	–	25.23	12.20	–	–
–	–	13.72	10.61	–	–
–	–	46.92	13.96	–	–
–	–	43.90	13.06	–	–
15.36	13.12	46.92	13.96	11.85	9.61
15.12	12.91	43.90	13.06	11.34	9.20
–	–	–	13.96	–	–

–	–	–	–	–	–
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–

17

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2011

Neuberger
	Berman AMT	PIMCO
	Socially	All Asset
	Responsive	Administrative
	I Class	Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$6,400,944	$2,596,853

Liabilities	–	–
Net assets	$ 6,400,944	$ 2,596,853

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	5,228,589	2,200,140
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,172,355	396,713
Principal Lifetime Income Solutions	–	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 6,400,944	$ 2,596,853

Investments in shares of mutual funds, at cost	$5,748,647	$2,724,385
Shares of mutual fund owned	446,059	248,979
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	400,838	170,289
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	93,938	31,193
Principal Lifetime Income Solutions	–	–
Accumulation unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	13.04	12.92
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	12.48	12.72
Principal Lifetime Income Solutions	–	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus – Rollover IRA	–	–

See accompanying notes.
18

			Principal
PIMCO	PIMCO	Principal	LifeTime	Principal	Principal
High Yield	Total Return	Capital	Strategic	LifeTime	LifeTime
Administrative	Administrative	Appreciation	Income	2010	2020
Class	Class	Class 1	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division

$15,396,488	$26,662,135	$9,163,506	$24,819,045	$37,725,601	$163,064,669

–	–	–	–	–	–
$ 15,396,488	$ 26,662,135	$ 9,163,506	$ 24,819,045	$ 37,725,601	$ 163,064,669

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	73,348	840,260	2,392,779	4,507,443
–	–	–	2,939,667	1,470,615	3,989,595
–	–	–	400,090	100,202	404,582
11,374,146	23,648,649	7,223,482	17,854,225	28,326,260	118,630,915
4,022,342	3,013,486	1,866,676	2,784,803	5,435,745	35,532,134
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–
$ 15,396,488	$ 26,662,135	$ 9,163,506	$ 24,819,045	$ 37,725,601	$ 163,064,669

$15,884,460	$27,237,003	$8,341,817	$24,685,651	$39,420,759	$177,148,479
2,061,110	2,419,432	429,003	2,421,370	3,641,467	15,325,627

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	7,343	77,267	223,123	427,298
–	–	–	242,907	119,866	320,878
–	–	–	34,548	8,535	34,005
985,601	2,029,321	733,405	1,475,293	2,309,277	9,541,026
352,749	262,699	194,915	240,464	463,088	2,986,335
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	9.99	10.87	10.72	10.55
–	–	–	12.10	12.27	12.43
–	–	–	11.58	11.74	11.90
11.54	11.65	9.85	12.10	12.27	12.43
11.41	11.47	9.58	11.58	11.74	11.90
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–

19

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2011

	Principal	Principal
	LifeTime	LifeTime
	2030	2040
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$58,811,911	$10,412,262

Liabilities	–	–
Net assets	$ 58,811,911	$ 10,412,262

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	2,606,720	197,791
The Principal Variable Annuity	1,553,946	183,472
The Principal Variable Annuity With Purchase Payment Credit Rider	9,984	49,954
Principal Investment Plus Variable Annuity	44,132,904	8,307,726
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10,508,357	1,673,319
Principal Lifetime Income Solutions	–	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 58,811,911	$ 10,412,262

Investments in shares of mutual funds, at cost	$53,360,546	$11,444,838
Shares of mutual fund owned	5,527,435	965,887
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	254,809	19,685
The Principal Variable Annuity	128,889	15,222
The Principal Variable Annuity With Purchase Payment Credit Rider	865	4,331
Principal Investment Plus Variable Annuity	3,660,442	689,270
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	910,808	145,080
Principal Lifetime Income Solutions	–	–
Accumulation unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	10.23	10.05
The Principal Variable Annuity	12.06	12.05
The Principal Variable Annuity With Purchase Payment Credit Rider	11.54	11.53
Principal Investment Plus Variable Annuity	12.06	12.05
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	11.54	11.53
Principal Lifetime Income Solutions	–	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus – Rollover IRA	–	–

See accompanying notes.
20

			SAM	SAM	SAM
Principal		SAM	Conservative	Conservative	Flexible
LifeTime	Real Estate	Balanced	Balanced	Growth	Income
2050	Securities	Portfolio	Portfolio	Portfolio	Portfolio
Class 1	Class 1	Class 1	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division

$5,533,082	$73,765,369	$660,872,967	$153,301,626	$57,953,843	$160,984,496

–	–	–	–	–	–
$ 5,533,082	$ 73,765,369	$ 660,872,967	$ 153,301,626	$ 57,953,843	$ 160,984,496

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	85,055	–	–	–	–
–	–	–	–	–	–
104,110	195,042	1,963,985	1,358,397	1,198,627	1,136,649
224,660	43,439,045	31,968,099	17,459,455	10,549,806	26,218,098
52,316	9,009,491	6,344,477	2,863,249	2,730,578	6,548,520
3,854,783	16,015,227	551,611,566	111,884,593	33,773,480	107,904,858
1,297,213	5,021,509	68,984,840	19,735,932	9,701,352	19,176,371
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–
$ 5,533,082	$ 73,765,369	$ 660,872,967	$ 153,301,626	$ 57,953,843	$ 160,984,496

$6,038,048	$73,361,728	$604,352,475	$140,151,322	$53,521,689	$150,558,957
520,027	5,126,155	44,774,591	13,365,443	3,866,167	12,961,715

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	27,998	–	–	–	–
–	–	–	–	–	–
10,500	16,876	188,224	122,273	124,933	97,527
18,806	1,302,917	3,106,906	1,593,707	1,115,131	2,281,287
4,576	288,852	634,134	268,788	296,834	585,994
322,671	480,374	53,609,956	10,212,858	3,569,831	9,388,878
113,473	160,997	6,895,090	1,852,713	1,054,584	1,715,974
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	3.04	–	–	–	–
–	–	–	–	–	–
9.91	11.56	10.43	11.11	9.59	11.66
11.95	33.34	10.29	10.96	9.46	11.49
11.43	31.19	10.00	10.65	9.20	11.18
11.95	33.34	10.29	10.96	9.46	11.49
11.43	31.19	10.00	10.65	9.20	11.18
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–

21

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2011

	SAM
	Strategic
	Growth	Short-Term
	Portfolio	Income
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$41,082,105	$157,122,178

Liabilities	–	–
Net assets	$ 41,082,105	$ 157,122,178

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	2,160,786
Principal Freedom Variable Annuity 2	629,762	198,546
The Principal Variable Annuity	10,008,876	28,154,724
The Principal Variable Annuity With Purchase Payment Credit Rider	1,004,377	4,798,502
Principal Investment Plus Variable Annuity	21,964,544	99,328,481
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	7,474,546	22,481,139
Principal Lifetime Income Solutions	–	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 41,082,105	$ 157,122,178

Investments in shares of mutual funds, at cost	$38,583,984	$156,593,081
Shares of mutual fund owned	2,526,575	61,859,125
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	191,058
Principal Freedom Variable Annuity 2	69,540	17,612
The Principal Variable Annuity	1,120,816	2,520,565
The Principal Variable Annuity With Purchase Payment Credit Rider	115,671	437,670
Principal Investment Plus Variable Annuity	2,459,569	8,892,528
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	860,798	2,050,523
Principal Lifetime Income Solutions	–	–
Accumulation unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus	–	–
Pension Builder Plus - Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	11.31
Principal Freedom Variable Annuity 2	9.06	11.27
The Principal Variable Annuity	8.93	11.17
The Principal Variable Annuity With Purchase Payment Credit Rider	8.68	10.96
Principal Investment Plus Variable Annuity	8.93	11.17
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	8.68	10.96
Principal Lifetime Income Solutions	–	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$–	$–
Pension Builder Plus – Rollover IRA	–	–

See accompanying notes.
22

			T. Rowe Price	T. Rowe Price
SmallCap	SmallCap	SmallCap	Blue Chip	Health	Templeton
Blend	Growth II	Value I	Growth	Sciences	Growth Securities
Class 1	Class 1	Class 1	Portfolio II	Portfolio II	Class 2
Division	Division	Division	Division	Division	Division

$27,779,766	$25,539,965	$76,201,180	$7,052,167	$7,737,621	$964,345

–	–	–	–	–	–
$ 27,779,766	$ 25,539,965	$ 76,201,180	$ 7,052,167	$ 7,737,621	$ 964,345

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
32,785	42,192	108,899	–	–	–
2,704,946	770,871	–	–	–	964,345
97,329	121,659	238,691	–	–	–
22,088,055	16,124,059	25,697,363	–	–	–
2,856,651	1,703,691	4,073,026	–	–	–
–	5,278,944	36,349,513	6,135,178	5,853,001	–
–	1,498,549	9,733,688	916,989	1,884,620	–
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–
$ 27,779,766	$ 25,539,965	$ 76,201,180	$ 7,052,167	$ 7,737,621	$ 964,345

$28,753,367	$27,502,592	$78,920,958	$6,192,218	$6,517,649	$1,145,294
3,404,383	2,391,383	5,852,625	631,349	482,095	95,385

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
26,514	54,820	63,558	–	–	–
173,569	84,271	–	–	–	68,626
10,142	12,972	26,533	–	–	–
1,823,968	1,615,110	1,209,102	–	–	–
252,155	182,423	204,849	–	–	–
–	528,794	1,710,289	486,072	328,145	–
–	160,462	489,542	75,933	110,434	–
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
1.24	0.77	1.71	–	–	–
15.58	9.15	–	–	–	14.05
9.60	9.38	9.00	–	–	–
12.11	9.98	21.25	–	–	–
11.33	9.34	19.88	–	–	–
–	9.98	21.25	12.62	17.84	–
–	9.34	19.88	12.08	17.07	–
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–

$–	$–	$–	$–	$–	$–
–	–	–	–	–	–

23

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2011

Van Eck
Global
Hard Assets
Service
Class
Division
Assets
Investments in shares of mutual funds, at market	$7,688,370

Liabilities	–
Net assets	$ 7,688,370

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$–
Pension Builder Plus	–
Pension Builder Plus - Rollover IRA	–
Personal Variable	–
Premier Variable	–
Principal Freedom Variable Annuity	–
Principal Freedom Variable Annuity 2	–
The Principal Variable Annuity	2,267,487
The Principal Variable Annuity With Purchase Payment Credit Rider	196,252
Principal Investment Plus Variable Annuity	4,386,805
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	837,826
Principal Lifetime Income Solutions	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–
Pension Builder Plus – Rollover IRA	–
Total net assets	$ 7,688,370

Investments in shares of mutual funds, at cost	$9,116,287
Shares of mutual fund owned	255,428
Accumulation units outstanding:
Bankers Flexible Annuity	–
Pension Builder Plus	–
Pension Builder Plus - Rollover IRA	–
Personal Variable	–
Premier Variable	–
Principal Freedom Variable Annuity	–
Principal Freedom Variable Annuity 2	–
The Principal Variable Annuity	164,632
The Principal Variable Annuity With Purchase Payment Credit Rider	14,475
Principal Investment Plus Variable Annuity	318,507
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	61,797
Principal Lifetime Income Solutions	–
Accumulation unit value:
Bankers Flexible Annuity	$–
Pension Builder Plus	–
Pension Builder Plus - Rollover IRA	–
Personal Variable	–
Premier Variable	–
Principal Freedom Variable Annuity	–
Principal Freedom Variable Annuity 2	–
The Principal Variable Annuity	13.77
The Principal Variable Annuity With Purchase Payment Credit Rider	13.56
Principal Investment Plus Variable Annuity	13.77
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	13.56
Principal Lifetime Income Solutions	–
Annuitized units outstanding:
Bankers Flexible Annuity	–
Pension Builder Plus – Rollover IRA	–
Annuitized unit value:
Bankers Flexible Annuity	$–
Pension Builder Plus – Rollover IRA	–

See accompanying notes.
24

Principal Life Insurance Company
Separate Account B

Statements of Operations

Year Ended December 31, 2011

		American
	AllianceBernstein	Century VP
	Small Cap	Income &
	Growth	Growth
	Class A	Class I
	Division	Division
Investment income (loss)
Income:
Dividends	$–	$228,854

Expenses:
Mortality and expense risks	50,487	174,888
Separate account rider charges	7,181	15,426
Net investment income (loss)	(57,668)	38,540

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	559,981	(168,507)
Capital gains distributions	–	–
Total realized gains (losses) on investments	559,981	(168,507)

Change in net unrealized appreciation or depreciation of
investments	(508,521)	445,086

Net gains (losses) on investments	(6,208)	315,119

Payment from affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$(6,208)	$315,119

See accompanying notes.

25

American	American
Century VP	Century VP
Inflation	MidCap	American	American	American	American
Protection	Value	Century VP	Century VP	Century VP	Century VP
Class II	Class II	Ultra Class I	Ultra Class II	Value Class II	Vista Class I
Division	Division	Division	Division	Division	Division

$3,535,471	$18,578	$–	$–	$426,939	$–

1,080,602	17,044	55,489	719,369	284,883	33,977
113,020	1,333	5,695	82,948	37,513	5,413
2,341,849	201	(61,184)	(802,317)	104,543	(39,390)

1,845,901	22,088	88,745	(6,788)	(1,258,153)	(78,687)
1,046,436	29,669	–	–	–	–
2,892,337	51,757	88,745	(6,788)	(1,258,153)	(78,687)

3,199,464	(107,008)	(7,145)	942,966	1,031,559	(96,998)

8,433,650	(55,050)	20,416	133,861	(122,051)	(215,075)

–	–	–	–	–	–

$8,433,650	$(55,050)	$20,416	$133,861	$(122,051)	$(215,075)

26

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2011

	Asset
	Allocation	Balanced
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$936,090	$920,926

Expenses:
Mortality and expense risks	574,440	477,596
Separate account rider charges	35,793	23,917
Net investment income (loss)	325,857	419,413

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(160,988)	(476,371)
Capital gains distributions	2,502,920	–
Total realized gains (losses) on investments	2,341,932	(476,371)

Change in net unrealized appreciation or depreciation of
investments	(2,245,799)	1,230,531

Net gains (losses) on investments	421,990	1,173,573

Payment from affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$421,990	$1,173,573

See accompanying notes.

27

Bond &
Mortgage	Diversified	Diversified	Diversified	Dreyfus IP	Equity
Securities	Balanced	Growth	International	Technology Growth	Income
Class 1	Class 2	Class 2	Class 1	Service Shares	Class 1
Division	Division	Division	Division	Division	Division

$237,310	$2,406,573	$4,275,940	$942,815	$–	$1,453,923

3,033,103	3,008,753	6,761,871	2,639,798	38,290	3,135,929
278,640	100,076	238,795	216,878	4,005	311,803
(3,074,433)	(702,256)	(2,724,726)	(1,913,861)	(42,295)	(1,993,809)

(2,911,261)	568,965	552,174	(7,203,728)	589,123	(7,089,490)
–	2,039	9,137	–	–	–
(2,911,261)	571,004	561,311	(7,203,728)	589,123	(7,089,490)

19,643,700	5,572,512	3,954,596	(16,428,207)	(819,646)	10,405,702

13,658,006	5,441,260	1,791,181	(25,545,796)	(272,818)	1,322,403

–	–	–	226,100	–	–

$13,658,006	$5,441,260	$1,791,181	$(25,319,696)	$(272,818)	$1,322,403

28

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2011

	Fidelity VIP	Fidelity VIP
	Contrafund	Contrafund
	Service	Service
	Class	Class 2
	Division	Division
Investment income (loss)
Income:
Dividends	$495,951	$388,564

Expenses:
Mortality and expense risks	724,132	598,115
Separate account rider charges	38,416	53,782
Net investment income (loss)	(266,597)	(263,333)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(783,318)	(730,880)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(783,318)	(730,880)

Change in net unrealized appreciation or depreciation of
investments	(1,014,257)	(846,679)

Net gains (losses) on investments	(2,064,172)	(1,840,892)

Payment from affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$(2,064,172)	$(1,840,892)

See accompanying notes.

29

Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Franklin
Equity-Income	Growth	Growth	Mid Cap	Overseas	Small Cap
Service	Service	Service	Service	Service	Value Securities
Class 2	Class	Class 2	Class 2	Class 2	Class 2
Division	Division	Division	Division	Division	Division

$899,958	$41,577	$8,872	$2,528	$593,842	$6,621

520,769	215,962	93,735	144,600	565,850	12,143
65,285	12,396	13,904	14,096	70,353	987
313,904	(186,781)	(98,767)	(156,168)	(42,361)	(6,509)

(1,764,505)	(383,109)	161,171	131,912	(1,111,635)	87,435
–	60,140	25,897	19,865	86,558	–
(1,764,505)	(322,969)	187,068	151,777	(1,025,077)	87,435

1,142,039	431,317	(144,068)	(1,416,837)	(7,053,959)	(109,458)

(308,562)	(78,433)	(55,767)	(1,421,228)	(8,121,397)	(28,532)

–	–	–	–	–	–

$(308,562)	$(78,433)	$(55,767)	$(1,421,228)	$(8,121,397)	$(28,532)

30

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2011

	Goldman Sachs	Goldman Sachs
	VIT Mid Cap	VIT Structured
	Value	Small Cap
	Service	Equity Service
	Class I	Class I
	Division	Division
Investment income (loss)
Income:
Dividends	$127,590	$48,274

Expenses:
Mortality and expense risks	211,713	74,838
Separate account rider charges	28,444	7,918
Net investment income (loss)	(112,567)	(34,482)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(226,360)	(186,679)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(226,360)	(186,679)

Change in net unrealized appreciation or depreciation of
investments	(947,800)	151,574

Net gains (losses) on investments	(1,286,727)	(69,587)

Payment from affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$(1,286,727)	$(69,587)

(1) Commenced operations April 29, 2011.

See accompanying notes.

31

Government
& High	International		Invesco	Invesco
Quality	Emerging	Invesco	Capital	Capital	Invesco
Bond	Markets	Basic Value	Appreciation	Development	Core Equity
Class 1	Class 1	Series I	Series I	Series I	Series I
Division	Division	Division	Division	Division (1)	Division

$366,847	$249,772	$38,812	$8,115	$–	$246,666

2,514,155	1,209,373	53,984	69,102	19,528	328,597
174,478	125,254	4,644	1,540	2,441	10,641
(2,321,786)	(1,084,855)	(19,816)	(62,527)	(21,969)	(92,572)

174,541	(702,388)	200,366	(150,083)	(74,995)	358,182
213,509	–	–	–	–	–
388,050	(702,388)	200,366	(150,083)	(74,995)	358,182

11,555,092	(17,437,345)	(351,473)	(264,758)	(423,130)	(520,791)

9,621,356	(19,224,588)	(170,923)	(477,368)	(520,094)	(255,181)

–	229,048	–	–	–	–

$9,621,356	$(18,995,540)	$(170,923)	$(477,368)	$(520,094)	$(255,181)

32

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2011

	Invesco	Invesco
	Global	International
	Health Care	Growth
	Series I	Series I
	Division	Division
Investment income (loss)
Income:
Dividends	$–	$88,369

Expenses:
Mortality and expense risks	89,510	67,941
Separate account rider charges	9,211	3,601
Net investment income (loss)	(98,721)	16,827

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	169,094	171,830
Capital gains distributions	–	–
Total realized gains (losses) on investments	169,094	171,830

Change in net unrealized appreciation or depreciation of
investments	141,389	(712,754)

Net gains (losses) on investments	211,762	(524,097)

Payment from affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$211,762	$(524,097)

See accompanying notes.

33

Invesco
Small Cap	Invesco	Janus Aspen	LargeCap	LargeCap	LargeCap
Equity	Technology	Enterprise	Blend II	Growth	Growth I
Series I	Series I	Service Shares	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division

$–	$7,387	$–	$45,009	$–	$–

112,450	54,802	141,527	1,847,026	647,384	1,357,558
10,284	7,578	7,164	216,670	25,196	64,923
(122,734)	(54,993)	(148,691)	(2,018,687)	(672,580)	(1,422,481)

625,167	569,717	986,000	(7,941,259)	(201,667)	4,189,185
–	–	–	–	–	–
625,167	569,717	986,000	(7,941,259)	(201,667)	4,189,185

(913,634)	(786,700)	(1,149,006)	8,341,968	(1,968,046)	(4,133,101)

(411,201)	(271,976)	(311,697)	(1,617,978)	(2,842,293)	(1,366,397)

–	–	–	–	–	–

$(411,201)	$(271,976)	$(311,697)	$(1,617,978)	$(2,842,293)	$(1,366,397)

34

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2011

	LargeCap	LargeCap
	S&P 500 Index	Value
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$45,870	$–

Expenses:
Mortality and expense risks	1,122,427	1,075,801
Separate account rider charges	89,725	55,216
Net investment income (loss)	(1,166,282)	(1,131,017)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	243,188	(5,507,403)
Capital gains distributions	–	–
Total realized gains (losses) on investments	243,188	(5,507,403)

Change in net unrealized appreciation or depreciation of
investments	1,349,086	6,800,106

Net gains (losses) on investments	425,992	161,686

Payment from affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$425,992	$161,686

See accompanying notes.

35

				Neuberger	Neuberger
MFS VIT	MFS VIT	MidCap	Money	Berman AMT	Berman AMT
Utilities	Value	Blend	Market	Partners	Small-Cap Growth
Service Class	Service Class	Class 1	Class 1	I Class	S Class
Division	Division	Division	Division	Division	Division

$94,748	$18,799	$–	$36	$–	$–

35,468	17,689	4,560,693	1,280,338	66,172	42,765
2,797	1,088	327,859	108,206	8,056	5,847
56,483	22	(4,888,552)	(1,388,508)	(74,228)	(48,612)

191,829	75,391	6,421,304	(138)	(616,813)	(198,332)
–	5,973	4,405,623	–	–	–
191,829	81,364	10,826,927	(138)	(616,813)	(198,332)

(174,138)	(105,738)	19,824,527	144	(5,840)	150,523

74,174	(24,352)	25,762,902	(1,388,502)	(696,881)	(96,421)

–	–	–	–	–	–

$74,174	$(24,352)	$25,762,902	$(1,388,502)	$(696,881)	$(96,421)

36

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2011

	Neuberger
	Berman AMT	PIMCO
	Socially	All Asset
	Responsive	Administrative
	I Class	Class
	Division	Division
Investment income (loss)
Income:
Dividends	$23,053	$163,760

Expenses:
Mortality and expense risks	82,228	30,463
Separate account rider charges	7,332	2,976
Net investment income (loss)	(66,507)	130,321

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(592)	10,580
Capital gains distributions	–	–
Total realized gains (losses) on investments	(592)	10,580

Change in net unrealized appreciation or depreciation of
investments	(223,841)	(104,382)

Net gains (losses) on investments	(290,940)	36,519

Payment from affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$(290,940)	$36,519

See accompanying notes.

37

			Principal
PIMCO	PIMCO	Principal	LifeTime	Principal	Principal
High Yield	Total Return	Capital	Strategic	LifeTime	LifeTime
Administrative	Administrative	Appreciation	Income	2010	2020
Class	Class	Class 1	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division

$838,251	$585,237	$–	$780,364	$1,093,890	$4,342,151

150,257	275,415	103,852	307,028	493,117	2,144,665
20,086	16,286	11,033	19,980	34,412	230,537
667,908	293,536	(114,885)	453,356	566,361	1,966,949

(8,685)	36,085	38,650	(201,215)	(961,486)	(1,812,481)
–	379,023	55,881	–	–	–
(8,685)	415,108	94,531	(201,215)	(961,486)	(1,812,481)

(642,206)	(361,329)	(124,046)	275,270	470,426	(4,195,697)

17,017	347,315	(144,400)	527,411	75,301	(4,041,229)

–	–	–	–	–	–

$17,017	$347,315	$(144,400)	$527,411	$75,301	$(4,041,229)

38

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2011

	Principal	Principal
	LifeTime	LifeTime
	2030	2040
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$1,232,195	$176,275

Expenses:
Mortality and expense risks	768,638	134,172
Separate account rider charges	68,555	10,950
Net investment income (loss)	395,002	31,153

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(282,956)	(191,916)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(282,956)	(191,916)

Change in net unrealized appreciation or depreciation of
investments	(2,262,763)	(292,007)

Net gains (losses) on investments	(2,150,717)	(452,770)

Payment from affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$(2,150,717)	$(452,770)

See accompanying notes.

39

			SAM	SAM	SAM
Principal		SAM	Conservative	Conservative	Flexible
LifeTime	Real Estate	Balanced	Balanced	Growth	Income
2050	Securities	Portfolio	Portfolio	Portfolio	Portfolio
Class 1	Class 1	Class 1	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division

$89,464	$–	$18,978,579	$5,045,136	$1,181,776	$6,190,242

73,218	946,471	8,473,504	1,959,110	721,923	1,988,712
8,546	100,794	472,545	138,679	77,801	158,624
7,700	(1,047,265)	10,032,530	2,947,347	382,052	4,042,906

(101,796)	(1,822,448)	(2,298,562)	2,064,022	(1,018,440)	1,891,211
–	–	–	1,482,993	–	201,924
(101,796)	(1,822,448)	(2,298,562)	3,547,015	(1,018,440)	2,093,135

(243,506)	8,190,221	(9,941,247)	(4,929,542)	(598,866)	(3,084,608)

(337,602)	5,320,508	(2,207,279)	1,564,820	(1,235,254)	3,051,433

–	–	–	–	–	–

$(337,602)	$5,320,508	$(2,207,279)	$1,564,820	$(1,235,254)	$3,051,433

40

Principal Life Insurance Company
Separate Account B

Statements of Operations

Year Ended December 31, 2011

	SAM
	Strategic
	Growth	Short-Term
	Portfolio	Income
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$623,086	$241,530

Expenses:
Mortality and expense risks	508,189	2,020,394
Separate account rider charges	53,220	186,304
Net investment income (loss)	61,677	(1,965,168)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	784,560	327,562
Capital gains distributions	–	24,772
Total realized gains (losses) on investments	784,560	352,334

Change in net unrealized appreciation or depreciation of
investments	(2,145,211)	1,364,729

Net gains (losses) on investments	(1,298,974)	(248,105)

Payment from affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$(1,298,974)	$(248,105)

See accompanying notes.

41

			T. Rowe Price	T. Rowe Price
SmallCap	SmallCap	SmallCap	Blue Chip	Health	Templeton
Blend	Growth II	Value I	Growth	Sciences	Growth Securities
Class 1	Class 1	Class 1	Portfolio II	Portfolio II	Class 2
Division	Division	Division	Division	Division	Division

$111,487	$–	$34,601	$–	$–	$15,285

376,958	366,400	1,001,166	88,222	94,285	9,367
24,432	25,537	92,085	6,112	10,333	–
(289,903)	(391,937)	(1,058,650)	(94,334)	(104,618)	5,918

(235,719)	(456,155)	(1,408,172)	693,559	491,057	(31,536)
–	–	–	–	–	–
(235,719)	(456,155)	(1,408,172)	693,559	491,057	(31,536)

(238,981)	(798,411)	(873,924)	(589,101)	129,567	(57,077)

(764,603)	(1,646,503)	(3,340,746)	10,124	516,006	(82,695)

–	–	–	–	–	–

$(764,603)	$(1,646,503)	$(3,340,746)	$10,124	$516,006	$(82,695)

42

Principal Life Insurance Company
Separate Account B

Statements of Operations

Year Ended December 31, 2011

Van Eck
Global
Hard Assets
Service
Class
Division
Investment income (loss)
Income:
Dividends	$60,079

Expenses:
Mortality and expense risks	99,737
Separate account rider charges	6,821
Net investment income (loss)	(46,479)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	476,938
Capital gains distributions	72,542
Total realized gains (losses) on investments	549,480

Change in net unrealized appreciation or depreciation of
investments	(2,343,561)

Net gains (losses) on investments	(1,840,560)

Payment from affiliate	–

Net increase (decrease) in net assets resulting from operations	$(1,840,560)

See accompanying notes.

43

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets

Years Ended December 31, 2011 and 2010, Except as Noted

	AllianceBernstein
	Small Cap
	Growth
	Class A
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(57,668)	$(32,578)
Total realized gains (losses) on investments	559,981	(43,302)
Change in net unrealized appreciation or depreciation of investments	(508,521)	767,397
Net gains (losses) from investments	(6,208)	691,517

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(6,208)	691,517

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	4,467,829	1,744,627
Administration charges	(429)	(256)
Contingent sales charges	(6,776)	(3,083)
Contract terminations	(222,990)	(89,634)
Death benefit payments	(5,669)	(4,534)
Flexible withdrawal option payments	(16,676)	(10,325)
Transfer payments to other contracts	(3,691,609)	(563,980)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	523,680	1,072,815
Total increase (decrease)	517,472	1,764,332

Net assets at beginning of period	3,666,223	1,901,891
Net assets at end of period	$ 4,183,695	$ 3,666,223

(1) Commenced operations May 24, 2010.

44

American		American		American
Century VP		Century VP		Century VP
Income &		Inflation		MidCap
Growth		Protection		Value
Class I		Class II		Class II
Division		Division		Division (1)
2011	2010	2011	2010	2011	2010

$38,540	$30,551	$2,341,849	$274,438	$201	$3,006
(168,507)	(559,787)	2,892,337	760,308	51,757	(47)
445,086	2,471,742	3,199,464	1,921,335	(107,008)	35,075
315,119	1,942,506	8,433,650	2,956,081	(55,050)	38,034

–	–	–	–	–	–

315,119	1,942,506	8,433,650	2,956,081	(55,050)	38,034

2,083,669	2,490,927	12,259,541	17,801,418	1,665,885	696,229
(1,811)	(2,212)	(399,532)	(524,277)	(176)	(13)
(8,574)	(16,767)	(103,553)	(92,960)	(519)	(283)
(1,983,069)	(2,127,392)	(3,408,017)	(2,702,278)	(59,954)	(13,165)
(44,661)	(168,246)	(241,895)	(187,696)	–	–
(230,362)	(248,280)	(1,929,009)	(1,650,662)	(6,207)	(600)
(3,325,011)	(2,723,918)	(17,984,477)	(10,648,255)	(430,305)	(57,435)
–	–	–	–	–	–
(3,509,819)	(2,795,888)	(11,806,942)	1,995,290	1,168,724	624,733
(3,194,700)	(853,382)	(3,373,292)	4,951,371	1,113,674	662,767

16,652,967	17,506,349	86,143,856	81,192,485	662,767	–
$ 13,458,267	$ 16,652,967	$ 82,770,564	$ 86,143,856	$ 1,776,441	$ 662,767

45

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	American
	Century VP
	Ultra Class I
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(61,184)	$(42,714)
Total realized gains (losses) on investments	88,745	(139,841)
Change in net unrealized appreciation or depreciation of investments	(7,145)	796,574
Net gains (losses) from investments	20,416	614,019

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	20,416	614,019

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	791,594	1,149,863
Administration charges	(727)	(841)
Contingent sales charges	(4,457)	(5,595)
Contract terminations	(969,333)	(719,093)
Death benefit payments	(496)	(37,156)
Flexible withdrawal option payments	(66,495)	(72,069)
Transfer payments to other contracts	(712,939)	(1,119,308)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(962,853)	(804,199)
Total increase (decrease)	(942,437)	(190,180)

Net assets at beginning of period	4,935,390	5,125,570
Net assets at end of period	$ 3,992,953	$ 4,935,390

See accompanying notes.

46

American		American		American
Century VP		Century VP		Century VP
Ultra Class II		Value Class II		Vista Class I
Division		Division		Division
2011	2010	2011	2010	2011	2010

$(802,317)	$(590,139)	$104,543	$147,761	$(39,390)	$(34,221)
(6,788)	(1,291,484)	(1,258,153)	(1,570,245)	(78,687)	(82,651)
942,966	10,029,002	1,031,559	4,086,189	(96,998)	603,706
133,861	8,147,379	(122,051)	2,663,705	(215,075)	486,834

–	–	–	–	–	–

133,861	8,147,379	(122,051)	2,663,705	(215,075)	486,834

5,254,474	5,804,184	2,536,465	2,352,402	870,797	616,017
(305,045)	(415,629)	(3,975)	(5,580)	(1,138)	(1,345)
(78,036)	(67,912)	(12,257)	(20,686)	(2,818)	(1,926)
(2,568,250)	(1,974,165)	(2,666,003)	(2,658,393)	(92,753)	(55,989)
(156,185)	(167,511)	(67,871)	(97,077)	(21,667)	–
(1,250,808)	(1,056,494)	(275,328)	(306,613)	(15,631)	(11,534)
(3,335,108)	(7,699,793)	(3,645,200)	(2,659,838)	(1,211,044)	(243,735)
–	–	–	–	–	–
(2,438,958)	(5,577,320)	(4,134,169)	(3,395,785)	(474,254)	301,488
(2,305,097)	2,570,059	(4,256,220)	(732,080)	(689,329)	788,322

58,641,195	56,071,136	25,179,723	25,911,803	3,007,448	2,219,126
$ 56,336,098	$ 58,641,195	$ 20,923,503	$ 25,179,723	$ 2,318,119	$ 3,007,448

47

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	Asset
	Allocation
	Class 1
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$325,857	$546,815
Total realized gains (losses) on investments	2,341,932	(564,387)
Change in net unrealized appreciation or depreciation of investments	(2,245,799)	3,577,611
Net gains (losses) from investments	421,990	3,560,039

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	421,990	3,560,039

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	3,424,439	4,942,823
Administration charges	(64,011)	(83,203)
Contingent sales charges	(28,600)	(54,824)
Contract terminations	(4,197,426)	(5,591,832)
Death benefit payments	(366,334)	(339,352)
Flexible withdrawal option payments	(870,923)	(950,906)
Transfer payments to other contracts	(4,672,021)	(5,007,308)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(6,774,876)	(7,084,602)
Total increase (decrease)	(6,352,886)	(3,524,563)

Net assets at beginning of period	49,340,010	52,864,573
Net assets at end of period	$ 42,987,124	$ 49,340,010

(1) Commenced operations January 4, 2010.

See accompanying notes.

48

		Bond &
		Mortgage		Diversified
Balanced		Securities		Balanced
Class 1		Class 1		Class 2
Division		Division		Division (1)
2011	2010	2011	2010	2011	2010

$419,413	$620,571	$(3,074,433)	$9,970,520	$(702,256)	$(925,807)
(476,371)	(1,449,570)	(2,911,261)	(3,979,942)	571,004	(35,682)
1,230,531	5,682,855	19,643,700	18,550,473	5,572,512	10,298,567
1,173,573	4,853,856	13,658,006	24,541,051	5,441,260	9,337,078

–	–	–	–	–	–

1,173,573	4,853,856	13,658,006	24,541,051	5,441,260	9,337,078

3,586,370	3,795,291	40,874,417	44,539,158	176,029,316	167,126,980
(17,135)	(22,795)	(489,435)	(649,923)	(1,592,406)	(738,034)
(19,977)	(29,820)	(228,952)	(293,973)	(156,232)	(32,632)
(4,984,727)	(4,726,211)	(23,506,682)	(24,029,631)	(5,141,767)	(948,604)
(811,235)	(461,889)	(1,108,297)	(1,212,464)	(880,583)	(78,615)
(736,016)	(805,584)	(5,138,290)	(4,920,415)	(2,162,666)	(728,598)
(4,108,549)	(3,958,501)	(42,011,617)	(35,710,398)	(9,436,411)	(4,215,033)
–	–	–	–	–	–
(7,091,269)	(6,209,509)	(31,608,856)	(22,277,646)	156,659,251	160,385,464
(5,917,696)	(1,355,653)	(17,950,850)	2,263,405	162,100,511	169,722,542

42,696,436	44,052,089	253,668,870	251,405,465	169,722,542	–
$ 36,778,740	$ 42,696,436	$ 235,718,020	$ 253,668,870	$ 331,823,053	$ 169,722,542

49

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	Diversified
	Growth
	Class 2
	Division (1)
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(2,724,726)	$(1,727,767)
Total realized gains (losses) on investments	561,311	42,239
Change in net unrealized appreciation or depreciation of investments	3,954,596	23,450,808
Net gains (losses) from investments	1,791,181	21,765,280

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,791,181	21,765,280

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	453,296,183	308,672,441
Administration charges	(3,530,245)	(1,339,585)
Contingent sales charges	(198,654)	(28,332)
Contract terminations	(6,537,909)	(823,586)
Death benefit payments	(1,087,363)	(69,056)
Flexible withdrawal option payments	(3,352,283)	(710,047)
Transfer payments to other contracts	(16,818,658)	(3,555,065)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	421,771,071	302,146,770
Total increase (decrease)	423,562,252	323,912,050

Net assets at beginning of period	323,912,050	–
Net assets at end of period	$ 747,474,302	$ 323,912,050

(1) Commenced operations January 4, 2010.

See accompanying notes.

50

Diversified		Dreyfus IP		Equity
International		Technology Growth		Income
Class 1		Service Shares		Class 1
Division		Division		Division
2011	2010	2011	2010	2011	2010

$(1,913,879)	$1,461,101	$(42,295)	$(34,885)	$(1,993,809)	$3,059,518
(7,203,728)	(11,854,379)	589,123	157,688	(7,089,490)	(6,777,325)
(16,428,207)	41,204,160	(819,646)	524,178	10,405,702	26,597,775
(25,545,814)	30,810,882	(272,818)	646,981	1,322,403	22,879,968

226,118	–	–	–	–	–

(25,319,696)	30,810,882	(272,818)	646,981	1,322,403	22,879,968

24,251,401	83,449,602	1,637,936	2,145,709	160,798,837	16,368,612
(153,865)	(175,231)	(297)	(330)	(944,584)	(957,659)
(160,447)	(198,144)	(3,448)	(3,434)	(275,479)	(185,773)
(22,406,200)	(20,853,137)	(113,469)	(99,818)	(14,948,998)	(7,857,059)
(630,307)	(1,040,554)	–	(11,146)	(748,727)	(555,275)
(2,172,666)	(1,965,128)	(27,054)	(27,264)	(4,894,220)	(3,011,898)
(28,342,404)	(29,125,870)	(2,329,703)	(1,241,259)	(22,869,490)	(15,540,669)
–	–	–	–	–	–
(29,614,488)	30,091,538	(836,035)	762,458	116,117,339	(11,739,721)
(54,934,184)	60,902,420	(1,108,853)	1,409,439	117,439,742	11,140,247

237,655,716	176,753,296	3,834,413	2,424,974	173,784,186	162,643,939
$ 182,721,532	$ 237,655,716	$ 2,725,560	$ 3,834,413	$ 291,223,928	$ 173,784,186

51

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	Fidelity VIP
	Contrafund
	Service
	Class
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(266,597)	$(193,143)
Total realized gains (losses) on investments	(783,318)	(2,632,949)
Change in net unrealized appreciation or depreciation of investments	(1,014,257)	11,543,118
Net gains (losses) from investments	(2,064,172)	8,717,026

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(2,064,172)	8,717,026

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	6,812,734	8,638,329
Administration charges	(13,634)	(19,698)
Contingent sales charges	(32,845)	(66,908)
Contract terminations	(7,143,799)	(8,598,547)
Death benefit payments	(140,419)	(211,646)
Flexible withdrawal option payments	(706,735)	(763,928)
Transfer payments to other contracts	(9,233,705)	(10,382,093)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(10,458,403)	(11,404,491)
Total increase (decrease)	(12,522,575)	(2,687,465)

Net assets at beginning of period	63,340,887	66,028,352
Net assets at end of period	$ 50,818,312	$ 63,340,887

See accompanying notes.

52

Fidelity VIP		Fidelity VIP		Fidelity VIP
Contrafund		Equity-Income		Growth
Service		Service		Service
Class 2		Class 2		Class
Division		Division		Division
2011	2010	2011	2010	2011	2010

$(263,333)	$(142,296)	$313,904	$56,628	$(186,781)	$(205,764)
(730,880)	(1,800,418)	(1,764,505)	(2,350,284)	(322,969)	(1,002,072)
(846,679)	8,468,091	1,142,039	7,629,950	431,317	4,712,691
(1,840,892)	6,525,377	(308,562)	5,336,294	(78,433)	3,504,855

–	–	–	–	–	–

(1,840,892)	6,525,377	(308,562)	5,336,294	(78,433)	3,504,855

7,322,148	8,804,155	7,652,860	5,221,723	2,090,992	2,324,139
(117,820)	(154,490)	(7,739)	(10,314)	(4,587)	(4,773)
(43,390)	(54,381)	(30,662)	(41,954)	(9,360)	(17,504)
(1,428,000)	(1,580,825)	(4,560,643)	(4,069,770)	(2,035,709)	(2,249,538)
(116,360)	(112,297)	(96,717)	(202,074)	(54,696)	(39,177)
(635,543)	(541,390)	(457,021)	(439,800)	(171,221)	(176,492)
(4,428,136)	(6,184,787)	(8,812,765)	(6,118,493)	(3,433,065)	(2,455,328)
–	–	–	–	–	–
552,899	175,985	(6,312,687)	(5,660,682)	(3,617,646)	(2,618,673)
(1,287,993)	6,701,362	(6,621,249)	(324,388)	(3,696,079)	886,182

48,068,758	41,367,396	44,412,681	44,737,069	18,619,921	17,733,739
$ 46,780,765	$ 48,068,758	$ 37,791,432	$ 44,412,681	$ 14,923,842	$ 18,619,921

53

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	Fidelity VIP
	Growth
	Service
	Class 2
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(98,767)	$(92,691)
Total realized gains (losses) on investments	187,068	(144,375)
Change in net unrealized appreciation or depreciation of investments	(144,068)	1,585,330
Net gains (losses) from investments	(55,767)	1,348,264

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(55,767)	1,348,264

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,612,509	1,433,490
Administration charges	(1,103)	(975)
Contingent sales charges	(14,634)	(13,930)
Contract terminations	(481,619)	(404,935)
Death benefit payments	(11,709)	(6,620)
Flexible withdrawal option payments	(22,168)	(19,101)
Transfer payments to other contracts	(2,404,648)	(786,613)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(1,323,372)	201,316
Total increase (decrease)	(1,379,139)	1,549,580

Net assets at beginning of period	7,987,849	6,438,269
Net assets at end of period	$ 6,608,710	$ 7,987,849

(1) Commenced operations January 4, 2010.

See accompanying notes.

54

Fidelity VIP		Fidelity VIP		Franklin
Mid Cap		Overseas		Small Cap
Service		Service		Value Securities
Class 2		Class 2		Class 2
Division		Division		Division (1)
2011	2010	2011	2010	2011	2010

$(156,168)	$(114,477)	$(42,361)	$(66,247)	$(6,509)	$(1,421)
151,777	(70,619)	(1,025,077)	(2,781,420)	87,435	(3,573)
(1,416,837)	2,481,192	(7,053,959)	8,085,668	(109,458)	66,500
(1,421,228)	2,296,096	(8,121,397)	5,238,001	(28,532)	61,506

–	–	–	–	–	–

(1,421,228)	2,296,096	(8,121,397)	5,238,001	(28,532)	61,506

3,145,356	4,968,450	7,549,574	6,719,933	2,106,722	471,143
(1,096)	(1,311)	(167,851)	(228,818)	(53)	(30)
(10,625)	(14,073)	(60,041)	(65,891)	(557)	(325)
(349,667)	(409,086)	(1,975,999)	(1,915,408)	(18,336)	(9,452)
(1,361)	(18,318)	(85,276)	(178,321)	(1,890)	–
(76,021)	(86,643)	(717,314)	(623,232)	(2,351)	(945)
(3,636,866)	(1,522,578)	(3,532,815)	(6,884,924)	(776,455)	(74,595)
–	–	–	–	–	–
(930,280)	2,916,441	1,010,278	(3,176,661)	1,307,080	385,796
(2,351,508)	5,212,537	(7,111,119)	2,061,340	1,278,548	447,302

12,783,816	7,571,279	48,258,753	46,197,413	447,302	–
$ 10,432,308	$ 12,783,816	$ 41,147,634	$ 48,258,753	$ 1,725,850	$ 447,302

55

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	Goldman Sachs
	VIT Mid Cap
	Value
	Service
	Class I
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(112,567)	$(122,463)
Total realized gains (losses) on investments	(226,360)	(957,236)
Change in net unrealized appreciation or depreciation of investments	(947,800)	4,428,358
Net gains (losses) from investments	(1,286,727)	3,348,659

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(1,286,727)	3,348,659

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	2,830,351	2,024,312
Administration charges	(1,612)	(2,442)
Contingent sales charges	(22,854)	(26,617)
Contract terminations	(752,133)	(773,746)
Death benefit payments	(32,583)	(83,391)
Flexible withdrawal option payments	(118,594)	(109,723)
Transfer payments to other contracts	(2,539,290)	(2,897,871)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(636,715)	(1,869,478)
Total increase (decrease)	(1,923,442)	1,479,181

Net assets at beginning of period	17,385,279	15,906,098
Net assets at end of period	$ 15,461,837	$ 17,385,279

See accompanying notes.

56

Goldman Sachs		Government
VIT Structured		& High		International
Small Cap		Quality		Emerging
Equity Service		Bond		Markets
Class I		Class 1		Class 1
Division		Division		Division
2011	2010	2011	2010	2011	2010

$(34,482)	$(40,788)	$(2,321,786)	$4,558,366	$(1,084,855)	$(154,429)
(186,679)	(382,309)	388,050	286,309	(702,388)	(2,997,495)
151,574	1,656,732	11,555,092	(4,840,933)	(17,437,345)	19,109,070
(69,587)	1,233,635	9,621,356	3,742	(19,224,588)	15,957,146

–	–	–	–	229,048	–

(69,587)	1,233,635	9,621,356	3,742	(18,995,540)	15,957,146

2,261,600	1,587,957	44,536,504	242,212,813	20,908,523	20,410,810
(206)	(340)	(231,937)	(172,401)	(20,456)	(31,047)
(5,463)	(4,757)	(178,057)	(133,810)	(101,678)	(109,508)
(179,783)	(138,296)	(23,955,571)	(13,446,110)	(9,572,163)	(8,937,298)
(5,155)	(11,621)	(1,445,064)	(560,683)	(118,939)	(297,642)
(37,757)	(36,422)	(4,923,493)	(2,494,705)	(679,767)	(753,763)
(1,786,514)	(1,036,777)	(42,264,335)	(21,213,328)	(19,676,013)	(20,826,156)
–	–	–	–	–	–
246,722	359,744	(28,461,953)	204,191,776	(9,260,493)	(10,544,604)
177,135	1,593,379	(18,840,597)	204,195,518	(28,256,033)	5,412,542

6,006,914	4,413,535	216,706,645	12,511,127	108,918,848	103,506,306
$ 6,184,049	$ 6,006,914	$ 197,866,048	$ 216,706,645	$ 80,662,815	$ 108,918,848

57

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	Invesco
	Basic Value
	Series I
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(19,816)	$(28,472)
Total realized gains (losses) on investments	200,366	(286,584)
Change in net unrealized appreciation or depreciation of investments	(351,473)	595,238
Net gains (losses) from investments	(170,923)	280,182

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(170,923)	280,182

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	902,782	1,321,562
Administration charges	(14,084)	(18,441)
Contingent sales charges	(6,522)	(2,778)
Contract terminations	(214,633)	(80,750)
Death benefit payments	–	–
Flexible withdrawal option payments	(45,417)	(36,929)
Transfer payments to other contracts	(354,375)	(695,324)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	267,751	487,340
Total increase (decrease)	96,828	767,522

Net assets at beginning of period	4,297,986	3,530,464
Net assets at end of period	$ 4,394,814	$ 4,297,986

(1) Commenced operations April 29, 2011.

See accompanying notes.

58

Invesco		Invesco
Capital		Capital	Invesco
Appreciation		Development	Core Equity
Series I		Series I	Series I
Division		Division (1)	Division
2011	2010	2011	2011	2010

$(62,527)	$(33,140)	$(21,969)	$(92,572)	$(112,698)
(150,083)	(334,552)	(74,995)	358,182	(112,947)
(264,758)	1,119,430	(423,130)	(520,791)	2,312,679
(477,368)	751,738	(520,094)	(255,181)	2,087,034

–	–	–	–	–

(477,368)	751,738	(520,094)	(255,181)	2,087,034

505,702	601,321	3,557,733	3,688,950	3,950,956
(1,193)	(1,708)	(161)	(6,623)	(10,108)
(3,273)	(5,723)	(519)	(15,877)	(34,569)
(711,872)	(735,478)	(112,953)	(3,453,308)	(4,442,592)
(10,119)	(53,857)	–	(121,866)	(192,129)
(81,349)	(80,141)	(19,562)	(406,287)	(453,455)
(597,881)	(639,019)	(848,357)	(3,684,763)	(4,708,330)
–	–	–	–	–
(899,985)	(914,605)	2,576,181	(3,999,774)	(5,890,227)
(1,377,353)	(162,867)	2,056,087	(4,254,955)	(3,803,193)

6,028,181	6,191,048	–	27,717,050	31,520,243
$ 4,650,828	$ 6,028,181	$ 2,056,087	$ 23,462,095	$ 27,717,050

59

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	Invesco
	Global
	Health Care
	Series I
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(98,721)	$(111,018)
Total realized gains (losses) on investments	169,094	(32,163)
Change in net unrealized appreciation or depreciation of investments	141,389	378,037
Net gains (losses) from investments	211,762	234,856

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	211,762	234,856

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	2,309,744	1,458,804
Administration charges	(1,783)	(2,259)
Contingent sales charges	(5,366)	(8,394)
Contract terminations	(1,167,096)	(1,078,737)
Death benefit payments	(11,874)	(14,101)
Flexible withdrawal option payments	(107,814)	(105,223)
Transfer payments to other contracts	(1,799,601)	(1,817,706)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(783,790)	(1,567,616)
Total increase (decrease)	(572,028)	(1,332,760)

Net assets at beginning of period	7,322,711	8,655,471
Net assets at end of period	$ 6,750,683	$ 7,322,711

See accompanying notes.

60

Invesco		Invesco
International		Small Cap		Invesco
Growth		Equity		Technology
Series I		Series I		Series I
Division		Division		Division
2011	2010	2011	2010	2011	2010

$16,827	$44,934	$(122,734)	$(90,255)	$(54,993)	$(70,243)
171,830	185,539	625,167	(163,779)	569,717	169,058
(712,754)	256,168	(913,634)	1,783,127	(786,700)	669,793
(524,097)	486,641	(411,201)	1,529,093	(271,976)	768,608

–	–	–	–	–	–

(524,097)	486,641	(411,201)	1,529,093	(271,976)	768,608

3,910,000	2,100,832	6,086,948	3,095,836	1,285,516	1,232,579
(17,395)	(22,621)	(8,345)	(10,507)	(508)	(788)
(4,541)	(2,623)	(8,079)	(7,990)	(3,254)	(4,092)
(149,458)	(76,253)	(594,415)	(607,474)	(707,665)	(525,819)
–	(11,194)	(22,665)	–	(11,372)	(12,279)
(28,952)	(13,032)	(82,218)	(58,290)	(41,874)	(58,983)
(1,896,332)	(1,162,177)	(3,709,861)	(2,078,242)	(1,638,796)	(1,806,368)
–	–	–	–	–	–
1,813,322	812,932	1,661,365	333,333	(1,117,953)	(1,175,750)
1,289,225	1,299,573	1,250,164	1,862,426	(1,389,929)	(407,142)

4,542,215	3,242,642	7,524,206	5,661,780	4,980,784	5,387,926
$ 5,831,440	$ 4,542,215	$ 8,774,370	$ 7,524,206	$ 3,590,855	$ 4,980,784

61

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	Janus Aspen
	Enterprise
	Service Shares
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(148,691)	$(158,635)
Total realized gains (losses) on investments	986,000	533,965
Change in net unrealized appreciation or depreciation of investments	(1,149,006)	2,130,642
Net gains (losses) from investments	(311,697)	2,505,972

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(311,697)	2,505,972

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,468,707	2,686,021
Administration charges	(3,770)	(4,956)
Contingent sales charges	(6,949)	(13,858)
Contract terminations	(1,511,363)	(1,780,881)
Death benefit payments	(4,128)	(44,331)
Flexible withdrawal option payments	(103,853)	(119,025)
Transfer payments to other contracts	(2,601,416)	(3,046,261)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(2,762,772)	(2,323,291)
Total increase (decrease)	(3,074,469)	182,681

Net assets at beginning of period	12,637,981	12,455,300
Net assets at end of period	$ 9,563,512	$ 12,637,981

See accompanying notes.

62

LargeCap		LargeCap		LargeCap
Blend II		Growth		Growth I
Class 1		Class 1		Class 1
Division		Division		Division
2011	2010	2011	2010	2011	2010

$(2,018,687)	$1,577,002	$(672,580)	$(671,425)	$(1,422,481)	$(1,337,102)
(7,941,259)	(13,547,114)	(201,667)	(1,742,652)	4,189,185	1,092,996
8,341,968	29,104,152	(1,968,046)	11,215,610	(4,133,101)	18,663,714
(1,617,978)	17,134,040	(2,842,293)	8,801,533	(1,366,397)	18,419,608

–	–	–	–	–	–

(1,617,978)	17,134,040	(2,842,293)	8,801,533	(1,366,397)	18,419,608

14,984,681	13,666,603	7,135,464	7,251,506	11,083,238	11,784,858
(379,582)	(513,440)	(35,953)	(42,808)	(41,161)	(49,859)
(152,403)	(168,175)	(42,893)	(63,449)	(67,040)	(116,292)
(10,981,420)	(10,228,041)	(8,935,498)	(7,830,935)	(12,432,927)	(13,903,485)
(430,793)	(596,049)	(237,601)	(304,349)	(435,771)	(527,879)
(2,369,757)	(2,175,126)	(773,525)	(838,589)	(1,165,781)	(1,263,671)
(16,412,320)	(18,994,330)	(5,663,775)	(6,774,576)	(14,959,335)	(16,245,613)
–	–	–	–	–	–
(15,741,594)	(19,008,558)	(8,553,781)	(8,603,200)	(18,018,777)	(20,321,941)
(17,359,572)	(1,874,518)	(11,396,074)	198,333	(19,385,174)	(1,902,333)

157,178,665	159,053,183	59,162,639	58,964,306	116,970,484	118,872,817
$ 139,819,093	$ 157,178,665	$ 47,766,565	$ 59,162,639	$ 97,585,310	$ 116,970,484

63

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	LargeCap
	S&P 500 Index
	Class 1
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(1,166,282)	$93,979
Total realized gains (losses) on investments	243,188	(1,594,164)
Change in net unrealized appreciation or depreciation of investments	1,349,086	12,961,305
Net gains (losses) from investments	425,992	11,461,120

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	425,992	11,461,120

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	14,019,920	13,879,610
Administration charges	(68,775)	(88,023)
Contingent sales charges	(63,020)	(101,014)
Contract terminations	(8,714,323)	(9,600,569)
Death benefit payments	(270,236)	(434,663)
Flexible withdrawal option payments	(1,314,180)	(1,275,326)
Transfer payments to other contracts	(12,582,705)	(13,228,319)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(8,993,319)	(10,848,304)
Total increase (decrease)	(8,567,327)	612,816

Net assets at beginning of period	96,643,855	96,031,039
Net assets at end of period	$ 88,076,528	$ 96,643,855

See accompanying notes.

64

LargeCap		MFS VIT		MFS VIT
Value		Utilities		Value
Class 1		Service Class		Service Class
Division		Division		Division
2011	2010	2011	2010	2011	2010

$(1,131,017)	$486,594	$56,483	$8,334	$22	$(1,691)
(5,507,403)	(7,684,280)	191,829	74,067	81,364	14,171
6,800,106	18,508,724	(174,138)	106,217	(105,738)	81,718
161,686	11,311,038	74,174	188,618	(24,352)	94,198

–	–	–	–	–	–

161,686	11,311,038	74,174	188,618	(24,352)	94,198

9,042,882	9,204,068	4,896,119	1,454,362	867,445	1,114,778
(70,201)	(91,018)	(431)	(51)	(30)	–
(52,421)	(80,753)	(1,930)	(1,490)	(1,197)	(3,630)
(10,825,170)	(10,782,779)	(63,526)	(43,320)	(39,402)	(105,523)
(285,178)	(578,550)	(19,430)	(9,885)	–	–
(1,406,579)	(1,450,105)	(16,538)	(7,586)	(12,271)	(14,598)
(10,839,390)	(9,169,429)	(3,245,093)	(554,814)	(751,783)	(93,310)
–	–	–	–	–	–
(14,436,057)	(12,948,566)	1,549,171	837,216	62,762	897,717
(14,274,371)	(1,637,528)	1,623,345	1,025,834	38,410	991,915

97,515,490	99,153,018	1,619,334	593,500	1,459,189	467,274
$ 83,241,119	$97,515,490	$ 3,242,679	$1,619,334	$ 1,497,599	$1,459,189

65

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	MidCap
	Blend
	Class 1
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(4,888,552)	$3,923,322
Total realized gains (losses) on investments	10,826,927	(2,886,295)
Change in net unrealized appreciation or depreciation of investments	19,824,527	69,136,060
Net gains (losses) from investments	25,762,902	70,173,087

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	25,762,902	70,173,087

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	46,236,538	137,908,371
Administration charges	(515,872)	(520,593)
Contingent sales charges	(288,542)	(302,627)
Contract terminations	(34,854,660)	(29,584,893)
Death benefit payments	(1,049,341)	(1,349,068)
Flexible withdrawal option payments	(4,851,366)	(3,903,130)
Transfer payments to other contracts	(53,851,388)	(38,873,256)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(49,174,631)	63,374,804
Total increase (decrease)	(23,411,729)	133,547,891

Net assets at beginning of period	378,975,288	245,427,397
Net assets at end of period	$ 355,563,559	$378,975,288

See accompanying notes.

66

		Neuberger		Neuberger
Money		Berman AMT		Berman AMT
Market		Partners		Small-Cap Growth
Class 1		I Class		S Class
Division		Division		Division
2011	2010	2011	2010	2011	2010

$(1,388,508)	$(1,729,480)	$(74,228)	$(41,746)	$(48,612)	$(41,272)
(138)	–	(616,813)	(1,249,499)	(198,332)	(127,142)
144	–	(5,840)	1,843,911	150,523	662,737
(1,388,502)	(1,729,480)	(696,881)	552,666	(96,421)	494,323

–	–	–	–	–	–

(1,388,502)	(1,729,480)	(696,881)	552,666	(96,421)	494,323

114,783,508	86,669,046	2,129,232	1,308,429	1,785,469	455,558
(65,033)	(94,360)	(1,279)	(1,956)	(3,674)	(4,470)
(284,253)	(367,729)	(4,968)	(5,883)	(4,648)	(5,416)
(36,060,302)	(35,749,865)	(163,497)	(171,004)	(152,958)	(157,437)
(772,436)	(728,322)	(2,337)	(2,470)	(3,094)	(1,008)
(2,748,938)	(3,831,014)	(46,732)	(55,110)	(16,382)	(8,447)
(86,841,841)	(93,753,335)	(1,867,736)	(1,692,597)	(1,673,580)	(342,299)
–	–	–	–	–	–
(11,989,295)	(47,855,579)	42,683	(620,591)	(68,867)	(63,519)
(13,377,797)	(49,585,059)	(654,198)	(67,925)	(165,288)	430,804

115,063,727	164,648,786	5,295,863	5,363,788	3,211,249	2,780,445
$ 101,685,930	$115,063,727	$ 4,641,665	$5,295,863	$ 3,045,961	$3,211,249

67

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	Neuberger
	Berman AMT
	Socially
	Responsive
	I Class
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(66,507)	$(78,264)
Total realized gains (losses) on investments	(592)	(167,982)
Change in net unrealized appreciation or depreciation of investments	(223,841)	1,421,819
Net gains (losses) from investments	(290,940)	1,175,573

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(290,940)	1,175,573

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,946,453	1,210,736
Administration charges	(24,538)	(31,739)
Contingent sales charges	(4,437)	(4,547)
Contract terminations	(146,042)	(132,176)
Death benefit payments	(3,962)	–
Flexible withdrawal option payments	(94,337)	(71,618)
Transfer payments to other contracts	(1,340,692)	(1,110,916)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	332,445	(140,260)
Total increase (decrease)	41,505	1,035,313

Net assets at beginning of period	6,359,439	5,324,126
Net assets at end of period	$ 6,400,944	$6,359,439

(1) Commenced operations January 4, 2010.

See accompanying notes.

68

PIMCO		PIMCO		PIMCO
All Asset		High Yield		Total Return
Administrative		Administrative		Administrative
Class		Class		Class
Division		Division (1)		Division
2011	2010	2011	2010	2011	2010

$130,321	$107,337	$667,908	$225,364	$293,536	$127,743
10,580	40,454	(8,685)	22,452	415,108	581,708
(104,382)	(18,155)	(642,206)	154,234	(361,329)	(118,884)
36,519	129,636	17,017	402,050	347,315	590,567

–	–	–	–	–	–

36,519	129,636	17,017	402,050	347,315	590,567

2,016,825	3,247,556	20,181,580	9,461,212	19,986,266	16,246,914
(67)	–	(329)	(120)	(2,524)	(2,085)
(829)	(5,528)	(16,970)	(2,526)	(21,726)	(21,929)
(27,278)	(160,710)	(558,503)	(73,434)	(715,030)	(637,462)
–	–	–	–	(26,047)	–
(21,045)	(12,414)	(253,273)	(63,468)	(197,500)	(87,070)
(2,400,835)	(723,485)	(12,025,519)	(1,671,229)	(9,317,702)	(3,752,767)
–	–	–	–	–	–
(433,229)	2,345,419	7,326,986	7,650,435	9,705,737	11,745,601
(396,710)	2,475,055	7,344,003	8,052,485	10,053,052	12,336,168

2,993,563	518,508	8,052,485	–	16,609,083	4,272,915
$ 2,596,853	$2,993,563	$ 15,396,488	$8,052,485	$ 26,662,135	$16,609,083

69

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	Principal
	Capital
	Appreciation
	Class 1
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(114,885)	$24,228
Total realized gains (losses) on investments	94,531	15,974
Change in net unrealized appreciation or depreciation of investments	(124,046)	811,449
Net gains (losses) from investments	(144,400)	851,651

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(144,400)	851,651

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	4,194,632	3,157,804
Administration charges	(741)	(858)
Contingent sales charges	(29,359)	(8,347)
Contract terminations	(967,180)	(246,490)
Death benefit payments	–	–
Flexible withdrawal option payments	(30,754)	(26,256)
Transfer payments to other contracts	(1,324,920)	(931,611)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	1,841,678	1,944,242
Total increase (decrease)	1,697,278	2,795,893

Net assets at beginning of period	7,466,228	4,670,335
Net assets at end of period	$ 9,163,506	$7,466,228

See accompanying notes.

70

Principal
LifeTime		Principal		Principal
Strategic		LifeTime		LifeTime
Income		2010		2020
Class 1		Class 1		Class 1
Division		Division		Division
2011	2010	2011	2010	2011	2010

$453,356	$805,291	$566,361	$1,167,031	$1,966,949	$4,074,038
(201,215)	(455,593)	(961,486)	(759,757)	(1,812,481)	(3,236,673)
275,270	1,786,753	470,426	4,249,324	(4,195,697)	20,442,319
527,411	2,136,451	75,301	4,656,598	(4,041,229)	21,279,684

–	–	–	–	–	–

527,411	2,136,451	75,301	4,656,598	(4,041,229)	21,279,684

4,530,114	4,474,233	3,522,579	2,567,643	6,402,945	9,908,242
(67,281)	(88,223)	(146,908)	(197,749)	(830,753)	(1,087,442)
(20,439)	(30,608)	(42,404)	(33,120)	(145,887)	(162,896)
(1,011,059)	(1,007,706)	(2,653,528)	(1,221,518)	(5,861,216)	(5,377,594)
(82,297)	(47,121)	(480,923)	(41,596)	(793,487)	(69,931)
(840,965)	(796,060)	(1,027,352)	(776,295)	(2,792,022)	(2,035,658)
(2,495,993)	(1,776,834)	(2,575,918)	(1,728,939)	(5,129,905)	(6,729,623)
–	–	–	–	–	–
12,080	727,681	(3,404,454)	(1,431,574)	(9,150,325)	(5,554,902)
539,491	2,864,132	(3,329,153)	3,225,024	(13,191,554)	15,724,782

24,279,554	21,415,422	41,054,754	37,829,730	176,256,223	160,531,441
$ 24,819,045	$24,279,554	$ 37,725,601	$41,054,754	$ 163,064,669	$176,256,223

71

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	Principal
	LifeTime
	2030
	Class 1
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$395,002	$538,996
Total realized gains (losses) on investments	(282,956)	(671,448)
Change in net unrealized appreciation or depreciation of investments	(2,262,763)	7,680,659
Net gains (losses) from investments	(2,150,717)	7,548,207

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(2,150,717)	7,548,207

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	4,007,184	9,586,592
Administration charges	(265,681)	(308,795)
Contingent sales charges	(84,087)	(52,401)
Contract terminations	(3,376,524)	(1,732,840)
Death benefit payments	(121,017)	(288,089)
Flexible withdrawal option payments	(366,783)	(301,447)
Transfer payments to other contracts	(1,856,652)	(2,677,074)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(2,063,560)	4,225,946
Total increase (decrease)	(4,214,277)	11,774,153

Net assets at beginning of period	63,026,188	51,252,035
Net assets at end of period	$ 58,811,911	$63,026,188

See accompanying notes.

72

Principal		Principal
LifeTime		LifeTime		Real Estate
2040		2050		Securities
Class 1		Class 1		Class 1
Division		Division		Division
2011	2010	2011	2010	2011	2010

$31,153	$79,228	$7,700	$38,758	$(1,047,265)	$1,157,863
(191,916)	(226,962)	(101,796)	(178,133)	(1,822,448)	(5,161,508)
(292,007)	1,432,053	(243,506)	885,658	8,190,221	19,836,091
(452,770)	1,284,319	(337,602)	746,283	5,320,508	15,832,446

–	–	–	–	–	–

(452,770)	1,284,319	(337,602)	746,283	5,320,508	15,832,446

1,384,352	2,263,592	949,844	957,796	16,657,636	14,149,521
(5,244)	(5,625)	(4,342)	(4,071)	(25,237)	(36,482)
(14,903)	(13,978)	(13,092)	(16,913)	(59,074)	(80,722)
(576,337)	(458,866)	(446,754)	(538,020)	(8,048,670)	(8,365,048)
(31,568)	(7,889)	–	(11,877)	(184,694)	(214,808)
(27,604)	(34,805)	(13,149)	(13,389)	(810,283)	(842,153)
(686,783)	(370,490)	(431,395)	(308,448)	(14,839,440)	(16,962,039)
–	–	–	–	–	–
41,913	1,371,939	41,112	65,078	(7,309,762)	(12,351,731)
(410,857)	2,656,258	(296,490)	811,361	(1,989,254)	3,480,715

10,823,119	8,166,861	5,829,572	5,018,211	75,754,623	72,273,908
$ 10,412,262	$10,823,119	$ 5,533,082	$5,829,572	$ 73,765,369	$75,754,623

73

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	SAM
	Balanced
	Portfolio
	Class 1
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$10,032,530	$14,217,125
Total realized gains (losses) on investments	(2,298,562)	(5,504,356)
Change in net unrealized appreciation or depreciation of investments	(9,941,247)	63,623,656
Net gains (losses) from investments	(2,207,279)	72,336,425

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(2,207,279)	72,336,425

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	59,079,598	105,433,533
Administration charges	(3,411,967)	(4,193,350)
Contingent sales charges	(706,138)	(605,894)
Contract terminations	(30,200,400)	(22,919,907)
Death benefit payments	(2,804,800)	(2,466,521)
Flexible withdrawal option payments	(8,317,924)	(6,491,146)
Transfer payments to other contracts	(34,625,201)	(34,379,465)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(20,986,832)	34,377,250
Total increase (decrease)	(23,194,111)	106,713,675

Net assets at beginning of period	684,067,078	577,353,403
Net assets at end of period	$ 660,872,967	$684,067,078

See accompanying notes.

74

SAM		SAM		SAM
Conservative		Conservative		Flexible
Balanced		Growth		Income
Portfolio		Portfolio		Portfolio
Class 1		Class 1		Class 1
Division		Division		Division
2011	2010	2011	2010	2011	2010

$2,947,347	$4,391,541	$382,052	$797,094	$4,042,906	$5,717,476
3,547,015	(4,727)	(1,018,440)	(2,452,442)	2,093,135	213,477
(4,929,542)	10,201,352	(598,866)	7,763,703	(3,084,608)	6,898,055
1,564,820	14,588,166	(1,235,254)	6,108,355	3,051,433	12,829,008

–	–	–	–	–	–

1,564,820	14,588,166	(1,235,254)	6,108,355	3,051,433	12,829,008

27,089,479	37,006,244	17,718,263	18,558,887	42,693,874	48,817,423
(594,888)	(764,225)	(11,186)	(12,646)	(479,046)	(631,403)
(205,488)	(263,131)	(74,992)	(45,962)	(154,761)	(182,162)
(10,749,880)	(10,891,423)	(4,829,900)	(2,398,833)	(9,695,366)	(9,949,963)
(237,703)	(1,294,773)	(76,287)	(69,613)	(1,356,101)	(1,027,852)
(2,546,651)	(2,128,515)	(351,977)	(317,659)	(3,299,446)	(2,799,113)
(19,237,610)	(16,681,359)	(8,339,079)	(8,274,489)	(27,410,717)	(18,100,938)
–	–	–	–	–	–
(6,482,741)	4,982,818	4,034,842	7,439,685	298,437	16,125,992
(4,917,921)	19,570,984	2,799,588	13,548,040	3,349,870	28,955,000

158,219,547	138,648,563	55,154,255	41,606,215	157,634,626	128,679,626
$ 153,301,626	$158,219,547	$ 57,953,843	$55,154,255	$ 160,984,496	$157,634,626

75

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	SAM
	Strategic
	Growth
	Portfolio
	Class 1
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$61,677	$361,862
Total realized gains (losses) on investments	784,560	(1,635,575)
Change in net unrealized appreciation or depreciation of investments	(2,145,211)	5,934,583
Net gains (losses) from investments	(1,298,974)	4,660,870

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(1,298,974)	4,660,870

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	13,394,914	11,294,806
Administration charges	(9,461)	(9,853)
Contingent sales charges	(39,204)	(29,628)
Contract terminations	(1,940,548)	(1,432,845)
Death benefit payments	(28,880)	(22,366)
Flexible withdrawal option payments	(189,285)	(194,346)
Transfer payments to other contracts	(7,447,035)	(5,795,059)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	3,740,501	3,810,709
Total increase (decrease)	2,441,527	8,471,579

Net assets at beginning of period	38,640,578	30,168,999
Net assets at end of period	$ 41,082,105	$38,640,578

See accompanying notes.

76

Short-Term		SmallCap		SmallCap
Income		Blend		Growth II
Class 1		Class 1		Class 1
Division		Division		Division
2011	2010	2011	2010	2011	2010

$(1,965,168)	$1,565,188	$(289,903)	$(276,862)	$(391,937)	$(379,812)
352,334	796,722	(235,719)	(1,287,973)	(456,155)	(1,702,840)
1,364,729	(808,306)	(238,981)	8,337,628	(798,411)	8,475,160
(248,105)	1,553,604	(764,603)	6,772,793	(1,646,503)	6,392,508

–	–	–	–	–	–

(248,105)	1,553,604	(764,603)	6,772,793	(1,646,503)	6,392,508

60,915,694	183,643,483	3,957,842	4,255,523	6,086,380	4,265,934
(560,144)	(419,629)	(4,657)	(6,109)	(4,164)	(4,281)
(190,072)	(137,473)	(17,489)	(30,986)	(21,957)	(30,774)
(12,552,028)	(8,429,971)	(3,979,835)	(4,078,772)	(3,194,923)	(3,151,206)
(1,014,588)	(511,778)	(59,340)	(189,643)	(27,278)	(88,360)
(4,115,710)	(2,307,768)	(453,281)	(464,462)	(282,456)	(275,807)
(46,971,099)	(35,083,408)	(6,211,427)	(4,774,757)	(7,090,831)	(4,061,503)
–	–	–	–	–	–
(4,487,947)	136,753,456	(6,768,187)	(5,289,206)	(4,535,229)	(3,345,997)
(4,736,052)	138,307,060	(7,532,790)	1,483,587	(6,181,732)	3,046,511

161,858,230	23,551,170	35,312,556	33,828,969	31,721,697	28,675,186
$ 157,122,178	$161,858,230	$ 27,779,766	$35,312,556	$ 25,539,965	$31,721,697

77

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	SmallCap
	Value I
	Class 1
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(1,058,650)	$(447,870)
Total realized gains (losses) on investments	(1,408,172)	(4,331,528)
Change in net unrealized appreciation or depreciation of investments	(873,924)	22,956,837
Net gains (losses) from investments	(3,340,746)	18,177,439

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(3,340,746)	18,177,439

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	10,861,918	10,555,133
Administration charges	(175,492)	(239,766)
Contingent sales charges	(75,993)	(90,296)
Contract terminations	(6,279,612)	(6,737,765)
Death benefit payments	(116,994)	(332,649)
Flexible withdrawal option payments	(1,111,967)	(1,045,657)
Transfer payments to other contracts	(10,258,070)	(14,220,207)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(7,156,210)	(12,111,207)
Total increase (decrease)	(10,496,956)	6,066,232

Net assets at beginning of period	86,698,136	80,631,904
Net assets at end of period	$ 76,201,180	$86,698,136

See accompanying notes.

78

T. Rowe Price		T. Rowe Price
Blue Chip		Health		Templeton
Growth		Sciences		Growth Securities
Portfolio II		Portfolio II		Class 2
Division		Division		Division
2011	2010	2011	2010	2011	2010

$(94,334)	$(77,481)	$(104,618)	$(75,034)	$5,918	$6,421
693,559	(2,990)	491,057	53,728	(31,536)	(57,415)
(589,101)	989,068	129,567	775,129	(57,077)	115,557
10,124	908,597	516,006	753,823	(82,695)	64,563

–	–	–	–	–	–

10,124	908,597	516,006	753,823	(82,695)	64,563

2,874,703	2,224,032	5,109,755	1,757,262	24,800	31,844
(20,540)	(26,186)	(13,713)	(17,383)	–	–
(9,160)	(5,884)	(6,385)	(5,727)	(275)	(1,184)
(301,462)	(171,052)	(210,137)	(166,476)	(113,334)	(139,212)
(17,950)	(9,282)	(24,562)	(505)	–	(15,881)
(79,291)	(69,273)	(69,999)	(56,228)	(14,285)	(13,131)
(2,107,750)	(1,148,604)	(3,992,228)	(704,582)	(49,929)	(42,253)
–	–	–	–	–	–
338,550	793,751	792,731	806,361	(153,023)	(179,817)
348,674	1,702,348	1,308,737	1,560,184	(235,718)	(115,254)

6,703,493	5,001,145	6,428,884	4,868,700	1,200,063	1,315,317
$ 7,052,167	$6,703,493	$ 7,737,621	$6,428,884	$ 964,345	$1,200,063

79

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2011 and 2010, Except as Noted

	Van Eck
	Global
	Hard Assets
	Service
	Class
	Division
	2011	2010
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(46,479)	$(30,614)
Total realized gains (losses) on investments	549,480	34,719
Change in net unrealized appreciation or depreciation of investments	(2,343,561)	889,614
Net gains (losses) from investments	(1,840,560)	893,719

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	(1,840,560)	893,719

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	9,543,119	3,976,972
Administration charges	(773)	(439)
Contingent sales charges	(7,155)	(2,827)
Contract terminations	(381,726)	(153,910)
Death benefit payments	(17,192)	–
Flexible withdrawal option payments	(48,208)	(10,896)
Transfer payments to other contracts	(4,956,276)	(386,943)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	4,131,789	3,421,957
Total increase (decrease)	2,291,229	4,315,676

Net assets at beginning of period	5,397,141	1,081,465
Net assets at end of period	$ 7,688,370	$5,397,141

See accompanying notes.

80

1.  Nature of Operations and Significant Accounting Policies

Principal Life Insurance Company Separate Account B (Separate Account B) is a segregated investment account of Principal Life Insurance Company (Principal Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2011, contractholder investment options include the following open-end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1 (1)
Asset Allocation Account
Balanced Account
Bond & Mortgage Securities Account
Diversified International Account
Equity Income Account (2)
Government & High Quality Bond Account (5)
International Emerging Markets Account
LargeCap Blend Account II
LargeCap Growth Account
LargeCap Growth Account I
LargeCap S&P 500 Index Account
LargeCap Value Account
MidCap Blend Account
Money Market Account
Principal Capital Appreciation Account (3)
Principal LifeTime Strategic Income Account
Principal LifeTime 2010 Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Real Estate Securities Account
Short-Term Income Account (5)
SmallCap Blend Account
SmallCap Growth Account II
SmallCap Value Account I
Strategic Asset Management Balanced Portfolio (3)
Strategic Asset Management Conservative Balanced Portfolio (3)
Strategic Asset Management Conservative Growth Portfolio (3)
Strategic Asset Management Flexible Income Portfolio (3)
Strategic Asset Management Strategic Growth Portfolio (3)
Principal Variable Contracts Funds, Inc. – Class 2 (1)
Diversified Balanced Account (7)
Diversified Growth Account (7)
AllianceBernstein Variable Product Series Fund, Inc:
Small Cap Growth Portfolio – Class A
81

American Century Investments®:
VP Income & Growth Fund – Class I
VP Inflation Protection Fund – Class II
VP Mid Cap Value Fund – Class II (8)
VP Ultra® Fund – Class I
VP Ultra® Fund – Class II
VP Value Fund – Class II
VP VistaSM Fund – Class I
Dreyfus Investment Portfolios:
Technology Growth Portfolio – Service Shares
Fidelity® Variable Insurance Products Fund:
Contrafund® Portfolio – Service Class
Contrafund® Portfolio – Service Class 2
Equity-Income Portfolio – Service Class 2
Growth Portfolio – Service Class
Growth Portfolio – Service Class 2
Mid Cap Portfolio – Service Class 2
Overseas Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust:
Small Cap Value Securities Fund – Class 2 (7)
Templeton Growth Securities Fund – Class 2
Goldman Sachs Variable Insurance Trust:
Mid Cap Value Fund – Institutional Shares
Structured Small Cap Equity Fund – Institutional Shares
Invesco Variable Insurance Fund:
Basic Value Fund – Series I Shares
Capital Appreciation Fund – Series I Shares Capital Development Fund – Series I Shares (9)
Core Equity Fund – Series I Shares
Dynamics Fund – Series I Shares
Global Health Care Fund – Series I Shares
International Growth Fund – Series I Shares (4)
Small Cap Equity Fund – Series I Shares
Technology Fund – Series I Shares
Janus Aspen Series:
Janus Aspen Series Enterprise Portfolio – Service Shares
MFS® Variable Insurance Trust:
Utilities Series – S Class (6)
Value Series – S Class (6)
Neuberger Berman Advisors Management Trust:
Partners Portfolio – I Class Shares
Small-Cap Growth Portfolio – S Class Shares
Socially Responsive Portfolio – I Class Shares
PIMCO Variable Insurance Trust: All Asset Portfolio Administrative Class (6)
High Yield Portfolio Administrative Class (7)
Total Return Portfolio Administrative Class (6)
T. Rowe Price Equity Series, Inc.
Blue Chip Growth Portfolio – II
Health Sciences Portfolio – II
Van Eck VIP Trust:
Global Hard Assets Fund – Service Class Shares (6)

  (1) Organized by Principal Life Insurance Company.

  (2) Commenced operations January 5, 2007.

  (3) Commenced operations May 1, 2007.

  (4) Commenced operations May 19, 2008.

  (5) Commenced operations November 24, 2008.

  (6) Commenced operations May 18, 2009.

  (7) Commenced operations January 4, 2010.

  (8) Commenced operations May 24, 2010.

  (9) Commenced operations April 29, 2011.

Commencement of operations date is the date that the division became available to contractholders.

The assets of Separate Account B are owned by Principal Life. The assets of Separate Account B support the following variable annuity contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life: Bankers Flexible Annuity; Pension Builder Plus; Pension Builder Plus – Rollover IRA; Personal Variable; Premier Variable; Principal Freedom Variable Annuity; Principal Freedom Variable Annuity 2; The Principal Variable Annuity; The Principal Variable Annuity with Purchase Payment Credit Rider; Principal Investment Plus Variable Annuity, Principal Investment Plus Variable Annuity with Premium Payment Credit Rider and Principal Lifetime Income Solutions. Principal Life no longer accepts contributions for Bankers Flexible Annuity contracts, Pension Builder Plus contracts and Pension Builder Plus-Rollover IRA contracts. Contractholders are being given the option of withdrawing their funds or transferring to another contract. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1998.

82

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of Separate Account B in accordance with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing net asset values (“NAV”) per share on December 30, 2011. Net realized gains and losses on sales of investments are determined on the basis of the FIFO method. Dividends are taken into income on an accrual basis as of the ex-dividend date. Investment transactions are accounted for on a trade date basis.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

•        Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities primarily include exchange traded equity securities, mutual funds and U.S. Treasury bonds.

•        Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 assets and liabilities primarily include fixed maturities (including public and private bonds), equity securities, over-the-counter derivatives and other investments for which public quotations are not available but that are priced by third-party pricing services or internal models using substantially all observable inputs.

83

•        Level 3 – Fair values are based on significant unobservable inputs for the asset or liability. Level 3 assets and liabilities include certain fixed maturities, private equity securities, real estate and commercial mortgage loan investments of separate accounts, commercial mortgage loan investments and obligations of consolidated VIEs for which the fair value option was elected, complex derivatives and embedded derivatives that are priced using broker quotes or other valuation methods that utilize at least one significant unobservable input.

All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published.  Therefore, the investments fall into Level 1 of the fair value hierarchy.

Foreign Tax Withholdings

Principal Life may be entitled to claim a federal income tax credit to the extent foreign income taxes are withheld on investment income allocated to Separate Account B. Principal Life will compensate each separate account division in an amount equal to the tax benefit claimed on its federal income tax return, or subsequently claimed for refund, attributable to foreign taxes on the division’s share of income associated with investments allocated to Separate Account B within a reasonable time of receiving a tax benefit. The amounts presented as payment from affiliate on the Statement of Operations and the Statement of Changes in Net Assets reflect compensation for subsequently claimed refunds.

2.  Expenses and Related Party Transactions

Principal Life is compensated for the following expenses:

Bankers Flexible Annuity contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant’s account is deducted as compensation for administrative expenses. This charge is collected by redeeming units of the separate account.

Pension Builder Plus and Pension Builder Plus – Rollover IRA contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.50% (1.0% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7.0% may be deducted from withdrawals made during the first ten years of a contract, except for withdrawals related to death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant’s investment account values and the number of participants under the retirement plan and their participant investment account value.

84

Personal Variable contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.64% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the Contractholders, in their sole discretion, a customized Plan-level service package and charges. An annual administration charge of $34 (increases to $37 if the benefit plan reports are distributed directly to the homes of plan participants) for each participant’s account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis.

Premier Variable contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.42% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the Contractholders, in their sole discretion, a customized Plan-level service package and charges. The amount varies by Plan document and account balance of contract. Recordkeeping charges are also paid by the Contractholder. The annual charge ranges from $2,250 to $25,316 plus $10 per participant. The amount varies by total plan participants. There were no contingent sales charges provided for in these contracts.

Principal Freedom Variable Annuity – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.85% of the asset value of each contract. Principal Life reserves the right to increase this charge but guarantees that it will not exceed 1.25% per year. A surrender charge up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived.

Principal Freedom Variable Annuity 2 – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.95% of the asset value of each contract. Principal Life reserves the right to increase this charge but guarantees that it will not exceed 1.25% per year. A surrender charge up to 3.0% may be deducted from the withdrawals made during the first three years of a contract, except for death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived.

The Principal Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. The product also contains an optional purchase payment credit rider, which charges an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value. For contracts with the purchase payment credit rider, the maximum surrender charge is 8.0% from withdrawals made during the first eight years.

85

The Principal Investment Plus Variable Annuity - Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2.0% of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. The product also contains an optional premium payment credit rider, which charges an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value. For contracts with the premium payment credit rider, the maximum surrender charge is 8.0% from withdrawals made during the first eight years.

Principal Lifetime Income SolutionsSM Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, expect for death, annuitization, permanent disability, confinement in a health care facility or terminal illness. Principal Life reserves the right to charge an additional administration fee of up to 0.15% of the average daily net asset value of each Division. The fee is currently being waived.

During the year ended December 31, 2011, management fees were paid indirectly to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.), an affiliate of Principal Life, in its capacity as advisor to Principal Variable Contracts Fund, Inc. Investment advisory and management fees are computed on an annual rate of 0.03% of each of the Principal LifeTime Accounts’ average daily net assets. Prior to July 1, 2009, the annual rate paid by each Principal LifeTime Account was 0.1225% of the average daily net assets up to $3 billion and 0.1125% of the average daily net assets over $3 billion. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.

86

The annual rates used in this calculation for each of the other Accounts are as shown in the following tables.

	Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Over $400
Asset Allocation Account	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced Account	0.60	0.55	0.50	0.45	0.40
Bond & Mortgage Securities Account	0.50	0.45	0.40	0.35	0.30
Equity Income Account	0.60	0.55	0.50	0.45	0.40
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
MidCap Blend Account	0.65	0.60	0.55	0.50	0.45
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
SmallCap Blend Account	0.85	0.80	0.75	0.70	0.65
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

	Net Assets of Accounts (in millions)
	First $250	Next $250	Next $250	Next $250	Over $1000
Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account II	0.75	0.70	0.65	0.60	0.55
LargeCap Value Account	0.60	0.55	0.50	0.45	0.40

	Net Assets of Accounts (in millions)			Net Assets of Accounts (in millions)
	First $200	Next $300	Over $500		First $500	Over $500
Short-Term Income Account	0.50%	0.45%	0.40%	Principal Capital Appreciation Account	0.625%	0.50%

	Net Assets of Accounts (in millions)
	First $500	Next $500	Next $1 billion	Next $1 billion	Over $3 billion
LargeCap Growth Account	0.68%	0.63%	0.61%	0.56%	0.51%

Net Assets of Accounts
	First $2 billion	Over $2 billion			Overall Fee
Government & High			LargeCap S&P 500 Index Account		0.25%
Quality Bond Account	0.50%	0.45%

All Assets
Diversified Balanced Account	.05%
Diversified Growth Account	.05%

87

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

The Manager has contractually agreed to limit the Account’s management and investment advisory fees for certain of the Accounts through the period ended April 30, 2012. The expense limit will reduce the Account’s management and investment advisory fees by the following amounts:

LargeCap Blend Account II	0.018%
LargeCap Growth Account I	0.016
SmallCap Growth Account II	0.020
SmallCap Value Account I	0.020

The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	From January 1, 2011 through December 31, 2011
	Class 1	Class 2	Expiration
SmallCap Value Account I	0.99%	1.24%	April 30, 2012

The Manager has contractually agreed to limit Short-Term Income Account’s expenses by .01% through the period ended April 30, 2012.

3.  Federal Income Taxes

The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of Separate Account B.

4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the period ended December 31, 2011:

	Division:	Purchases	Sales

	AllianceBernstein Small Cap Growth Class A Division:	$ 4,467,829	$ 4,001,817
i	Principal Investment Plus Variable Annuity	$ 3,640,089	$ 3,579,557
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	827,740	422,260
	0
	American Century VP Income & Growth Class I Division:	$ 2,312,523	$ 5,783,802
i	Principal Freedom Variable Annuity	156,193	595,316
i	Principal Freedom Variable Annuity 2	1,039	8,391
	The Principal Variable Annuity	2,028,165	3,240,456
	The Principal Variable Annuity with Purchase Payment Credit Rider	127,126	1,939,639
i	0
i	American Century VP Inflation Protection Class II Division:	16,841,448	25,260,105
	Principal Investment Plus Variable Annuity	14,769,309	19,961,272
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,072,139	5,298,833
i
	American Century VP MidCap Value Class II Division:	1,714,132	515,538
	The Principal Variable Annuity	792,193	238,835
	The Principal Variable Annuity with Purchase Payment Credit Rider	83,144	18,911
	Principal Investment Plus Variable Annuity	655,590	178,193
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	183,205	79,599
i
	American Century VP Ultra Class I Division:	791,594	1,815,631
i	The Principal Variable Annuity	731,253	1,267,137
i	The Principal Variable Annuity with Purchase Payment Credit Rider	60,341	548,494

1

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

	4. Purchases and Sales of Investments (continued)
	American Century VP Ultra Class II Division:	5,254,474	8,495,749
	Principal Investment Plus Variable Annuity	4,228,486	6,378,136
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,025,988	2,117,613

p	American Century VP Value Class II Division:	$ 2,963,404	$ 6,993,030
i	The Principal Variable Annuity	2,708,364	4,238,333
	The Principal Variable Annuity with Purchase Payment Credit Rider	255,040	2,754,697
i	0
i	American Century VP Vista Class I Division:	870,797	1,384,441
	Principal Investment Plus Variable Annuity	822,550	1,268,588
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	48,247	115,853
p	0
p	Asset Allocation Class 1 Division:	6,863,449	10,809,548
	Premier Variable	22,203	21,531
i	The Principal Variable Annuity	4,590,805	7,694,284
i	The Principal Variable Annuity with Purchase Payment Credit Rider	262,205	1,486,350
	Principal Investment Plus Variable Annuity	1,483,005	1,057,034
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	505,231	550,349
p	0

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

4. Purchases and Sales of Investments (continued)

	Division:	Purchases	Sales
	0
p	Balanced Class 1 Division:	4,507,296	11,179,152
	Personal Variable	$ 64,661	$ 40,207
	Premier Variable	413,320	616,407
i	The Principal Variable Annuity	3,636,754	7,607,326
i	The Principal Variable Annuity with Purchase Payment Credit Rider	392,561	2,915,212
i	0
i	Bond & Mortgage Securities Class 1 Division:	41,111,727	75,795,016
	Personal Variable	37,015	26,225
	Premier Variable	892,936	1,155,451
i	Principal Freedom Variable Annuity	603,573	1,339,039
i	Principal Freedom Variable Annuity 2	99,445	169,707
	The Principal Variable Annuity	19,007,233	28,629,599
	The Principal Variable Annuity with Purchase Payment Credit Rider	2,127,698	14,284,225
i	Principal Investment Plus Variable Annuity	13,971,559	23,373,752
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,372,268	6,817,018
i	0
	Diversified Balanced Class 2 Division:	178,437,928	22,478,894
	Principal Investment Plus Variable Annuity	162,608,350	21,386,996
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	14,768,145	1,087,732
	Principal Lifetime Income Solutions	1,061,433	4,166

	Diversified Growth Class 2 Division:	457,581,260	38,525,778
	Principal Investment Plus Variable Annuity	423,069,370	35,409,990
p	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	34,410,153	3,115,608
	Principal Lifetime Income Solutions	101,737	180
p

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

	4. Purchases and Sales of Investments (continued)
i	Diversified International Class 1 Division:	25,420,316	56,722,565
	Personal Variable	87,246	81,741
	Premier Variable	492,259	1,489,686
i	Principal Freedom Variable Annuity	436,088	891,226
i	Principal Freedom Variable Annuity 2	137,449	211,180
i	The Principal Variable Annuity	15,650,359	31,720,034
i	The Principal Variable Annuity with Purchase Payment Credit Rider	1,499,445	12,945,487
i	Principal Investment Plus Variable Annuity	5,657,018	7,077,896
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,460,452	2,305,315
	0
i	Dreyfus IP Technology Growth Service Shares Division:	1,637,936	2,516,266
i	Principal Investment Plus Variable Annuity	1,535,874	2,482,602
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	102,062	33,664
	0
p	Equity Income Class 1 Division:	162,252,760	48,129,230
	Premier Variable	18,074	42,216
i	The Principal Variable Annuity	43,747,071	14,338,602
i	The Principal Variable Annuity with Purchase Payment Credit Rider	11,191,400	5,961,287
i	Principal Investment Plus Variable Annuity	82,029,638	20,552,542
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	25,266,577	7,234,583
	0
i	Fidelity VIP Contrafund Service Class Division:	7,308,685	18,033,685
i	The Principal Variable Annuity	$ 6,758,595	$ 13,454,376
	The Principal Variable Annuity with Purchase Payment Credit Rider	550,090	4,579,309
	0
i	Fidelity VIP Contrafund Service Class 2 Division:	7,710,712	7,421,146
i	Principal Investment Plus Variable Annuity	6,547,344	6,038,546
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,163,368	1,382,600
	0

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

	4. Purchases and Sales of Investments (continued)
	Fidelity VIP Equity-Income Service Class 2 Division:	$ 8,552,818	$ 14,551,601
i	The Principal Variable Annuity	5,593,235	6,926,835
i	The Principal Variable Annuity with Purchase Payment Credit Rider	496,444	5,485,300
i	Principal Investment Plus Variable Annuity	1,977,025	1,850,108
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	486,114	289,358
	0
	Fidelity VIP Growth Service Class Division:	2,192,709	5,936,996
i	The Principal Variable Annuity	2,096,574	4,367,339
i	The Principal Variable Annuity with Purchase Payment Credit Rider	96,135	1,569,657
	0
	Fidelity VIP Growth Service Class 2 Division:	1,647,278	3,043,520
i	Principal Investment Plus Variable Annuity	1,294,901	2,446,998
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	352,377	596,522
	0
i	Fidelity VIP Mid Cap Service Class 2 Division:	3,167,749	4,234,332
i	Principal Investment Plus Variable Annuity	2,629,679	3,702,273
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	538,070	532,059
	0
i	Fidelity VIP Overseas Service Class 2 Division:	8,229,974	7,175,499
i	Principal Investment Plus Variable Annuity	6,278,335	5,471,254
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,951,639	1,704,245

i	Franklin Small Cap Value Securities Class 2 Division:	2,113,343	812,772
i	Principal Investment Plus Variable Annuity	1,939,229	786,162
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	174,114	26,610

	Goldman Sachs VIT Mid Cap Value Service Class I Division:	2,957,941	3,707,223
	Principal Investment Plus Variable Annuity	2,382,024	2,813,592
p	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	575,917	893,631
i	0

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

	4. Purchases and Sales of Investments (continued)
i	Goldman Sachs VIT Structured Small Cap Equity Service Class I Division:	$ 2,309,874	$ 2,097,634
i	Principal Investment Plus Variable Annuity	2,138,291	1,878,003
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	171,583	219,631
	0
	Government & High Quality Bond Class 1 Division:	45,116,860	75,687,090
	Pension Builder Plus	$ 365	$ 3,110
	Pension Builder Plus - Rollover IRA	86	466
	Personal Variable	31,691	7,145
	Premier Variable	1,157,378	1,764,256
i	Principal Freedom Variable Annuity	505,335	705,368
i	Principal Freedom Variable Annuity 2	83,125	110,113
	The Principal Variable Annuity	21,153,917	34,838,549
	The Principal Variable Annuity with Purchase Payment Credit Rider	3,843,755	14,982,895
i	Principal Investment Plus Variable Annuity	14,722,165	19,482,785
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,619,043	3,792,403

	International Emerging Markets Class 1 Division:	21,387,343	31,503,643
	Premier Variable	65,336	256,741
i	The Principal Variable Annuity	8,300,420	15,120,405
i	The Principal Variable Annuity with Purchase Payment Credit Rider	1,327,186	5,664,864
	Principal Investment Plus Variable Annuity	9,085,465	7,352,615
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,608,936	3,109,018
i	0
i	Invesco Basic Value Series I Division:	941,594	693,659
	Principal Investment Plus Variable Annuity	739,692	530,196
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	201,902	163,463
i	0

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

	4. Purchases and Sales of Investments (continued)
i	Invesco Capital Appreciation Series I Division:	513,817	1,476,329
	The Principal Variable Annuity	499,227	1,243,153
	The Principal Variable Annuity with Purchase Payment Credit Rider	14,590	233,176
	0
i	Invesco Capital Development Series I Division:	3,557,733	1,003,521
	The Principal Variable Annuity	2,482,937	481,196
	The Principal Variable Annuity with Purchase Payment Credit Rider	1,074,796	522,325

	Invesco Core Equity Series I Division:	3,935,616	8,027,962
i	The Principal Variable Annuity	3,821,695	5,949,416
i	The Principal Variable Annuity with Purchase Payment Credit Rider	113,921	2,078,546
i	0
i	Invesco Global Health Care Series I Division:	$ 2,309,744	$ 3,192,255
	The Principal Variable Annuity	2,063,732	1,862,833
	The Principal Variable Annuity with Purchase Payment Credit Rider	246,012	1,329,422
	0
	Invesco International Growth Series I Division:	3,998,369	2,168,220
	Principal Investment Plus Variable Annuity	3,725,119	2,097,745
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	273,250	70,475
	0
i	Invesco Small Cap Equity Series I Division:	6,086,948	4,548,317
i	The Principal Variable Annuity	$ 2,029,822	$ 1,310,913
i	The Principal Variable Annuity with Purchase Payment Credit Rider	178,846	369,457
i	Principal Investment Plus Variable Annuity	3,079,381	2,214,899
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	798,899	653,048
i	0
i	Invesco Technology Series I Division:	1,292,903	2,465,849
i	The Principal Variable Annuity	1,156,239	1,529,362
i	The Principal Variable Annuity with Purchase Payment Credit Rider	136,664	936,487
i

	4. Purchases and Sales of Investments (continued)
i	Janus Aspen Enterprise Service Shares Division:	1,468,707	4,380,170
	The Principal Variable Annuity	1,301,747	3,394,532
i	The Principal Variable Annuity with Purchase Payment Credit Rider	166,960	985,638
i	0
	LargeCap Blend II Class 1 Division:	15,029,690	32,789,971
	The Principal Variable Annuity	7,161,259	11,924,442
i	The Principal Variable Annuity with Purchase Payment Credit Rider	523,342	8,385,506
i	Principal Investment Plus Variable Annuity	5,724,860	8,991,127
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,620,229	3,488,896
	0
i	LargeCap Growth Class 1 Division:	7,135,464	16,361,825
	Personal Variable	1,176,820	1,153,707
	Premier Variable	1,446,167	2,173,464
i	The Principal Variable Annuity	2,103,916	9,027,926
i	The Principal Variable Annuity with Purchase Payment Credit Rider	178,794	1,151,160
i	Principal Investment Plus Variable Annuity	1,786,914	2,296,550
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	442,853	559,018
	0
p	LargeCap Growth I Class 1 Division:	$ 11,083,238	$ 30,524,496
	Premier Variable	54,795	55,586
p	Principal Freedom Variable Annuity	174,513	498,802
i	Principal Freedom Variable Annuity 2	12,071	16,641
i	The Principal Variable Annuity	6,884,062	21,176,747
i	The Principal Variable Annuity with Purchase Payment Credit Rider	409,518	5,153,393
i	Principal Investment Plus Variable Annuity	2,962,568	2,857,845
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	585,711	765,482
	0
81

	4. Purchases and Sales of Investments (continued)
p	LargeCap S&P 500 Index Class 1 Division:	14,065,790	24,225,391
	Premier Variable	79,647	111,381
i	Principal Freedom Variable Annuity	368,780	1,660,101
i	Principal Freedom Variable Annuity 2	242,712	293,873
i	The Principal Variable Annuity	6,598,875	10,892,134
i	The Principal Variable Annuity with Purchase Payment Credit Rider	557,134	5,962,140
i	Principal Investment Plus Variable Annuity	5,211,151	4,521,231
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,007,491	784,531
	0
	LargeCap Value Class 1 Division:	9,042,882	24,609,956
	Bankers Flexible Annuity	$ -	$ 206,133
	Pension Builder Plus	3,063	173,105
	Pension Builder Plus - Rollover IRA	9	8,435
	Personal Variable	63,975	55,312
	Premier Variable	630,826	1,753,193
p	Principal Freedom Variable Annuity	198,144	636,138
i	Principal Freedom Variable Annuity 2	4,467	50,294
i	The Principal Variable Annuity	3,996,435	14,377,900
i	The Principal Variable Annuity with Purchase Payment Credit Rider	392,118	3,189,569
i	Principal Investment Plus Variable Annuity	2,917,692	3,054,620
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	836,153	1,105,257
i	0
p	MFS VIT Utilities Service Class Division:	$ 4,990,867	$ 3,385,213
i	Principal Investment Plus Variable Annuity	4,651,506	3,155,330
i	Principal Investment Plus Variable Annuity With Purchase Rider	339,361	229,883
i	0
i	MFS VIT Value Service Class Division:	892,217	823,460
i	Principal Investment Plus Variable Annuity	732,231	768,545
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	159,986	54,915
	0

	4. Purchases and Sales of Investments (continued)
R	MidCap Blend Class 1 Division:	50,642,161	100,299,721
	Personal Variable	110,493	72,808
	Premier Variable	845,821	1,947,698
i	Principal Freedom Variable Annuity	487,864	1,756,898
i	Principal Freedom Variable Annuity 2	172,977	332,353
i	The Principal Variable Annuity	24,710,614	49,852,648
i	The Principal Variable Annuity with Purchase Payment Credit Rider	1,616,905	19,129,373
	Principal Investment Plus Variable Annuity	19,104,772	20,286,031
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,592,715	6,921,912
i	0
i	Money Market Class 1 Division:	114,783,544	128,161,347
	Pension Builder Plus	1	4,910
	Pension Builder Plus - Rollover IRA	-	-
	Personal Variable	1,209,460	1,136,214
	Premier Variable	3,271,319	3,629,195
	Principal Freedom Variable Annuity	805,391	1,386,010
	Principal Freedom Variable Annuity 2	249,753	325,935
i	The Principal Variable Annuity	48,789,484	54,060,724
i	The Principal Variable Annuity with Purchase Payment Credit Rider	3,310,804	9,169,610
	Principal Investment Plus Variable Annuity	46,366,012	46,111,876
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10,781,320	12,336,873
	Principal Lifetime Income Solutions	-	-
p	0
p	Neuberger Berman AMT Partners I Class Division:	2,129,232	2,160,777
i	Principal Investment Plus Variable Annuity	$ 1,991,216	$ 2,003,008
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	138,016	157,769
i	0
i	Neuberger Berman AMT Small-Cap Growth S Class Division:	1,785,469	1,902,948
i	Principal Investment Plus Variable Annuity	1,723,572	1,761,356
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	61,897	141,592
	04. Purchases and Sales of Investments (continued)
	Neuberger Berman AMT Socially Responsive I Class Division:	$ 1,969,506	$ 1,703,568
p	Principal Investment Plus Variable Annuity	1,810,672	1,493,001
p	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	158,834	210,567
p	0
p	PIMCO All Asset Administrative Class Division:	2,180,585	2,483,493
i	Principal Investment Plus Variable Annuity	2,110,553	1,760,675
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	70,032	722,818
i	0
i	PIMCO High Yield Administrative Class Division:	21,019,831	13,024,937
i	Principal Investment Plus Variable Annuity	15,129,558	8,818,054
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,890,273	4,206,883

	PIMCO Total Return Administrative Class Division:	20,950,526	10,572,230
i	Principal Investment Plus Variable Annuity	17,337,363	8,373,555
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,613,163	2,198,675
	0
	Principal Capital Appreciation Class 1 Division:	$ 4,250,513	$ 2,467,839
	Principal Freedom Variable Annuity 2	12,690	13,891
	Principal Investment Plus Variable Annuity	3,696,094	1,970,860
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	541,729	483,088
	0
	Principal LifeTime Strategic Income Class 1 Division:	5,310,478	4,845,042
i	Principal Freedom Variable Annuity 2	113,298	102,599
i	The Principal Variable Annuity	1,477,880	777,266
	The Principal Variable Annuity with Purchase Payment Credit Rider	82,167	198,796
	Principal Investment Plus Variable Annuity	3,374,313	3,348,714
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	262,820	417,667
i	0

	4. Purchases and Sales of Investments (continued)
	Principal LifeTime 2010 Class 1 Division:	4,616,469	7,454,562
	Principal Freedom Variable Annuity 2	277,280	1,290,647
i	The Principal Variable Annuity	757,146	723,855
i	The Principal Variable Annuity with Purchase Payment Credit Rider	51,058	127,873
	Principal Investment Plus Variable Annuity	3,128,737	4,695,679
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	402,248	616,508
i	0
i	Principal LifeTime 2020 Class 1 Division:	10,745,096	17,928,472
	Principal Freedom Variable Annuity 2	$ 316,365	$ 929,811
	The Principal Variable Annuity	1,975,095	1,195,840
i	The Principal Variable Annuity with Purchase Payment Credit Rider	195,443	525,061
i	Principal Investment Plus Variable Annuity	6,832,372	12,240,435
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,425,821	3,037,325
i	0
i	Principal LifeTime 2030 Class 1 Division:	$ 5,239,379	$ 6,907,937
	Principal Freedom Variable Annuity 2	159,653	555,771
	The Principal Variable Annuity	801,759	342,688
i	The Principal Variable Annuity with Purchase Payment Credit Rider	6,895	42,957
i	Principal Investment Plus Variable Annuity	3,342,469	3,923,603
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	928,603	2,042,918
i	0
i	Principal LifeTime 2040 Class 1 Division:	1,560,627	1,487,561
	Principal Freedom Variable Annuity 2	4,388	94,510
	The Principal Variable Annuity	109,386	6,663
i	The Principal Variable Annuity with Purchase Payment Credit Rider	490	12,316
i	Principal Investment Plus Variable Annuity	1,143,433	911,536
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	302,930	462,536
i	0

	4. Purchases and Sales of Investments (continued)
i	Principal LifeTime 2050 Class 1 Division:	1,039,308	990,496
	Principal Freedom Variable Annuity 2	1,658	1,034
	The Principal Variable Annuity	123,547	124,088
i	The Principal Variable Annuity with Purchase Payment Credit Rider	35,068	28,274
i	Principal Investment Plus Variable Annuity	676,930	712,271
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	202,105	124,829
i	0
i	Real Estate Securities Class 1 Division:	16,657,636	25,014,663
	Premier Variable	121,629	76,119
	Principal Freedom Variable Annuity 2	70,355	112,949
	The Principal Variable Annuity	8,814,878	12,417,755
i	The Principal Variable Annuity with Purchase Payment Credit Rider	788,145	7,116,325
i	Principal Investment Plus Variable Annuity	5,627,912	4,184,882
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,234,717	1,106,633
i	0
i	SAM Balanced Portfolio Class 1 Division:	78,058,177	89,012,479
	Principal Freedom Variable Annuity 2	250,044	299,520
	The Principal Variable Annuity	13,490,253	11,773,492
i	The Principal Variable Annuity with Purchase Payment Credit Rider	2,161,235	4,263,279
i	Principal Investment Plus Variable Annuity	55,997,263	63,456,305
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,159,382	9,219,883
i	0
	SAM Conservative Balanced Portfolio Class 1 Division:	$ 33,617,608	$ 35,670,009
	Principal Freedom Variable Annuity 2	$ 306,682	$ 153,121
i	The Principal Variable Annuity	8,326,826	9,582,045
i	The Principal Variable Annuity with Purchase Payment Credit Rider	1,667,941	1,609,951
	Principal Investment Plus Variable Annuity	19,975,945	21,765,794
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,340,214	2,559,098
	0

	4. Purchases and Sales of Investments (continued)
	SAM Conservative Growth Portfolio Class 1 Division:	18,900,039	14,483,145
	Principal Freedom Variable Annuity 2	267,242	175,700
i	The Principal Variable Annuity	4,411,879	4,710,510
i	The Principal Variable Annuity with Purchase Payment Credit Rider	1,071,287	2,008,228
i	Principal Investment Plus Variable Annuity	10,873,646	6,220,251
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,275,985	1,368,456
i	0
	SAM Flexible Income Portfolio Class 1 Division:	49,086,040	44,542,773
	Principal Freedom Variable Annuity 2	672,598	60,808
p	The Principal Variable Annuity	15,342,518	14,377,898
i	The Principal Variable Annuity with Purchase Payment Credit Rider	4,263,586	3,965,137
i	Principal Investment Plus Variable Annuity	25,195,877	22,388,515
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,611,461	3,750,415
i	0
i	SAM Strategic Growth Portfolio Class 1 Division:	14,018,000	10,215,822
	Principal Freedom Variable Annuity 2	37,414	99,582
	The Principal Variable Annuity	5,664,988	4,384,496
i	The Principal Variable Annuity with Purchase Payment Credit Rider	702,366	772,721
i	Principal Investment Plus Variable Annuity	6,295,019	4,124,385
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,318,213	834,638
i	0
i	Short-Term Income Class 1 Division:	61,181,996	67,610,339
	Principal Freedom Variable Annuity	635,443	952,227
	Principal Freedom Variable Annuity 2	264,366	137,902
i	The Principal Variable Annuity	14,564,831	15,031,431
i	The Principal Variable Annuity with Purchase Payment Credit Rider	1,279,985	5,306,300
i	Principal Investment Plus Variable Annuity	40,946,444	39,668,788
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,490,927	6,513,691
i	0

	4. Purchases and Sales of Investments (continued)
	SmallCap Blend Class 1 Division:	$ 4,069,329	$ 11,127,419
	Premier Variable	9,286	73,874
	Principal Freedom Variable Annuity	147,019	453,130
i	Principal Freedom Variable Annuity 2	48,558	59,351
i	The Principal Variable Annuity	3,677,965	7,378,750
i	The Principal Variable Annuity with Purchase Payment Credit Rider	186,501	3,162,314
i	0
i	SmallCap Growth II Class 1 Division:	6,086,380	11,013,546
	Premier Variable	$ 55,346	$ 105,288
	Principal Freedom Variable Annuity	138,679	198,667
	Principal Freedom Variable Annuity 2	-	5,937
i	The Principal Variable Annuity	2,419,804	5,082,721
i	The Principal Variable Annuity with Purchase Payment Credit Rider	166,407	1,653,863
i	Principal Investment Plus Variable Annuity	2,993,881	3,587,333
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	312,263	379,737
i	0
	SmallCap Value I Class 1 Division:	10,896,519	19,111,379
	Premier Variable	34,687	124,351
	Principal Freedom Variable Annuity 2	13,586	66,101
i	The Principal Variable Annuity	3,643,895	7,905,360
i	The Principal Variable Annuity with Purchase Payment Credit Rider	337,700	4,002,360
i	Principal Investment Plus Variable Annuity	5,329,820	5,235,579
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,536,831	1,777,628
i	0
	T. Rowe Price Blue Chip Growth Portfolio II Division:	2,874,703	2,630,487
	Principal Investment Plus Variable Annuity	2,653,570	2,325,761
i	Principal Investment Plus Variable Annuity	221,133	304,726
i	0

	4. Purchases and Sales of Investments (continued)
i	T. Rowe Price Health Sciences Portfolio II Division:	5,109,755	4,421,642
i	Principal Investment Plus Variable Annuity	4,480,470	4,097,257
i	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	629,285	324,385

	Templeton Growth Securities Class 2 Division:	40,085	187,190
	Principal Freedom Variable Annuity	40,085	187,190
	0
	Van Eck Global Hard Assets Service Class Division:	9,675,740	5,517,888
	The Principal Variable Annuity	3,067,148	1,518,379
	The Principal Variable Annuity with Purchase Payment Credit Rider	313,742	162,562
	Principal Investment Plus Variable Annuity	5,344,487	3,104,306
	Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	950,363	732,641

5. Changes in Units Outstanding

Transactions in units were as follows for each of the periods ended December 31:

	2011		2010
Division:	Purchased	Redeemed	Purchased	Redeemed

AllianceBernstein Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	216,438	214,336	97,233	51,152
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	49,217	25,284	27,463	3,112

American Century VP Income & Growth Class I Division:
Principal Freedom Variable Annuity	10,095	54,396	14,447	60,875
Principal Freedom Variable Annuity 2	31	798	116	3,428
The Principal Variable Annuity	181,237	308,487	235,782	289,145
The Principal Variable Annuity With Purchase Payment Credit Rider	11,360	184,651	19,595	227,388

American Century VP Inflation Protection Class II Division:
Principal Investment Plus Variable Annuity	839,620	1,481,897	1,188,390	1,035,921
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	117,799	393,378	296,632	287,819

5. Changes in Units Outstanding (continued)
American Century VP MidCap Value Class II Division:
The Principal Variable Annuity	66,296	20,283	30,088	730
The Principal Variable Annuity With Purchase Payment Credit Rider	6,958	1,606	4,417	646
Principal Investment Plus Variable Annuity	54,847	15,142	22,555	5,681
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	15,327	6,764	7,313	32

American Century VP Ultra Class I Division:
The Principal Variable Annuity	76,626	128,115	124,820	135,179
The Principal Variable Annuity With Purchase Payment Credit Rider	6,323	55,456	11,969	104,465

American Century VP Ultra Class II Division:
Principal Investment Plus Variable Annuity	400,495	509,278	484,585	833,468
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	97,175	169,086	144,208	279,752

American Century VP Value Class II Division:
The Principal Variable Annuity	182,908	319,881	150,913	297,383
The Principal Variable Annuity With Purchase Payment Credit Rider	17,224	207,906	49,982	193,996

5. Changes in Units Outstanding (continued)
American Century VP Vista Class I Division:
Principal Investment Plus Variable Annuity	57,693	85,957	45,240	22,854
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,384	7,850	2,718	3,713

Asset Allocation Class 1 Division:
Premier Variable	6,689	14,382	19,052	42,371
The Principal Variable Annuity	89,906	292,754	107,087	330,347
The Principal Variable Annuity With Purchase Payment Credit Rider	5,135	56,553	16,058	87,111
Principal Investment Plus Variable Annuity	30,668	37,983	66,908	69,957
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10,448	19,776	21,134	29,787

Balanced Class 1 Division:
Personal Variable	24,648	16,880	32,228	160,074
Premier Variable	159,229	262,537	200,790	295,799
The Principal Variable Annuity	144,799	368,340	164,885	342,341
The Principal Variable Annuity With Purchase Payment Credit Rider	15,630	141,152	20,400	169,613

5. Changes in Units Outstanding (continued)
Bond & Mortgage Securities Class 1 Division:
Personal Variable	15,303	10,257	29,404	55,515
Premier Variable	355,931	462,525	371,399	748,833
Principal Freedom Variable Annuity	37,427	79,941	29,362	99,956
Principal Freedom Variable Annuity 2	8,321	13,934	20,139	19,443
The Principal Variable Annuity	883,399	1,307,611	953,714	1,369,109
The Principal Variable Annuity With Purchase Payment Credit Rider	98,889	652,409	157,437	763,013
Principal Investment Plus Variable Annuity	655,741	1,040,179	812,023	802,112
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	205,208	303,371	216,549	260,730

Diversified Balanced Class 2 Division:
Principal Investment Plus Variable Annuity	14,561,948	1,676,776	15,235,407	642,169
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,322,521	85,280	1,021,924	14,194
Principal Lifetime Income Solutions	99,127	92	–	–

Diversified Growth Class 2 Division:
Principal Investment Plus Variable Annuity	37,555,496	2,613,725	28,024,931	581,631
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,054,559	229,973	1,985,854	54,694
Principal Lifetime Income Solutions	9,052	–	–	–

5. Changes in Units Outstanding (continued)
Diversified International Class 1 Division:
Personal Variable	31,869	30,224	34,248	45,082
Premier Variable	165,602	545,866	287,415	521,578
Principal Freedom Variable Annuity	29,951	63,919	17,294	87,098
Principal Freedom Variable Annuity 2	12,988	19,158	21,042	24,582
The Principal Variable Annuity	661,337	1,344,330	2,341,567	1,337,057
The Principal Variable Annuity With Purchase Payment Credit Rider	63,362	548,644	572,134	612,957
Principal Investment Plus Variable Annuity	247,813	284,996	917,137	380,732
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	63,977	92,825	349,787	95,019

Dreyfus IP Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	97,619	154,131	145,981	97,109
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,487	2,090	14,472	17,198

5. Changes in Units Outstanding (continued)
Equity Income Class 1 Division:
Premier Variable	15,179	33,987	21,779	17,475
The Principal Variable Annuity	4,429,781	1,491,927	614,455	770,451
The Principal Variable Annuity With Purchase Payment Credit Rider	1,133,229	620,270	97,257	303,028
Principal Investment Plus Variable Annuity	8,291,479	1,996,595	1,041,983	1,783,705
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,553,922	702,810	218,012	494,153

Fidelity VIP Contrafund Service Class Division:
The Principal Variable Annuity	418,338	866,998	555,080	992,668
The Principal Variable Annuity With Purchase Payment Credit Rider	34,049	295,090	93,047	540,095

Fidelity VIP Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	435,894	378,499	580,732	544,356
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	77,452	86,662	111,399	123,889

5. Changes in Units Outstanding (continued)
Fidelity VIP Equity-Income Service Class 2 Division:
The Principal Variable Annuity	434,203	591,801	315,280	605,881
The Principal Variable Annuity With Purchase Payment Credit Rider	38,539	468,642	78,959	350,686
Principal Investment Plus Variable Annuity	156,189	156,700	92,916	91,241
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	38,404	24,508	23,477	22,681

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	221,379	469,277	273,190	427,805
The Principal Variable Annuity With Purchase Payment Credit Rider	10,151	168,662	25,236	230,082

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	100,141	187,979	117,815	77,531
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	27,251	45,825	11,441	42,280

Fidelity VIP Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	143,856	194,786	260,883	99,059
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	29,435	27,993	37,825	27,833

5. Changes in Units Outstanding (continued)
Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	479,201	360,669	432,598	584,369
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	148,961	112,345	129,447	204,243

Franklin Small Cap Value Securities Class 2 Division:
Principal Investment Plus Variable Annuity	155,850	59,561	34,654	7,481
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	13,993	2,016	8,614	414

Goldman Sachs VIT Mid Cap Value Service Class I Division:
Principal Investment Plus Variable Annuity	150,296	173,690	142,012	241,625
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	36,338	55,166	13,335	60,500

Goldman Sachs VIT Structured Small Cap Equity Service Class I Division:
Principal Investment Plus Variable Annuity	173,436	150,972	145,079	109,870
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	13,917	17,656	10,898	17,090

5. Changes in Units Outstanding (continued)
Government & High Quality Bond Class 1 Division:
Pension Builder Plus	–	378	47,918	6,326
Pension Builder Plus - Rollover IRA	–	47	8,721	–
Personal Variable	12,775	2,545	107,222	53,257
Premier Variable	452,101	697,426	1,873,141	487,758
Principal Freedom Variable Annuity	43,083	58,809	356,884	36,934
Principal Freedom Variable Annuity 2	7,203	9,428	41,492	14,565
The Principal Variable Annuity	1,844,454	2,984,724	11,889,262	1,482,389
The Principal Variable Annuity With Purchase Payment Credit Rider	335,145	1,283,631	2,672,571	766,593
Principal Investment Plus Variable Annuity	1,280,394	1,650,184	4,851,060	539,874
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	314,750	321,215	1,226,299	142,459

International Emerging Markets Class 1 Division:
Premier Variable	16,163	69,215	66,816	68,477
The Principal Variable Annuity	238,158	431,832	301,985	438,103
The Principal Variable Annuity With Purchase Payment Credit Rider	38,080	161,786	49,257	264,419
Principal Investment Plus Variable Annuity	263,283	204,945	240,392	224,219
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	75,603	86,660	46,455	75,413

5. Changes in Units Outstanding (continued)
Invesco Basic Value Series I Division:
Principal Investment Plus Variable Annuity	77,042	51,439	126,585	72,934
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	21,029	15,859	22,366	18,237

Invesco Capital Appreciation Series I Division:
The Principal Variable Annuity	58,886	142,524	74,077	170,119
The Principal Variable Annuity With Purchase Payment Credit Rider	1,721	26,733	6,544	32,897

Invesco Capital Development Series I Division:
The Principal Variable Annuity	252,462	53,013	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	109,284	57,544	–	–
Invesco Core Equity Series I Division:
The Principal Variable Annuity	336,678	546,052	380,262	694,067
The Principal Variable Annuity With Purchase Payment Credit Rider	10,036	190,774	29,653	346,228

Invesco Global Health Care Series I Division:
The Principal Variable Annuity	178,328	158,093	119,233	164,001
The Principal Variable Annuity With Purchase Payment Credit Rider	21,258	112,824	16,992	126,488

88

5. Changes in Units Outstanding (continued)
Invesco International Growth Series I Division:
Principal Investment Plus Variable Annuity	401,700	226,787	234,489	146,538
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	29,466	7,619	25,512	10,396

Invesco Small Cap Equity Series I Division:
The Principal Variable Annuity	127,626	84,231	77,270	73,628
The Principal Variable Annuity With Purchase Payment Credit Rider	11,245	23,739	15,905	27,101
Principal Investment Plus Variable Annuity	193,432	139,335	132,522	101,247
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	50,183	41,082	11,865	13,211

Invesco Technology Series I Division:
The Principal Variable Annuity	174,454	233,366	188,146	301,533
The Principal Variable Annuity With Purchase Payment Credit Rider	20,620	142,899	36,849	151,950

Janus Aspen Enterprise Service Shares Division:
The Principal Variable Annuity	145,105	367,467	322,509	427,451
The Principal Variable Annuity With Purchase Payment Credit Rider	18,611	106,698	22,077	234,354

5. Changes in Units Outstanding (continued)
LargeCap Blend II Class 1 Division:
The Principal Variable Annuity	592,942	964,573	436,531	979,404
The Principal Variable Annuity With Purchase Payment Credit Rider	43,332	678,307	98,443	557,173
Principal Investment Plus Variable Annuity	500,367	668,953	577,299	1,124,814
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	141,612	259,579	172,866	336,571

LargeCap Growth Class 1 Division:
Personal Variable	605,470	588,043	298,145	358,071
Premier Variable	740,102	1,083,348	314,479	733,147
The Principal Variable Annuity	115,119	475,049	176,849	540,926
The Principal Variable Annuity With Purchase Payment Credit Rider	9,783	60,574	24,722	123,441
Principal Investment Plus Variable Annuity	98,337	119,277	132,177	159,079
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	24,371	29,034	43,168	35,609

5. Changes in Units Outstanding (continued)
LargeCap Growth I Class 1 Division:
Premier Variable	42,961	43,289	36,502	257,433
Principal Freedom Variable Annuity	16,562	45,178	12,175	27,285
Principal Freedom Variable Annuity 2	1,268	1,573	328	1,619
The Principal Variable Annuity	201,907	597,839	280,919	715,433
The Principal Variable Annuity With Purchase Payment Credit Rider	12,011	145,485	27,391	249,551
Principal Investment Plus Variable Annuity	86,321	80,309	72,866	99,851
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	17,066	21,511	13,796	24,265

LargeCap S&P 500 Index Class 1 Division:
Premier Variable	65,275	94,859	104,110	645,040
Principal Freedom Variable Annuity	36,682	157,557	26,224	160,236
Principal Freedom Variable Annuity 2	23,060	27,402	33,298	43,656
The Principal Variable Annuity	685,846	1,100,354	775,768	1,218,564
The Principal Variable Annuity With Purchase Payment Credit Rider	57,905	602,312	141,014	806,779
Principal Investment Plus Variable Annuity	540,568	434,367	538,125	487,178
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	104,510	75,372	78,819	92,647

5. Changes in Units Outstanding (continued)
LargeCap Value Class 1 Division:
Bankers Flexible Annuity	–	5,556	–	2,258
Pension Builder Plus	354	23,930	–	22,117
Pension Builder Plus – Rollover IRA	–	1,791	–	3,807
Personal Variable	21,159	16,744	24,862	91,237
Premier Variable	201,711	525,634	214,993	556,119
Principal Freedom Variable Annuity	19,840	60,559	10,504	65,436
Principal Freedom Variable Annuity 2	514	4,623	3,562	6,703
The Principal Variable Annuity	164,406	569,852	252,151	575,841
The Principal Variable Annuity With Purchase Payment Credit Rider	16,131	126,415	20,546	217,934
Principal Investment Plus Variable Annuity	122,067	122,173	88,715	82,156
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	34,982	44,206	27,695	29,465

MFS VIT Utilities Service Class Division:
Principal Investment Plus Variable Annuity	302,670	209,044	96,147	42,155
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	22,082	15,230	12,801	1,264

MFS VIT Value Service Class Division:
Principal Investment Plus Variable Annuity	52,698	55,267	84,685	16,680
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	11,514	3,949	3,538	571

5. Changes in Units Outstanding (continued)
MidCap Blend Class 1 Division:
Personal Variable	19,445	12,826	21,400	61,635
Premier Variable	149,709	357,609	200,030	405,931
Principal Freedom Variable Annuity	15,488	68,365	262,147	49,093
Principal Freedom Variable Annuity 2	12,021	23,858	48,853	16,403
The Principal Variable Annuity	483,024	1,050,935	1,590,784	973,524
The Principal Variable Annuity With Purchase Payment Credit Rider	31,606	403,263	479,116	414,789
Principal Investment Plus Variable Annuity	395,707	415,951	1,129,841	335,443
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	74,414	141,929	340,366	108,483

Money Market Class 1 Division:
Pension Builder Plus	–	1,308	–	7,760
Pension Builder Plus – Rollover IRA	–	–	–	3,002
Personal Variable	743,178	696,498	328,762	376,226
Premier Variable	1,926,605	2,127,443	1,528,408	2,452,525
Principal Freedom Variable Annuity	65,763	110,836	86,846	142,484
Principal Freedom Variable Annuity 2	23,445	29,875	19,823	72,368
The Principal Variable Annuity	3,485,891	3,831,040	2,050,176	4,017,169
The Principal Variable Annuity With Purchase Payment Credit Rider	236,549	649,809	335,047	951,587
Principal Investment Plus Variable Annuity	3,339,445	3,296,123	2,706,448	3,181,863
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	776,509	881,852	749,753	881,710
Principal Lifetime Income Solutions	–	–	–	–
5. Changes in Units Outstanding (continued)
Neuberger Berman AMT Partners I Class Division:
Principal Investment Plus Variable Annuity	144,000	141,787	97,257	152,443
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	9,981	11,168	10,873	16,649

Neuberger Berman AMT Small-Cap Growth S Class Division:
Principal Investment Plus Variable Annuity	174,009	175,436	44,674	42,559
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,249	14,103	9,338	18,565

Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	130,573	103,016	82,603	93,706
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	11,454	14,529	21,587	17,140

PIMCO All Asset Administrative Class Division:
Principal Investment Plus Variable Annuity	151,046	133,755	183,015	65,430
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,012	54,911	77,176	5,840
0

5. Changes in Units Outstanding (continued)
PIMCO High Yield Administrative Class Division:
Principal Investment Plus Variable Annuity	1,255,256	757,703	615,743	127,695
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	488,699	361,482	265,806	40,274

PIMCO Total Return Administrative Class Division:
Principal Investment Plus Variable Annuity	1,429,872	709,439	1,245,783	289,782
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	297,990	186,280	210,202	107,101

Principal Capital Appreciation Class 1 Division:
Principal Freedom Variable Annuity 2	1,373	1,464	1,123	514
Principal Investment Plus Variable Annuity	365,912	190,702	270,778	97,584
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	53,631	46,744	84,221	41,030

Principal LifeTime Strategic Income Class 1 Division:
Principal Freedom Variable Annuity 2	8,148	8,801	6	21,495
The Principal Variable Annuity	116,264	62,382	126,729	35,252
The Principal Variable Annuity With Purchase Payment Credit Rider	6,464	15,955	28,017	25,532
Principal Investment Plus Variable Annuity	229,983	259,227	161,557	213,071
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	17,913	32,332	83,714	40,324

5. Changes in Units Outstanding (continued)
Principal LifeTime 2010 Class 1 Division:
Principal Freedom Variable Annuity 2	16,620	115,605	739	16,782
The Principal Variable Annuity	58,649	57,094	32,976	27,550
The Principal Variable Annuity With Purchase Payment Credit Rider	3,955	10,086	4,551	7,475
Principal Investment Plus Variable Annuity	182,467	346,234	134,333	259,670
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	23,459	45,458	55,981	40,201

Principal LifeTime 2020 Class 1 Division:
Principal Freedom Variable Annuity 2	17,577	80,827	70,905	92,793
The Principal Variable Annuity	144,704	92,759	132,678	44,727
The Principal Variable Annuity With Purchase Payment Credit Rider	14,319	40,728	7,383	16,391
Principal Investment Plus Variable Annuity	270,684	820,787	500,462	993,213
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	56,488	203,669	165,481	200,348

Principal LifeTime 2030 Class 1 Division:
Principal Freedom Variable Annuity 2	9,126	48,909	10,634	24,182
The Principal Variable Annuity	61,862	26,900	25,186	12,115
The Principal Variable Annuity With Purchase Payment Credit Rider	532	3,372	2,312	6,356
Principal Investment Plus Variable Annuity	194,209	273,292	730,983	360,466
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	53,955	142,296	86,082	79,274
5. Changes in Units Outstanding (continued)
Principal LifeTime 2040 Class 1 Division:
Principal Freedom Variable Annuity 2	55	8,764	4,398	5,971
The Principal Variable Annuity	8,702	475	7,554	2,383
The Principal Variable Annuity With Purchase Payment Credit Rider	39	878	4,269	831
Principal Investment Plus Variable Annuity	82,267	65,397	171,789	56,128
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	21,795	33,184	11,420	15,916

Principal LifeTime 2050 Class 1 Division:
Principal Freedom Variable Annuity 2	–	–	–	3,008
The Principal Variable Annuity	9,491	10,138	13,899	3,527
The Principal Variable Annuity With Purchase Payment Credit Rider	2,694	2,310	2,042	7,041
Principal Investment Plus Variable Annuity	49,350	53,368	49,453	41,805
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	14,734	9,353	19,175	23,800

5. Changes in Units Outstanding (continued)
Real Estate Securities Class 1 Division:
Premier Variable	40,476	24,889	105,096	151,615
Principal Freedom Variable Annuity 2	6,393	9,984	10,524	12,288
The Principal Variable Annuity	274,251	377,255	282,804	436,827
The Principal Variable Annuity With Purchase Payment Credit Rider	24,521	216,196	53,750	325,330
Principal Investment Plus Variable Annuity	175,157	126,178	125,990	148,720
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	38,428	33,366	30,402	39,456

SAM Balanced Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	18,585	26,967	33,933	36,300
The Principal Variable Annuity	1,206,107	1,101,665	1,090,110	1,082,778
The Principal Variable Annuity With Purchase Payment Credit Rider	193,227	398,922	375,559	602,474
Principal Investment Plus Variable Annuity	3,844,616	5,416,801	8,385,040	5,130,846
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	422,886	787,034	1,265,907	730,826

5. Changes in Units Outstanding (continued)
SAM Conservative Balanced Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	22,382	12,858	74,533	14,329
The Principal Variable Annuity	688,600	853,596	782,238	590,656
The Principal Variable Annuity With Purchase Payment Credit Rider	137,933	143,419	171,041	247,735
Principal Investment Plus Variable Annuity	1,403,878	1,845,361	2,437,221	1,910,427
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	234,745	216,967	175,902	402,354

SAM Conservative Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	24,326	16,971	6,817	14,407
The Principal Variable Annuity	432,693	480,896	408,011	340,298
The Principal Variable Annuity With Purchase Payment Credit Rider	105,066	205,020	144,957	199,239
Principal Investment Plus Variable Annuity	1,058,439	604,713	1,307,458	508,300
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	221,544	133,037	258,035	244,212

5. Changes in Units Outstanding (continued)
SAM Flexible Income Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	55,758	4,755	46,524	6,797
The Principal Variable Annuity	1,257,327	1,236,518	1,321,772	904,930
The Principal Variable Annuity With Purchase Payment Credit Rider	349,403	341,007	200,580	360,809
Principal Investment Plus Variable Annuity	1,819,202	1,837,840	2,529,261	1,401,616
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	260,756	307,866	507,695	391,346

SAM Strategic Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	2,796	9,977	15,796	14,261
The Principal Variable Annuity	608,798	460,896	387,504	254,702
The Principal Variable Annuity With Purchase Payment Credit Rider	75,481	81,228	23,049	143,683
Principal Investment Plus Variable Annuity	640,522	411,649	722,550	272,727
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	134,129	83,304	218,876	249,968

5. Changes in Units Outstanding (continued)
Short-Term Income Class 1 Division:
Principal Freedom Variable Annuity	55,988	82,306	233,900	25,228
Principal Freedom Variable Annuity 2	23,450	12,052	11,127	9,662
The Principal Variable Annuity	1,293,179	1,315,408	3,076,190	1,042,146
The Principal Variable Annuity With Purchase Payment Credit Rider	113,647	464,357	838,487	214,690
Principal Investment Plus Variable Annuity	3,617,414	3,411,391	9,923,549	2,558,945
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	308,406	560,157	2,410,086	273,337

SmallCap Blend Class 1 Division:
Premier Variable	7,145	60,613	77,523	116,753
Principal Freedom Variable Annuity	8,479	27,548	4,585	40,956
Principal Freedom Variable Annuity 2	4,883	5,861	8,491	8,288
The Principal Variable Annuity	294,452	584,940	319,261	564,184
The Principal Variable Annuity With Purchase Payment Credit Rider	14,931	250,688	51,488	264,187

5. Changes in Units Outstanding (continued)
SmallCap Growth II Class 1 Division:
Premier Variable	63,120	123,510	129,833	114,231
Principal Freedom Variable Annuity	15,377	20,267	2,482	18,741
Principal Freedom Variable Annuity 2	–	459	1,313	1,110
The Principal Variable Annuity	230,700	469,281	267,846	485,686
The Principal Variable Annuity With Purchase Payment Credit Rider	15,865	152,699	35,830	227,810
Principal Investment Plus Variable Annuity	273,383	331,000	132,596	97,392
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	28,514	35,038	20,932	41,507

SmallCap Value I Class 1 Division:
Premier Variable	19,977	79,810	100,575	99,021
Principal Freedom Variable Annuity 2	1,679	6,763	2,027	3,143
The Principal Variable Annuity	168,275	353,493	277,941	418,869
The Principal Variable Annuity With Purchase Payment Credit Rider	15,595	178,968	36,555	262,853
Principal Investment Plus Variable Annuity	268,081	217,537	170,806	363,707
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	77,300	73,860	56,522	119,347

T. Rowe Price Blue Chip Growth Portfolio II Division:
Principal Investment Plus Variable Annuity	211,486	178,443	180,258	110,137
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	17,624	23,380	23,851	15,987
5. Changes in Units Outstanding (continued)
T. Rowe Price Health Sciences Portfolio II Division:
Principal Investment Plus Variable Annuity	253,712	229,048	98,579	52,209
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	35,634	18,134	20,046	11,534

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	1,655	11,812	2,295	15,448

Van Eck Global Hard Assets Service Class Division:
The Principal Variable Annuity	181,609	94,281	86,673	9,369
The Principal Variable Annuity With Purchase Payment Credit Rider	18,577	10,094	7,045	1,053
Principal Investment Plus Variable Annuity	314,237	185,642	152,983	22,689
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	55,878	43,813	34,423	7,252

6. Financial Highlights

Principal Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

Separate Account B has presented the following disclosures for 2011, 2010, 2009, 2008, and 2007 in accordance with AICPA Audit and Accounting Guide for Investment Companies. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

	December 31			For the Year Ended December 31,
				Except as Noted

Division

AllianceBernstein VP Series Small Cap Growth Class A Division:
2011	261	$16.30 to $15.60	$4,184	–%	1.25% to 1.85%	3.16% to 2.56%
2010	234	15.80 to 15.21	3,666	–	1.25 to 1.85	35.16 to 34.36
2009	164	11.69 to 11.32	1,902	–	1.25 to 1.85	40.00 to 39.24
2008	147	8.35 to 8.13	1,217	–	1.25 to 1.85	(46.23) to (46.58)
2007	120	15.53 to 15.22	1,843	–	1.25 to 1.85	12.65 to 11.97

American Century VP Income & Growth Class I Division:
2011	1,298	10.78 to 9.74	13,458	1.53	0.85 to 1.85	2.28 to 1.25
2010	1,644	10.54 to 9.62	16,653	1.52	0.85 to 1.85	13.09 to 12.12
2009	1,954	9.32 to 8.58	17,506	4.89	0.85 to 1.85	17.09 to 15.95
2008	2,330	7.96 to 7.40	17,876	2.11	0.85 to 1.85	(35.13) to (35.82)
2007	2,869	12.27 to 11.53	34,147	1.87	0.85 to 1.85	(0.92) to (1.91)

6. Financial Highlights (continued)
	December 31			For the Year Ended December 31,
				Except as Noted

Division

American Century VP Inflation Protection Class II Division:
2011	6,219	$13.44 to $12.86	$82,771	4.11%	1.25% to 1.85%	10.44% to 9.73%
2010	7,137	12.17 to 11.72	86,144	1.68	1.25 to 1.85	3.75 to 3.17
2009	6,976	11.73 to 11.36	81,192	1.75	1.25 to 1.85	8.91 to 8.29
2008	6,325	10.77 to 10.49	67,684	4.86	1.25 to 1.85	(2.89) to (3.50)
2007	6,990	11.09 to 10.87	77,061	4.39	1.25 to 1.85	8.17 to 7.52

American Century VP Mid Cap Value Class II Division:
2011	157	11.34 to 11.23	1,776	1.30	1.25 to 1.85	(2.07) to (2.69)
2010 (11)	57	11.58 to 11.54	663	3.40	1.25 to 1.85	17.33 to 16.92

American Century VP Ultra Class I Division:
2011	426	9.49 to 8.91	3,993	–	1.25 to 1.85	(0.21) to (0.78)
2010	526	9.51 to 8.98	4,935	0.55	1.25 to 1.85	14.58 to 13.96
2009	629	8.30 to 7.88	5,126	0.29	1.25 to 1.85	32.80 to 31.99
2008	715	6.25 to 5.97	4,393	–	1.25 to 1.85	(42.18) to (42.54)
2007	907	10.81 to 10.39	9,654	–	1.25 to 1.85	19.51 to 18.79

American Century VP Ultra Class II Division:
2011	5,075	11.22 to 10.73	56,336	–	1.25 to 1.85	(0.36) to (1.01)
2010	5,256	11.26 to 10.84	58,641	0.36	1.25 to 1.85	14.31 to 13.75
2009	5,741	9.85 to 9.53	56,071	0.18	1.25 to 1.85	32.93 to 31.99
2008	6,614	7.41 to 7.22	48,692	–	1.25 to 1.85	(42.38) to (42.74)
2007	4,877	12.86 to 12.61	62,389	–	1.25 to 1.85	19.33 to 18.62

American Century VP Value Class II Division:
2011	1,634	12.99 to 12.26	20,924	1.86	1.25 to 1.85	(0.38) to (0.97)
2010	1,961	13.04 to 12.38	25,180	2.05	1.25 to 1.85	11.64 to 11.03
2009	2,252	11.68 to 11.15	25,912	5.58	1.25 to 1.85	18.22 to 17.49
2008	2,665	9.88 to 9.49	25,960	2.38	1.25 to 1.85	(27.67) to (28.16)
2007	3,286	13.66 to 13.21	44,384	1.46	1.25 to 1.85	(6.49) to (7.05)

6. Financial Highlights (continued)
American Century VP Vista Class I Division:
2011	186	$12.67 to $12.12	$2,318	–%	1.25% to 1.85%	(9.05)% to (9.62)%
2010	219	13.93 to 13.41	3,007	–	1.25 to 1.85	22.41 to 21.69
2009	197	11.38 to 11.02	2,219	–	1.25 to 1.85	20.94 to 20.17
2008	203	9.41 to 9.17	1,892	–	1.25 to 1.85	(49.27) to (49.56)
2007	163	18.55 to 18.18	2,996	–	1.25 to 1.85	38.03 to 37.20

Asset Allocation Class 1 Division:
2011	1,823	1.46 to 23.60	42,987	2.02	0.43 to 1.85	1.71 to 0.30
2010	2,101	1.43 to 23.53	49,340	2.45	0.46 to 1.85	8.64 to 7.10
2009	2,430	1.32 to 21.97	52,865	2.97	0.44 to 1.85	18.28 to 16.61
2008	2,701	1.11 to 18.84	50,513	3.02	0.51 to 1.85	(25.15) to (26.20)
2007	3,276	1.49 to 25.53	85,057	1.39	0.42 to 1.85	11.31 to 9.72

Balanced Class 1 Division:
2011	2,890	2.27 to 18.86	36,779	2.30	0.43 to 1.85	3.62 to 2.17
2010	3,334	2.19 to 18.46	42,696	2.76	0.42 to 1.85	13.15 to 11.54
2009	3,884	1.94 to 16.55	44,052	4.94	0.41 to 1.85	20.65 to 18.98
2008	4,571	1.61 to 13.91	44,975	3.67	0.41 to 1.85	(31.21) to (32.21)
2007	5,932	2.34 to 20.52	85,957	2.60	0.42 to 1.85	4.93 to 3.43

Bond & Mortgage Securities Class 1 Division:
2011	12,019	2.56 to 20.61	235,718	0.10	0.40 to 1.85	6.63 to 5.10
2010	13,628	2.40 to 19.61	253,669	5.27	0.43 to 1.85	11.19 to 9.61
2009	15,157	2.16 to 17.89	251,405	11.41	0.40 to 1.85	20.41 to 18.71
2008	16,901	1.79 to 15.07	238,616	6.18	0.44 to 1.85	(17.41) to (18.58)
2007	20,618	2.17 to 18.51	358,686	4.24	0.42 to 1.85	2.97 to 1.50

Diversified Balanced Class 2 Division:
2011	29,822	11.14 to 11.00	331,823	0.96	1.25 to 1.85	(0.71) to 1.66
2010 (10)	15,601	10.88 to 10.82	169,723	–	1.25 to 1.85	7.94 to 7.34

Diversified Growth Class 2 Division:
2011	67,150	11.14 to 11.01	747,474	0.75	1.25 to 1.85	(2.45) to 0.36
2010 (10)	29,374	11.03 to 10.97	323,912	–	1.25 to 1.85	9.10 to 8.51

Diversified International Class 1 Division:
2011	10,327	$2.39 to $19.39	$182,722	0.44%	0.44% to 1.85%	(10.58)% to (12.54)%
2010	11,979	2.67 to 22.17	237,656	2.09	0.41 to 1.85	13.25 to 11.63
2009 (4)	10,543	2.36 to 19.86	176,753	5.22	0.40 to 1.85	27.22 to 26.50
2008	11,444	1.85 to 15.70	151,539	1.79	0.41 to 1.85	(46.44) to (47.19)
2007	13,180	3.46 to 29.73	325,698	0.91	0.42 to 1.85	15.60 to 13.95

6. Financial Highlights (continued)
Dreyfus IP Technology Growth Service Shares Division:
2011	191	14.40 to 13.78	2,726	–	1.25 to 1.85	(9.21) to (9.70)
2010	243	15.86 to 15.26	3,834	–	1.25 to 1.85	28.01 to 27.27
2009	197	12.39 to 11.99	2,425	0.12	1.25 to 1.85	55.26 to 54.11
2008	90	7.98 to 7.78	710	–	1.25 to 1.85	(42.01) to (42.33)
2007	75	13.76 to 13.49	1,018	–	1.25 to 1.85	13.01 to 12.33

Equity Income Class 1 Division:
2011	30,579	1.23 to 9.30	291,224	0.55	0.54 to 1.85	5.00 to 3.45
2010	19,001	1.17 to 8.99	173,784	3.26	0.29 to 1.85	15.69 to 14.09
2009	20,376	1.01 to 7.88	162,644	5.86	0.55 to 1.85	19.23 to 17.79
2008	21,213	0.85 to 6.69	142,949	2.55	0.48 to 1.85	(34.22) to (35.17)
2007 (5)	20,275	1.29 to 10.32	209,477	0.94	0.42 to 1.85	5.73 to 3.46

Fidelity VIP Contrafund Service Class Division:
2011	3,527	14.49 to 13.56	50,818	0.85	1.25 to 1.85	(3.85) to (4.37)
2010	4,237	15.07 to 14.18	63,341	1.05	1.25 to 1.85	15.66 to 14.91
2009	5,121	13.03 to 12.34	66,028	1.28	1.25 to 1.85	33.92 to 33.26
2008	5,998	9.73 to 9.26	57,669	0.83	1.25 to 1.85	(43.30) to (43.71)
2007	7,435	17.16 to 16.45	126,342	0.83	1.25 to 1.85	16.04 to 15.34

Fidelity VIP Contrafund Service Class 2 Division:
2011	3,365	14.02 to 13.41	46,781	0.80	1.25 to 1.85	(3.97) to (4.56)
2010	3,317	14.60 to 14.05	48,069	1.05	1.25 to 1.85	15.51 to 14.79
2009	3,293	12.64 to 12.24	41,367	1.25	1.25 to 1.85	33.76 to 32.90
2008	3,058	9.45 to 9.21	28,737	0.84	1.25 to 1.85	(43.41) to (43.70)
2007	2,571	16.70 to 16.36	42,751	0.90	1.25 to 1.85	15.84 to 15.14

Fidelity VIP Equity-Income Service Class 2 Division:
2011	3,357	$11.40 to $10.76	$37,791	2.15%	1.25% to 1.85%	(0.61)% to (1.19)%
2010	3,931	11.47 to 10.89	44,413	1.59	1.25 to 1.85	13.45 to 12.85
2009	4,491	10.11 to 9.65	44,737	2.08	1.25 to 1.85	28.30 to 27.48
2008	4,936	7.88 to 7.57	38,384	2.15	1.25 to 1.85	(43.51) to (43.88)
2007	5,796	13.95 to 13.49	79,977	1.62	1.25 to 1.85	0.01 to (0.59)

6. Financial Highlights (continued)
Fidelity VIP Growth Service Class Division:
2011	1,711	8.77 to 8.21	14,924	0.24	1.25 to 1.85	(1.13) to (1.68)
2010	2,117	8.87 to 8.35	18,620	0.17	1.25 to 1.85	22.51 to 21.90
2009	2,477	7.24 to 6.85	17,734	0.33	1.25 to 1.85	26.57 to 25.69
2008	2,945	5.72 to 5.45	16,640	0.68	1.25 to 1.85	(47.91) to (48.19)
2007	3,524	10.98 to 10.52	38,299	0.62	1.25 to 1.85	25.29 to 24.53

Fidelity VIP Growth Service Class 2 Division:
2011	560	11.97 to 11.45	6,609	0.12	1.25 to 1.85	(1.24) to (1.89)
2010	666	12.12 to 11.67	7,988	0.03	1.25 to 1.85	22.30 to 21.56
2009	657	9.91 to 9.60	6,438	0.21	1.25 to 1.85	26.40 to 25.65
2008	675	7.84 to 7.64	5,242	0.61	1.25 to 1.85	(47.98) to (48.27)
2007	607	15.07 to 14.77	9,071	0.30	1.25 to 1.85	25.08 to 24.33

Fidelity VIP Mid Cap Service Class 2 Division:
2011	644	16.35 to 15.64	10,432	0.02	1.25 to 1.85	(11.95) to (12.48)
2010	693	18.57 to 17.87	12,784	0.14	1.25 to 1.85	26.93 to 26.20
2009	522	14.63 to 14.16	7,571	0.48	1.25 to 1.85	38.02 to 37.21
2008	490	10.60 to 10.32	5,161	0.24	1.25 to 1.85	(40.35) to (40.72)
2007	426	17.77 to 17.41	7,539	0.49	1.25 to 1.85	13.90 to 13.21

Fidelity VIP Overseas Service Class 2 Division:
2011	3,580	11.63 to 11.12	41,148	1.29	1.25 to 1.85	(18.27) to (18.83)
2010	3,425	14.23 to 13.70	48,259	1.28	1.25 to 1.85	11.52 to 10.84
2009	3,652	12.76 to 12.36	46,197	1.96	1.25 to 1.85	24.61 to 23.97
2008	3,679	10.24 to 9.97	37,380	2.74	1.25 to 1.85	(44.65) to (45.01)
2007	2,903	18.50 to 18.13	53,358	2.91	1.25 to 1.85	15.59 to 14.90

Franklin Small Cap Value Securities Class 2 Division:
2011	144	$12.04 to $11.89	$1,726	0.62%	1.25% to 1.85%	(4.90)% to (5.56)%
2010 (10)	35	12.66 to 12.59	447	0.42	1.25 to 1.85	23.75 to 23.07

Goldman Sachs VIT Mid Cap Value Institutional Class I Division:
2011	1,108	14.13 to 13.52	15,462	0.75	1.25 to 1.85	(7.59) to (8.09)
2010	1,150	15.29 to 14.71	17,385	0.67	1.25 to 1.85	23.51 to 22.69
2009	1,297	12.38 to 11.99	15,906	1.88	1.25 to 1.85	31.42 to 30.75
2008	1,385	9.42 to 9.17	12,939	1.07	1.25 to 1.85	(37.82) to (38.25)
2007	1,341	15.15 to 14.85	20,193	0.93	1.25 to 1.85	1.91 to 1.30

6. Financial Highlights (continued)
Goldman Sachs VIT Structured Small Cap Equity Institutional Class I Division:
2011	535	11.67 to 11.17	6,184	0.80	1.25 to 1.85	(0.60) to (1.15)
2010	516	11.74 to 11.30	6,007	0.57	1.25 to 1.85	28.59 to 27.83
2009	487	9.13 to 8.84	4,414	1.30	1.25 to 1.85	26.10 to 25.21
2008	460	7.24 to 7.06	3,310	0.71	1.25 to 1.85	(34.89) to (35.23)
2007	419	11.12 to 10.90	4,626	0.42	1.25 to 1.85	(17.53) to (18.02)

Government & High Quality Bond Class 1 Division:
2011	18,006	2.61 to 11.43	197,866	0.18	0.39 to 1.85	5.78 to 4.29
2010	20,724	2.47 to 10.96	216,707	5.00	0.44 to 1.85	5.71 to 3.98
2009	1,180	10.66 to 10.54	12,511	8.98	0.85 to 1.85	5.54 to 103.87
2008 (8)	26	10.10 to 5.17	259	–	0.85 to 1.85	1.20 to (48.20)

International Emerging Markets Class 1 Division:
2011	2,866	3.32 to 27.90	80,663	0.26	0.44 to 1.85	(17.77) to (19.01)
2010	3,189	4.03 to 34.45	108,919	1.25	0.41 to 1.85	18.76 to 17.10
2009 (4)	3,554	3.40 to 29.42	103,506	2.08	0.42 to 1.85	68.27 to 66.50
2008	3,574	2.02 to 17.67	62,435	1.14	0.43 to 1.85	(55.05) to (55.69)
2007	4,121	4.49 to 39.88	163,677	0.91	0.42 to 1.85	41.51 to 39.49

Invesco Basic Value Series I Division:
2011	477	$9.30 to $8.89	$4,395	0.88%	1.25% to 1.85%	(4.22)% to (4.82)%
2010	446	9.71 to 9.34	4,298	0.65	1.25 to 1.85	6.00 to 5.30
2009	388	9.16 to 8.87	3,530	2.35	1.25 to 1.85	46.09 to 45.41
2008	136	6.27 to 6.10	842	1.04	1.25 to 1.85	(52.32) to (52.68)
2007	113	13.15 to 12.89	1,479	0.55	1.25 to 1.85	0.28 to (0.33)

Invesco Capital Appreciation Series I Division:
2011	605	7.70 to 7.44	4,651	0.15	1.25 to 1.85	(8.98) to (9.60)
2010	714	8.46 to 8.23	6,028	0.74	1.25 to 1.85	14.02 to 13.36
2009	836	7.42 to 7.26	6,191	0.63	1.25 to 1.85	19.68 to 19.02
2008	992	6.20 to 6.10	6,141	–	1.25 to 1.85	(43.22) to (43.62)
2007	1,295	10.92 to 10.82	14,126	–	1.25 to 1.85	10.61 to 9.95

Invesco Capital Development Series I Division:
2011 (12)	251	8.19 to 8.16	2,056	–	1.25 to 1.85	(18.34) to (18.64)

6. Financial Highlights (continued)
Invesco Core Equity Series I Division:
2011	2,296	10.25 to 9.59	23,462	0.93	1.25 to 1.85	(1.25) to (1.84)
2010	2,686	10.38 to 9.77	27,717	0.95	1.25 to 1.85	8.12 to 7.48
2009	3,316	9.60 to 9.09	31,520	1.80	1.25 to 1.85	26.82 to 26.07
2008	4,018	7.57 to 7.21	30,085	1.97	1.25 to 1.85	(31.06) to (31.46)
2007	5,185	10.98 to 10.52	56,331	1.05	1.25 to 1.85	6.77 to 6.12

Invesco Global Health Care Series I Division:
2011	592	11.50 to 10.79	6,751	–	1.25 to 1.85	2.68 to 1.98
2010	663	11.20 to 10.58	7,323	–	1.25 to 1.85	3.99 to 3.42
2009	818	10.77 to 10.23	8,655	0.34	1.25 to 1.85	25.96 to 25.37
2008	1,002	8.55 to 8.16	8,405	–	1.25 to 1.85	(29.46) to (29.96)
2007	1,170	12.12 to 11.65	13,957	–	1.25 to 1.85	10.46 to 9.79

Invesco International Growth Series I Division:
2011	700	$8.35 to $8.17	$5,831	1.58%	1.25% to 1.85%	(7.73)% to (8.20)%
2010	503	9.05 to 8.90	4,542	2.48	1.25 to 1.85	11.45 to 10.70
2009	400	8.12 to 8.04	3,243	2.96	1.25 to 1.85	33.55 to 32.89
2008 (7)	18	6.08 to 6.05	112	1.65	1.25 to 1.85	(39.14) to (39.44)

Invesco Small Cap Equity Series I Division:
2011	592	14.93 to 14.28	8,774	–	1.25 to 1.85	(1.97) to (2.59)
2010	498	15.23 to 14.66	7,524	–	1.25 to 1.85	27.02 to 26.27
2009	476	11.99 to 11.61	5,662	0.20	1.25 to 1.85	19.78 to 19.08
2008	410	10.01 to 9.75	4,072	–	1.25 to 1.85	(32.18) to (32.62)
2007	413	14.76 to 14.47	6,049	0.05	1.25 to 1.85	(1.03) to 3.25

Invesco Technology Series I Division:
2011	591	6.17 to 5.79	3,591	0.17	1.25 to 1.85	(6.23) to (6.76)
2010	772	6.58 to 6.21	4,981	–	1.25 to 1.85	19.85 to 19.19
2009	1,000	5.49 to 5.21	5,388	–	1.25 to 1.85	55.52 to 54.60
2008	807	3.53 to 3.37	2,798	–	1.25 to 1.85	(45.19) to (45.56)
2007	1,034	6.44 to 6.19	6,561	–	1.25 to 1.85	6.36 to 5.72

Janus Aspen Enterprise Service Shares Division:
2011	1,085	8.87 to 8.29	9,564	–	1.25 to 1.85	(2.85) to (3.49)
2010	1,395	9.13 to 8.59	12,638	–	1.25 to 1.85	24.05 to 23.24
2009	1,712	7.36 to 6.97	12,455	–	1.25 to 1.85	42.64 to 41.67
2008	1,967	5.16 to 4.92	9,984	0.06	1.25 to 1.85	(44.58) to (44.84)
2007	2,454	9.31 to 8.92	22,519	0.07	1.25 to 1.85	20.22 to 19.50

6. Financial Highlights (continued)
LargeCap Blend II Class 1 Division:
2011	11,823	11.98 to 11.31	139,819	0.03	1.25 to 1.85	(1.40) to (1.99)
2010	13,116	12.15 to 11.54	157,179	2.47	1.25 to 1.85	11.88 to 11.18
2009	14,829	10.86 to 10.38	159,053	1.87	1.25 to 1.85	28.07 to 27.36
2008	16,533	8.48 to 8.15	138,623	1.40	1.25 to 1.85	(37.23) to (37.60)
2007	16,908	13.51 to 13.06	226,044	0.67	1.25 to 1.85	3.81 to 3.19

LargeCap Growth Class 1 Division:
2011	4,423	$1.93 to $16.36	$47,766	–%	0.44% to 1.85%	(4.63)% to (5.98)%
2010	5,184	2.02 to 17.40	59,163	0.06	0.42 to 1.85	17.88 to 16.23
2009	6,145	1.72 to 14.97	58,964	0.76	0.40 to 1.85	26.48 to 24.65
2008	6,697	1.36 to 12.01	49,772	0.52	0.41 to 1.85	(43.40) to (44.19)
2007	7,931	2.40 to 21.52	104,201	0.17	0.42 to 1.85	22.68 to 20.93

LargeCap Growth I Class 1 Division:
2011	3,256	1.22 to 30.98	97,585	–	0.44 to 1.85	(0.74) to (2.15)
2010	3,814	1.23 to 31.66	116,970	0.13	0.53 to 1.85	19.10 to 17.43
2009	4,745	1.03 to 26.96	118,873	0.05	0.49 to 1.85	52.05 to 49.86
2008	4,983	0.68 to 17.99	89,910	0.17	0.49 to 1.85	(40.85) to (41.69)
2007	6,013	1.14 to 30.85	185,017	0.53	0.42 to 1.85	8.14 to 6.52

LargeCap S&P 500 Index Class 1 Division:
2011	9,228	1.17 to 9.06	88,077	0.05	0.50 to 1.85	1.31 to (0.11)
2010	10,207	1.15 to 9.07	96,644	1.44	0.21 to 1.85	14.19 to 12.67
2009	11,964	1.01 to 8.05	96,031	4.51	0.37 to 1.85	25.78 to 23.85
2008	12,828	0.80 to 6.50	82,148	2.42	0.43 to 1.85	(37.36) to (38.21)
2007	14,712	1.28 to 10.52	154,077	1.39	0.42 to 1.85	4.70 to 3.21

LargeCap Value Class 1 Division:
2011	5,519	36.07 to 22.45	83,241	–	0.31 to 1.85	0.69 to (0.66)
2010	6,439	35.82 to 22.60	97,515	1.77	0.29 to 1.85	13.54 to 11.99
2009	7,449	31.55 to 20.18	99,153	5.02	0.35 to 1.85	15.90 to 14.14
2008	8,481	2.34 to 17.68	97,288	2.36	0.41 to 1.85	(35.44) to (36.36)
2007	10,935	3.63 to 27.78	193,783	1.66	0.42 to 1.85	(0.52) to (1.94)

MFS VIT Utilities Service Class Division:
2011	212	15.36 to 15.12	3,243	3.24	1.25 to 1.85	5.21 to 4.56
2010	111	14.60 to 14.46	1,619	2.09	1.25 to 1.85	12.05 to 11.40
2009 (9)	46	13.03 to 12.98	594	–	1.25 to 1.85	27.62 to 27.13

6. Financial Highlights (continued)
MFS VIT Value Service Class Division:
2011	114	$13.12 to $12.91	$1,498	1.29%	1.25% to 1.85%	(1.65)% to (2.27)%
2010	109	13.34 to 13.21	1,459	1.08	1.25 to 1.85	9.79 to 9.17
2009 (9)	38	12.15 to 12.10	467	–	1.25 to 1.85	18.31 to 17.82

MidCap Blend Class 1 Division:
2011	8,881	5.30 to 43.90	355,563	–	0.44 to 1.85	7.84 to 6.32
2010	10,174	4.92 to 41.29	378,975	2.61	0.44 to 1.85	23.58 to 21.84
2009	8,467	3.98 to 33.89	245,427	0.86	0.40 to 1.85	33.20 to 31.31
2008	9,635	2.99 to 25.81	211,731	0.63	0.44 to 1.85	(34.20) to (35.15)
2007	11,351	4.54 to 39.80	380,164	0.61	0.42 to 1.85	8.99 to 7.43

Money Market Class 1 Division:
2011	9,682	2.47 to 13.06	101,686	–	0.00 to 1.85	(0.99) to (1.88)
2010	10,709	1.70 to 13.31	115,064	–	0.40 to 1.85	(0.42) to (1.84)
2009	14,990	1.71 to 13.56	164,649	0.32	0.43 to 1.85	(0.20) to (1.60)
2008	20,768	1.71 to 13.78	244,388	2.44	0.40 to 1.85	2.15 to 0.73
2007	12,707	1.68 to 13.68	131,679	4.73	0.42 to 1.85	4.55 to 2.96

Neuberger Berman AMT Partners I Class Division:
2011	396	11.85 to 11.34	4,642	–	1.25 to 1.85	(12.48) to (12.97)
2010	395	13.54 to 13.03	5,296	0.62	1.25 to 1.85	14.26 to 13.50
2009	456	11.85 to 11.48	5,364	2.65	1.25 to 1.85	54.10 to 53.27
2008	479	7.69 to 7.49	3,660	0.54	1.25 to 1.85	(53.00) to (53.28)
2007	440	16.36 to 16.03	7,154	0.70	1.25 to 1.85	7.97 to 7.32

Neuberger Berman AMT Small Cap Growth S Class Division:
2011	321	9.61 to 9.20	3,046	–	1.25 to 1.85	(2.34) to (2.85)
2010	330	9.84 to 9.47	3,211	–	1.25 to 1.85	18.13 to 17.49
2009	338	8.33 to 8.06	2,780	–	1.25 to 1.85	21.25 to 20.48
2008	288	6.87 to 6.69	1,961	–	1.25 to 1.85	(40.21) to (40.59)
2007	273	11.49 to 11.26	3,111	–	1.25 to 1.85	(0.74) to (1.34)

Neuberger Berman AMT Socially Responsive I Class Division:
2011	495	$13.04 to $12.48	$6,401	0.35%	1.25% to 1.85%	(4.33)% to (4.88)%
2010	470	13.63 to 13.12	6,359	0.04	1.25 to 1.85	21.37 to 20.59
2009	477	11.23 to 10.88	5,324	2.33	1.25 to 1.85	29.83 to 29.06
2008	413	8.65 to 8.43	3,555	2.30	1.25 to 1.85	(40.22) to (40.55)
2007	325	14.47 to 14.18	4,689	0.10	1.25 to 1.85	6.27 to 5.63

6. Financial Highlights (continued)
PIMCO All Asset Administrative Class Division:
2011	201	12.92 to 12.72	2,597	6.77	1.25 to 1.85	0.70 to 0.08
2010	234	12.83 to 12.71	2,994	9.57	1.25 to 1.85	11.66 to 11.00
2009 (9)	45	11.49 to 11.45	519	15.41	1.25 to 1.85	14.21 to 13.82

PIMCO High Yield Administrative Class Division:
2011	1,338	11.54 to 11.41	15,396	6.67	1.25 to 1.85	2.03 to 1.51
2010 (10)	714	11.31 to 11.24	8,052	6.63	1.25 to 1.85	12.65 to 11.95

PIMCO Total Return Administrative Class Division:
2011	2,292	11.65 to 11.47	26,662	2.60	1.25 to 1.85	2.28 to 1.68
2010	1,460	11.39 to 11.28	16,609	2.31	1.25 to 1.85	6.75 to 6.11
2009 (9)	401	10.67 to 10.63	4,273	3.19	1.25 to 1.85	6.70 to 6.30

Principal Capital Appreciation Class 1 Division:
2011	936	9.99 to 9.58	9,164	–	0.95 to 1.85	(0.79) to (1.64)
2010	754	10.07 to 9.74	7,466	1.80	0.95 to 1.85	14.30 to 13.26
2009	537	8.81 to 8.60	4,670	1.68	0.95 to 1.85	28.61 to 27.41
2008	306	6.85 to 6.75	2,080	1.08	0.95 to 1.85	(34.01) to (34.59)
2007 (6)	139	10.38 to 10.32	1,433	0.08	0.95 to 1.85	3.48 to 2.86

Principal LifeTime Strategic Class 1 Income Division:
2011	2,070	10.87 to 11.58	24,819	3.13	0.95 to 1.85	2.45 to 1.58
2010	2,070	10.61 to 11.40	24,280	4.80	0.95 to 1.85	10.29 to 9.20
2009	2,006	9.62 to 10.44	21,415	5.09	0.95 to 1.85	17.75 to 16.78
2008	1,811	8.17 to 8.94	16,446	3.91	0.95 to 1.85	(24.63) to (25.25)
2007	1,725	10.84 to 11.97	20,783	1.19	0.95 to 1.85	1.15 to (0.06)
Principal LifeTime 2010 Class 1 Division:
2011	3,124	$10.72 to $11.74	$37,726	2.71%	0.95% to 1.85%	0.47% to (0.42)%
2010	3,413	10.67 to 11.79	41,055	4.30	0.95 to 1.85	12.79 to 11.86
2009	3,536	9.46 to 10.54	37,830	4.27	0.95 to 1.85	23.98 to 22.84
2008	3,489	7.63 to 8.58	30,145	4.31	0.95 to 1.85	(31.57) to (32.17)
2007	3,408	11.15 to 12.66	43,289	1.12	0.95 to 1.85	2.75 to 0.95

Principal LifeTime 2020 Class 1 Division:
2011	13,310	10.55 to 11.90	163,065	2.49	0.95 to 1.85	(1.95) to (2.86)
2010	14,045	10.76 to 12.25	176,256	3.85	0.95 to 1.85	13.86 to 12.90
2009	14,515	9.45 to 10.85	160,531	3.46	0.95 to 1.85	26.34 to 25.14
2008	13,611	7.48 to 8.67	119,536	4.33	0.95 to 1.85	(34.79) to (35.35)
2007	12,818	11.47 to 13.42	173,292	0.49	0.95 to 1.85	3.87 to 1.54

6. Financial Highlights (continued)
Principal LifeTime 2030 Class 1 Division:
2011	4,956	10.23 to 11.54	58,812	1.96	0.95 to 1.85	(3.12) to (3.99)
2010	5,131	10.56 to 12.02	63,026	2.32	0.95 to 1.85	14.29 to 13.29
2009	4,758	9.24 to 10.61	51,252	1.78	0.95 to 1.85	26.92 to 25.86
2008	2,269	7.28 to 8.43	18,995	4.09	0.95 to 1.85	(36.97) to (37.60)
2007	1,816	11.55 to 13.52	24,342	0.35	0.95 to 1.85	4.96 to 1.97

Principal LifeTime 2040 Class 1 Division:
2011	874	10.05 to 11.53	10,412	1.61	0.95 to 1.85	(4.10) to (5.02)
2010	869	10.48 to 12.14	10,823	2.23	0.95 to 1.85	14.79 to 13.78
2009	751	9.13 to 10.67	8,167	2.73	0.95 to 1.85	28.23 to 27.18
2008	839	7.12 to 8.39	7,122	3.94	0.95 to 1.85	(38.73) to (39.33)
2007	799	11.62 to 13.84	11,107	0.29	0.95 to 1.85	5.52 to 2.13

Principal LifeTime 2050 Class 1 Division:
2011	470	9.91 to 11.43	5,533	1.50	0.95 to 1.85	(4.89) to (5.69)
2010	469	10.42 to 12.12	5,830	2.13	0.95 to 1.85	15.14 to 14.02
2009	464	9.05 to 10.63	5,018	2.41	0.95 to 1.85	28.73 to 27.76
2008	458	7.03 to 8.32	3,856	4.05	0.95 to 1.85	(39.60) to (40.19)
2007	426	11.64 to 13.92	5,960	0.21	0.95 to 1.85	5.61 to 2.26

Real Estate Securities Class 1 Division:
2011	2,278	$3.04 to $31.19	$73,765	–%	0.66% to 1.85%	8.48% to 6.92%
2010	2,507	2.80 to 29.17	75,755	2.99	0.67 to 1.85	25.17 to 23.44
2009	3,012	2.24 to 23.63	72,274	4.21	0.37 to 1.85	28.33 to 26.50
2008	3,393	1.74 to 18.68	64,057	2.39	0.47 to 1.85	(33.14) to (34.09)
2007	4,085	2.61 to 28.34	116,915	0.83	0.42 to 1.85	(18.04) to (19.21)

SAM Balanced Portfolio Class 1 Division:
2011	64,434	10.43 to 10.00	660,873	2.77	0.95 to 1.85	0.00 to (0.89)
2010	66,480	10.43 to 10.09	684,067	3.60	0.95 to 1.85	12.51 to 11.49
2009	62,913	9.27 to 9.05	577,353	3.66	0.95 to 1.85	22.62 to 21.64
2008	30,551	7.56 to 7.44	229,327	3.52	0.95 to 1.85	(26.82) to (27.56)
2007 (6)	3,428	10.33 to 10.28	35,315	0.06	0.95 to 1.85	3.35 to 2.20

SAM Conservative Balanced Class 1 Portfolio Division:
2011	14,050	11.11 to 10.65	153,302	3.19	0.95 to 1.85	1.37 to 0.38
2010	14,635	10.96 to 10.61	158,220	4.32	0.95 to 1.85	10.71 to 9.83
2009	14,160	9.90 to 9.66	138,649	3.08	0.95 to 1.85	20.00 to 18.97
2008	7,346	8.25 to 8.12	60,144	3.11	0.95 to 1.85	(19.98) to (20.70)
2007 (6)	843	10.31 to 10.25	8,661	0.29	0.95 to 1.85	3.07 to 1.64

6. Financial Highlights (continued)
SAM Conservative Growth Class 1 Portfolio Division:
2011	6,161	9.59 to 9.20	57,954	2.01	0.95 to 1.85	(1.44) to (2.23)
2010	5,760	9.73 to 9.41	55,154	3.12	0.95 to 1.85	14.07 to 13.10
2009	4,941	8.53 to 8.32	41,606	4.97	0.95 to 1.85	24.53 to 23.44
2008	3,313	6.85 to 6.74	22,494	3.79	0.95 to 1.85	(33.75) to (34.37)
2007 (6)	670	10.34 to 10.28	6,902	0.54	0.95 to 1.85	3.30 to 2.62

SAM Flexible Income Portfolio Class 1 Division:
2011	14,070	11.66 to 11.18	160,984	3.86	0.95 to 1.85	2.46 to 1.54
2010	14,055	11.38 to 11.01	157,635	5.26	0.95 to 1.85	9.42 to 8.47
2009	12,515	10.40 to 10.15	128,680	4.54	0.95 to 1.85	18.86 to 17.75
2008	7,644	8.75 to 8.62	66,370	4.86	0.95 to 1.85	(14.55) to (15.32)
2007 (6)	149	10.24 to 10.19	1,519	0.49	0.95 to 1.85	2.43 to 1.12

SAM Strategic Growth Portfolio Class 1 Division:
2011	4,626	$9.06 to $8.68	$41,082	1.50%	0.95% to 1.85%	(2.79)% to (3.77)%
2010	4,212	9.32 to 9.02	38,641	2.50	0.95 to 1.85	15.35 to 14.32
2009	3,779	8.08 to 7.89	30,169	3.70	0.95 to 1.85	26.25 to 25.04
2008	2,572	6.40 to 6.31	16,339	3.61	0.95 to 1.85	(38.04) to (38.56)
2007 (6)	659	10.33 to 10.27	6,786	0.18	0.95 to 1.85	3.16 to 2.87

Short-Term Income Class 1 Division:
2011	14,110	11.31 to 10.96	157,122	0.15	0.85 to 1.85	0.53 to (0.54)
2010	14,544	11.25 to 11.02	161,858	2.79	0.85 to 1.85	3.31 to 2.32
2009	2,174	10.89 to 10.77	23,551	7.36	0.85 to 1.85	9.01 to 110.35
2008 (8)	28	9.99 to 5.12	261	–	0.85 to 1.85	0.30 to (48.59)

SmallCap Blend Class 1 Division:
2011	2,287	1.24 to 11.33	27,780	0.35	0.34 to 1.85	(1.89) to (3.25)
2010	2,886	1.26 to 11.71	33,079	0.50	0.20 to 1.85	23.74 to 21.98
2009	3,419	1.02 to 9.60	33,829	0.73	0.33 to 1.85	21.60 to 19.85
2008	3,928	0.84 to 8.01	32,501	0.45	0.43 to 1.85	(37.00) to (37.86)
2007	4,859	1.33 to 12.89	65,212	0.31	0.42 to 1.85	1.22 to (0.23)

SmallCap Growth II Class 1 Division:
2011	2,639	0.77 to 9.34	25,540	–	0.46 to 1.85	(4.79) to (6.13)
2010	3,144	0.81 to 9.95	31,722	–	0.23 to 1.85	26.40 to 24.69
2009	3,540	0.64 to 7.98	28,675	–	0.72 to 1.85	31.00 to 29.34
2008	3,794	0.49 to 6.17	24,055	–	0.43 to 1.85	(41.39) to (42.28)
2007	4,379	0.83 to 10.69	47,856	–	0.42 to 1.85	4.48 to 3.06

6. Financial Highlights (continued)
SmallCap Value I Class 1 Division:
	2011	3,704	1.71 to 19.88	76,201	0.04	0.51 to 1.85	(4.06) to (5.42)
	2010	4,063	1.79 to 21.02	86,698	0.84	0.36 to 1.85	25.53 to 23.72
	2009	4,686	1.42 to 16.99	80,632	2.30	0.46 to 1.85	15.68 to 14.10
	2008	4,949	1.23 to 14.89	74,626	0.98	0.41 to 1.85	(32.10) to (33.08)
	2007	5,471	1.81 to 22.25	123,310	0.36	0.42 to 1.85	(9.90) to (11.18)

T. Rowe Price Blue Chip Growth Portfolio II Division:
	2011	562	$12.62 to $12.08	$7,052	–%	1.25% to 1.85%	0.08% to (0.49)%
	2010	535	12.61 to 12.14	6,703	–	1.25 to 1.85	14.53 to 13.88
	2009	457	11.01 to 10.66	5,001	–	1.25 to 1.85	40.08 to 39.16
	2008	164	7.86 to 7.66	1,278	0.11	1.25 to 1.85	(43.37) to (43.68)
	2007	136	13.88 to 13.60	1,872	0.11	1.25 to 1.85	11.08 to 10.42

T. Rowe Price Health Sciences Portfolio II Division:
	2011	439	17.84 to 17.07	7,738	–	1.25 to 1.85	9.05 to 8.38
	2010	396	16.36 to 15.75	6,429	–	1.25 to 1.85	13.85 to 13.23
	2009	342	14.37 to 13.91	4,869	–	1.25 to 1.85	29.69 to 28.92
	2008	339	11.08 to 10.79	3,736	–	1.25 to 1.85	(30.05) to (30.48)
	2007	245	15.84 to 15.52	3,858	–	1.25 to 1.85	16.24 to 15.54

Templeton Growth Securities Class 2 Division:
	2011	69	14.05	964	1.35	0.85	(7.75)
	2010	79	15.23	1,200	1.41	0.85	6.43
	2009	92	14.31	1,315	3.15	0.85	29.97
	2008	105	11.01	1,158	1.81	0.85	(42.81)
	2007	138	19.25	2,663	1.33	0.85	1.48

Van Eck Global Hard Assets Class Division:
	2011	559	13.77 to 13.56	7,688	0.73	1.25 to 1.85	(17.74) to (18.21)
	2010	323	16.74 to 16.58	5,397	0.14	1.25 to 1.85	27.11 to 41.23
	2009 (9)	82	13.17 to 13.12	1,081	–	1.25 to 1.85	26.63 to 26.28

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)

These ratios represent the annualized contract expenses of Separate Account B, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(4)

These divisions received payment from an affiliate as compensation for foreign income tax credits.  The total returns for these divisions would have been lower without the inclusion of the Payment from Affiliate.

(5)	Commenced operations January 5, 2007.
(6)	Commenced operations May 1, 2007.
(7)	Commenced operations May 19, 2008.
(8)	Commenced operations November 24, 2008.
(9)	Commenced operations May 18, 2009.
(10)	Commenced operations January 4, 2010.
(11)	Commenced operations May 24, 2010.
(12)	Commenced operations April 29, 2011.

There are divisions that have total return outside of the ranges indicated above. The following is a list of the divisions and corresponding lowest total return and highest total return.

Division		2011 Unit Value	2011 Total Return

Asset Allocation Class 1 Division		$25.22	–%
Balanced Class 1 Division		2.19 amd 20.16	–
Bond & Mortgage Securities Class 1 Division		2.46 and 22.03	–
Diversified Balanced Class 2 Division			2.39
Diversified Growth Class 2 Division			1.00
Diversified International Class 1 Division		2.30 and 20.73	–
Equity Income Class 1 Division		9.59	–
Government & High Quality Bond Class 1 Division		2.50, 11.64, 11.75 and 11.79	–
International Emerging Markets Class 1 Division		29.83	–
LargeCap Growth Class 1 Division		1.86 and 17.49	–
LargeCap Growth I Class 1 Division		33.11	–
LargeCap S&P 500 Index Class 1 Division		9.68, 10.18 and 10.30	–
LargeCap Value Class 1 Division		2.97, 3.10, 5.90, 6.97, 9.37 and 10.21	0.75
MidCap Blend Class 1 Division		5.11 and 46.92	–
Money Market Class 1 Division		1.62, 1.70, 2.23 and 13.96	(0.89), (0.78), (0.64) and (0.42)
Principal LifeTime Strategic Income Class 1 Division		12.10	–
Principal LifeTime 2010 Class 1 Division		12.27	–
Principal LifeTime 2020 Class 1 Division		12.43	–

Division	2011 Unit Value	2011 Total Return

Principal LifeTime 2030 Class 1 Division	$12.06	–%
Principal LifeTime 2040 Class 1 Division	12.05	–
Principal LifeTime 2050 Class 1 Division	11.95	–
Real Estate Securities Class 1 Division	33.34	–
SmallCap Blend Class 1 Division	12.11 and 15.58	–
SmallCap Growth II Class 1 Division	9.38 and 9.98	–
SmallCap Value I Class 1 Division	21.25	–

Division	2010 Unit Value	2010 Total Return

American Century VP Income & Growth Class I Division	$9.55	13.15%
Asset Allocation Division	25.00	–
Balanced Division	2.12 and 19.61
Bond & Mortgage Securities Division	2.31 and 20.83	–
Diversified International Division	2.58 and 23.55	–
Equity Income Division	9.21	–
Government & High Quality Bond Division	2.37, 11.10, 11.17 and 11.19	–
International Emerging Markets Division	36.60	–
LargeCap Growth Division	1.95 and 18.49	–
LargeCap Growth I Division	33.64	–
LargeCap S&P 500 Index Division	9.63, 10.09 and 10.22	–
LargeCap Value Division	2.96, 3.08, 5.92, 6.96, 9.35 and 10.17	13.60
MidCap Blend Division	4.74 and 43.87	–
Money Market Division	1.63 and 14.14	–
Principal LifeTime Strategic Income Division	11.84	–
Principal LifeTime 2010 Division	12.24	–
Principal LifeTime 2020 Division	12.73	–
Principal LifeTime 2030 Division	12.49	–
Principal LifeTime 2040 Division	12.61	–
Principal LifeTime 2050 Division	12.59	–
Real Estate Securities Division	30.99	–
SmallCap Blend Division	12.45 and 15.95	–
SmallCap Growth II Division	10.57	–
SmallCap Value I Division	22.34	–
Van Eck VIP Global Hard Assets Class Division	–	26.37 and 41.74

104

Division	2009 Unit Value	2009 Total Return

American Century VP Income & Growth Class I Division	$8.44	–%
Asset Allocation Division	23.21	–
Balanced Division	1.88 and 17.48	–
Bond & Mortgage Securities Division	2.09 and 18.89	–

Diversified International Division	$2.28 and $20.97	–%
Equity Income Division	8.02	–
Government & High Quality Bond Division	2.25 and 19.27	–
International Emerging Markets Division	31.08	–
International Small Cap Division	21.74	–
LargeCap Growth Division	1.66 and 15.81	–
LargeCap Growth I Division	28.48	–
LargeCap S&P 500 Index Division	8.51, 8.88 and 9.00	–
LargeCap Value Division	2.61, 2.71, 5.27, 6.16, 8.27 and 8.99	–
MidCap Blend Division	3.85 and 35.80	–
MidCap Growth I Division	10.62 and 11.86	32.72, 33.42 and 33.94
MidCap Value II Division	12.17 and 18.45	–
Money Market Division	1.64 and 14.32	–
Mortgage Securities Division	–	5.15 and 5.45
Principal LifeTime Strategic Income Division	10.78	–
Principal LifeTime 2010 Division	10.88	–
Principal LifeTime 2020 Division	11.20	–
Principal LifeTime 2030 Division	10.96	–
Principal LifeTime 2040 Division	11.02	–
Principal LifeTime 2050 Division	10.97	–
Real Estate Securities Division	24.96	–
Short-Term Income Division	–	8.51 and 8.91
SmallCap Blend Division	10.14 and 12.95	–
SmallCap Growth II Division	8.43	–
SmallCap Value I Division	17.94	–

Division	2008 Unit Value	2008 Total Return

American Century VP Income & Growth Class I Division	$7.22	–%
Asset Allocation Division	19.78	–
Balanced Division	1.56 and 14.61	–
Bond & Mortgage Securities Division	1.74 and 15.82	–
Diversified International Division	1.80 and 16.48	–
Equity Income Division	6.77	–
Government & High Quality Bond Division	2.15 and 18.53	–
International Emerging Markets Division	18.55	–
International SmallCap Division	16.33	–
LargeCap Growth Division	1.32 and 12.61	–
LargeCap Growth I Division	18.88	–
LargeCap S&P 500 Index Division	6.82, 7.09 and 7.19	–
Division	2008 Unit Value	2008 Total Return

LargeCap Value Division	$2.26, $18.56 and $27.22	–%
MidCap Blend Division	2.90 and 27.10	–
MidCap Growth I Division	7.96 and 8.85	–
MidCap Value II Division	9.19 and 13.88	–
Money Market Division	1.65 and 14.47	–
Principal LifeTime Strategic Income Division	9.17	(25.31)
Principal LifeTime 2010 Division	8.81	(32.23)
Principal LifeTime 2020 Division	8.90	(35.39)
Principal LifeTime 2030 Division	8.65	(37.65)
Principal LifeTime 2040 Division	8.61	(39.38)
Principal LifeTime 2050 Division	8.54	(40.23)
Real Estate Securities Division	19.61	–
SAM Balanced Portfolio Division	–	(27.63)
SAM Conservative Balanced Portfolio Division	–	(20.78)
SAM Conservative Growth Portfolio Division	–	(34.44)
SAM Flexible Income Portfolio Division	–	(15.41)
SmallCap Blend Division	8.40 and 10.69	–
SmallCap Growth II Division	6.48	–
SmallCap Value I Division	15.63	–

Division	2007 Unit Value	2007 Total Return

AIM V.I. SmallCap Equity Series I Division	$ –	(1.43)% and 3.87%
American Century VP Income and Growth Class I Division	11.14	–
Asset Allocation Division	26.65	–
Balanced Division	2.27 and 21.41	–
Bond Division	2.11 and 19.32	–
Principal Capital Value Division	3.51, 28.99 and 42.27	–
Diversified International Division	3.36 and 31.03	–
Equity Growth Division	32.19	2.66 and 2.73
Equity Income I Division	10.38	–
Government & High Quality Bond Division	2.20 and 19.07	–
Growth Division	2.33 and 22.46	–
International Emerging Markets Division	41.62	–
International SmallCap Division	33.26	–
LargeCap Stock Index Division	10.98, 11.37 and 11.55	–
MidCap Division	4.41 and 41.53	–
MidCap Growth Division	13.69 and 15.16	–
MidCap Value Division	16.60 and 24.95	–
Money Market Division	1.62 and 14.28	–
Principal LifeTime Strategic Income Division	12.20	–
Division	2007 Unit Value	2007 Total Return

Principal LifeTime 2010 Division	$12.91	–%
Principal LifeTime 2020 Division	13.68	–
Principal LifeTime 2030 Division	13.78	–
Principal LifeTime 2040 Division	14.11	–
Principal LifeTime 2050 Division	14.20	–
Real Estate Securities Division	29.57	–
SAM Balanced Portfolio Division	10.27	–
SAM Conservative Balanced Portfolio Division	10.24	–
SAM Conservative Growth Portfolio Division	10.27	–
SAM Flexible Income Portfolio Division	10.18	–
SAM Strategic Growth Portfolio Division	–	2.54
SmallCap Division	13.45 and 17.04	–
SmallCap Growth Division	11.15	–
SmallCap Value Division	23.22	–

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Principal Life Insurance Company

            We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (“the Company”) as of December 31, 2011 and 2010, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

            We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

            As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for credit derivatives embedded in beneficial interests in securitized financial assets effective July 1, 2010; for variable interest entities effective January 1, 2010 and for other-than-temporary impairments on debt securities and for the treatment of noncontrolling interests effective January 1, 2009.

/s/ Ernst & Young LLP
Des Moines, Iowa March 14, 2012

Principal Life Insurance Company

Consolidated Statements of Financial Position

	December 31,
	2011	2010
	(in millions)
Assets
Fixed maturities, available‑for‑sale (2011 and 2010 include $214.2 million and $257.9 million related to consolidated variable interest entities)	$ 45,877.3	$ 45,184.8
Fixed maturities, trading (2011 and 2010 include $132.4 million and $131.4 million related to consolidated variable interest entities)	511.5	606.9
Equity securities, available‑for‑sale	73.5	165.9
Equity securities, trading (2011 and 2010 include $207.6 million and $158.6 million related to consolidated variable interest entities)	312.8	258.3
Mortgage loans	10,132.0	10,477.1
Real estate	1,083.9	1,052.3
Policy loans	859.2	878.3
Other investments (2011 and 2010 include $97.8 million and $128.7 million related to consolidated variable interest entities, of which $97.5 million and $128.3 million are measured at fair value under the fair value option)	1,764.5	1,407.6
Total investments	60,614.7	60,031.2
Cash and cash equivalents (2011 and 2010 include $317.7 million and $100.0 million related to consolidated variable interest entities)	2,454.9	1,546.8
Accrued investment income	604.4	655.7
Premiums due and other receivables	1,190.1	999.7
Deferred policy acquisition costs	3,034.5	3,258.8
Property and equipment	435.7	432.4
Goodwill	282.6	214.6
Other intangibles	157.0	139.7
Separate account assets	61,615.1	62,738.4
Other assets	883.3	921.8
Total assets	$ 131,272.3	$ 130,939.1
Liabilities
Contractholder funds	$ 37,089.7	$ 37,092.1
Future policy benefits and claims	16,350.6	16,068.1
Other policyholder funds	515.5	569.9
Short‑term debt	263.7	294.4
Long‑term debt	119.9	120.4
Income taxes currently payable	2.8	0.3
Deferred income taxes	391.1	267.8
Separate account liabilities	61,615.1	62,738.4
Other liabilities (2011 and 2010 include $565.2 million and $433.6 million related to consolidated variable interest entities, of which $88.4 million and $114.5 million are measured at fair value under the fair value option)	6,726.3	5,821.5
Total liabilities	123,074.7	122,972.9
Stockholder’s equity
Common stock, par value $1 per share — 5.0 million shares authorized, 2.5 million shares issued and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid‑in capital	5,718.1	6,145.0
Retained earnings	1,826.0	1,472.4
Accumulated other comprehensive income	278.0	195.4
Total stockholder’s equity attributable to Principal Life Insurance Company	7,824.6	7,815.3
Noncontrolling interest	373.0	150.9
Total stockholder’s equity	8,197.6	7,966.2
Total liabilities and stockholder’s equity	$ 131,272.3	$ 130,939.1

See accompanying notes.

Principal Life Insurance Company

Consolidated Statements of Operations

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Revenues
Premiums and other considerations	$ 2,626.5	$ 3,300.3	$ 3,511.5
Fees and other revenues	1,968.3	1,755.1	1,619.0
Net investment income	2,918.0	3,085.8	3,188.2
Net realized capital gains (losses), excluding impairment losses on available-for-sale securities	91.9	(47.4)	6.2
Total other-than-temporary impairment losses on available-for-sale securities	(138.3)	(297.1)	(712.4)
Other-than-temporary impairment losses on fixed maturities, available-for-sale reclassified to (from) other comprehensive income	(52.3)	56.1	260.9
Net impairment losses on available-for-sale securities	(190.6)	(241.0)	(451.5)
Net realized capital losses	(98.7)	(288.4)	(445.3)
Total revenues	7,414.1	7,852.8	7,873.4
Expenses
Benefits, claims and settlement expenses	3,872.4	4,840.6	5,005.9
Dividends to policyholders	210.2	219.9	242.2
Operating expenses	2,433.4	2,169.4	1,975.1
Total expenses	6,516.0	7,229.9	7,223.2
Income before income taxes	898.1	622.9	650.2
Income taxes	255.8	120.4	124.8
Net income	642.3	502.5	525.4
Net income attributable to noncontrolling interest	36.4	16.6	23.0
Net income attributable to Principal Life Insurance Company	$ 605.9	$ 485.9	$ 502.4

See accompanying notes.

Principal Life Insurance Company

Consolidated Statements of Stockholder’s Equity

	Common stock	Additional paid‑in capital	Retained earnings	Accumulated other comprehensive income (loss)	Noncontrolling interest	Total stockholder’s equity
	(in millions)
Balances at January 1, 2009	$ 2.5	$ 5,626.6	$ 1,158.5	$ (4,737.6)	$ 91.8	$ 2,141.8
Contributions from parent	—	795.9	—	—	—	795.9
Stock‑based compensation and additional related tax benefits	—	32.3	(1.5)	—	—	30.8
Dividends to parent	—	—	(645.0)	—	—	(645.0)
Distributions to noncontrolling interest	—	—	—	—	(7.1)	(7.1)
Contributions from noncontrolling interest	—	—	—	—	10.1	10.1
Purchase of subsidiary shares from noncontrolling interest	—	(45.9)	—	—	0.2	(45.7)
Effects of reclassifying noncredit component of previously recognized impairment losses on fixed maturities, available-for-sale, net	—	—	9.9	(9.9)	—	—
Comprehensive income:
Net income	—	—	502.4	—	23.0	525.4
Net unrealized gains, net	—	—	—	3,620.9	—	3,620.9
Noncredit component of impairment losses on fixed maturities, available-for-sale, net	—	—	—	(152.9)	—	(152.9)
Foreign currency translation adjustment, net of related income taxes	—	—	—	21.6	—	21.6
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	171.1	—	171.1
Comprehensive income						4,186.1
Balances at December 31, 2009	2.5	6,408.9	1,024.3	(1,086.8)	118.0	6,466.9
Return of capital to parent	—	(301.8)	—	—	—	(301.8)
Stock‑based compensation and additional related tax benefits	—	37.9	(1.7)	—	—	36.2
Distributions to noncontrolling interest	—	—	—	—	(7.8)	(7.8)
Contributions from noncontrolling interest	—	—	—	—	24.1	24.1
Effects of implementation of accounting change related to variable interest entities, net	—	—	(10.7)	10.7	—	—
Effects of electing fair value option for fixed maturities upon implementation of accounting change related to embedded credit derivatives, net	—	—	(25.4)	25.4	—	—
Comprehensive income:
Net income	—	—	485.9	—	16.6	502.5
Net unrealized gains, net	—	—	—	1,076.2	—	1,076.2
Noncredit component of impairment losses on fixed maturities, available-for-sale, net	—	—	—	(33.5)	—	(33.5)
Foreign currency translation adjustment, net of related income taxes	—	—	—	(4.6)	—	(4.6)
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	208.0	—	208.0
Comprehensive income						1,748.6
Balances at December 31, 2010	2.5	6,145.0	1,472.4	195.4	150.9	7,966.2
Return of capital to parent	—	(458.8)	—	—	—	(458.8)
Stock‑based compensation and additional related tax benefits	—	31.9	(2.3)	—	—	29.6
Dividends to parent	—	—	(250.0)	—	—	(250.0)
Distributions to noncontrolling interest	—	—	—	—	(9.8)	(9.8)
Contributions from noncontrolling interest	—	—	—	—	196.7	196.7
Purchase of subsidiary shares from noncontrolling interest	—	—	—	—	(1.1)	(1.1)
Comprehensive income:
Net income	—	—	605.9	—	36.4	642.3
Net unrealized gains, net	—	—	—	208.9	—	208.9
Noncredit component of impairment losses on fixed maturities, available-for-sale, net	—	—	—	33.4	—	33.4
Foreign currency translation adjustment, net of related income taxes	—	—	—	13.2	(0.1)	13.1
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	(172.9)	—	(172.9)
Comprehensive income						724.8
Balances at December 31, 2011	$ 2.5	$ 5,718.1	$ 1,826.0	$ 278.0	$ 373.0	$ 8,197.6

See accompanying notes.

Principal Life Insurance Company

Consolidated Statements of Cash Flows

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Operating activities
Net income	$ 642.3	$ 502.5	$ 525.4
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of deferred policy acquisition costs	541.7	201.6	93.9
Additions to deferred policy acquisition costs	(482.7)	(461.1)	(454.3)
Accrued investment income	51.3	26.0	62.3
Net cash flows for trading securities	75.8	78.8	299.9
Premiums due and other receivables	(220.0)	1.3	(124.6)
Contractholder and policyholder liabilities and dividends	796.1	1,165.9	1,422.3
Current and deferred income taxes	83.4	29.8	35.4
Net realized capital losses	98.7	288.4	445.3
Depreciation and amortization expense	93.0	139.1	98.4
Mortgage loans held for sale, acquired or originated	—	—	(3.0)
Mortgage loans held for sale, sold or repaid, net of gain	17.7	1.7	17.5
Real estate acquired through operating activities	(37.4)	—	(19.8)
Real estate sold through operating activities	138.5	116.5	5.2
Stock‑based compensation	29.6	36.2	30.0
Other	1,322.8	621.3	152.4
Net adjustments	2,508.5	2,245.5	2,060.9
Net cash provided by operating activities	3,150.8	2,748.0	2,586.3
Investing activities
Available‑for‑sale securities:
Purchases	(6,406.7)	(6,442.4)	(7,046.2)
Sales	692.3	1,491.6	3,115.5
Maturities	5,490.1	4,783.0	4,128.8
Mortgage loans acquired or originated	(1,397.7)	(1,189.8)	(514.8)
Mortgage loans sold or repaid	1,597.9	1,678.4	1,615.4
Real estate acquired	(129.9)	(53.8)	(62.2)
Net purchases of property and equipment	(50.3)	(9.8)	(17.9)
Purchases of interest in subsidiaries, net of cash acquired	—	—	(45.7)
Net change in other investments	(50.5)	(15.1)	16.6
Net cash provided by (used in) investing activities	(254.8)	242.1	1,189.5
Financing activities
Proceeds from financing element derivatives	75.9	79.3	122.0
Payments for financing element derivatives	(46.5)	(46.5)	(67.4)
Excess tax benefits from share‑based payment arrangements	1.5	0.8	0.2
Dividends to parent	(250.0)	—	(645.0)
Capital contributions from (to) parent	(506.5)	(301.8)	795.9
Principal repayments of long‑term debt	(0.5)	(0.4)	(0.4)
Net proceeds from (repayments of) short‑term borrowings	(30.7)	(17.7)	21.0
Investment contract deposits	5,868.6	4,099.9	4,220.2
Investment contract withdrawals	(7,076.7)	(7,343.3)	(8,752.7)
Net increase (decrease) in banking operation deposits	(18.5)	46.2	43.9
Other	(4.5)	(4.3)	(5.7)
Net cash used in financing activities	(1,987.9)	(3,487.8)	(4,268.0)
Net increase (decrease) in cash and cash equivalents	908.1	(497.7)	(492.2)
Cash and cash equivalents at beginning of year	1,546.8	2,044.5	2,536.7
Cash and cash equivalents at end of year	$ 2,454.9	$ 1,546.8	$ 2,044.5

Supplemental Information:
Cash paid for interest	$ 37.3	$ 10.7	$ 14.7
Cash paid for income taxes	$ 168.6	$ 88.6	$ 107.1

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2011

1. Nature of Operations and Significant Accounting Policies

Description of Business

            Principal Life Insurance Company (“Principal Life”) along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements include the accounts of Principal Life and all other entities in which we directly or indirectly have a controlling financial interest as well as those variable interest entities (“VIEs”) in which we are the primary beneficiary. Entities in which we have significant management influence over the operating and financing decisions but are not required to consolidate are reported using the equity method. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated.

We have evaluated subsequent events through March 14, 2012, which was the date our consolidated financial statements were issued.

Reclassifications have been made to prior period financial statements to conform to the December 31, 2011, presentation.

Closed Block

            We operate a closed block (“Closed Block”) for the benefit of individual participating dividend‑paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 7, Closed Block, for further details.

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance related to balance sheet offsetting. The new guidance requires disclosures about assets and liabilities that are offset or have the potential to be offset. These disclosures are intended to address differences in the asset and liability offsetting requirements under U.S. GAAP and International Financial Reporting Standards. This new guidance will be effective for us for interim and annual reporting periods beginning January 1, 2013, with retrospective application required and is not expected to have a material impact on our consolidated financial statements.

Also in December 2011, the FASB issued authoritative guidance that requires a reporting entity to follow the real estate sales guidance when the reporting entity ceases to have a controlling financial interest in a subsidiary that is in-substance real estate as a result of a default on the subsidiary’s nonrecourse debt. This guidance will be effective for us on January 1, 2013, and is not expected to have a material impact on our consolidated financial statements.

In September 2011, the FASB issued authoritative guidance that amends how goodwill is tested for impairment. The amendments provide an option to perform a qualitative assessment to determine whether it is necessary to perform the annual two-step quantitative goodwill impairment test. This guidance will be Principal Life Insurance Company

Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

effective for our 2012 goodwill impairment test and is not expected to have a material impact on our consolidated financial statements.

In June 2011, the FASB issued authoritative guidance that changes the presentation of comprehensive income in the financial statements. The new guidance eliminates the presentation options contained in current guidance and instead requires entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements that show the components of net income and other comprehensive income, including adjustments for items that are reclassified from other comprehensive income to net income. The guidance does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. This guidance will be effective for us on January 1, 2012, and is not expected to have a material impact on our consolidated financial statements. In December 2011, the FASB issued a final standard to defer the new requirement to present reclassification adjustments out of other comprehensive income to net income on the face of the financial statements. All other requirements contained in the original statement on comprehensive income are still effective.

            In May 2011, the FASB issued authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and makes other amendments but does not require additional fair value measurements. This guidance will be effective for us on January 1, 2012, and is not expected to have a material impact on our consolidated financial statements.

In April 2011, the FASB issued authoritative guidance that modifies the criteria for determining when repurchase agreements would be accounted for as secured borrowings as opposed to sales. The guidance will be effective for us on January 1, 2012, for new transfers and modifications to existing transactions. This guidance is not expected to have a material impact on our consolidated financial statements.

Also in April 2011, the FASB issued authoritative guidance which clarifies when creditors should classify a loan modification as a troubled debt restructuring (“TDR”). A TDR occurs when a creditor grants a concession to a debtor experiencing financial difficulties. Loans denoted as a TDR are considered impaired and are specifically reserved for when calculating the allowance for credit losses. This guidance also ends the indefinite deferral issued in January 2011 surrounding new disclosures on loans classified as a TDR required as part of the credit quality disclosures guidance issued in July 2010. This guidance was effective for us on July 1, 2011, and was applied retrospectively to restructurings occurring on or after January 1, 2011. This guidance did not have a material impact on our consolidated financial statements. See Note 5, Investments, for further details.

In October 2010, the FASB issued authoritative guidance that modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the successful acquisition of new or renewal insurance contracts. Capitalized costs should include incremental direct costs of contract acquisition, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. This guidance will be effective for us on January 1, 2012. We will adopt this guidance retrospectively. Our retrospective adoption will result in a reduction to the opening balance of retained earnings of approximately $595.0 million at January 1, 2012.

In July 2010, the FASB issued authoritative guidance that requires new and expanded disclosures related to the credit quality of financing receivables and the allowance for credit losses. Reporting entities are required to provide qualitative and quantitative disclosures on the allowance for credit losses, credit quality, impaired loans, modifications and nonaccrual and past due financing receivables. The disclosures are required to be presented on a disaggregated basis by portfolio segment and class of financing receivable. Disclosures required by the guidance that relate to the end of a reporting period were effective for us in our December 31, 2010, consolidated financial statements. Disclosures required by the guidance that relate to an activity that occurs during a reporting period were effective for us on January 1, 2011, and did not have a material impact on our consolidated financial statements. See Note 5, Investments, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

In April 2010, the FASB issued authoritative guidance addressing how investments held through the separate accounts of an insurance entity affect the entity’s consolidation analysis. This guidance clarifies that an insurance entity should not consider any separate account interests held for the benefit of policyholders in an investment to be the insurer’s interests and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation. This guidance was effective for us on January 1, 2011, and did not have a material impact on our consolidated financial statements.

In March 2010, the FASB issued authoritative guidance that amends and clarifies the guidance on evaluation of credit derivatives embedded in beneficial interests in securitized financial assets, including asset-backed securities (“ABS”), credit-linked notes, collateralized loan obligations and collateralized debt obligations (“CDOs”). This guidance eliminates the scope exception for bifurcation of embedded credit derivatives in interests in securitized financial assets, unless they are created solely by subordination of one financial instrument to another. We adopted this guidance effective July 1, 2010, and within the scope of this guidance reclassified fixed maturities with a fair value of $75.3 million from available-for-sale to trading. The cumulative change in accounting principle related to unrealized losses on these fixed maturities resulted in a net $25.4 million decrease to retained earnings, with a corresponding increase to accumulated other comprehensive income (“AOCI”).

In January 2010, the FASB issued authoritative guidance that requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs and valuation techniques. Specifically, reporting entities now must disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition, in the reconciliation for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. The guidance clarifies that a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities for disclosure of fair value measurement, considering the level of disaggregated information required by other applicable U.S. GAAP guidance and should also provide disclosures about the valuation techniques and inputs used to measure fair value for each class of assets and liabilities. This guidance was effective for us on January 1, 2010, except for the disclosures about purchases, sales, issuances and settlements in the reconciliation for Level 3 fair value measurements, which were effective for us on January 1, 2011. This guidance did not have a material impact on our consolidated financial statements. See Note 15, Fair Value Measurements, for further details.

In September 2009, FASB issued authoritative guidance for measuring the fair value of certain alternative investments and to offer investors a practical means for measuring the fair value of investments in certain entities that calculate net asset value per share. This guidance was effective for us on October 1, 2009, and did not have a material impact on our consolidated financial statements.

In August 2009, the FASB issued authoritative guidance to provide additional guidance on measuring the fair value of liabilities. This guidance clarifies that the quoted price for the identical liability, when traded as an asset in an active market, is also a Level 1 measurement for that liability when no adjustment to the quoted price is required. In the absence of a quoted price in an active market, an entity must use one or more of the following valuation techniques to estimate fair value: (1) a valuation technique that uses a quoted price (a) of an identical liability when traded as an asset or (b) of a similar liability when traded as an asset; or (2) another valuation technique such as (a) a present value technique or (b) a technique based on the amount an entity would pay to transfer the identical liability or would receive to enter into an identical liability. This guidance was effective for us on October 1, 2009, and did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance for the establishment of the FASB Accounting Standards CodificationTM (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. This guidance was effective for us on July 1, 2009, and did not have a material impact on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

In June 2009, the FASB issued authoritative guidance to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its ﬁnancial reports about a transfer of ﬁnancial assets; the effects of a transfer on its ﬁnancial position, ﬁnancial performance and cash ﬂows; and a transferor’s continuing involvement in transferred ﬁnancial assets. The most significant change is the elimination of the concept of a qualifying special-purpose entity (“QSPE”). Therefore, former QSPEs, as defined under previous accounting standards, should be evaluated for consolidation by reporting entities on and after the effective date in accordance with the applicable consolidation guidance. This guidance was effective for us on January 1, 2010, and did not have a material impact on our consolidated financial statements.

Also in June 2009, the FASB issued authoritative guidance related to the accounting for VIEs, which amends prior guidance and requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. In addition, this guidance requires ongoing reassessments of whether an enterprise is the primary beneficiary of a VIE. Furthermore, we are required to enhance disclosures that will provide users of financial statements with more transparent information about an enterprise’s involvement in a VIE. We adopted this guidance prospectively effective January 1, 2010. Due to the implementation of this guidance, certain previously unconsolidated VIEs were consolidated and certain previously consolidated VIEs were deconsolidated. The cumulative change in accounting principle from adopting this guidance resulted in a net $10.7 million decrease to retained earnings and a net $10.7 million increase to AOCI. In February 2010, the FASB issued an amendment to this guidance. The amendment indefinitely defers the consolidation requirements for reporting enterprises’ interests in entities that have the characteristics of investment companies and regulated money market funds. This amendment was effective January 1, 2010, and did not have a material impact to our consolidated financial statements. The required disclosures are included in our consolidated financial statements. See Note 4, Variable Interest Entities, for further details.

In April 2009, the FASB issued authoritative guidance which relates to the recognition and presentation of an other-than-temporary impairment (“OTTI”) of securities and requires additional disclosures. The recognition provisions apply only to debt securities classified as available-for-sale and held-to-maturity, while the presentation and disclosure requirements apply to both debt and equity securities. An impaired debt security will be considered other-than-temporarily impaired if a holder has the intent to sell, or it more likely than not will be required to sell prior to recovery of the amortized cost. If a holder of a debt security does not expect recovery of the entire cost basis, even if there is no intention to sell the security, it will be considered an OTTI as well. This guidance also changes how an entity recognizes an OTTI for a debt security by separating the loss between the amount representing the credit loss and the amount relating to other factors, if a holder does not have the intent to sell or it more likely than not will not be required to sell prior to recovery of the amortized cost less any current period credit loss. Credit losses

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

will be recognized in net income and losses relating to other factors will be recognized in other comprehensive income (“OCI”). If the holder has the intent to sell or it more likely than not will be required to sell before its recovery of amortized cost less any current period credit loss, the entire OTTI will continue to be recognized in net income. Furthermore, this guidance requires a cumulative effect adjustment to the opening balance of retained earnings in the period of adoption with a corresponding adjustment to accumulated OCI. We adopted this guidance effective January 1, 2009. The cumulative change in accounting principle from adopting this guidance resulted in a net $9.9 million increase to retained earnings and a corresponding decrease to accumulated OCI. The required disclosures have been included in our consolidated financial statements.

Also in April 2009, the FASB issued authoritative guidance which provides additional information on estimating fair value when the volume and level of activity for an asset or liability have significantly decreased in relation to normal market activity for the asset or liability and clarifies that the use of multiple valuation techniques may be appropriate. It also provides additional guidance on circumstances that may indicate a transaction is not orderly. Further, it requires additional disclosures about fair value measurements in annual and interim reporting periods. We adopted this guidance effective January 1, 2009, and it did not have a material impact on our consolidated financial statements. See Note 15, Fair Value Measurements, for further details.

In March 2008, the FASB issued authoritative guidance requiring (1) qualitative disclosures about objectives and strategies for using derivatives, (2) quantitative disclosures about fair value amounts of gains and losses on derivative instruments and related hedged items and (3) disclosures about credit-risk-related contingent features in derivative instruments. The disclosures are intended to provide users of financial statements with an enhanced understanding of how and why derivative instruments are used, how they are accounted for and the financial statement impacts. We adopted these changes on January 1, 2009. See Note 6, Derivative Financial Instruments, for further details.

In December 2007, the FASB issued authoritative guidance requiring that the acquiring entity in a business combination establish the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed, including any noncontrolling interests, and requires the acquirer to disclose additional information needed to more comprehensively evaluate and understand the nature and financial effect of the business combination. In addition, direct acquisition costs are to be expensed. We adopted this guidance on January 1, 2009.

            Also in December 2007, the FASB issued authoritative guidance mandating the following changes to noncontrolling interests:

(1) Noncontrolling interests are to be treated as a separate component of equity, rather than as a liability or other item outside of equity.

(2) Net income includes the total income of all consolidated subsidiaries, with separate disclosures on the face of the statement of operations of the income attributable to controlling and noncontrolling interests. Previously, net income attributable to the noncontrolling interest was reported as an operating expense in arriving at consolidated net income.

(3) This guidance revises the accounting requirements for changes in a parent’s ownership interest when the parent retains control and for changes in a parent’s ownership interest that results in deconsolidation.

We adopted this guidance on January 1, 2009.

129

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Use of Estimates in the Preparation of Financial Statements

            The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

•         the fair value of investments in the absence of quoted market values;

•         investment impairments and valuation allowances;

•         the fair value of and accounting for derivatives;

•         the deferred policy acquisition costs (“DPAC”) and other actuarial balances where the amortization is based on estimated gross profits;

•         the measurement of goodwill, indefinite lived intangible assets, finite lived intangible assets and related impairments or amortization, if any;

•         the liability for future policy benefits and claims;

•         the value of our pension and other postretirement benefit obligations and

•         accounting for income taxes and the valuation of deferred tax assets.

A description of such critical estimates is incorporated within the discussion of the related accounting policies that follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. Actual results could differ from these estimates.

Cash and Cash Equivalents

            Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Fixed maturities include bonds, ABS, redeemable preferred stock and certain nonredeemable preferred stock. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 15, Fair Value Measurements, for methodologies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments related to DPAC, sales inducements, unearned revenue reserves, policyholder liabilities, derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to hedged portions of available-for-sale securities in fair value hedging relationships and mark-to-market adjustments on certain trading securities are reflected in net realized capital gains (losses). We also have a minimal amount of assets within trading securities portfolios that support investment strategies that involve the active and frequent purchase and sale of fixed maturities. Mark-to-market adjustments related to these trading securities are reflected in net investment income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

            The cost of fixed maturities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturities and equity securities classified as available-for-sale is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are primarily reported in net income as a component of net realized capital gains (losses), with noncredit impairment losses for certain fixed maturities, available-for-sale reported in OCI. Interest income, as well as prepayment fees and the amortization of the related premium or discount, is reported in net income.  For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

            Real estate investments are reported at cost less accumulated depreciation. The initial cost basis of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost basis of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $36.6 million and $41.7 million as of December 31, 2011 and 2010, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

            Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income.  Any changes in the valuation allowances are reported in net income as net realized capital gains (losses). We measure impairment based upon the difference between carrying value and estimated value less cost to sell. Estimated value is based on either the present value of expected cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses): other-than-temporary impairments of securities and subsequent realized recoveries, mark-to-market adjustments on certain trading securities, mark-to-market adjustments on certain seed money investments, fair value hedge and cash flow hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan valuation allowance provision and impairments of real estate held for investment. Investment gains and losses on sales of certain real estate held for sale that do not meet the criteria for classification as a discontinued operation and mark-to-market adjustments on trading securities that support investment strategies that involve the active and frequent purchase and sale of fixed maturities are reported as net investment income and are excluded from net realized capital gains (losses).

            Policy loans and other investments, excluding investments in unconsolidated entities and commercial mortgage loans of consolidated VIEs for which the fair value option was elected, are primarily reported at cost.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Derivatives

            Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, interest rate collars, swaptions, futures, currency swaps, credit default swaps, options and total return swaps. Derivatives may be exchange traded or contracted in the over-the-counter market. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 15, Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.

            Accounting and Financial Statement Presentation. We designate derivatives as either:

(a)        a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);

(b)        a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or

(c)        a derivative not designated as a hedging instrument.

            Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.

            Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. Any hedge ineffectiveness is recorded immediately in net income. At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

            Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.

            We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques.

            Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

            If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. The component of OCI related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income.

            Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

            Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, term life insurance, participating traditional individual life insurance, group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.

            Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.

            Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.

            Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

            Participating business represented approximately 15%, 16% and 17% of our life insurance in force and 50%, 53% and 55% of the number of life insurance policies in force at December 31, 2011, 2010 and 2009, respectively. Participating business represented approximately 65%, 67% and 68% of life insurance premiums for the years ended December 31, 2011, 2010 and 2009, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

            Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue liabilities upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

            The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

            Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

142

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

            Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.

            Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

            Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

            Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

            Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when earned, typically when the service is performed.

Deferred Policy Acquisition Costs

            Commissions and other costs (underwriting, issuance and field expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.

            DPAC for universal life-type insurance contracts, participating life insurance policies and certain investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted in the current period when estimated gross profits are revised. For individual variable life insurance, individual variable annuities and group annuities which have separate account equity investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

market growth assumption used for the amortization of DPAC. The DPAC of nonparticipating term life insurance and individual disability policies are being amortized over the premium‑paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

            DPAC are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DPAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Deferred Policy Acquisition Costs on Internal Replacements

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DPAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DPAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

            Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our statement of financial position.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2011 and 2010, our largest exposures to a single third-party reinsurer in our individual life insurance business was $25.3 billion and $23.3 billion of life insurance in force, representing 16% and 15% of total net individual life insurance in force, respectively. The reinsurance recoverable related to this single third party reinsurer recorded in our consolidated statements of financial position was $22.6 million and $27.5 million at December 31, 2011 and 2010, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Premiums and other considerations:
Direct	$ 2,913.3	$ 3,595.5	$ 3,806.9
Assumed	30.1	11.9	5.4
Ceded	(316.9)	(307.1)	(300.8)
Net premiums and other considerations	$ 2,626.5	$ 3,300.3	$ 3,511.5
Benefits, claims and settlement expenses:
Direct	$ 4,209.8	$ 5,000.0	$ 5,227.1
Assumed	96.4	56.5	38.9
Ceded	(433.8)	(215.9)	(260.1)
Net benefits, claims and settlement expenses	$ 3,872.4	$ 4,840.6	$ 5,005.9

Separate Accounts

            The separate account assets presented in the consolidated financial statements represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

            At December 31, 2011 and 2010, the separate accounts include a separate account valued at $146.5 million and $221.7 million, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability to eligible participants of the qualified plan. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Income Taxes

            Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of our qualifying subsidiaries. In addition, we file income tax returns in all states in which we conduct business. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Goodwill and Other Intangibles

Goodwill and other intangible assets include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite‑lived intangible assets are not amortized. Rather, they are tested for impairment during the fourth quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill is tested at the reporting unit level to which it was assigned. A reporting unit is an operating segment or a business one level below that operating segment, if financial information is prepared and regularly reviewed by management at that level. Once goodwill has been assigned to a reporting unit, it is no longer associated with a particular acquisition; therefore, all of the activities within a reporting unit, whether acquired or organically grown, are available to support the goodwill value. Impairment testing for indefinite‑lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.

            Intangible assets with a finite useful life are amortized as related benefits emerge and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.

2.  Related Party Transactions

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2011, 2010 and 2009, we received $212.9 million, $210.8 million and $196.1 million, respectively, of expense reimbursements from affiliated entities.

We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $556.1 million and $547.5 million at December 31, 2011 and 2010, respectively, and earned interest of $1.4 million, $1.4 million and $1.3 million during 2011, 2010 and 2009, respectively.

We have short-term affiliated debt and long-term affiliated debt with our parent. See Note 10, Debt, for additional information.

We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $596.0 million and $178.9 million as of December 31, 2011 and 2010, respectively. In addition, we recognized premiums and other fees of $102.6 million, $35.7 million and $0.7 million for the years ended December 31, 2011, 2010 and 2009, respectively, associated with this agreement.  Furthermore, we recognized expenses of $244.8 million, $115.2 million and $2.8 million for the years ended December 31, 2011, 2010 and 2009, respectively, associated with this agreement.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

2.  Related Party Transactions — (continued)

We receive commission fees, distribution and services fees from Principal Funds for distributing proprietary products on their behalf. Furthermore, we receive management and administrative fees from Principal Funds for investments our products hold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenue was $317.6 million, $282.4 million and $172.7 million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, we pay commission expense to affiliated registered representatives to sell proprietary products. Commission expense was $72.0 million, $61.4 million and $57.8 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

3.  Goodwill and Other Intangible Assets

Goodwill

 The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement and Investor Services	Principal Global Investors	U.S. Insurance Solutions	Corporate	Consolidated
	(in millions)
Balances at January 1, 2010	$ 18.7	$ 152.5	$ 43.4	$ 43.6	$ 258.2
Impairment	—	—	—	(43.6)	(43.6)
Balances at December 31, 2010	18.7	152.5	43.4	—	214.6
Goodwill from acquisitions	—	68.0	—	—	68.0
Balances at December 31, 2011	$ 18.7	$ 220.5	$ 43.4	$ —	$ 282.6

On September 30, 2010, we announced our decision to exit the group medical insurance business. This event constituted a substantive change in circumstances that would more likely than not reduce the fair value of our group medical insurance reporting unit below its carrying amount. Accordingly, we performed an interim goodwill impairment test as of September 30, 2010. As a result of the shortened period of projected cash flows, we determined that the goodwill related to this reporting unit within our Corporate operating segment was impaired and it was written down to a value of zero. We recorded a $43.6 million pre-tax impairment loss as an operating expense in the consolidated statements of operations during the year ended December 31, 2010.

Finite Lived Intangible Assets

Finite lived intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 15 years were as follows:

	December 31,
	2011			2010
	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount
	(in millions)
Total finite lived intangible assets	$ 96.8	$ 34.3	$ 62.5	$ 74.8	$ 29.6	$ 45.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

3.  Goodwill and Other Intangible Assets — (continued)

During 2010, we recorded a $1.6 million pre-tax impairment loss as an operating expense related to finite lived intangible assets with a gross carrying amount of $5.5 million and $3.9 million of accumulated amortization at the time of impairment resulting from our decision to exit the group medical insurance business. We had no significant impairments in 2011 and 2009. The amortization expense for intangible assets with finite useful lives was $4.7 million, $4.5 million and $6.0 million for 2011, 2010 and 2009, respectively. At December 31, 2011, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2012	$ 9.7
2013	9.3
2014	9.3
2015	7.9
2016	7.9

Indefinite Lived Intangible Assets

            The net carrying amount of unamortized indefinite lived intangible assets was $94.5 million as of both December 31, 2011 and 2010. This represents our share of the purchase price from our parent’s December 31, 2006, acquisition of WM Advisors, Inc. related to investment management contracts that are not subject to amortization. We were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition, which also included $3.2 million related to goodwill and $2.2 million related to amortizable finite lived intangible assets that were subject to a three-year amortization period.

4.  Variable Interest Entities

We have relationships with and may have a variable interest in various types of special purpose entities. Following is a discussion of our interest in entities that meet the definition of a VIE. When we are the primary beneficiary, we are required to consolidate the entity in our financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. On an ongoing basis, we assess whether we are the primary beneficiary of VIEs we have relationships with.

Consolidated Variable Interest Entities

Grantor Trusts

We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term, while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificates and the residual certificates were subsequently sold to third parties. We have determined these grantor trusts are VIEs due to insufficient equity to sustain them. We determined we are the primary beneficiary as a result of our contribution of securities into the trusts and our continuing interest in the trusts.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Variable Interest Entities — (continued)

Collateralized Private Investment Vehicles

We invest in synthetic CDOs, collateralized bond obligations, collateralized loan obligations, collateralized commodity obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities (collectively known as “collateralized private investment vehicles”). The performance of the notes of these structures is primarily linked to a synthetic portfolio by derivatives; each note has a specific loss attachment and detachment point. The notes and related derivatives are collateralized by a pool of permitted investments. The investments are held by a trustee and can only be liquidated to settle obligations of the trusts. These obligations primarily include derivatives, financial guarantees and the notes due at maturity or termination of the trusts. We determined we are the primary beneficiary for certain of these entities because we act as the investment manager of the underlying portfolio and we have an ownership interest.

Commercial Mortgage-Backed Securities

We sold commercial mortgage loans to a real estate mortgage investment conduit trust. The trust issued various commercial mortgage-backed securities (“CMBS”) certificates using the cash flows of the underlying commercial mortgages it purchased. This is considered a VIE due to insufficient equity to sustain itself. We have determined we are the primary beneficiary as we retained the special servicing role for the assets within the trust as well as the ownership of the bond class that controls the unilateral kick out rights of the special servicer.

Hedge Funds

We are a general partner with an insignificant equity ownership in various hedge funds. These entities are deemed VIEs due to the equity owners not having decision-making ability. We have determined we are the primary beneficiary of these entities due to our control through our management relationship, related party ownership and our fee structure in certain of these funds.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Variable Interest Entities — (continued)

The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse are as follows:

	Grantor trusts	Collateralized private investment vehicles	CMBS	Hedge funds (2)	Total
	(in millions)
December 31, 2011
Fixed maturities, available‑for‑sale	$ 199.2	$ 15.0	$ —	$ —	$ 214.2
Fixed maturities, trading	—	132.4	—	—	132.4
Equity securities, trading	—	—	—	207.6	207.6
Other investments	—	—	97.5	0.3	97.8
Cash and cash equivalents	—	—	—	317.7	317.7
Accrued investment income	1.2	0.1	0.6	—	1.9
Premiums due and other receivables	—	—	—	39.1	39.1
Total assets	$ 200.4	$ 147.5	$ 98.1	$ 564.7	$ 1,010.7
Deferred income taxes	$ 2.2	$ —	$ —	$ —	$ 2.2
Other liabilities (1)	136.9	143.8	64.5	220.0	565.2
Total liabilities	$ 139.1	$ 143.8	$ 64.5	$ 220.0	$ 567.4
December 31, 2010
Fixed maturities, available‑for‑sale	$ 243.1	$ 14.8	$ —	$ —	$ 257.9
Fixed maturities, trading	—	131.4	—	—	131.4
Equity securities, trading	—	—	—	158.6	158.6
Other investments	—	—	128.4	0.3	128.7
Cash and cash equivalents	—	55.0	—	45.0	100.0
Accrued investment income	0.7	0.1	0.8	—	1.6
Premiums due and other receivables	—	1.6	—	13.9	15.5
Total assets	$ 243.8	$ 202.9	$ 129.2	$ 217.8	$ 793.7
Deferred income taxes	$ 2.4	$ —	$ —	$ —	$ 2.4
Other liabilities (1)	135.8	132.6	94.1	71.1	433.6
Total liabilities	$ 138.2	$ 132.6	$ 94.1	$ 71.1	$ 436.0

(1)   Grantor trusts contain an embedded derivative of a forecasted transaction to deliver the underlying securities; collateralized private investment vehicles include derivative liabilities, financial guarantees and obligation to redeem notes at maturity or termination of the trust; CMBS includes obligation to the bondholders; and hedge funds include liabilities to securities brokers.

(2)     The consolidated statements of financial position included a $343.6 million and $145.9 million noncontrolling interest for hedge funds as of December 31, 2011 and December 31, 2010, respectively.

We did not provide financial or other support to investees designated as VIEs for the years ended December 31, 2011 and 2010.

Unconsolidated Variable Interest Entities

Invested Securities

We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in these VIEs are reported in fixed maturities, available-for-sale; fixed maturities, trading and other investments in the consolidated statements of financial position and are described below.

VIEs include CMBS, residential mortgage-backed pass-through securities (“RMBS”) and ABS. All of these entities were deemed VIEs because the equity within these entities is insufficient to sustain them. We determined we are not the primary beneficiary in any of the entities within these categories of investments.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Variable Interest Entities — (continued)

This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

As previously discussed, we invest in several types of collateralized private investment vehicles, which are VIEs. These include cash and synthetic structures that we do not manage. We have determined we are not the primary beneficiary of these collateralized private investment vehicles primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

We have invested in various VIE trusts as a debt holder. All of these entities are classified as VIEs due to insufficient equity to sustain them. We have determined we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

We have invested in partnerships, some of which are classified as VIEs. The partnership returns are in the form of return of capital, interest income or income tax credits. These entities are classified as VIEs as the general partner does not have an equity investment at risk in the entity. We have determined we are not the primary beneficiary because we are not the general partner, who makes all the significant decisions for the entity.

The carrying value and maximum loss exposure for our unconsolidated VIEs were as follows:

	Asset carrying value	Maximum exposure to loss (1)
	(in millions)
December 31, 2011
Fixed maturities, available-for-sale:
Corporate	$ 544.0	$ 392.6
Residential mortgage-backed pass-through securities	3,315.7	3,130.8
Commercial mortgage-backed securities	3,413.7	3,894.3
Collateralized debt obligations	338.8	399.7
Other debt obligations	3,570.2	3,606.9
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	105.6	105.6
Commercial mortgage-backed securities	3.6	3.6
Collateralized debt obligations	51.4	51.4
Other debt obligations	49.7	49.7
Other investments:
Other limited partnership interests	76.3	76.3

December 31, 2010
Fixed maturities, available-for-sale:
Corporate	$ 429.0	$ 367.7
Residential mortgage-backed pass-through securities	3,164.0	3,047.9
Commercial mortgage-backed securities	3,842.2	4,424.9
Collateralized debt obligations	293.0	380.5
Other debt obligations	3,114.1	3,184.9
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	130.3	130.3
Commercial mortgage-backed securities	5.1	5.1
Collateralized debt obligations	87.2	87.2
Other debt obligations	88.9	88.9
Other investments:
Other limited partnership interests	19.0	19.0

(1)   Our risk of loss is limited to our initial investment measured at amortized cost for fixed maturities, available-for-sale and other investments. Our risk of loss is limited to our initial investment measured at fair value for our fixed maturities, trading.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Variable Interest Entities — (continued)

Sponsored Investment Funds

We provide asset management and other services to certain investment structures that are considered VIEs as we generally earn management fees and in some instances performance-based fees. We are not the primary beneficiary of these entities as we do not have the obligation to absorb losses of the entities that could be potentially significant to the VIE or the right to receive benefits from these entities that could be potentially significant.

5.  Investments

Fixed Maturities and Equity Securities

            The amortized cost, gross unrealized gains and losses, other-than-temporary impairments in AOCI and fair value of fixed maturities and equity securities available-for-sale are summarized as follows:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Other-than-temporary impairments in AOCI (1)	Fair value
	(in millions)
December 31, 2011
Fixed maturities, available‑for‑sale:
U.S. government and agencies	$ 722.3	$ 30.8	$ —	$ —	$ 753.1
Non‑U.S. governments	580.7	96.3	0.8	—	676.2
States and political subdivisions	2,670.0	218.2	5.5	—	2,882.7
Corporate	29,437.2	2,155.6	648.9	17.0	30,926.9
Residential mortgage-backed pass-through securities	3,130.8	185.6	0.7	—	3,315.7
Commercial mortgage-backed securities	3,894.3	117.0	429.4	168.2	3,413.7
Collateralized debt obligations	399.7	1.9	55.8	7.0	338.8
Other debt obligations	3,606.9	100.3	47.0	90.0	3,570.2
Total fixed maturities, available‑for‑sale	$ 44,441.9	$ 2,905.7	$ 1,188.1	$ 282.2	$ 45,877.3
Total equity securities, available‑for‑sale	$ 72.8	$ 7.2	$ 6.5		$ 73.5
December 31, 2010
Fixed maturities, available‑for‑sale:
U.S. government and agencies	$ 529.1	$ 20.7	$ 0.1	$ —	$ 549.7
Non‑U.S. governments	389.3	34.9	—	—	424.2
States and political subdivisions	2,615.0	64.7	23.3	—	2,656.4
Corporate	29,917.7	1,725.1	483.6	18.0	31,141.2
Residential mortgage-backed pass-through securities	3,047.9	122.0	5.9	—	3,164.0
Commercial mortgage-backed securities	4,424.9	118.0	506.1	194.6	3,842.2
Collateralized debt obligations	380.5	1.7	51.8	37.4	293.0
Other debt obligations	3,184.9	53.7	40.0	84.5	3,114.1
Total fixed maturities, available‑for‑sale	$ 44,489.3	$ 2,140.8	$ 1,110.8	$ 334.5	$ 45,184.8
Total equity securities, available‑for‑sale	$ 177.3	$ 6.8	$ 18.2		$ 165.9

(1) Excludes $28.9 million and $58.6 million as of December 31, 2011 and 2010, respectively, of net unrealized gains on impaired fixed maturities, available-for-sale related to changes in fair value subsequent to the impairment date.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

            The amortized cost and fair value of fixed maturities available-for-sale at December 31, 2011, by expected maturity, were as follows:

	Amortized cost	Fair value
	(in millions)
Due in one year or less	$ 2,960.2	$ 2,998.6
Due after one year through five years	12,961.8	13,390.0
Due after five years through ten years	8,903.5	9,578.6
Due after ten years	8,584.7	9,271.7
Subtotal	33,410.2	35,238.9
Mortgage‑backed and other asset‑backed securities	11,031.7	10,638.4
Total	$ 44,441.9	$ 45,877.3

            Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Net Investment Income

            Major categories of net investment income are summarized as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Fixed maturities, available‑for‑sale	$ 2,342.1	$ 2,500.1	$ 2,587.0
Fixed maturities, trading	19.4	21.1	29.8
Equity securities, available‑for‑sale	10.4	11.4	16.8
Equity securities, trading	1.3	0.7	0.3
Mortgage loans	593.8	630.2	675.3
Real estate	73.4	57.1	35.8
Policy loans	51.7	54.9	57.0
Cash and cash equivalents	5.6	4.8	9.1
Derivatives	(156.7)	(153.2)	(128.3)
Other	57.9	47.1	15.9
Total	2,998.9	3,174.2	3,298.7
Investment expenses	(80.9)	(88.4)	(110.5)
Net investment income	$ 2,918.0	$ 3,085.8	$ 3,188.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

Net Realized Capital Gains and Losses

            The major components of net realized capital gains (losses) on investments are summarized as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Fixed maturities, available‑for‑sale:
Gross gains	$ 23.0	$ 56.9	$ 109.0
Gross losses	(147.5)	(339.5)	(701.9)
Other-than-temporary impairment losses reclassified to (from) OCI	(52.3)	56.1	260.9
Hedging, net	130.5	142.2	(229.1)
Fixed maturities, trading	(9.5)	7.4	50.8
Equity securities, available‑for‑sale:
Gross gains	2.3	8.8	26.3
Gross losses	(6.4)	(3.2)	(46.2)
Equity securities, trading	19.8	24.2	37.3
Mortgage loans	(42.8)	(150.7)	(153.1)
Derivatives	(159.5)	(142.0)	230.1
Other	143.7	51.4	(29.4)
Net realized capital losses	$ (98.7)	$ (288.4)	$ (445.3)

            Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were $0.6 billion, $1.4 billion and $3.0 billion in 2011, 2010 and 2009, respectively.

Other-Than-Temporary Impairments

We have a process in place to identify fixed maturity and equity securities that could potentially have a credit or interest-related impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Each reporting period, all securities are reviewed to determine whether an other-than-temporary decline in value exists and whether losses should be recognized. We consider relevant facts and circumstances in evaluating whether a credit or interest-related impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the extent and length of time the fair value has been below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (4) for structured securities, the adequacy of the expected cash flows; (5) for fixed maturities, our intent to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity and (6) for equity securities, our ability and intent to hold the security for a period of time that allows for the recovery in value. To the extent we determine that a security is deemed to be other than temporarily impaired, an impairment loss is recognized.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

Impairment losses on equity securities are recognized in net income and are measured as the difference between amortized cost and fair value. The way in which impairment losses on fixed maturities are recognized in the financial statements is dependent on the facts and circumstances related to the specific security. If we intend to sell a security or it is more likely than not that we would be required to sell a security before the recovery of its amortized cost, we recognize an other-than-temporary impairment in net income for the difference between amortized cost and fair value. If we do not expect to recover the amortized cost basis, we do not plan to sell the security and if it is not more likely than not that we would be required to sell a security before the recovery of its amortized cost, the recognition of the other-than-temporary impairment is bifurcated. We recognize the credit loss portion in net income and the noncredit loss portion in OCI (“bifurcated OTTI”).

Total other-than-temporary impairment losses, net of recoveries from the sale of previously impaired securities, were as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Fixed maturities, available‑for‑sale	$ (134.5)	$ (300.8)	$ (692.2)
Equity securities, available‑for‑sale	(3.8)	3.7	(20.2)
Total other-than-temporary impairment losses, net of recoveries from the sale of previously impaired securities	(138.3)	(297.1)	(712.4)
Other-than-temporary impairment losses on fixed maturities, available-for-sale reclassified to (from) OCI (1)	(52.3)	56.1	260.9
Net impairment losses on available-for-sale securities	$ (190.6)	$ (241.0)	$ (451.5)

(1)     Represents the net impact of (1) gains resulting from reclassification of noncredit impairment losses for fixed maturities with bifurcated OTTI from net realized capital gains (losses) to OCI and (2) losses resulting from reclassification of previously recognized noncredit impairment losses from OCI to net realized capital gains (losses) for fixed maturities with bifurcated OTTI that had additional credit losses or fixed maturities that previously had bifurcated OTTI that have now been sold or are intended to be sold.

We estimate the amount of the credit loss component of a fixed maturity security impairment as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The ABS cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

The following table provides a rollforward of accumulated credit losses for fixed maturities with bifurcated credit losses. The purpose of the table is to provide detail of (1) additions to the bifurcated credit loss amounts recognized in net realized capital gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount.

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Beginning balance	$ (325.7)	$ (204.7)	$ (18.5)
Credit losses for which an other-than-temporary impairment was not previously recognized	(31.0)	(112.4)	(168.5)
Credit losses for which an other-than-temporary impairment was previously recognized	(135.6)	(109.7)	(52.7)
Reduction for credit losses previously recognized on fixed maturities now sold or intended to be sold	68.2	53.2	33.4
Reduction for credit losses previously recognized on fixed maturities reclassified to trading (1)	—	44.4	—
Net reduction (increase) for positive changes in cash flows expected to be collected and amortization (2)	(3.9)	3.5	1.6
Ending balance	$ (428.0)	$ (325.7)	$ (204.7)

(1)     Fixed maturities previously classified as available-for-sale have been reclassified to trading as a result of electing the fair value option upon adoption of accounting guidance related to the evaluation of credit derivatives embedded in beneficial interests in securitized financial assets.

(2)     Amounts are recognized in net investment income.

Gross Unrealized Losses for Fixed Maturities and Equity Securities

            For fixed maturities and equity securities available-for-sale with unrealized losses, including other-than-temporary impairment losses reported in OCI, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

	December 31, 2011
	Less than twelve months		Greater than or equal to twelve months		Total
	Carrying value	Gross unrealized losses	Carrying value	Gross unrealized losses	Carrying value	Gross unrealized losses
	(in millions)
Fixed maturities, available‑for‑sale:
Non‑U.S. governments	$ 39.9	$ 0.8	$ —	$ —	$ 39.9	$ 0.8
States and political subdivisions	5.7	0.1	51.7	5.4	57.4	5.5
Corporate	3,026.5	124.5	2,340.3	541.4	5,366.8	665.9
Residential mortgage-backed pass-through securities	77.8	0.5	3.7	0.2	81.5	0.7
Commercial mortgage-backed securities	608.4	57.3	858.9	540.3	1,467.3	597.6
Collateralized debt obligations	107.2	2.5	204.4	60.3	311.6	62.8
Other debt obligations	708.1	13.0	508.1	124.0	1,216.2	137.0
Total fixed maturities, available‑for‑sale	$ 4,573.6	$ 198.7	$ 3,967.1	$ 1,271.6	$ 8,540.7	$ 1,470.3
Total equity securities, available‑for‑sale	$ 14.3	$ 3.2	$ 15.6	$ 3.3	$ 29.9	$ 6.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

            Our consolidated portfolio consists of fixed maturities where 76% were investment grade (rated AAA through BBB-) with an average price of 85 (carrying value/amortized cost) at December 31, 2011.  Gross unrealized losses in our fixed maturities portfolio increased slightly during the year ended December 31, 2011, due to a widening of credit spreads primarily in the corporate and commercial mortgage-backed securities sectors.

            For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 477 securities with a carrying value of $4,573.6 million and unrealized losses of $198.7 million reflecting an average price of 96 at December 31, 2011. Of this portfolio, 86% was investment grade (rated AAA through BBB-) at December 31, 2011, with associated unrealized losses of $128.5 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 628 securities with a carrying value of $3,967.1 million and unrealized losses of $1,271.6 million. The average rating of this portfolio was BBB with an average price of 76 at December 31, 2011. Of the $1,271.6 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $540.3 million in unrealized losses with an average price of 61 and an average credit rating of BBB-. The remaining unrealized losses consist primarily of $541.4 million within the corporate sector at December 31, 2011. The average price of the corporate sector was 81 and the average credit rating was BBB. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2011.

	December 31, 2010
	Less than twelve months		Greater than or equal to twelve months		Total
	Carrying value	Gross unrealized losses	Carrying value	Gross unrealized losses	Carrying value	Gross unrealized losses
	(in millions)
Fixed maturities, available‑for‑sale:
U.S. government and agencies	$ 14.9	$ 0.1	$ —	$ —	$ 14.9	$ 0.1
States and political subdivisions	771.0	18.4	44.2	4.9	815.2	23.3
Corporate	2,189.5	57.5	3,759.9	444.1	5,949.4	501.6
Residential mortgage-backed securities	384.9	5.9	—	—	384.9	5.9
Commercial mortgage-backed securities	340.1	4.9	1,186.4	695.8	1,526.5	700.7
Collateralized debt obligations	10.4	0.5	233.0	88.7	243.4	89.2
Other debt obligations	401.5	8.4	578.4	116.1	979.9	124.5
Total fixed maturities, available‑for‑sale	$ 4,112.3	$ 95.7	$ 5,801.9	$ 1,349.6	$ 9,914.2	$ 1,445.3
Total equity securities, available‑for‑sale	$ 47.3	$ 7.2	$ 77.0	$ 11.0	$ 124.3	$ 18.2

            Our consolidated portfolio consists of fixed maturities where 77% were investment grade (rated AAA through BBB-) with an average price of 87 (carrying value/amortized cost) at December 31, 2010. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2010, due to a decline in interest rates and a tightening of credit spreads primarily in the corporate and commercial mortgage-backed securities sectors.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

            For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 534 securities with a carrying value of $4,112.3 million and unrealized losses of $95.7 million reflecting an average price of 98 at December 31, 2010. Of this portfolio, 94% was investment grade (rated AAA through BBB-) at December 31, 2010, with associated unrealized losses of $88.7 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 773 securities with a carrying value of $5,801.9 million and unrealized losses of $1,349.6 million. The average rating of this portfolio was BBB with an average price of 81 at December 31, 2010. Of the $1,349.6 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $695.8 million in unrealized losses with an average price of 63 and an average credit rating of BBB. The remaining unrealized losses consist primarily of $444.1 million within the corporate sector at December 31, 2010. The average price of the corporate sector was 89 and the average credit rating was BBB. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2010.

Net Unrealized Gains and Losses on Available-for-Sale Securities and Derivative Instruments

            The net unrealized gains and losses on investments in fixed maturities available-for-sale, equity securities available-for-sale and derivative instruments are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments net of adjustments related to DPAC, sales inducements, unearned revenue reserves, changes in policyholder liabilities and applicable income taxes was as follows:

	December 31,
	2011	2010
	(in millions)
Net unrealized gains on fixed maturities, available‑for‑sale (1)	$ 1,717.6	$ 957.2
Noncredit component of impairment losses on fixed maturities, available-for-sale	(282.2)	(334.5)
Net unrealized gains (losses) on equity securities, available‑for‑sale	0.7	(11.4)
Adjustments for assumed changes in amortization patterns	(454.2)	(273.8)
Adjustments for assumed changes in policyholder liabilities	(278.0)	—
Net unrealized gains on derivative instruments	176.8	122.4
Net unrealized gains on equity method subsidiaries and noncontrolling interest adjustments	88.5	74.9
Provision for deferred income taxes	(342.3)	(186.3)
Effects of implementation of accounting change related to variable interest entities, net	—	10.7
Effects of electing fair value option for fixed maturities upon implementation of accounting changes related to embedded credit derivatives, net	—	25.4
Net unrealized gains on available‑for‑sale securities and derivative instruments	$ 626.9	$ 384.6

(1)   Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

Mortgage Loans

            Mortgage loans consist of commercial and residential mortgage loans. We evaluate risks inherent in our commercial mortgage loans in two classes: (1) brick and mortar property loans, where we analyze the property's rent payments as support for the loan, and (2) credit tenant loans (“CTL”), where we rely on the credit analysis of the tenant for the repayment of the loan. We evaluate risks inherent in our residential mortgage loan portfolio in two classes: (1) home equity mortgages and (2) first lien mortgages. The carrying amount of our mortgage loan portfolio was as follows:

	December 31,
	2011	2010
	(in millions)

Commercial mortgage loans	$ 9,450.8	$ 9,680.2
Residential mortgage loans	782.0	915.2
Total amortized cost	10,232.8	10,595.4

Valuation allowance	(100.8)	(118.3)
Total carrying value	$ 10,132.0	$ 10,477.1

We periodically purchase mortgage loans as well as sell mortgage loans we have originated. We sold $34.1 million of commercial mortgage loans during the year ended December 31, 2010. We did not purchase or sell mortgage loans during the year ended December 31, 2011.

Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on fully or near fully leased properties. Commercial mortgage loans represent a primary area of credit risk exposure.

Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31, 2011		December 31, 2010
	Amortized cost	Percent of total	Amortized cost	Percent of total
	($ in millions)
Geographic distribution
New England	$ 454.0	4.8%	$ 430.3	4.4%
Middle Atlantic	1,744.4	18.5	1,648.4	17.0
East North Central	774.8	8.2	841.1	8.7
West North Central	407.8	4.3	466.7	4.8
South Atlantic	2,099.8	22.2	2,358.1	24.4
East South Central	231.8	2.4	231.5	2.4
West South Central	648.6	6.9	548.6	5.7
Mountain	643.2	6.8	691.0	7.1
Pacific	2,446.4	25.9	2,464.5	25.5
Total	$ 9,450.8	100.0%	$ 9,680.2	100.0%
Property type distribution
Office	$ 2,753.8	29.1%	$ 2,886.2	29.8%
Retail	2,580.2	27.3	2,503.0	25.9
Industrial	2,070.7	21.9	2,334.5	24.1
Apartments	1,242.9	13.2	1,138.1	11.8
Hotel	467.7	4.9	471.8	4.9
Mixed use/other	335.5	3.6	346.6	3.5
Total	$ 9,450.8	100.0%	$ 9,680.2	100.0%

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

Our residential mortgage loan portfolio is composed of home equity mortgages with an amortized cost of $611.0 million and $719.3 million and first lien mortgages with an amortized cost of $171.0 million and $195.9 million as of December 31, 2011 and 2010, respectively. Our residential home equity mortgages are generally second lien mortgages comprised of closed-end loans and lines of credit.

Mortgage Loan Credit Monitoring

Commercial Credit Risk Profile Based on Internal Rating

We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The model stresses expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis presents expected losses in terms of an S&P bond equivalent rating. As the credit risk for commercial mortgage loans increases, we adjust our internal ratings downwards with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention than other loans in our portfolio are identified and placed on an internal “watch list”. Among the criteria that would indicate a potential problem are imbalances in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Our commercial mortgage loan portfolio by credit risk, as determined by our internal rating system expressed in terms of an S&P bond equivalent rating, was as follows:

	December 31, 2011
	Brick and mortar	CTL	Total
	(in millions)
A- and above	$ 5,680.0	$ 308.6	$ 5,988.6
BBB+ thru BBB-	2,105.7	238.8	2,344.5
BB+ thru BB-	403.7	16.4	420.1
B+ and below	691.8	5.8	697.6
Total	$ 8,881.2	$ 569.6	$ 9,450.8

	December 31, 2010
	Brick and mortar	CTL	Total
	(in millions)
A- and above	$ 4,780.1	$ 324.7	$ 5,104.8
BBB+ thru BBB-	2,629.5	249.5	2,879.0
BB+ thru BB-	726.1	38.5	764.6
B+ and below	927.9	3.9	931.8
Total	$ 9,063.6	$ 616.6	$ 9,680.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

Residential Credit Risk Profile Based on Performance Status

Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of impairment. We define non-performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.

Our performing and non-performing residential mortgage loans were as follows:

December 31, 2011
	Home equity	First liens	Total
(in millions)
Performing	$ 597.8	$ 160.1	$ 757.9
Nonperforming	13.2	10.9	24.1
Total	$ 611.0	$ 171.0	$ 782.0

December 31, 2010
	Home equity	First liens	Total
(in millions)
Performing	$ 705.0	$ 186.2	$ 891.2
Nonperforming	14.3	9.7	24.0
Total	$ 719.3	$ 195.9	$ 915.2

Non-Accrual Mortgage Loans

Commercial and residential mortgage loans are placed on non-accrual status if we have concern regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on nonaccrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

            Mortgage loans on non-accrual status were as follows:

	December 31, 2011	December 31, 2010
	(in millions)
Commercial:
Brick and mortar	$ 46.8	$ 67.1
Residential:
Home equity	13.2	14.3
First liens	10.8	9.7
Total	$ 70.8	$ 91.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

The aging of mortgage loans and mortgage loans that were 90 days or more past due and still accruing interest were as follows:

	December 31, 2011
	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total loans
	(in millions)
Commercial-brick and mortar	$ 61.4	$ 4.4	$ 22.5	$ 88.3	$ 8,792.9	$ 8,881.2
Commercial-CTL	—	—	—	—	569.6	569.6
Residential-home equity	7.8	2.6	6.2	16.6	594.4	611.0
Residential-first liens	1.3	1.3	9.8	12.4	158.6	171.0
Total	$ 70.5	$ 8.3	$ 38.5	$ 117.3	$ 10,115.5	$ 10,232.8

December 31, 2010
	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total loans
	(in millions)
Commercial-brick and mortar	$ —	$ 22.5	$ 9.1	$ 31.6	$ 9,032.0	$ 9,063.6
Commercial-CTL	—	—	—	—	616.6	616.6
Residential-home equity	9.3	4.5	9.2	23.0	696.3	719.3
Residential-first liens	1.5	2.0	7.0	10.5	185.4	195.9
Total	$ 10.8	$ 29.0	$ 25.3	$ 65.1	$ 10,530.3	$ 10,595.4

We did not have any mortgage loans that were 90 days or more past due and still accruing interest as of both December 31, 2011 and 2010.

Mortgage Loan Valuation Allowance

            We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio. The valuation allowance includes loan specific reserves for loans that are deemed to be impaired as well as reserves for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value reduced by the cost to sell. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. Subsequent changes in the estimated value are reflected in the valuation allowance. Amounts on loans deemed to be uncollectible are charged off and removed from the valuation allowance. The change in the valuation allowance provision is included in net realized capital gains (losses) on our consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

            The valuation allowance is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, portfolio delinquency information, underwriting standards, peer group information, current economic conditions, loss experience and other relevant factors. The evaluation of our impaired loan component is subjective, as it requires the estimation of timing and amount of future cash flows expected to be received on impaired loans.

We review our commercial mortgage loan portfolio and analyze the need for a valuation allowance for any loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently has a valuation allowance. In addition to establishing allowance levels for specifically identified impaired commercial mortgage loans, management determines an allowance for all other loans in the portfolio for which historical experience and current economic conditions indicate certain losses exist. These loans are segregated by major product type and/or risk level with an estimated loss ratio applied against each product type and/or risk level. The loss ratio is generally based upon historic loss experience for each loan type as adjusted for certain environmental factors management believes to be relevant.

For our residential mortgage loan portfolio, we separate the loans into several homogeneous pools, each of which consist of loans of a similar nature including but not limited to loans similar in collateral, term and structure and loan purpose or type. We evaluate loan pools based on aggregated risk ratings, estimated specific loss potential in the different classes of credits, and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present conditions. Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral, and concentrations. Residential mortgage loan pools exclude loans that have been restructured or impaired, as those loans are evaluated individually.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

A rollforward of our valuation allowance and ending balances of the allowance and loan balance by basis of impairment method was as follows:

	Commercial	Residential	Total
	(in millions)
December 31, 2011
Beginning balance	$ 80.6	$ 37.7	$ 118.3
Provision	17.0	28.5	45.5
Charge-offs	(32.9)	(33.4)	(66.3)
Recoveries	0.1	3.2	3.3
Ending balance	$ 64.8	$ 36.0	$ 100.8
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$ 16.3	$ 2.4	$ 18.7
Collectively evaluated for impairment	48.5	33.6	82.1
Allowance ending balance	$ 64.8	$ 36.0	$ 100.8
Loan balance by basis of impairment method:
Individually evaluated for impairment	$ 114.0	$ 24.2	$ 138.2
Collectively evaluated for impairment	9,336.8	757.8	10,094.6
Loan ending balance	$ 9,450.8	$ 782.0	$ 10,232.8
December 31, 2010
Beginning balance	$ 132.5	$ 28.8	$ 161.3
Provision	54.1	97.5	151.6
Charge-offs	(106.0)	(89.7)	(195.7)
Recoveries	—	1.1	1.1
Ending balance	$ 80.6	$ 37.7	$ 118.3
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$ 9.1	$ 3.0	$ 12.1
Collectively evaluated for impairment	71.5	34.7	106.2
Allowance ending balance	$ 80.6	$ 37.7	$ 118.3
Loan balance by basis of impairment method:
Individually evaluated for impairment	$ 29.8	$ 16.1	$ 45.9
Collectively evaluated for impairment	9,650.4	899.1	10,549.5
Loan ending balance	$ 9,680.2	$ 915.2	$ 10,595.4
December 31, 2009
Beginning balance	$ 57.0	$ 12.1	$ 69.1
Provision	115.4	32.9	148.3
Charge-offs/recoveries	(39.9)	(16.2)	(56.1)
Ending balance	$ 132.5	$ 28.8	$ 161.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

Impaired Mortgage Loans

Impaired mortgage loans are loans with a related specific valuation allowance, loans whose carrying amount has been reduced to the expected collectible amount because the impairment has been considered other than temporary or a loan modification has been classified as a TDR. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. Our recorded investment in and unpaid principal balance of impaired loans along with the related loan specific allowance for losses, if any,  and the average recorded investment and interest income recognized during the time the loans were impaired were as follows:

	Recorded investment	Unpaid principal balance	Related allowance	Average recorded investment	Interest income recognized
	(in millions)
For the year ended December 31, 2011
With no related allowance recorded:
Commercial-brick and mortar	$ —	$ 0.3	$ —	$ 11.3	$ 0.9
Residential-first liens	4.4	4.2	—	4.4	—
With an allowance recorded:
Commercial-brick and mortar	114.0	114.0	16.3	79.0	1.0
Residential-home equity	14.5	14.2	1.9	12.6	0.8
Residential-first liens	5.3	5.3	0.5	5.6	0.2
Total:
Commercial	$ 114.0	$ 114.3	$ 16.3	$ 90.3	$ 1.9
Residential	$ 24.2	$ 23.7	$ 2.4	$ 22.6	$ 1.0
For the year ended December 31, 2010
With no related allowance recorded:
Commercial-brick and mortar	$ 22.5	$ 28.9	$ —	$ 13.4	$ 1.1
Residential-first liens	5.3	5.2	—	5.3	—
With an allowance recorded:
Commercial-brick and mortar	29.8	29.7	9.1	77.2	1.8
Residential-home equity	11.5	11.2	2.4	12.2	—
Residential-first liens	4.6	4.6	0.6	11.7	—
Total:
Commercial	$ 52.3	$ 58.6	$ 9.1	$ 90.6	$ 2.9
Residential	$ 21.4	$ 21.0	$ 3.0	$ 29.2	$ —
For the year ended December 31, 2009
Total:
Commercial	$ 120.7	$ 120.5	$ 43.8	$ 97.6	$ 0.3
Residential	$ 10.2	$ 14.7	$ 6.3	$ 12.5	$ —

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

Mortgage Loan Modifications

            Our commercial and residential mortgage loan portfolios include loans that have been modified. We assess loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. The commercial mortgage loan TDR was modified to delay principal payments and to reduce or delay interest payments. For this TDR assessment, we have determined the loan rate is now considered below market based on current circumstances. The commercial mortgage loan modification resulted in delayed cash receipts and a decrease in interest income. The residential mortgage loan TDRs include modifications of interest-only payment periods, delays in principal balloon payments, and interest rate reductions. Residential mortgage loan modifications resulted in delayed or decreased cash receipts and a decrease in interest income.

The following table includes information about outstanding loans that were modified and met the criteria of a TDR during the period. In addition, the table includes information for loans that were modified and met the criteria of a TDR within the past twelve months that were in payment default during the period:

	For the year ended December 31, 2011
	TDRs		TDRs in payment default
	Number of contracts	Recorded investment	Number of contracts	Recorded investment
		(in millions)		(in millions)
Commercial-brick and mortar	1	$ 4.4	1	$ 4.4
Residential-home equity	151	7.9	6	—
Residential-first liens	7	1.6	1	0.3
Total	159	$ 13.9	8	$ 4.7

The commercial mortgage loan that has been designated as a TDR has been previously reserved for in the mortgage loan valuation allowance to the estimated fair value of the underlying collateral reduced by the cost to sell.

Residential mortgage loans that have been designated as a TDR are specifically reserved for in the mortgage loan valuation allowance if losses result from the modification. Residential mortgage loans that have defaulted are reduced to the expected collectible amount.

Real Estate

            Depreciation expense on invested real estate was $41.4 million, $41.1 million and $41.7 million in 2011, 2010 and 2009, respectively. Accumulated depreciation was $361.8 million and $331.2 million as of December 31, 2011 and 2010, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5.  Investments — (continued)

Other Investments

            Other investments include minority interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

	December 31,
	2011	2010
	(in millions)
Total assets	$ 8,331.5	$ 6,366.8
Total liabilities	3,812.0	2,972.9
Total equity	$ 4,519.5	$ 3,393.9

Net investment in unconsolidated entities	$ 251.9	$ 77.4

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Total revenues	$ 2,106.1	$ 3,076.1	$ 2,594.8
Total expenses	1,723.3	2,782.7	2,770.2
Net income	377.4	269.8	129.4

Our share of net income of unconsolidated entities	34.0	28.9	2.5

Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are also carried at fair value and reported as a component of other investments, with changes in fair value included in net realized capital gains (losses) on our consolidated statements of operations.

Securities Posted as Collateral

            We posted $1,469.5 million in fixed maturities, available-for-sale securities at December 31, 2011, to satisfy collateral requirements primarily associated with a reinsurance arrangement, our derivative credit support annex (collateral) agreements and our obligation under funding agreements with the Federal Home Loan Bank of Des Moines (“FHLB Des Moines”). In addition, we posted $1,683.2 million in commercial mortgage loans as of December 31, 2011, to satisfy collateral requirements associated with our obligation under funding agreements with the FHLB Des Moines. Since we did not relinquish ownership rights on these instruments, they are reported as fixed maturities, available-for-sale and mortgage loans, respectively, on our consolidated statements of financial position.

6. Derivative Financial Instruments

            Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication strategies.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Types of Derivative Instruments

Interest Rate Contracts

Interest rate risk is the risk that we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

Interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We have entered into interest rate collars whereby we receive amounts if a specified market rate falls below a floor strike interest rate, and we pay if a specified market rate exceeds a cap strike interest rate. We use interest rate collars to manage interest rate risk related to guaranteed minimum interest rate liabilities in our individual annuities contracts.

A swaption is an option to enter into an interest rate swap at a future date. We purchase swaptions to offset existing exposures. Swaptions provide us the benefit of the agreed-upon strike rate if the market rates for liabilities are higher, with the flexibility to enter into the current market rate swap if the market rates for liabilities are lower. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits.

In exchange‑traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange‑traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange‑traded futures to reduce market risks from changes in interest rates and to alter mismatches between the assets in a portfolio and the liabilities supported by those assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Foreign Exchange Contracts

Foreign currency risk is the risk that we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements we issue and foreign currency-denominated fixed maturities we invest in. We may use currency swaps to hedge foreign currency risk.

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Equity Contracts

Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock. We use various derivatives to manage our exposure to equity risk, which arises from products in which the interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

We may sell an investment-type insurance contract with attributes tied to market indices (an embedded derivative as noted below), in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. We purchase equity call spreads to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. We use exchange-traded futures and equity put options to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained. The premium associated with certain options is paid quarterly over the life of the option contract.

Total return swaps are contracts in which we agree with other parties to exchange, at specified intervals, an amount determined by the difference between the previous price and the current price of a reference asset based upon an agreed upon notional principal amount plus an additional amount determined by the financing spread.  We currently use total return swaps where the reference asset is an equity index to hedge our portfolio from potential credit losses.

Credit Contracts

Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. In cases where we sell protection, at the same time we enter into these synthetic transactions, we buy a quality cash bond to match against the credit default swap. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the credit default swap.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Other Contracts

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We sell investment-type insurance contracts in which the return is tied to an external equity index, a leveraged inflation index or leveraged reference swap. We economically hedge the risk associated with these investment-type insurance contracts.

We offer group benefit plan contracts that have guaranteed separate accounts as an investment option.

We have structured investment relationships with trusts we have determined to be VIEs, which are consolidated in our financial statements. The notes issued by these trusts include obligations to deliver an underlying security to residual interest holders and the obligations contain an embedded derivative of the forecasted transaction to deliver the underlying security.

We have fixed deferred annuities that credit interest based on changes in an external equity index. We also have certain variable annuity products with a GMWB rider, which provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. Declines in the equity markets may increase our exposure to benefits under contracts with the GMWB. We economically hedge the exposure in these annuity contracts, as previously explained.

Exposure

            Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

            Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

We posted $502.4 million and $376.8 million in cash and securities under collateral arrangements as of December 31, 2011 and 2010, respectively, to satisfy collateral requirements associated with our derivative credit support agreements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the rating on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2011 and 2010, was $1,483.7 million and $1,262.0 million, respectively. With respect to these derivatives, we posted collateral of $502.4 million and $376.8 million as of December 31, 2011 and 2010, respectively, in the normal course of business, which reflects netting under derivative credit support annex agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2011, we would be required to post an additional $48.0 million of collateral to our counterparties.

As of December 31, 2011 and 2010, we had received $225.5 million and $233.1 million, respectively, of cash collateral associated with our derivative credit support annex agreements, for which we recorded a corresponding liability reflecting our obligation to return the collateral.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31, 2011	December 31, 2010
	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
.. Interest rate swaps	$ 19,488.3	$ 19,803.0
Futures	484.2	0.8
.. Interest rate collars	500.0	500.0
.. Swaptions	68.5	68.5
Foreign exchange contracts:
.. Foreign currency swaps	3,844.3	4,553.9
Equity contracts:
.. Options	1,608.4	997.5
.. Futures	270.3	—
.. Total return swaps	15.0	—
Credit contracts:
.. Credit default swaps	1,374.3	1,482.4
Other contracts:
.. Embedded derivative financial instruments	4,394.3	3,478.2
Total notional amounts at end of period	$ 32,047.6	$ 30,884.3

Credit exposure of derivative instruments
Interest rate contracts:
.. Interest rate swaps	$ 752.2	$ 607.1
.. Interest rate collars	38.5	1.7
.. Swaptions	—	0.1
Foreign exchange contracts:
.. Foreign currency swaps	305.5	471.8
Equity contracts:
.. Options	120.3	64.9
Credit contracts:
.. Credit default swaps	12.8	6.7
Total gross credit exposure	1,229.3	1,152.3
Less: collateral received	225.5	233.1
Net credit exposure	$ 1,003.8	$ 919.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
	(in millions)
Derivatives designated as hedging instruments
Interest rate contracts	$ 0.2	$ 66.6	$ 500.9	$ 405.4
Foreign exchange contracts	267.2	390.8	158.4	142.5
Total derivatives designated as hedging instruments	$ 267.4	$ 457.4	$ 659.3	$ 547.9

Derivatives not designated as hedging instruments
Interest rate contracts	$ 731.0	$ 488.4	$ 651.3	$ 459.5
Foreign exchange contracts	23.9	41.1	35.1	60.3
Equity contracts	120.3	64.9	1.0	31.7
Credit contracts	12.8	6.7	169.5	171.7
Other contracts	—	—	312.0	131.8
Total derivatives not designated as hedging instruments	$ 888.0	$ 601.1	$ 1,168.9	$ 855.0

Total derivative instruments	$ 1,155.4	$ 1,058.5	$ 1,828.2	$ 1,402.9

(1)     The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.

(2)     The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivative liabilities with a net (asset) liability fair value of $171.8  million and $(7.4) million as of December 31, 2011 and December 31, 2010, respectively, are reported with contractholder funds on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. The majority of our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps”). The remainder of our credit derivatives reference either a basket or index of securities. These instruments are either referenced in an over-the-counter credit derivative transaction, or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also have purchased credit protection with identical underlyings to certain of our sold protection transactions. The effect of this purchased protection would reduce our total maximum future payments by $20.0 million and $10.0 million as of December 31, 2011 and 2010, respectively. These purchased credit derivative transactions had a net asset (liability) fair value of zero and $(0.8) million as of December 31, 2011 and 2010, respectively. In certain circumstances, our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

We purchased certain investment structures with embedded credit features that are fully consolidated into our financial statements. This consolidation results in recognition of the underlying credit derivatives and collateral within the structure, typically high quality fixed maturities that are owned by a special purpose vehicle. These credit derivatives reference a single name or several names in a basket structure. In the event of default, the collateral within the structure would typically be liquidated to pay the claims of the credit derivative counterparty.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

The following tables show our credit default swap protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2011
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
AA	$ 85.0	$ (1.0)	$ 85.0	4.0
A	483.0	(1.4)	483.0	2.5
BBB	110.0	(0.3)	110.0	1.7
CCC	10.0	(0.1)	10.0	0.2
Structured finance
C	10.0	(8.9)	10.0	10.1
Near default	12.9	(12.8)	12.9	1.2
Total single name credit default swaps	710.9	(24.5)	710.9	2.6

Basket and index credit default swaps
Corporate debt
CCC	132.4	(104.7)	132.4	5.2
CC	15.0	(14.8)	15.0	1.0
Government/municipalities
A	40.0	(10.5)	40.0	4.4
Structured finance
BBB	25.0	(11.0)	25.0	5.5
Total basket and index credit default swaps	212.4	(141.0)	212.4	4.8
Total credit default swap protection sold	$ 923.3	$ (165.5)	$ 923.3	3.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

	December 31, 2010
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
AA	$ 135.0	$ (0.5)	$ 135.0	3.9
A	564.0	0.9	564.0	2.9
BBB	150.0	0.3	150.0	1.1
Structured finance
B	25.9	(20.0)	25.9	5.9
CCC	22.0	(18.4)	22.0	9.4
Total single name credit default swaps	896.9	(37.7)	896.9	3.0

Basket and index credit default swaps
Corporate debt
A	6.0	—	6.0	1.0
CCC	125.0	(103.0)	125.0	6.2
CC	15.0	(8.5)	15.0	2.0
Government/municipalities
A	40.0	(11.2)	40.0	5.4
Structured finance
AA	20.0	(2.0)	20.0	4.4
BBB	5.0	(0.3)	5.0	14.9
Total basket and index credit default swaps	211.0	(125.0)	211.0	5.6
Total credit default swap protection sold	$ 1,107.9	$ (162.7)	$ 1,107.9	3.5

We also have invested in fixed maturities classified as available-for-sale that contain credit default swaps that do not require bifurcation and fixed maturities classified as trading that contain credit default swaps. These securities are subject to the credit risk of the issuer, normally a special purpose vehicle, which consists of the underlying credit default swaps and high quality fixed maturities that serve as collateral. A default event occurs if the cumulative losses exceed a specified attachment point, which is typically not the first loss of the portfolio. If a default event occurs that exceeds the specified attachment point, our investment may not be fully returned. We would have no future potential payments under these investments. The following tables show, by the types of referenced/underlying asset class and external rating, our fixed maturities with embedded credit derivatives.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

	December 31, 2011
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Corporate debt
BB	$ 14.7	$ 14.7	5.0
CCC	25.0	20.8	1.5
CC	3.7	0.7	4.0
Total corporate debt	43.4	36.2	2.9
Structured finance
AA	9.3	9.3	6.4
BBB	27.4	24.5	4.5
BB	15.0	13.9	2.5
B	11.2	11.2	5.4
CCC	3.5	3.6	4.8
CC	0.7	0.7	5.3
C	0.2	0.1	8.2
Near default	0.2	0.2	4.7
Total structured finance	67.5	63.5	4.5
Total fixed maturities with credit derivatives	$ 110.9	$ 99.7	3.9

	December 31, 2010
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Corporate debt
BB	$ 18.1	$ 18.1	6.0
CCC	50.0	46.2	2.1
CC	12.1	1.6	4.9
Total corporate debt	80.2	65.9	3.4
Structured finance
AA	5.2	5.2	5.8
BBB	26.8	23.1	5.5
BB	15.5	15.0	3.7
B	10.5	10.5	6.4
CCC	9.2	8.7	5.9
C	13.5	5.8	12.8
Total structured finance	80.7	68.3	6.6
Total fixed maturities with credit derivatives	$ 160.9	$ 134.2	5.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Fair Value Hedges

            We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

            We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

We also sell callable investment-type insurance contracts and use cancellable interest rate swaps to hedge the changes in fair value of the callable feature.

            The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

Hedge effectiveness testing for fair value relationships is performed utilizing a regression analysis approach for both prospective and retrospective evaluations. This regression analysis will consider multiple data points for the assessment that the hedge continues to be highly effective in achieving offsetting changes in fair value. In certain periods, the comparison of the change in value of the derivative and the change in the value of the hedged item may not be offsetting at a specific period in time due to small movements in value. However, any amounts recorded as fair value hedges have shown to be highly effective in achieving offsetting changes in fair value both for present and future periods.

The following table shows the effect of derivatives in fair value hedging relationships and the related hedged items on the consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

Derivatives in fair value hedging	Amount of gain (loss) recognized in net income on derivatives for the year ended December 31, (1)			Hedged items in fair value	Amount of gain (loss) recognized in net income on related hedged item for the year ended December 31, (1)
relationships	2011	2010	2009	hedging relationships	2011	2010	2009
	(in millions)				(in millions)
Interest rate contracts	$ (108.5)	$ (100.2)	$ 308.6	Fixed maturities, available-for-sale	$ 105.4	$ 106.4	$ (264.0)
Interest rate contracts	(2.2)	(19.2)	(30.8)	Investment-type insurance contracts	2.4	20.6	46.9
Foreign exchange contracts	1.1	6.9	4.8	Fixed maturities, available-for-sale	(1.3)	(5.6)	(6.0)
Foreign exchange contracts	(25.6)	(23.3)	82.4	Investment-type insurance contracts	25.7	18.1	(86.2)
Total	$ (135.2)	$ (135.8)	$ 365.0	Total	$ 132.2	$ 139.5	$ (309.3)

(1)     The gain (loss) on both derivatives and hedged items in fair value relationships is reported in net realized capital gains (losses) on the consolidated statements of operations. The net amount represents the ineffective portion of our fair value hedges.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in fair value hedging relationships.

	Amount of gain (loss) for the year ended December 31,
Hedged Item	2011	2010	2009
	(in millions)
Fixed maturities, available-for-sale (1)	$ (158.9)	$ (161.9)	$ (143.5)
Investment-type insurance contracts (2)	44.0	76.3	106.2

(1)     Reported in net investment income on the consolidated statements of operations.

(2)     Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

Cash Flow Hedges

            We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.

            We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

The maximum length of time that we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 8.5 years. At December 31, 2011, we had $135.1 million of net gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income. No amounts were reclassified from AOCI into net realized capital gains (losses) as a result of the determination that hedged cash flows were probable of not occurring during the years ended December 31, 2011 and 2010. During the year ended December 31, 2009, $40.4 million of gross unrealized losses were reclassified from AOCI into net realized capital gains (losses) as a result of the determination that hedged cash flows of a forecasted liability issuance were probable of not occurring.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of operations and consolidated statements of financial position. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

Derivatives in cash flow hedging		Amount of gain (loss) recognized in AOCI on derivatives (effective portion) for the year ended December 31,			Location of gain (loss) reclassified from AOCI into net income	Amount of gain (loss) reclassified from AOCI on derivatives (effective portion) for the year ended December 31,
relationships	Related hedged item	2011	2010	2009	(effective portion)	2011	2010	2009
		(in millions)				(in millions)
Interest rate contracts	Fixed maturities, available-for-sale	$ 107.1	$ (18.1)	$ (124.4)	Net investment income	$ 7.2	$ 7.1	$ 4.8
					Net realized capital gains (losses)	(0.2)	8.0	—
Interest rate contracts	Investment-type insurance contracts	(1.0)	18.4	112.3	Benefits, claims and settlement expenses	(0.8)	(0.8)	(0.8)
Foreign exchange contracts	Fixed maturities, available-for-sale	29.9	136.7	(216.8)	Net realized capital gains (losses)	(20.4)	(41.6)	(15.5)
Foreign exchange contracts	Investment-type insurance contracts	12.8	(24.0)	126.7	Benefits, claims and settlement expenses	(1.7)	(6.1)	(5.6)
					Net realized capital gains (losses)	—	(0.7)	(4.3)
Total		$ 148.8	$ 113.0	$ (102.2)	Total	$ (15.9)	$ (34.1)	$ (21.4)

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in cash flow hedging relationships.

	Amount of gain (loss) for the year ended December 31,
Hedged Item	2011	2010	2009
	(in millions)
Fixed maturities, available-for-sale (1)	$ 9.3	$ 11.1	$ 16.9
Investment-type insurance contracts (2)	(13.1)	(12.5)	(20.0)

(1)     Reported in net investment income on the consolidated statements of operations.

(2)     Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

The ineffective portion of our cash flow hedges is reported in net realized capital gains (losses) on the consolidated statements of operations. The net loss resulting from the ineffective portion of interest rate contracts in cash flow hedging relationships was zero for the years ended December 31, 2011, 2010 and 2009. The net gain resulting from the ineffective portion of foreign currency contracts in cash flow hedging relationships was $0.5 million, $0.9 million and $2.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

We expect to reclassify net gains of $3.7 million from AOCI into net income in the next 12 months, which includes both net deferred gains on discontinued hedges and net deferred losses on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Derivatives Not Designated as Hedging Instruments

            Our use of futures, certain swaptions and swaps, collars and options are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the fair value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, primarily flow directly into net realized capital gains (losses) on the consolidated statements of operations. Gains and losses on certain derivatives used in relation to certain trading portfolios are reported in net investment income on the consolidated statements of operations.

The following tables show the effect of derivatives not designated as hedging instruments, including fair value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations.

	Amount of gain (loss) recognized in net income on derivatives for the year ended December 31,
Derivatives not designated as hedging instruments	2011	2010	2009
	(in millions)
Interest rate contracts	$ 133.7	$ 45.3	$ (58.8)
Foreign exchange contracts	(22.9)	(79.6)	68.3
Equity contracts	55.3	(24.0)	(107.7)
Credit contracts	(10.9)	5.3	61.7
Other contracts (1)	(190.4)	(1.2)	7.8
Total	$ (35.2)	$ (54.2)	$ (28.7)

(1)     The increase in the loss recognized in net income primarily relates to the change in fair value of the GMWB embedded derivative that is primarily related to market risk impacts (including spread reflecting improvement in our own creditworthiness).

7.  Closed Block

            In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.

            Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7.  Closed Block — (continued)

            A policyholder dividend obligation (“PDO”) is required to be established for earnings in the Closed Block that are not available to PFG stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block, adjusted to eliminate the impact of related amounts in AOCI.

            If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2011 and 2010, cumulative actual earnings have been less than cumulative expected earnings. However, cumulative net unrealized gains were greater than expected, resulting in the recognition of a PDO of $3.1 million as of December 31, 2011. We had no PDO liability as of December 31, 2010.

            Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31,
	2011	2010
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$ 4,829.6	$ 5,003.1
Other policyholder funds	20.6	21.7
Policyholder dividends payable	283.2	294.2
Policyholder dividends obligation	3.1	—
Other liabilities	35.9	79.2
Total Closed Block liabilities	5,172.4	5,398.2
Assets designated to the Closed Block
Fixed maturities, available‑for‑sale	2,744.7	2,833.7
Fixed maturities, trading	23.2	29.5
Equity securities, available‑for‑sale	6.1	11.2
Mortgage loans	691.0	677.9
Policy loans	697.7	725.4
Other investments	172.5	163.5
Total investments	4,335.2	4,441.2
Cash and cash equivalents	3.0	—
Accrued investment income	59.6	64.3
Premiums due and other receivables	13.8	17.9
Deferred income tax asset	42.0	60.2
Total assets designated to the Closed Block	4,453.6	4,583.6
Excess of Closed Block liabilities over assets designated to the Closed Block	718.8	814.6
Amounts included in accumulated other comprehensive income	68.2	33.0
Maximum future earnings to be recognized from Closed Block assets and liabilities	$ 787.0	$ 847.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7.  Closed Block — (continued)

            Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Revenues
Premiums and other considerations	$ 428.8	$ 459.3	$ 508.6
Net investment income	238.2	257.6	268.6
Net realized capital gains (losses)	7.9	1.8	(23.5)
Total revenues	674.9	718.7	753.7
Expenses
Benefits, claims and settlement expenses	370.7	385.5	422.1
Dividends to policyholders	204.2	215.1	235.9
Operating expenses	2.9	6.4	6.8
Total expenses	577.8	607.0	664.8
Closed Block revenues, net of Closed Block expenses, before income taxes	97.1	111.7	88.9
Income taxes	31.2	36.2	28.1
Closed Block revenues, net of Closed Block expenses and income taxes	65.9	75.5	60.8
Funding adjustment charges	(5.3)	(9.6)	(6.6)
Closed Block revenues, net of Closed Block expenses, income taxes and funding adjustment charges	$ 60.6	$ 65.9	$ 54.2

            The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Beginning of year	$ 847.6	$ 913.5	$ 967.7
End of year	787.0	847.6	913.5
Change in maximum future earnings	$ (60.6)	$ (65.9)	$ (54.2)

            We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

8.  Deferred Policy Acquisition Costs

            Policy acquisition costs deferred and amortized were as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Balance at beginning of year	$ 3,258.8	$ 3,454.8	$ 3,970.1
Cost deferred during the year	482.7	461.1	454.3
Amortized to expense during the year (1)	(541.7)	(201.6)	(93.9)
Adjustment related to unrealized gains on available-for-sale securities and derivative instruments	(165.3)	(455.5)	(875.7)
Balance at end of year	$ 3,034.5	$ 3,258.8	$ 3,454.8

 (1)  Includes adjustments for revisions to estimated gross profits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

9.  Insurance Liabilities

Contractholder Funds

            Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2011	2010
	(in millions)
Liabilities for investment‑type insurance contracts:
GICs	$ 11,355.0	$ 10,013.6
Funding agreements	8,850.1	10,226.9
Other investment‑type insurance contracts	765.7	758.6
Total liabilities for investment‑type insurance contracts	20,970.8	20,999.1
Liabilities for individual annuities	11,608.1	11,718.7
Universal life and other reserves	4,510.8	4,374.3
Total contractholder funds	$ 37,089.7	$ 37,092.1

            Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

            Funding agreements include those issued directly to nonqualified institutional investors, as well as under five separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

            We were authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2011 and 2010, $1,377.2 million and $2,055.4 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We were also authorized to issue up to Euro 4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2011 and 2010, $1,305.7 million and $1,340.0 million, respectively, of liabilities are outstanding with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under either of these programs due to the existence of the program established in 2011 described below.

            In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2011 and 2010, $2,205.0 million and $2,224.7 million, respectively, of liabilities are being held with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the program established in 2011 described below.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

9.  Insurance Liabilities — (continued)

            Additionally, we were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements were registered with the SEC. As of December 31, 2011 and 2010, $2,452.5 million and $3,597.8 million, respectively, of liabilities are being held with respect to issuances outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other three funding agreement‑backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG. We do not anticipate any new issuance activity under this program due to the existence of the program established in 2011 described below.

We were authorized to issue up to $2.0 billion of funding agreements under a program established in 2011 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2011, $250.2 million of liabilities are being held with respect to any issuances outstanding under this program. Similar to the SEC-registered program, our payment obligations on each funding agreement issued under this program are guaranteed by PFG. The program established in 2011 is not registered with the SEC.

We had no medium term note issuances in 2009 and 2010.

Future Policy Benefits and Claims

Activity associated with unpaid disability and health claims is summarized as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Balance at beginning of year	$ 1,061.8	$ 1,025.6	$ 991.8
Incurred:
Current year	1,074.0	1,611.9	1,888.3
Prior years	(10.8)	11.1	(33.4)
Total incurred	1,063.2	1,623.0	1,854.9
Payments:
Current year	820.8	1,269.4	1,507.1
Prior years	297.3	317.4	314.0
Total payments	1,118.1	1,586.8	1,821.1
Balance at end of year:
Current year	253.2	342.5	381.2
Prior years	753.7	719.3	644.4
Total balance at end of year	$ 1,006.9	$ 1,061.8	$ 1,025.6

Supplemental information:
Claim adjustment expense liabilities	$ 42.9	$ 42.7	$ 40.7
Reinsurance recoverables	1.1	1.6	3.7

            Incurred liability adjustments relating to prior years, which affected current operations during 2011, 2010 and 2009, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid disability and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid disability and health claims.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

10.  Debt

Short-Term Debt

            As of December 31, 2011 and 2010, we had credit facilities with various financial institutions in an aggregate amount of $624.0 million and $644.0 million, respectively. As of December 31, 2011 and 2010, we had $263.7 million and $294.4 million, respectively, of outstanding borrowings related to our credit facilities, which consisted of a payable to PFSI, with zero assets pledged as support as of December 31, 2010. Interest paid on intercompany debt was $1.0 million, $1.3 million and $1.3 million during 2011, 2010 and 2009.

            The weighted‑average interest rate on short-term borrowings as of both December 31, 2011 and 2010, was 0.4%.

Long-Term Debt

            The components of long-term debt were as follows:

	December 31,
	2011	2010
	(in millions)
8% surplus notes payable, due 2044	$ 99.3	$ 99.3
Other mortgages and notes payable	20.6	21.1
Total long‑term debt	$ 119.9	$ 120.4

            The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

            On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and only to the extent that we have sufficient surplus earnings to make such payments. Interest of $8.0 million for each of the years ended December 31, 2011, 2010 and 2009 was approved by the Commissioner, and charged to expense.

            Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments. Outstanding principal balances as of December 31, 2011, ranged from $5.6 million to $8.7 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding principal balances as of December 31, 2010, ranged from $5.8 million to $8.9 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $29.5 million and $29.6 million as of December 31, 2011 and 2010, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

10.  Debt — (continued)

            At December 31, 2011, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2012	$ 0.4
2013	8.8
2014	6.0
2015	5.4
2016	—
Thereafter	99.3
Total future maturities of the long‑term debt	$ 119.9

11.  Income Taxes

Income Tax Expense

            Our income tax expense was as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Current income taxes:
U.S. federal	$ 163.3	$ 120.0	$ 140.4
State and foreign	25.6	15.8	10.3
Total current income taxes	188.9	135.8	150.7
Deferred income taxes	66.9	(15.4)	(25.9)
Total income taxes	$ 255.8	$ 120.4	$ 124.8

Effective Income Tax Rate

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate is as follows:

	For the year ended December 31,
	2011	2010	2009
U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(9)	(14)	(11)
Interest exclusion from taxable income	(3)	(4)	(4)
Impact of court ruling on some uncertain tax positions	6	—	—
Other	—	2	(1)
Effective income tax rate	29%	19%	19%

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

11.  Income Taxes — (continued)

Unrecognized Tax Benefits

            A summary of the changes in unrecognized tax benefits follows.

	For the year ended December 31,
	2011	2010
	(in millions)
Balance at beginning of year	$ 53.0	$ 52.6
Additions based on tax positions related to the current year	1.5	1.6
Additions for tax positions of prior years	67.1	1.2
Reductions for tax positions related to the current year	(1.8)	(2.4)
Reductions for tax positions of prior years	(0.3)	—
Balance at end of year (1)	$ 119.5	$ 53.0

(1)     Of this amount, $81.0 million, if recognized, would reduce the 2011 effective income tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses.

As of December 31, 2011 and 2010, we had recognized $43.8 million and $23.4 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively.

Net Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our net deferred income taxes were as follows:

	December 31,
	2011	2010
	(in millions)
Deferred income tax assets:
Insurance liabilities	$ 91.5	$ 253.9
Investments, including derivatives	659.2	622.0
Net operating and capital loss carryforwards	343.5	312.8
Postretirement benefits	497.1	320.9
Stock-based compensation	58.8	59.2
Other deferred income tax assets	29.0	0.1
Gross deferred income tax assets	1,679.1	1,568.9
Valuation allowance	—	(0.6)
Total deferred income tax assets	1,679.1	1,568.3
Deferred income tax liabilities:
Deferred policy acquisition costs	(985.0)	(1,012.7)
Investments, including derivatives	(488.9)	(425.7)
Net unrealized gains on available-for-sale securities and derivatives	(438.6)	(205.9)
Real estate	(103.3)	(115.6)
Intangible assets	(26.7)	(26.5)
Other deferred income tax liabilities	(27.7)	(49.7)
Total deferred income tax liabilities	(2,070.2)	(1,836.1)
Total net deferred income tax liabilities	$ (391.1)	$ (267.8)

No valuation allowance was provided on the deferred income tax asset attributable to the net unrealized losses on available-for-sale securities as of December 31, 2011.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

11.  Income Taxes — (continued)

Net deferred income taxes by jurisdiction are as follows:

	December 31,
	2011	2010
	(in millions)
Deferred income tax liabilities:
U.S.	$ (387.4)	$ (262.6)
State	(3.7)	(5.2)
Total net deferred income tax liabilities	$ (391.1)	$ (267.8)

In management’s judgment, total deferred income tax assets are more likely than not to be realized. Included in the deferred income tax asset is the net operating loss carryforward for tax purposes available to offset future taxable income. Domestic state net operating loss carryforwards were $282.7 million as of December 31, 2011, and will expire between 2015 and 2031. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits fail the more likely than not criteria in certain jurisdictions. A valuation allowance has been recorded on income tax benefits associated with state net operating loss carryforwards. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax assets that are more likely than not to be realized.

Accumulated net operating losses of $931.5 million and $640.8 million at December 31, 2011 and 2010, respectively, are attributed to captive reinsurance companies that are temporarily excluded from our consolidated U.S. federal income tax return. These net operating losses will expire between 2021 and 2026. One of the captive reinsurance companies will join the consolidated U.S. federal income tax return in 2012, with the other in 2013. All accumulated net operating losses are anticipated to be utilized before expiration. Therefore, no valuation allowance has been provided for the deferred income tax assets attributable to these net operating losses.

Other Tax Information

The Internal Revenue Service (“IRS”) has completed examination of the U.S. consolidated federal income tax returns for years prior to 2004. We are contesting certain issues and have filed suit in the Court of Federal Claims, requesting refunds for the years 1995-2003. We had $261.7 million and $229.1 million of current income tax receivables associated with outstanding audit issues reported as other assets in our consolidated statements of financial position as of December 31, 2011 and 2010, respectively. We do not expect the litigation to be resolved within the next twelve months.

The IRS completed its examinations of tax years 2004 through 2005 and 2006 through 2008 during the second quarter of 2011 resulting in receipt of notices of deficiency dated April 6, 2011 and April 27, 2011, respectively. We paid the deficiencies (approximately $62.1 million for 2004 and 2005 and approximately $46.7 million for 2006 and 2008, including interest) in 2011 and will file claims for refund relating to disputed adjustments. The IRS commenced audit of the U.S. federal income tax return for 2009 during the fourth quarter of 2011 and indicated it will commence audit of 2010 during the first quarter of 2012 after completion of required training on Schedule UTP, the Uncertain Tax Provision Statement. We do not expect the results of these audits or developments in other tax areas for all open tax years to significantly change the possible increase in the amount of unrecognized tax benefits, but the outcome of tax reviews is uncertain and unforeseen results can occur.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

11.  Income Taxes — (continued)

The U.S. District Court for the Southern District of Iowa issued a decision in the case of Pritired 1, LLC (“Pritired”), and us v. United States on September 30, 2011. The court ruled that the securities Pritired held should be characterized as debt, not equity, and thus we were not entitled to foreign tax credits for the years 2002 and 2003. We, along with Pritired are seeking clarification from the court but have not yet decided whether to appeal this ruling. This ruling caused a re-evaluation of our uncertain tax positions and related interest accruals, which resulted in a $68.9 million reduction to net income in the third quarter of 2011.

We believe it is reasonably possible that the amount of our unrecognized tax benefits could decrease by $0.0 million to $28.5 million within the next twelve months. This uncertainty is associated with our investment in a transaction that gave rise to foreign tax credits. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues from tax years 1995 - 2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.

12.  Employee and Agent Benefits

We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG ("affiliated companies"). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.

            We have defined benefit pension plans covering substantially all of our U.S. employees and certain agents. Some of these plans provide supplemental pension benefits to employees and agents with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account is credited with an amount based on the employee's salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (“ERISA”), and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the nonqualified benefit plan is to fund the plan in the years that the employees are providing service, taking into account the funded status of the trust. While we designate assets to cover the computed liability of the nonqualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

            We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but it is intended that they pay for the full cost of the coverage. The health care plans are contributory with participants' contributions adjusted annually. The contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002, who retired prior to January 1, 2011. For employees hired prior to January 1, 2002, who retired on or after January 1, 2011, the contributions are 60% of the expected cost. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.

            Covered employees are first eligible for the health and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service, taking into account the funded status of the trust.

Obligations and Funded Status

            The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

	Pension benefits		Other postretirement benefits
	December 31,		December 31,
	2011	2010	2011	2010
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$ (1,933.8)	$ (1,797.4)	$ (162.6)	$ (360.1)
Service cost	(44.0)	(45.6)	(1.2)	(8.8)
Interest cost	(108.5)	(105.7)	(8.9)	(18.1)
Actuarial gain (loss)	(151.3)	(59.6)	2.6	62.5
Participant contributions	—	—	(6.4)	(6.0)
Benefits paid	73.6	70.2	13.9	15.3
Amount recognized due to special events	—	—	(0.4)	(0.2)
Plan amendment	—	—	—	153.6
Early retiree reinsurance program reimbursement	—	—	(1.2)	—
Other	5.6	4.3	(0.9)	(0.8)
Benefit obligation at end of year	$ (2,158.4)	$ (1,933.8)	$ (165.1)	$ (162.6)
Change in plan assets
Fair value of plan assets at beginning of year	$ 1,417.7	$ 1,250.3	$ 471.7	$ 421.5
Actual return on plan assets	4.1	181.1	1.3	58.1
Employer contribution	80.8	56.5	1.1	1.4
Participant contributions	—	—	6.4	6.0
Benefits paid	(73.6)	(70.2)	(13.9)	(15.3)
Fair value of plan assets at end of year	$ 1,429.0	$ 1,417.7	$ 466.6	$ 471.7
Amount recognized in statement of financial position
Other assets	$ —	$ —	$ 301.7	$ 309.4
Other liabilities	(729.4)	(516.1)	(0.2)	(0.3)
Total	$ (729.4)	$ (516.1)	$ 301.5	$ 309.1
Amount recognized in accumulated other comprehensive (income) loss
Total net actuarial loss	$ 660.0	$ 469.7	$ 40.1	$ 10.2
Prior service benefit	(30.5)	(41.6)	(114.1)	(148.8)
Pre‑tax accumulated other comprehensive (income) loss	$ 629.5	$ 428.1	$ (74.0)	$ (138.6)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

            The accumulated benefit obligation for all defined benefit pension plans was $2,027.8 million and $1,811.7 million at December 31, 2011 and 2010, respectively.

            Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in Rabbi trusts for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets under U.S. GAAP. The market value of assets held in these trusts was $281.2 million and $265.3 million as of December 31, 2011 and 2010, respectively.

Pension Plan Changes and Plan Gains/Losses

On January 1, 2010, benefits under the Principal Pension Plan were frozen for certain participants.

For the year ended December 31, 2011, the pension plans had a loss primarily due to a decrease in the discount rate and less than expected asset returns. The net result was an actuarial loss for the year ended December 31, 2011. For the year ended December 31, 2010, the pension plans had a loss primarily due to a decrease in the discount rate and a change in the mortality assumption. The plans also had a gain resulting from greater than expected asset returns. The net result was an actuarial loss for the year ended December 31, 2010.

Other Postretirement Plan Changes and Plan Gains/Losses

            On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During each of the years ended December 31, 2011, 2010 and 2009, the Medicare subsidies we received and accrued for were $0.9 million, $0.8 million and $0.8 million, respectively.

An actuarial gain occurred during 2011 for the other postretirement benefit plans. This was due to a decrease in the claim cost assumptions and greater than expected increase in the medical premium equivalents. This was partially offset by the decrease in the discount rate. An actuarial gain occurred during 2010 for the other postretirement benefit plans. This was due to a decrease in the trend and claim cost assumptions and greater than expected increase in the medical premium equivalents. This was partially offset by the decrease in the discount rate.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

Impact of Amendment to Retiree Health Benefits

In September 2010, an amendment to retiree health benefits was announced. This amendment, which is effective for individuals retiring on or after January 1, 2011, resulted in a plan remeasurement as of September 30, 2010. Under this amendment, the company-paid subsidy for pre-Medicare-eligible coverage will be 40% and the cost of coverage for Medicare-eligible retirees (or their dependents) will no longer be subsidized. Prior to amendment, the subsidy calculation was complex and varied based on age and service with the company at the time of retirement. In addition to the changes for individuals retiring on or after January 1, 2011, the plan was simplified to a single consolidated plan design, the coordination with Medicare was changed for certain post-1984 retirees and the method for determining the premium equivalent rate was changed to be based solely on retiree experience. For the remeasurement of the retiree health benefits as of September 30, 2010, the assumptions used were a 5.40% discount rate to determine the benefit obligation; a 7.25% weighted-average expected long-term return on plan assets used to determine the net periodic benefit cost; and a health care cost initial trend rate of 9.5% pre-Medicare and 9.0% post-Medicare, decreasing to an ultimate rate of 5.0% in the year 2022. The plan amendment resulted in a $153.6 million reduction to the accumulated postretirement benefit obligation as of September 30, 2010. The plan amendment and remeasurement resulted in a $14.0 million reduction in the 2010 net periodic postretirement benefit cost, which was reflected in the fourth quarter of 2010.

Impact from Exit of Group Medical Insurance Business

On September 30, 2010, we announced our decision to exit the group medical insurance business and entered into an agreement with United Healthcare Services, Inc. to renew medical insurance coverage for our customers as the business transitions. Our exit from the group medical insurance business resulted in a curtailment associated with the pension and other postretirement benefits of the impacted employees. We have determined that the curtailment will result in a gain, which was recognized quarterly in our consolidated financial statements as impacted employees were terminated. In the fourth quarter of 2010, the curtailment gain recognized was $0.9 million for the pension benefits and $2.6 million for the other postretirement benefits from the accelerated recognition of the existing prior service benefits. Also in the fourth quarter of 2010, the recognition of terminations resulted in a $0.2 million increase in the accumulated postretirement benefit obligation resulting from losses associated with individuals who were retirement eligible at termination exceeding the gains associated with those individuals who were not retirement eligible at termination. For the year ended December 31, 2011, the curtailment gain recognized was $1.4 million for the pension benefits and $5.1 million for the other postretirement benefits, respectively, from the accelerated recognition of the existing prior service benefits.

Information for Pension Plans With an Accumulated Benefit Obligation in Excess of Plan Assets

            For 2011 and 2010, both the qualified and nonqualified plans had accumulated benefit obligations in excess of plan assets. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

	December 31,
	2011	2010
	(in millions)
Projected benefit obligation	$ 2,158.4	$ 1,933.8
Accumulated benefit obligation	2,027.8	1,811.7
Fair value of plan assets	1,429.0	1,417.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

Information for Other Postretirement Benefit Plans With an Accumulated Postretirement Benefit Obligation in Excess of Plan Assets

	December 31,
	2011	2010
	(in millions)
Accumulated postretirement benefit obligation	$ 1.5	$ 1.5
Fair value of plan assets	1.3	1.4

Components of Net Periodic Benefit Cost

	Pension benefits			Other postretirement benefits
	For the year ended December 31,
	2011	2010	2009	2011	2010	2009
	(in millions)
Service cost	$ 44.0	$ 45.6	$ 51.4	$ 1.2	$ 8.8	$ 11.3
Interest cost	108.5	105.7	100.8	8.9	18.1	19.7
Expected return on plan assets	(114.4)	(98.4)	(79.5)	(34.1)	(30.6)	(25.9)
Amortization of prior service benefit	(9.7)	(10.1)	(7.7)	(29.3)	(9.1)	(2.1)
Recognized net actuarial loss	65.7	67.6	92.6	0.4	4.1	9.3
Amount recognized due to special events	(1.4)	(0.9)	—	(5.1)	(2.6)	—
Net periodic benefit cost (income)	$ 92.7	$ 109.5	$ 157.6	$ (58.0)	$ (11.3)	$ 12.3

            The pension plans' actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses are amortized without use of the 10% allowable corridor. For the nonqualified pension plans and other postretirement benefit plans, the corridors allowed are used.

	Pension benefits		Other postretirement benefits
	For the year ended December 31,
	2011	2010	2011	2010
	(in millions)
Other changes recognized in accumulated other comprehensive (income) loss
Net actuarial (gain) loss	$ 256.0	$ (27.5)	$ 30.6	$ (89.8)
Prior service benefit	—	—	—	(153.7)
Amortization of net loss	(65.7)	(67.6)	(0.7)	(4.1)
Amortization of prior service benefit	11.1	11.0	34.7	11.7
Total recognized in pre-tax accumulated other comprehensive (income) loss	$ 201.4	$ (84.1)	$ 64.6	$ (235.9)
Total recognized in net periodic benefit cost and pre-tax accumulated other comprehensive (income) loss	$ 294.1	$ 25.4	$ 6.6	$ (247.2)

            Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI.

The estimated net actuarial (gain) loss and prior service cost (benefit) that will be amortized from AOCI into net periodic benefit cost for the pension benefits during the 2012 fiscal year are $90.8 million and $(9.4) million, respectively. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from AOCI into net periodic benefit cost during the 2012 fiscal year are $0.9 million and $(28.6) million, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

Assumptions

Weighted‑average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section

	Pension benefits		Other postretirement benefits
	For the year ended December 31,
	2011	2010	2011	2010
Discount rate	5.15%	5.65%	5.15%	5.65%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%

Weighted‑average assumptions used to determine net periodic benefit cost

	Pension benefits			Other postretirement benefits
	For the year ended December 31,
	2011	2010	2009	2011	2010	2009
Discount rate	5.65%	6.00%	6.00%	5.65%	6.00%	6.00%
Expected long‑term return on plan assets	8.00%	8.00%	8.00%	7.30%	7.30%	7.30%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

            For the pension benefits, the discount rate is determined by projecting future benefit payments inherent in the projected benefit obligation and discounting those cash flows using a spot yield curve for high quality corporate bonds. The plans’ expected benefit payments are discounted to determine a present value using the yield curve and the discount rate is the level rate that produces the same present value. The expected return on plan assets is the long-term rate we expect to be earned based on the plans’ investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans.

For other postretirement benefits, the 7.3% expected long-term return on plan assets for 2011 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 7.25%, 7.75% and 5.85%, respectively.

Assumed Health Care Cost Trend Rates

	December 31,
	2011	2010
Health care cost trend rate assumed for next year under age 65	9.5%	9.5%
Health care cost trend rate assumed for next year age 65 and over	9.0%	9.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%
Year that the rate reaches the ultimate trend rate	2023	2022

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

            Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage‑point change in assumed health care cost trend rates would have the following effects:

	1‑percentage‑ point increase	1‑percentage‑ point decrease
	(in millions)
Effect on total of service cost and interest cost components	$ 0.6	$ (0.6)
Effect on accumulated postretirement benefit obligation	(9.4)	8.2

Pension Plan and Other Postretirement Benefit Plan Assets

            Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•         Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. Our Level 1 assets include cash, fixed income investment funds and exchange traded equity securities.

•         Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. Our Level 2 assets primarily include fixed income and equity investment funds and real estate investments.

•         Level 3 – Fair values are based on significant unobservable inputs for the asset. Our Level 3 assets include a general account investment of ours.

Our pension plan assets consist of investments in separate accounts. Net asset value (“NAV”) of the separate accounts is calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value. Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks. The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted. Some of the separate accounts also invest in fixed income securities. The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account. One separate account invests directly in commercial real estate properties. In 2010, this was categorized as Level 3, as the fund had restrictions on redemption of NAV at the measurement date. In 2011, the withdrawal limitations associated with this separate account were removed and the investments were being redeemed at NAV at the measurement date. Therefore, the fair value of the separate account is based on NAV and is considered a Level 2 asset in 2011.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets. The fair value of our general account investment is the amount the plan would receive if withdrawing funds from this participating contract. The amount that would be received is calculated using a cash-out factor based on an associated pool of general account fixed income securities. The cash-out factor is a ratio of the asset investment value of these securities to asset book value. As the investment values change, the cash-out factor is adjusted, impacting the amount the plan receives at measurement date. To determine investment value for each category of assets, we project cash flows. This is done using contractual provisions for the assets, with adjustment for expected prepayments and call provisions. Projected cash flows are discounted to present value for each asset category. Interest rates for discounting are based on current rates on similar new assets in the general account based on asset strategy.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

Pension Plan Assets

The fair value of the qualified pension plan’s assets by asset category as of the most recent measurement date is as follows:

	As of December 31, 2011
	Assets / (liabilities)	Fair value hierarchy level
	measured at fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
U.S. large cap equity portfolios (1)	$ 593.6	$ —	$ 593.6	$ —
U.S. small/mid cap equity portfolios (2)	139.0	—	139.0	—
International equity portfolios (3)	216.5	—	216.5	—
Fixed income security portfolios (4)	347.8	—	347.8	—
Real estate investment portfolios:
Real estate investment trusts (5)	37.4	—	37.4	—
Direct real estate investments (6)	94.7	—	94.7	—
Total	$ 1,429.0	$ —	$ 1,429.0	$ —

	As of December 31, 2010
	Assets / (liabilities)	Fair value hierarchy level
	measured at fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
U.S. large cap equity portfolios (1)	$ 580.9	$ —	$ 580.9	$ —
U.S. small/mid cap equity portfolios (2)	143.5	—	143.5	—
International equity portfolios (3)	241.7	—	241.7	—
Fixed income security portfolios (4)	331.5	—	331.5	—
Real estate investment portfolios:
Real estate investment trusts (5)	35.4	—	35.4	—
Direct real estate investments (6)	84.7	—	—	84.7
Total	$ 1,417.7	$ —	$ 1,333.0	$ 84.7

(1)      The portfolios invest primarily in publicly traded equity securities of large U.S. companies.

(2)      The portfolios invest primarily in publicly traded equity securities of mid-sized and small U.S. companies.

(3)      The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

(4)      The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.

(5)      The portfolio invests primarily in publicly traded securities of U.S. equity real estate investment trusts.

(6)      The portfolio invests primarily in U.S. commercial real estate properties.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) is as follows:

For the year ended December 31, 2011
	Beginning asset balance as of December 31, 2010	Actual return gains (losses) on plan assets		Purchases, sales and settlements		Transfers out of Level 3	Ending asset balance as of December 31, 2011
		Relating to assets still held at the reporting date	Relating to assets sold during the period		Transfers into Level 3
(in millions)
Asset category
Direct real estate investments	$ 84.7	$ 1.6	$ —	$ 1.0	$ —	$ (87.3)	$ —
Total	$ 84.7	$ 1.6	$ —	$ 1.0	$ —	$ (87.3)	$ —

For the year ended December 31, 2010
	Beginning asset balance as of December 31, 2009	Actual return gains (losses) on plan assets		Purchases, sales and settlements	Transfers in (out) of Level 3	Ending asset balance as of December 31, 2010
		Relating to assets still held at the reporting date	Relating to assets sold during the period
(in millions)
Asset category
Direct real estate investments	$ 54.0	$ 10.7	$ —	$ 20.0	$ —	$ 84.7
Total	$ 54.0	$ 10.7	$ —	$ 20.0	$ —	$ 84.7

            We have established an investment policy that provides the investment objectives and guidelines for the pension plan. Our investment strategy is to achieve the following:

•         Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.

•         Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.

•         Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.

            In administering the qualified pension plan’s asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short‑ and long-term capital market performance and the perception of future economic conditions.

            According to our investment policy, the target asset allocation for the qualified plan is:

Asset category	Target allocation
U.S. equity portfolios	35% ‑ 60%
International equity portfolios	5% ‑ 20%
Fixed income security portfolios	20% ‑ 40%
Real estate investment portfolios	3% ‑ 10%

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

Other Postretirement Benefit Plan Assets

            The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date is as follows:

	As of December 31, 2011
	Assets / (liabilities)	Fair value hierarchy level
	measured at fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$ 1.8	$ 1.8	$ —	$ —
Fixed income security portfolios:
Fixed income investment funds (1)	153.0	153.0	—	—
Principal Life general account investment (2)	42.5	—	—	42.5
U.S. equity portfolios (3)	225.3	184.1	41.2	—
International equity portfolios (4)	44.0	33.6	10.4	—
Total	$ 466.6	$ 372.5	$ 51.6	$ 42.5

	As of December 31, 2010
	Assets / (liabilities)	Fair value hierarchy level
	measured at fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$ 1.3	$ 1.3	$ —	$ —
Fixed income security portfolios:
Fixed income investment funds (1)	143.5	143.5	—	—
Principal Life general account investment (2)	44.5	—	—	44.5
U.S. equity portfolios (3)	232.2	190.0	42.2	—
International equity portfolios (4)	50.2	38.3	11.9	—
Total	$ 471.7	$ 373.1	$ 54.1	$ 44.5

(1)     The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.

(2)     The general account is invested in various fixed income securities.

(3)     The portfolios invest primarily in publicly traded equity securities of large U.S. companies.

(4)     The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

      As of December 31, 2011 and 2010, respectively, $51.6 million and $54.1 million of assets in the U.S. equity and international equity portfolios were included in a trust owned life insurance contract.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) is as follows:

For the year ended December 31, 2011
	Beginning asset balance as of December 31, 2010	Actual return gains (losses) on plan assets		Purchases, sales and settlements		Transfers out of Level 3	Ending asset balance as of December 31, 2011
		Relating to assets still held at the reporting date	Relating to assets sold during the period		Transfers into Level 3
(in millions)
Asset category
Principal Life general account investment	$ 44.5	$ 3.0	$ —	$ (5.0)	$ —	$ —	$ 42.5
Total	$ 44.5	$ 3.0	$ —	$ (5.0)	$ —	$ —	$ 42.5

For the year ended December 31, 2010
	Beginning asset balance as of December 31, 2009	Actual return gains (losses) on plan assets		Purchases, sales and settlements	Transfers in (out) of Level 3	Ending asset balance as of December 31, 2010
		Relating to assets still held at the reporting date	Relating to assets sold during the period
(in millions)
Asset category
Principal Life general account investment	$ 45.5	$ 4.3	$ —	$ (5.3)	$ —	$ 44.5
Total	$ 45.5	$ 4.3	$ —	$ (5.3)	$ —	$ 44.5

According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
U.S. equity portfolios	45% ‑ 65%
International equity portfolios	5% ‑ 15%
Fixed income security portfolios	30% - 50%

            The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.

Contributions

            Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate contributions will be needed to satisfy the minimum funding requirements of ERISA for our qualified plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2012 in the range of $75-$125 million. This includes funding for both our qualified and nonqualified pension plans. While we designate assets to cover the computed liability of the nonqualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP. We may contribute to our other postretirement benefit plans in 2012 pending future analysis.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service, and the expected amount of subsidy receipts under Medicare Part D are:

	Pension benefits	Other postretirement benefits (gross benefit payments, including prescription drug benefits)	Amount of Medicare Part D subsidy receipts
	(in millions)
Year ending December 31:
2012	$ 83.2	$ 20.1	$ 0.9
2013	92.0	21.1	1.0
2014	96.0	22.2	1.1
2015	101.4	23.0	1.1
2016	107.4	23.9	1.2
2017‑2021	632.5	127.9	6.6

            The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan.

            The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2011.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

            The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and nonqualified plans.

	For the year ended December 31,
	2011			2010
	Qualified plan	Nonqualified plans	Total	Qualified plan	Nonqualified plans	Total
	(in millions)
Amount recognized in statement of financial position
Other assets	$ —	$ —	$ —	$ —	$ —	$ —
Other liabilities	(405.9)	(323.5)	(729.4)	(210.8)	(305.3)	(516.1)
Total	$ (405.9)	$ (323.5)	$ (729.4)	$ (210.8)	$ (305.3)	$ (516.1)
Amount recognized in accumulated other comprehensive loss
Total net actuarial loss	$ 586.3	$ 73.7	$ 660.0	$ 404.1	$ 65.6	$ 469.7
Prior service cost benefit	(19.2)	(11.3)	(30.5)	(26.6)	(15.0)	(41.6)
Total pre-tax accumulated other comprehensive loss	$ 567.1	$ 62.4	$ 629.5	$ 377.5	$ 50.6	$ 428.1
Components of net periodic benefit cost
Service cost	$ 39.3	$ 4.7	$ 44.0	$ 39.3	$ 6.3	$ 45.6
Interest cost	91.7	16.8	108.5	88.2	17.5	105.7
Expected return on plan assets	(114.4)	—	(114.4)	(98.4)	—	(98.4)
Amortization of prior service cost benefit	(6.5)	(3.2)	(9.7)	(6.6)	(3.5)	(10.1)
Recognized net actuarial loss	61.1	4.6	65.7	62.5	5.1	67.6
Amount recognized due to special events	(0.9)	(0.5)	(1.4)	(0.6)	(0.3)	(0.9)
Net periodic benefit cost	$ 70.3	$ 22.4	$ 92.7	$ 84.4	$ 25.1	$ 109.5
Other changes recognized in accumulated other comprehensive (income) loss
Net actuarial (gain) loss	$ 243.3	$ 12.7	$ 256.0	$ (28.4)	$ 0.9	$ (27.5)
Prior service benefit	—	—	—	—	—	—
Amortization of net loss	(61.1)	(4.6)	(65.7)	(62.5)	(5.1)	(67.6)
Amortization of prior service cost benefit	7.3	3.8	11.1	7.3	3.7	11.0
Total recognized in pre-tax accumulated other comprehensive (income) loss	$ 189.5	$ 11.9	$ 201.4	$ (83.6)	$ (0.5)	$ (84.1)
Total recognized in net periodic benefit cost and pre-tax accumulated other comprehensive loss	$ 259.8	$ 34.3	$ 294.1	$ 0.8	$ 24.6	$ 25.4

            In addition, we have defined contribution plans that are generally available to all U.S. employees and agents. Eligible participants could not contribute more than $16,500 of their compensation to the plans in 2011. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced, and the 401(k) matching contribution was increased. Employees who were ages 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered Choice Participants.” We match the Grandfathered Choice Participant's contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we match the participant's contributions at a 75% contribution rate up to a maximum of 6% of the participant's compensation. The defined contribution plans allow employees to choose among various investment options, including PFG common stock. We contributed $36.3 million, $35.7 million and $33.9 million in 2011, 2010 and 2009, respectively, to our qualified defined contribution plans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12.  Employee and Agent Benefits — (continued)

            We also have nonqualified deferred compensation plans available to select employees and agents that allow them to defer compensation amounts in excess of limits imposed by federal tax law with respect to the qualified plans. In 2011, we matched the Grandfathered Choice Participant's deferral at a 50% match deferral rate up to a maximum matching deferral of 3% of the participant's compensation. For all other participants, we matched the participant's deferral at a 75% match deferral rate up to a maximum matching deferral of 6% of the participant's compensation. We contributed $3.5 million, $2.8 million and $4.6 million in 2011, 2010 and 2009, respectively, to our nonqualified deferred compensation plans.

13.  Contingencies, Guarantees and Indemnifications

Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, life, health and disability insurance. Some of the lawsuits may be class actions, or purport to be, and some may include claims for unspecified or substantial punitive and treble damages.

We may discuss such litigation in one of three ways. We accrue a charge to income and disclose legal matters for which the chance of loss is probable and for which the amount of loss can be reasonably estimated. We may disclose contingencies for which the chance of loss is reasonably possible, and provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. Finally, we may voluntarily disclose loss contingencies for which the chance of loss is remote in order to provide information concerning matters that potentially expose us to possible losses.

In addition, regulatory bodies such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, the Department of Labor and other regulatory agencies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit in the United States District Court for the Southern District of Illinois against us. Our motion to transfer venue was granted and the case is now pending in the Southern District of Iowa. The complaint alleged, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately disclose, to employers or plan participants the fact that we receive “revenue sharing fees from mutual funds that are included in its pre-packaged 401(k) plans” and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. Plaintiff further alleged that these acts constitute prohibited transactions under ERISA. Plaintiff sought to certify a class of all retirement plans to which we were a service provider and for which we received and retained “revenue sharing” fees from mutual funds. On August 27, 2008, the plaintiff's motion for class certification was denied. On June 13, 2011, the court entered a consent judgment resolving the claims of the plaintiff. On July 12, 2011, plaintiff filed a notice of appeal related to the issue of the denial of class certification. We continue to aggressively defend the lawsuit.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13.  Contingencies, Guarantees and Indemnifications — (continued)

On October 28, 2009, Judith Curran filed a derivative action lawsuit on behalf of Principal Funds, Inc. Strategic Asset Management Portfolios in the United States District Court for the Southern District of Iowa against Principal Management Corporation, Principal Global Investors, LLC, and Principal Funds Distributor, Inc. (the “Curran Defendants”). The lawsuit alleges the Curran Defendants breached their fiduciary duty under Section 36(b) of the Investment Company Act by charging advisory fees and distribution fees that were excessive. The Curran Defendants filed a motion to dismiss the case on January 29, 2010. That motion was granted in part and overruled in part. Principal Global Investors, LLC was dismissed from the suit. The remaining Curran Defendants are aggressively defending the lawsuit.

On December 2, 2009 and December 4, 2009, two plaintiffs, Cruise and Mullaney, each filed putative class action lawsuits in the United States District Court for the Southern District of New York against us, PFG, Principal Global Investors, LLC, and Principal Real Estate Investors, LLC (the “Cruise/Mullaney Defendants”). The lawsuits alleged the Cruise/Mullaney Defendants failed to manage the Principal U.S. Property Separate Account (“PUSPSA”) in the best interests of investors, improperly imposed a “withdrawal freeze” on September 26, 2008, and instituted a “withdrawal queue” to honor withdrawal requests as sufficient liquidity became available. Plaintiffs allege these actions constitute a breach of fiduciary duties under ERISA. Plaintiffs seek to certify a class including all qualified ERISA plans and the participants of those plans that invested in PUSPSA between September 26, 2008, and the present that have suffered losses caused by the queue. The two lawsuits, as well as two subsequently filed complaints asserting similar claims, have been consolidated and are now known as In re Principal U.S. Property Account Litigation. On April 22, 2010, an order was entered granting the motion made by the Cruise/Mullaney Defendants for change of venue to the United States District Court for the Southern District of Iowa. Plaintiffs filed an Amended Consolidated Complaint adding five new plaintiffs on November 22, 2010, and the Cruise/Mullaney Defendants moved to dismiss the amended complaint. The court denied the Cruise/Mullaney Defendants’ motion to dismiss on May 17, 2011. The Cruise/Mullaney Defendants are aggressively defending the lawsuit.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe that any such matter will have a material adverse effect on our business or financial position. As of December 31, 2011, there were no estimated losses accrued related to the legal matters discussed above because we believe the loss from these matters is not probable and cannot be reasonably estimated.

We believe all of the litigation contingencies discussed above involve a chance of loss that is either remote or reasonably possible. All of these matters involve unspecified claim amounts, in which the respective plaintiffs seek an indeterminate amount of damages. To the extent such matters present a reasonably possible chance of loss, we are not able to estimate the possible loss or range of loss associated therewith.

The outcome of such matters is always uncertain, and unforeseen results can occur. It is possible that such outcomes could require us to pay damages or make other expenditures or establish accruals in amounts that we could not estimate at December 31, 2011.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13.  Contingencies, Guarantees and Indemnifications — (continued)

Guarantees and Indemnifications

            In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2011, was approximately $150.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2011 and 2010, the liability balance for guaranty fund assessments, which is not discounted, was $38.7 million and $14.5 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2011 and 2010, $22.6 million and $6.9 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13.  Contingencies, Guarantees and Indemnifications — (continued)

Operating Leases

            As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2011, 2010 and 2009, respectively, was $43.6 million, $45.0 million and $47.8 million.

            The following represents payments due by period for operating lease obligations (in millions):

Year ending December 31:
2012	$ 37.7
2013	28.4
2014	24.3
2015	18.9
2016	10.4
2017 and thereafter	56.1
Total operating lease obligations	175.8
Less: Future sublease rental income on noncancelable leases	3.2
Total future minimum lease payments	$ 172.6

Capital Leases

We lease hardware storage equipment under capital leases. As of December 31, 2011 and 2010, these leases had a gross asset balance of $24.4 million and $17.4 million and accumulated depreciation of $13.7 million and $13.4 million, respectively. Depreciation expense for the years ended December 31, 2011, 2010 and 2009 was $4.4 million, $4.2 million and $5.2 million, respectively.

            The following represents future minimum lease payments due by period for capital lease obligations (in millions).

Year ending December 31:
2012	$ 4.3
2013	3.5
2014	3.1
2015	0.5
Total	11.4
Less: Amounts representing interest	0.5
Net present value of minimum lease payments	$ 10.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14.  Stockholder’s Equity

Accumulated Other Comprehensive Income (Loss)

            Comprehensive income includes all changes in stockholder’s equity during a period except those resulting from investments by our stockholder and distributions to our stockholder.

            The components of accumulated other comprehensive income (loss) were as follows:

	Net unrealized losses on available‑for‑sale securities	Net unrealized gains on derivative instruments	Foreign currency translation adjustment	Unrecognized postretirement benefit obligations	Accumulated other comprehensive loss
	(in millions)
Balances at January 1, 2009	$ (4,254.9)	$ 102.6	$ (18.0)	$ (567.3)	$ (4,737.6)
Net change in unrealized losses on fixed maturities, available‑for‑sale	6,548.5	—	—	—	6,548.5
Net change in noncredit component of impairment losses on fixed maturities, available-for-sale	(260.9)	—	—	—	(260.9)
Net change in unrealized losses on equity securities, available‑for‑sale	47.8	—	—	—	47.8
Net change in unrealized losses on equity method subsidiaries and noncontrolling interest adjustments	29.6	—	—	—	29.6
Adjustments for assumed changes in amortization pattern	(963.3)	—	—	—	(963.3)
Net change in unrealized gains on derivative instruments	—	(66.4)	—	—	(66.4)
Change in net foreign currency translation adjustment	—	—	33.2	—	33.2
Change in unrecognized postretirement benefit obligations	—	—	—	263.3	263.3
Cumulative effect of reclassifying noncredit component of previously recognized impairment losses on fixed maturities, available-for-sale, net	(9.9)	—	—	—	(9.9)
Net change in provision for deferred income tax benefit (expense)	(1,890.6)	23.3	(11.6)	(92.2)	(1,971.1)
Balances at December 31, 2009	$ (753.7)	$ 59.5	$ 3.6	$ (396.2)	$ (1,086.8)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14.  Stockholder’s Equity — (continued)

	Net unrealized gains (losses) on available‑for‑sale securities	Net unrealized gains on derivative instruments	Foreign currency translation adjustment	Unrecognized postretirement benefit obligations	Accumulated other comprehensive income (loss)
	(in millions)
Balances at January 1, 2010	$ (753.7)	$ 59.5	$ 3.6	$ (396.2)	$ (1,086.8)
Net change in unrealized losses on fixed maturities, available‑for‑sale	2,138.0	—	—	—	2,138.0
Net change in noncredit component of impairment losses on fixed maturities, available-for-sale	(56.1)	—	—	—	(56.1)
Net change in unrealized losses on equity securities, available‑for‑sale	6.8	—	—	—	6.8
Net change in unrealized losses on equity method subsidiaries and noncontrolling interest adjustments	(28.3)	—	—	—	(28.3)
Adjustments for assumed changes in amortization pattern	(488.0)	—	—	—	(488.0)
Net change in unrealized gains on derivative instruments	—	32.0	—	—	32.0
Change in net foreign currency translation adjustment	—	—	(7.1)	—	(7.1)
Change in unrecognized postretirement benefit obligations	—	—	—	320.0	320.0
Cumulative effect of implementation of accounting change related to variable interest entities, net	10.7	—	—	—	10.7
Cumulative effect of electing fair value option for fixed maturities upon implementation of accounting change related to embedded credit derivatives, net	25.4	—	—	—	25.4
Net change in provision for deferred income tax benefit (expense)	(550.5)	(11.2)	2.5	(112.0)	(671.2)
Balances at December 31, 2010	$ 304.3	$ 80.3	$ (1.0)	$ (188.2)	$ 195.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14.  Stockholder’s Equity — (continued)

	Net unrealized gains on available‑for‑sale securities	Net unrealized gains on derivative instruments	Foreign currency translation adjustment	Unrecognized postretirement benefit obligations	Accumulated other comprehensive income
	(in millions)
Balances at January 1, 2011	$ 304.3	$ 80.3	$ (1.0)	$ (188.2)	$ 195.4
Net change in unrealized gains on fixed maturities, available‑for‑sale	687.5	—	—	—	687.5
Net change in noncredit component of impairment losses on fixed maturities, available-for-sale	52.3	—	—	—	52.3
Net change in unrealized gains on equity securities, available‑for‑sale	12.1	—	—	—	12.1
Net change in unrealized gains on equity method subsidiaries and noncontrolling interest adjustments	17.5	—	—	—	17.5
Adjustments for assumed changes in amortization pattern	(167.6)	—	—	—	(167.6)
Adjustment for assumed changes in policyholder liabilities	(278.0)	—	—	—	(278.0)
Net change in unrealized gains on derivative instruments	—	55.0	—	—	55.0
Change in net foreign currency translation adjustment	—	—	20.2	—	20.2
Change in unrecognized postretirement benefit obligations	—	—	—	(266.0)	(266.0)
Net change in provision for deferred income tax benefit (expense)	(117.3)	(19.2)	(7.0)	93.1	(50.4)
Balances at December 31, 2011	$ 510.8	$ 116.1	$ 12.2	$ (361.1)	$ 278.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14.  Stockholder’s Equity — (continued)

The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Unrealized gains on available‑for‑sale securities and derivative instruments, as reported	$ 242.3	$ 1,078.8	$ 3,458.1
Adjustment for realized losses on available‑for‑sale securities and derivative instruments included in net income	(110.9)	(142.1)	(221.9)
Unrealized gains on available‑for‑sale securities and derivative instruments arising during the year	$ 131.4	$ 936.7	$ 3,236.2

            The above table includes unrealized gains (losses) on available-for-sale securities and derivatives in cash flow hedge relationships net of adjustments related to DPAC, sales inducements, unearned revenue reserves, changes in policyholder benefits and claims and applicable income taxes.

Dividend Limitations

            Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. In general, the current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2011 statutory results, we could pay approximately $507.7 million in stockholder dividends in 2012 without exceeding the statutory limitation.

15.  Fair Value Measurements

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type insurance contracts, are excluded from these fair value disclosure requirements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Fair Value of Financial Instruments

The carrying value and estimated fair value of financial instruments were as follows:

	December 31, 2011		December 31, 2010
	Carrying amount	Fair value	Carrying amount	Fair value
	(in millions)
Assets (liabilities)
Fixed maturities, available‑for‑sale	$ 45,877.3	$ 45,877.3	$ 45,184.8	$ 45,184.8
Fixed maturities, trading	511.5	511.5	606.9	606.9
Equity securities, available‑for‑sale	73.5	73.5	165.9	165.9
Equity securities, trading	312.8	312.8	258.3	258.3
Mortgage loans	10,132.0	10,619.4	10,477.1	10,540.3
Policy loans	859.2	1,088.4	878.3	986.6
Other investments	357.2	357.2	271.7	271.7
Cash and cash equivalents	2,454.9	2,454.9	1,546.8	1,546.8
Derivative assets	1,155.4	1,155.4	1,058.5	1,058.5
Separate account assets	61,615.1	61,615.1	62,738.4	62,738.4
Investment‑type insurance contracts	(32,578.9)	(32,404.5)	(32,717.8)	(32,826.2)
Short‑term debt	(263.7)	(263.7)	(294.4)	(294.4)
Long‑term debt	(119.9)	(138.9)	(120.4)	(130.7)
Separate account liabilities	(54,429.2)	(53,614.9)	(55,864.5)	(54,989.5)
Derivative liabilities	(1,519.5)	(1,519.5)	(1,274.5)	(1,274.5)
Bank deposits	(2,142.8)	(2,150.2)	(2,161.2)	(2,172.9)
Cash collateral payable	(222.5)	(222.5)	(219.9)	(219.9)
Other liabilities	(225.3)	(225.3)	(250.3)	(250.3)

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•         Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities. Our Level 1 assets and liabilities primarily include exchange traded equity securities, mutual funds and U.S. Treasury bonds.

•         Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Our Level 2 assets and liabilities primarily include fixed maturities (including public and private bonds), equity securities, over-the-counter derivatives and other investments for which public quotations are not available but that are priced by third-party pricing services or internal models using substantially all observable inputs.

•         Level 3 – Fair values are based on significant unobservable inputs for the asset or liability. Our Level 3 assets and liabilities include certain fixed maturities, private equity securities, real estate and commercial mortgage loan investments of our separate accounts, commercial mortgage loan investments and obligations of consolidated VIEs for which the fair value option was elected, complex derivatives and embedded derivatives that are priced using broker quotes or other valuation methods that utilize at least one significant unobservable input.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Determination of Fair Value

The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis or disclosed at fair value. The techniques utilized in estimating the fair values of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Fair value estimates are made based on available market information and judgments about the financial instrument at a specific point in time. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2011.

Fixed Maturities

Fixed maturities include bonds, ABS, redeemable preferred stock and certain nonredeemable preferred stock. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.

When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds where quoted market prices are not available, for which a matrix pricing valuation approach is used. In this approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data from the investment professionals assigned to specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may actually be impacted by company specific factors.

If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available, which are reflected in Level 3 and can include fixed maturities across all asset classes. As of December 31, 2011, less than 1% of our fixed maturities were valued using internal pricing models, which were classified as Level 3 assets accordingly.

The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

U.S. Government and Agencies/Non-U.S. Governments. Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.

State and Political Subdivisions. Inputs include Municipal Securities Rulemaking Board reported trades, U.S. Treasury and other benchmark curves, material event notices, new issue data and obligor credit ratings.

Corporate. Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current U.S. Treasury curve and risk spreads based on sector, rating and average life of the issuance.

RMBS, CMBS, CDOs and Other Debt Obligations. Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.

Equity Securities

Equity securities include mutual funds, common stock and nonredeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level 1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices, which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.

Mortgage Loans

Mortgage loans are not measured at fair value on a recurring basis. Fair values of commercial and residential mortgage loans are primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflects credit quality and maturity of the loans. The risk spread is based on market clearing levels for loans with comparable credit quality, maturities and risk. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral less cost to sell, which is estimated using appraised values.

Policy Loans

Policy loans are not measured at fair value on a recurring basis. Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S. Treasury curve.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in Level 1. Exchange-traded derivatives include interest rate and equity futures that are settled daily such that their fair value is not reflected in the consolidated statements of financial position. The fair values of over-the-counter derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our over-the-counter derivatives are valued with models that use market observable inputs, which are reflected in Level 2. Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices, and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves, and appropriate implied volatilities. Certain over-the-counter derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.

Our derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the LIBOR interest rate curve to value our positions, which includes a credit spread. This credit spread incorporates an appropriate level of nonperformance risk into our valuations given the current ratings of our counterparties, as well as the collateral agreements in place. Counterparty credit risk is routinely monitored to ensure our adjustment for non-performance risk is appropriate.

Interest Rate Contracts. We use discounted cash flow valuation techniques to determine the fair value of interest rate swaps using observable swap curves as the inputs. These are reflected in Level 2. In addition, we have a limited number of complex inflation-linked interest rate swaps and interest rate collars that are valued using broker quotes. These are reflected in Level 3. We use option pricing models to determine the fair value of swaptions using observable swap interest rate curves and observable implied volatilities as inputs.

Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. In addition, we have a limited number of non-standard currency swaps that are valued using broker quotes. These are reflected within Level 3.

Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. These are reflected in Level 2. In addition, we have a limited number of total return swaps that are valued based on the observable quoted price of the underlying equity index. These are reflected in Level 2.

Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs or broker prices to determine the fair value of credit default swaps. These are reflected in Level 3.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Other Investments

Other investments reported at fair value primarily include seed money investments, for which the fair value is determined using the net asset value of the fund. The net asset value of the fund represents the price at which we feel we would be able to initiate a transaction. Seed money investments in mutual funds for which the net asset value is published are reflected in Level 1. Seed money investments in mutual funds or other investment funds in markets that do not have a published net asset value are reflected in Level 2.

Other investments reported at fair value also include commercial mortgage loans of consolidated VIEs for which the fair value option was elected, which are reflected in Level 3. Fair value of these commercial mortgage loans is computed utilizing a discount rate based on the current market. The market discount rate is then adjusted based on various factors that differentiate it from our pool of loans.

The carrying amounts of other assets classified as other investments in the accompanying consolidated statements of financial position, which are not measured at fair value on a recurring basis, approximate their fair values.

Cash and Cash Equivalents

Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of less than three months. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.

The carrying amounts of cash and cash equivalents that are not reported at fair value on a recurring basis approximate their fair value.

Separate Account Assets

Separate account assets include equity securities, debt securities and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. In addition, each property is appraised annually by an independent appraiser. The real estate within the separate accounts is reflected in Level 3.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Investment-Type Insurance Contracts

Investment-type insurance contracts are not measured at fair value on a recurring basis. The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates, including non-performance risk, being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed.

Certain annuity contracts and other investment-type insurance contracts include embedded derivatives that have been bifurcated from the host contract and that are measured at fair value on a recurring basis, which are reflected in Level 3. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse, mortality, utilization and withdrawal patterns). They are valued using a combination of historical data and actuarial judgment. Stochastic models are used to value the embedded derivatives that incorporate a spread reflecting our own creditworthiness and risk margins.

The assumption for our own non-performance risk for investment-type insurance contracts and any embedded derivatives bifurcated from certain annuity and investment-type insurance contracts is based on the current market credit spreads for debt-like instruments that we have issued and are available in the market.

Short-Term Debt

Short-term debt is not measured at fair value on a recurring basis. The carrying amount of short-term debt approximates its fair value because of the relatively short time between origination of the debt instrument and its maturity.

Long-Term Debt

Long-term debt is not measured at fair value on a recurring basis. Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

Separate Account Liabilities

Separate account liabilities are not measured at fair value on a recurring basis. Fair values of separate account liabilities, excluding insurance-related elements, are estimated based on market assumptions around what a potential acquirer would pay for the associated block of business, including both the separate account assets and liabilities. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities. To compute fair value, the separate account liabilities are originally set to equal separate account assets because these are pass-through contracts. The separate account liabilities are reduced by the amount of future fees expected to be collected that are intended to offset upfront acquisition costs already incurred that a potential acquirer would not have to pay. The estimated future fees are adjusted by an adverse deviation discount and the amount is then discounted at a risk-free rate as measured by the yield on U.S. Treasury securities at maturities aligned with the estimated timing of fee collection.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Bank Deposits

Bank deposits are not measured at fair value on a recurring basis. The fair value of deposits of our Principal Bank subsidiary with no stated maturity, such as demand deposits, savings, and interest-bearing demand accounts, is equal to the amount payable on demand (i.e., their carrying amounts). The fair value of certificates of deposit is based on the discounted value of contractual cash flows. The discount is estimated using the rates currently offered for deposits of similar remaining maturities.

Cash Collateral Payable

Cash collateral payable is not measured at fair value on a recurring basis. The carrying amount of the payable associated with our obligation to return cash collateral received under derivative credit support annex (collateral) agreements approximate its fair value.

Other Liabilities

Certain obligations reported in other liabilities include embedded derivatives to deliver underlying securities of structured investments to third parties. The fair value of the embedded derivatives is calculated based on the value of the underlying securities that are valued based on prices obtained from third party pricing vendors as utilized and described in our discussion of how fair value is determined for fixed maturities, which are reflected in Level 2.

Additionally, obligations of consolidated VIEs for which the fair value option was elected are included in other liabilities. These obligations are valued either based on prices obtained from third party pricing vendors as utilized and described in our discussion of how fair value is determined for fixed maturities, which are reflected in Level 2, or broker quotes, which are reflected in Level 3.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Assets and liabilities measured at fair value on a recurring basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

	As of December 31, 2011
	Assets / (liabilities)	Fair value hierarchy level
	measured at fair value	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 753.1	$ 10.5	$ 742.6	$ —
Non-U.S. governments	676.2	—	676.2	—
States and political subdivisions	2,882.7	—	2,882.7	—
Corporate	30,926.9	87.5	30,600.2	239.2
Residential mortgage-backed securities	3,315.7	—	3,315.7	—
Commercial mortgage-backed securities	3,413.7	—	3,413.7	—
Collateralized debt obligations	338.8	—	236.3	102.5
Other debt obligations	3,570.2	—	3,542.9	27.3
Total fixed maturities, available-for-sale	45,877.3	98.0	45,410.3	369.0
Fixed maturities, trading	511.5	1.9	288.8	220.8
Equity securities, available-for-sale	73.5	55.5	—	18.0
Equity securities, trading	312.8	208.0	104.8	—
Derivative assets (1)	1,155.4	—	1,096.4	59.0
Other investments (2)	206.2	10.5	98.2	97.5
Cash equivalents (3)	1,040.3	405.4	634.9	—
Sub-total excluding separate account assets	49,177.0	779.3	47,633.4	764.3

Separate account assets	61,615.1	48,351.0	9,215.1	4,049.0
Total assets	$ 110,792.1	$ 49,130.3	$ 56,848.5	$ 4,813.3

Liabilities
Investment-type insurance contracts (4)	$ (171.8)	$ —	$ —	$ (171.8)
Derivative liabilities (1)	(1,519.5)	—	(1,342.4)	(177.1)
Other liabilities (4)	(225.3)	—	(201.1)	(24.2)
Total liabilities	$ (1,916.6)	$ —	$ (1,543.5)	$ (373.1)

Net assets (liabilities)	$ 108,875.5	$ 49,130.3	$ 55,305.0	$ 4,440.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

	As of December 31, 2010
	Assets / (liabilities)	Fair value hierarchy level
	measured at fair value	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 549.7	$ 15.0	$ 534.7	$ —
Non-U.S. governments	424.2	—	424.2	—
States and political subdivisions	2,656.4	—	2,656.4	—
Corporate	31,141.2	95.4	30,531.9	513.9
Residential mortgage-backed securities	3,164.0	—	3,164.0	—
Commercial mortgage-backed securities	3,842.2	—	3,826.0	16.2
Collateralized debt obligations	293.0	—	183.7	109.3
Other debt obligations	3,114.1	—	3,025.3	88.8
Total fixed maturities, available-for-sale	45,184.8	110.4	44,346.2	728.2
Fixed maturities, trading	606.9	—	337.8	269.1
Equity securities, available-for-sale	165.9	122.7	—	43.2
Equity securities, trading	258.3	162.2	96.1	—
Derivative assets (1)	1,058.5	—	1,025.2	33.3
Other investments (2)	198.0	1.4	68.3	128.3
Cash equivalents (3)	659.1	210.4	448.7	—
Sub-total excluding separate account assets	48,131.5	607.1	46,322.3	1,202.1

Separate account assets	62,738.4	49,789.3	9,311.0	3,638.1
Total assets	$ 110,869.9	$ 50,396.4	$ 55,633.3	$ 4,840.2

Liabilities
Investment-type insurance contracts (4)	$ 7.4	$ —	$ —	$ 7.4
Derivative liabilities (1)	(1,274.5)	—	(1,093.0)	(181.5)
Other liabilities (4)	(250.3)	—	(93.5)	(156.8)
Total liabilities	$ (1,517.4)	$ —	$ (1,186.5)	$ (330.9)

Net assets (liabilities)	$ 109,352.5	$ 50,396.4	$ 54,446.8	$ 4,509.3

(1)     Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. Refer to Note 6, Derivative Financial Instruments, for further information on fair value by class of derivative instruments. Our derivatives are primarily Level 2, with the exception of certain credit default swaps and other swaps that are Level 3.

(2)     Primarily includes seed money investments and commercial mortgage loans of consolidated VIEs reported at fair value.

(3)     Includes money market instruments and short-term investments with a maturity date of three months or less when purchased.

(4)     Includes bifurcated embedded derivatives that are reported at fair value within the same line item in the consolidated statements of financial position in which the host contract is reported. Other liabilities also include obligations of consolidated VIEs reported at fair value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15.  Fair Value Measurements — (continued)

Changes in Level 3 fair value measurements

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) are summarized as follows:

	For the year ended December 31, 2011							Changes in unrealized gains (losses) included in net income relating to positions still held (1)
	Beginning asset / (liability) balance as of December 31, 2010	Total realized/unrealized gains (losses)		Purchases, sales, issuances and settlements(5)	Transfers into Level 3	Transfers out of Level 3	Ending asset / (liability) balance as of December 31, 2011
		Included in net income (1)	Included in other comprehensive income
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$ 513.9	$ (4.4)	$ (17.7)	$ (55.0)	$ 86.4	$ (284.0)	$ 239.2	$ 0.3
Commercial mortgage-backed securities	16.2	(3.7)	5.1	(10.5)	—	(7.1)	—	—
Collateralized debt obligations	109.3	(19.6)	13.8	0.3	—	(1.3)	102.5	(9.3)
Other debt obligations	88.8	0.1	(1.1)	(30.5)	9.0	(39.0)	27.3	—
Total fixed maturities, available-for-sale	728.2	(27.6)	0.1	(95.7)	95.4	(331.4)	369.0	(9.0)
Fixed maturities, trading	269.1	(16.6)	—	(27.2)	20.5	(25.0)	220.8	(15.8)
Equity securities, available-for-sale	43.2	(6.1)	12.0	(28.0)	13.0	(16.1)	18.0	(4.5)
Derivative assets	33.3	37.8	(0.1)	(12.0)	—	—	59.0	34.8
Other investments	128.3	(2.5)	—	(28.3)	—	—	97.5	(2.6)
Separate account assets (2)	3,638.1	407.3	—	72.4	13.5	(82.3)	4,049.0	401.7

Liabilities
Investment-type insurance contracts	7.4	(190.4)	—	11.2	—	—	(171.8)	(190.9)
Derivative liabilities	(181.5)	(14.2)	0.2	18.4	—	—	(177.1)	(8.4)
Other liabilities (3)	(156.8)	(1.2)	13.4	(15.9)	—	136.3	(24.2)	(1.1)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15.  Fair Value Measurements — (continued)

	For the year ended December 31, 2010							Changes in unrealized gains (losses) included in net income relating to positions still held (1)
	Beginning asset / (liability) balance as of December 31, 2009	Total realized/unrealized gains (losses)		Purchases, sales, issuances and settlements(4)	Transfers into Level 3	Transfers out of Level 3	Ending asset / (liability) balance as of December 31, 2010
		Included in net income (1)	Included in other comprehensive income
	(in millions)
Assets
Fixed maturities, available-for-sale:
State and political subdivisions	$ 11.5	$ —	$ 1.0	$ —	$ 11.5	$ (24.0)	$ —	$ —
Corporate	663.7	(1.2)	26.9	(155.9)	152.2	(171.8)	513.9	(2.1)
Commercial mortgage-backed securities	34.3	(0.1)	1.0	11.2	—	(30.2)	16.2	(0.1)
Collateralized debt obligations	296.8	(14.9)	40.0	(125.2)	0.9	(88.3)	109.3	(1.9)
Other debt obligations	76.6	—	4.5	36.9	32.9	(62.1)	88.8	—
Total fixed maturities, available-for-sale	1,082.9	(16.2)	73.4	(233.0)	197.5	(376.4)	728.2	(4.1)
Fixed maturities, trading	63.5	13.5	—	194.1	—	(2.0)	269.1	13.2
Equity securities, available-for-sale	71.7	2.6	(8.2)	(21.4)	0.1	(1.6)	43.2	3.3
Derivative assets	54.4	(18.3)	(0.1)	(2.7)	—	—	33.3	(17.1)
Other investments	—	25.9	—	102.4	—	—	128.3	25.9
Separate account assets (2)	3,997.0	305.9	—	(576.2)	28.5	(117.1)	3,638.1	250.9

Liabilities
Investment-type insurance contracts	(17.1)	(0.7)	—	25.2	—	—	7.4	(1.1)
Derivative liabilities	(93.7)	9.9	(1.4)	(96.3)	—	—	(181.5)	8.0
Other liabilities (3)	(89.1)	9.3	(28.3)	(48.7)	—	—	(156.8)	2.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15.  Fair Value Measurements — (continued)

	For the year ended December 31, 2009						Changes in
	Beginning asset / (liability) balance as of December 31, 2008	Total realized/unrealized gains (losses)		Purchases, sales, issuances and settlements	Transfers in (out) of Level 3	Ending asset / (liability) balance as of December 31, 2009	unrealized gains (losses) included in net income relating to positions still held (1)
		Included in net income (1)	Included in other comprehensive income
	(in millions)
Assets
Fixed maturities, available-for-sale
Non-U.S. governments	$ 33.6	$ (10.2)	$ 2.6	$ (26.0)	$ —	$ —	$ —
State and political subdivisions	—	—	1.3	—	10.2	11.5	—
Corporate	725.5	(25.9)	159.4	(382.9)	187.6	663.7	(31.5)
Commercial mortgage-backed securities	58.0	(0.3)	9.8	(12.1)	(21.1)	34.3	—
Collateralized debt obligations	236.8	(63.9)	150.4	(10.6)	(15.9)	296.8	(63.5)
Other debt obligations	82.1	(2.1)	17.4	25.9	(46.7)	76.6	—
Total fixed maturities, available-for-sale	1,136.0	(102.4)	340.9	(405.7)	114.1	1,082.9	(95.0)
Fixed maturities, trading	60.7	13.0	—	—	(10.2)	63.5	13.1
Equity securities, available-for-sale	56.2	(0.2)	30.3	(43.7)	29.1	71.7	(2.0)
Derivative assets	100.7	(43.6)	(0.2)	(2.5)	—	54.4	(30.5)
Separate account assets (2)	5,892.6	(1,577.4)	—	(290.2)	(28.0)	3,997.0	(1,464.2)

Liabilities
Investment-type insurance contracts	(39.9)	(3.0)	—	25.8	—	(17.1)	(3.0)
Derivative liabilities	(266.9)	141.4	7.2	24.6	—	(93.7)	88.8
Other liabilities (3)	(103.8)	—	33.2	(18.5)	—	(89.1)	—

(1)     Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations. Realized and unrealized gains (losses) on certain fixed maturities, trading and certain derivatives used in relation to certain trading portfolios are reported in net investment income within the consolidated statements of operations.

(2)     Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

(3)     Certain embedded derivatives reported in other liabilities are part of a cash flow hedge, with the effective portion of the unrealized gains (losses) recorded in AOCI.

(4)     As a result of our implementation of new authoritative guidance related to the accounting for VIEs effective January 1, 2010, certain previously unconsolidated VIEs were consolidated and certain previously consolidated VIEs were deconsolidated. The fair value of the Level 3 assets and liabilities of the newly consolidated and deconsolidated VIEs is primarily included in fixed maturities, trading; other investments; derivative liabilities and other liabilities. As a result of our implementation of new authoritative guidance related to the accounting for embedded credit derivatives effective July 1, 2010, we reclassified certain fixed maturities from available-for-sale to trading.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15.  Fair Value Measurements — (continued)

(5)     Gross purchases, sales, issuances and settlements were:

	For the year ended December 31, 2011
	Purchases	Sales	Issuances	Settlements	Net purchases, sales, issuances and settlements

	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$ 7.3	$ (24.0)	$ —	$ (38.3)	$ (55.0)
Commercial mortgage-backed securities	—	(10.5)	—	—	(10.5)
Collateralized debt obligations	1.3	(0.4)	—	(0.6)	0.3
Other debt obligations	—	—	—	(30.5)	(30.5)
Total fixed maturities, available-for-sale	8.6	(34.9)	—	(69.4)	(95.7)
Fixed maturities, trading	10.0	(8.7)	—	(28.5)	(27.2)
Equity securities, available-for-sale	0.3	(28.3)	—	—	(28.0)
Derivative assets	4.8	(16.8)	—	—	(12.0)
Other investments	—	—	—	(28.3)	(28.3)
Separate account assets	182.2	(47.8)	—	(62.0)	72.4

Liabilities
Investment-type insurance contracts	—	—	9.2	2.0	11.2
Derivative liabilities	(10.0)	28.4	—	—	18.4
Other liabilities	(2.1)	—	—	(13.8)	(15.9)

Transfers

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Assets transferred into Level 3 during 2011, 2010 and 2009 were $142.4 million, $226.1 million and $518.6 million, respectively. The majority of assets transferred into Level 3 primarily include those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor and, to a lesser extent, assets added to our “watch list” that were previously priced using a matrix pricing valuation approach that may no longer be relevant when applied to asset-specific situations.

Assets transferred out of Level 3 during 2011, 2010 and 2009 were $454.8 million, $497.1 million and $413.6 million, respectively, and liabilities transferred out of Level 3 during 2011 were $136.3 million. The majority of assets that transferred out of Level 3 and the liabilities that transferred out of Level 3 include those for which we are now able to obtain pricing from a recognized third party pricing vendor.

We had significant transfers of separate account assets between Level 1 and Level 2, primarily related to foreign equity securities. When these securities are valued at the local close price of the exchange where the assets traded, they are reflected in Level 1. When events materially affecting the value occur between the close of the local exchange and the New York Stock Exchange, we use adjusted prices determined by a third party pricing vendor to update the foreign market closing prices and the fair value is reflected in Level 2. During 2011 and 2010, $2,796.1 million and $6,600.6 million, respectively, of separate account assets transferred out of Level 2 into Level 1. During 2011 and 2010, $3,595.9 million and $3,128.3 million, respectively, of separate account assets transferred out of Level 1 into Level 2.

Other transfers into and out of Level 2 during 2011 and 2010 primarily included those that transferred out of and into Level 3, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15.  Fair Value Measurements — (continued)

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis. During 2011, mortgage loans had been marked to fair value of $201.7 million. The net impact of impairments and improvements in estimated fair value of previously impaired loans resulted in a net loss of $31.3 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve at least one significant unobservable input.

During 2011, certain mortgage servicing rights had been marked to fair value of $4.4 million. The net impact of impairments and subsequent improvements in estimated fair value of previously impaired mortgage servicing rights resulted in a net loss of $1.1 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans.

During 2010, certain mortgage loans had been impaired or written down to fair value of $245.3 million. The impairments resulted in a loss of $78.4 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs.

During 2010, certain real estate had been written down to fair value of $1.4 million. This write down resulted in a loss of $0.3 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of real estate is estimated using appraised values that involve significant unobservable inputs.

During 2010, certain mortgage servicing rights had been written down to fair value of $1.0 million, resulting in a charge of $0.6 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans.

During 2010, we impaired goodwill and finite lived intangible assets. See Note 3, Goodwill and Other Intangible Assets, for further details.

During 2009, certain mortgage loans had been written down to fair value of $3.9 million. This write down resulted in a loss of $8.0 million that was recorded in net realized capital gains (losses). These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs.

During 2009, certain real estate had been written down to fair value of $0.9 million. This write down resulted in a loss of $0.8 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of the real estate is estimated using appraised values that involve significant unobservable inputs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15.  Fair Value Measurements — (continued)

Fair Value Option

As a result of our implementation of new authoritative guidance related to the accounting for VIEs effective January 1, 2010, we elected fair value accounting for certain assets and liabilities of newly consolidated VIEs for which it was not practicable for us to determine the carrying value. The fair value option was elected for commercial mortgage loans reported with other investments and obligations reported with other liabilities in the consolidated statements of financial position. The changes in fair value of these items are reported in net realized capital gains (losses) on the consolidated statements of operations.

The fair value and aggregate contractual principal amounts of commercial mortgage loans for which the fair value option has been elected were $97.5 million and $96.1 million as of December 31, 2011, and $128.3 million and $124.4 million as of December 31, 2010, respectively. The change in fair value of the loans resulted in a $(2.6) million and $25.9 million pre-tax gain (loss) for the year ended December 31, 2011 and 2010, respectively, none of which related to instrument-specific credit risk. None of these loans were more than 90 days past due or in nonaccrual status. Interest income on these commercial mortgage loans is included in net investment income on the consolidated statements of operations and is recorded based on the effective interest rates as determined at the closing of the loan. For the years ended December 31, 2011 and 2010, we recorded $8.6 million and $10.5 million, respectively, of interest income on these commercial mortgage loans.

  The fair value and aggregate unpaid principal amounts of obligations for which the fair value option has been elected were $88.4 million and $169.8 million as of December 31, 2011, and $114.5 million and $186.5 million as of December 31, 2010, respectively. For the years ended December 31, 2011 and 2010, the change in fair value of the obligations resulted in a $1.2 million and $(2.9) million pre-tax gain (loss), which includes a pre-tax gain (loss) of $(1.1) million and $3.0 million related to instrument-specific credit risk that is estimated based on credit spreads and quality ratings, respectively. Interest expense recorded on these obligations is included in operating expenses on the consolidated statements of operations and was $6.7 million and $8.9 million for the years ended December 31, 2011 and 2010, respectively.

16.  Statutory Insurance Financial Information

            We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. As of December 31, 2011, our use of prescribed and permitted statutory accounting practices has resulted in higher statutory capital and surplus of $267.4 million relative to the accounting practices and procedures of the NAIC primarily due to a state prescribed practice associated with reinsurance of our term life products and “secondary” or “no lapse” guarantee provisions on our universal life products. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

            Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2011, we meet the minimum RBC requirements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

16.  Statutory Insurance Financial Information - (continued)

            Statutory net income and statutory capital and surplus were as follows:

	As of or for the year ended December 31,
	2011	2010	2009
	(in millions)
Statutory net income	$ 326.8	$ 404.6	$ 42.1
Statutory capital and surplus	4,218.2	4,377.8	4,588.7

17.  Segment Information

            We provide financial products and services through the following segments: Retirement and Investor Services, Principal Global Investors and U.S. Insurance Solutions. In addition, there is a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

            The Retirement and Investor Services segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.

The Principal Global Investors segment provides asset management services to our asset accumulation business, our insurance operations, the Corporate segment and third‑party clients.

The U.S. Insurance Solutions segment provides individual life insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance, group life insurance, wellness services and non-medical fee-for-service claims administration, throughout the United States.

            The Corporate segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate segment primarily reflect our financing activities (including interest expense), income on capital not allocated to other segments, inter‑segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.

Management uses segment operating earnings in goal setting, as a basis for determining employee compensation and in evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized capital gains (losses), as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized capital gains (losses), as adjusted, are net of income taxes, related changes in the amortization pattern of DPAC and sales inducements, recognition of deferred front-end fee revenues for sales charges on retirement and life insurance products and services, amortization of hedge accounting book value adjustments for certain discontinued hedges, net realized capital gains and losses distributed, noncontrolling interest capital gains and losses and certain market value adjustments to fee revenues. Net realized capital gains (losses), as adjusted, exclude periodic settlements and accruals on derivative instruments not designated as hedging instruments and exclude certain market value adjustments of embedded derivatives and realized capital gains (losses) associated with our exited group medical insurance business. Segment operating revenues exclude net realized capital gains (losses) (except periodic settlements and accruals on derivatives not designated as hedging instruments), including their impact on recognition of front-end fee revenues, certain market value adjustments to fee revenues and amortization of hedge accounting book value adjustments for certain discontinued hedges, and revenue from our exited group medical insurance business. Segment operating revenues include operating revenues from real estate properties that qualify for discontinued operations. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

17.  Segment Information — (continued)

the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.

            The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

            The following tables summarize selected financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

	December 31,
	2011	2010
	(in millions)
Assets:
Retirement and Investor Services	$ 108,767.4	$ 109,335.7
Principal Global Investors	1,603.6	1,095.6
U.S. Insurance Solutions	17,727.9	16,524.3
Corporate	3,173.4	3,983.5
Total consolidated assets	$ 131,272.3	$ 130,939.1

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Operating revenues by segment:
Retirement and Investor Services	$ 3,612.2	$ 3,705.0	$ 3,673.7
Principal Global Investors	490.9	432.6	392.8
U.S. Insurance Solutions	2,973.6	2,773.0	2,810.4
Corporate	(78.9)	(82.1)	(94.5)
Total segment operating revenues	6,997.8	6,828.5	6,782.4
Net realized capital losses, net of related revenue adjustments	(192.0)	(381.7)	(522.1)
Exited group medical insurance business	608.3	1,406.8	1,613.6
Terminated commercial mortgage securities issuance operation	—	(0.8)	(0.5)
Total revenues per consolidated statements of operations	$ 7,414.1	$ 7,852.8	$ 7,873.4
Operating earnings (loss) by segment, net of related income taxes:
Retirement and Investor Services	$ 531.2	$ 543.4	$ 485.5
Principal Global Investors	59.6	48.1	33.8
U.S. Insurance Solutions	221.1	193.8	204.0
Corporate	(32.6)	(37.0)	(38.6)
Total segment operating earnings, net of related income taxes	779.3	748.3	684.7
Net realized capital losses, as adjusted (1)	(125.6)	(279.5)	(254.4)
Other after‑tax adjustments (2)	(47.8)	17.1	72.1
Net income attributable to PLIC	$ 605.9	$ 485.9	$ 502.4

(1)   Net realized capital losses, as adjusted, is derived as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Net realized capital losses:
Net realized capital losses	$ (98.7)	$ (288.4)	$ (445.3)
Certain derivative and hedging-related adjustments	(92.6)	(88.4)	(70.9)
Certain market value adjustments to fee revenues	(0.1)	(3.4)	(1.5)
Recognition of front‑end fee revenues	(0.6)	(1.5)	(4.4)
Net realized capital losses, net of related revenue adjustments	(192.0)	(381.7)	(522.1)
Amortization of deferred policy acquisition and sales inducement costs	(33.4)	(26.6)	155.2
Capital gains distributed	(4.3)	(11.3)	(18.8)
Certain market value adjustments of embedded derivatives	65.6	7.2	11.8
Net realized capital (gains) losses associated with exited group medical insurance business	(0.2)	3.0	0.5
Noncontrolling interest capital gains	(31.6)	(11.3)	(18.5)
Income tax effect	70.3	141.2	137.5
Net realized capital losses, as adjusted	$ (125.6)	$ (279.5)	$ (254.4)

(2)     In 2011, other after-tax adjustments included (1) the negative effect resulting from (a) the impact of a court ruling on some uncertain tax positions ($68.9 million), (b) a contribution made to The Principal Financial Group Foundation, Inc. ($19.5 million) and (c) our estimated obligation associated with Executive Life of New York’s liquidation petition ($10.3 million) and (2) the positive effect of gains associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($50.9 million).

In 2010, other after-tax adjustments included (1) the positive effect of gains associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($24.8 million) and (2) the negative effect resulting from: (a) the tax impact of healthcare reform, which eliminates the tax deductibility of retiree prescription drug expenses related to our employees incurred after 2012 ($7.2 million) and (b) losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP ($0.5 million).

In 2009, other after-tax adjustments included the positive effect of gains associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($72.8 million) and the negative effect of losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP ($0.7 million).

            The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Income tax expense by segment:
Retirement and Investor Services	$ 140.4	$ 142.3	$ 127.2
Principal Global Investors	32.5	26.0	18.6
U.S. Insurance Solutions	104.8	91.6	97.8
Corporate	(15.2)	(19.4)	(20.0)
Total segment income taxes from operating earnings	262.5	240.5	223.6
Tax benefit related to net realized capital losses, as adjusted	(70.3)	(141.2)	(137.5)
Tax expense related to other after‑tax adjustments	63.6	21.1	38.7
Total income tax expense per consolidated statements of operations	$ 255.8	$ 120.4	$ 124.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

17.  Segment Information — (continued)

            The following table summarizes operating revenues for our products and services:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Retirement and Investor Services:
Full‑service accumulation	$ 1,333.8	$ 1,333.1	$ 1,280.7
Individual annuities	1,119.2	1,018.6	945.6
Bank and trust services	100.5	91.8	83.9
Eliminations	(10.0)	(9.1)	(8.4)
Total Accumulation	2,543.5	2,434.4	2,301.8
Investment only	508.0	643.4	796.0
Full‑service payout	560.7	627.2	575.9
Total Guaranteed	1,068.7	1,270.6	1,371.9
Total Retirement and Investor Services	3,612.2	3,705.0	3,673.7
Principal Global Investors (1)	490.9	432.6	392.8
U.S. Insurance Solutions:
Individual life insurance	1,475.5	1,360.9	1,357.7
Specialty benefits insurance	1,498.1	1,412.1	1,452.7
Total U.S. Insurance Solutions	2,973.6	2,773.0	2,810.4
Corporate	(78.9)	(82.1)	(94.5)
Total operating revenues	$ 6,997.8	$ 6,828.5	$ 6,782.4
Total operating revenues	$ 6,997.8	$ 6,828.5	$ 6,782.4
Net realized capital losses (except periodic settlements and accruals on non-hedge derivatives), including recognition of front‑end fee revenues and certain market value adjustments to fee revenues	(192.0)	(381.7)	(522.1)
Exited group medical insurance business	608.3	1,406.8	1,613.6
Terminated commercial mortgage securities issuance operation	—	(0.8)	(0.5)
Total revenues per consolidated statements of operations	$ 7,414.1	$ 7,852.8	$ 7,873.4

(1)   Reflects inter-segment revenues of $198.8 million, $189.4 million and $183.8 million in 2011, 2010 and 2009, respectively. These revenues are eliminated within the Corporate segment.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

18.  Stock‑Based Compensation Plans

            As of December 31, 2011, our ultimate parent, PFG, had the 2010 Stock Incentive Plan, the Employee Stock Purchase Plan, the Stock Incentive Plan and the Long-Term Performance Plan ("Stock‑Based Compensation Plans"), which resulted in an expense to us. As of May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the 2010 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units. The following Stock-Based Compensation Plans information represents all share based compensation data related to us and our subsidiaries’ employees.

            For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for stock-based awards granted under the Stock‑Based Compensation Plans was as follows:

	For the year ended December 31,
	2011	2010	2009
	(in millions)
Compensation cost	$ 31.7	$ 38.9	$ 39.5
Related income tax benefit	10.8	12.4	12.4
Capitalized as part of an asset	2.6	2.8	3.7

Nonqualified Stock Options

            Nonqualified stock options were granted to certain employees under the 2010 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding under the 2010 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant, and expire ten years after the grant date. These options have graded or cliff vesting over a three-year period, except in the case of approved retirement.

            The fair value of stock options is estimated using the Black‑Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended December 31,
Options	2011	2010	2009
Expected volatility	67.9%	66.6%	55.0%
Expected term (in years)	6	6	6
Risk‑free interest rate	2.5%	2.8%	2.1%
Expected dividend yield	1.6%	2.25%	4.07%
Weighted average estimated fair value	$ 18.82	$ 11.48	$ 4.07

            We determine expected volatility based on, among other factors, historical volatility using daily price observations. The expected term represents the period of time that options granted are expected to be outstanding. We determine expected term using historical exercise and employee termination data. The risk-free rate for periods within the expected term of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG common shares on the grant date.

            As of December 31, 2011, there was $2.5 million of total unrecognized compensation costs related to nonvested stock options. The cost is expected to be recognized over a weighted‑average service period of approximately 1.6 years.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

18.  Stock‑Based Compensation Plans — (continued)

Performance Share Awards

            Performance share awards were granted to certain employees under the 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant's continued employment through the performance period (except in the case of an approved retirement) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various PFG factors, including return on equity, earnings per common share, operating income and book value per common share, must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards. Dividend equivalents are credited on performance shares outstanding as of the record date.

The fair value of performance share awards is determined based on the closing stock price of PFG common shares on the grant date. The weighted‑average grant-date fair value of performance share awards granted during 2011, 2010 and 2009 were $34.26, $22.21 and $11.64, respectively.

As of December 31, 2011, there was $3.9 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted‑average service period of approximately 1.5 years.

Restricted Stock Units

            Restricted stock units were granted to certain employees and agents pursuant to the 2010 Stock Incentive Plan and the Stock Incentive Plan. The restricted stock units are treated as an equity award and are paid in shares. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited. There is no maximum contractual term on these awards. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The fair value of restricted stock units is determined based on the closing stock price of PFG common shares on the grant date. The weighted‑average grant-date fair value of restricted stock units granted during 2011, 2010 and 2009 was $33.24, $22.42 and $11.70, respectively.

As of December 31, 2011, there was $22.8 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted‑average period of approximately 1.9 years.

Employee Stock Purchase Plan

            Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a semi-annual basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG common stock at a price equal to 85% of the shares' fair market value as of the beginning or end of the purchase period, whichever is lower.

            We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted‑average fair value of the discount on the stock purchased was $4.20, $7.37 and $4.98 during 2011, 2010 and 2009, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19.  Quarterly Results of Operations (Unaudited)

            The following is a summary of unaudited quarterly results of operations.

	For the three months ended
	December 31	September 30	June 30 (1)	March 31
	(in millions)
2011
Total revenues	$ 1,720.0	$ 1,793.8	$ 2,000.2	$ 1,900.1
Total expenses	1,546.8	1,660.3	1,664.3	1,644.6
Net income	140.6	53.5	252.0	196.2
Net income attributable to PLIC	140.9	59.0	228.4	177.6
2010
Total revenues	$ 2,053.3	$ 1,956.5	$ 1,865.3	$ 1,977.7
Total expenses	1,813.5	1,849.4	1,809.9	1,757.1
Net income	192.3	99.3	44.0	166.9
Net income attributable to PLIC	182.8	98.4	42.2	162.5

(1)     During the second quarter of 2010, we determined our residential mortgage loan portfolio, and in particular our home equity loan portfolio, had experienced an increase in severe delinquencies and loss severity from sustained elevated levels of unemployment along with continued depressed collateral values. The deterioration resulted in an increase in delinquencies and default costs. During the second quarter of 2010, we recorded a $41.9 million after-tax residential mortgage loan loss provision for our Bank and Trust Services business. Of this residential mortgage loan loss provision, $21.4 million after-tax could be attributed to 2009. We evaluated the qualitative and quantitative factors for materiality. The adjustment related to prior periods could be considered material to the results of operations for the three months ended June 30, 2010, but was not material to the results of operations for any annual period presented. The provision for loan loss is reported in net realized capital gains (losses) on our consolidated statements of operations and the adjustment for prior periods resulted in a decrease in net income for the three months ended June 30, 2010.

PART C

OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

(a)  Financial Statements included in the Registration Statement

(1)  Part A:

Condensed Financial Information for the 10 years ended

December 31, 2011.

(2)  Part B:

Principal Life Insurance Company Separate Account B:

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities, December 31, 2011

Statements of Operations for the year ended December 31, 2011

Statements of Changes in Net Assets for the years ended December 31, 2011 and 2010.

Notes to Financial Statements.

Principal Life Insurance Company:

Report of Independent Registered Public Accounting Firm

Consolidated Statements of Financial Position at December 31, 2011, and 2010.

Consolidated Statements of Operations for the years ended December 31, 2011, 2010 and 2009.

Consolidated Statements of Stockholder's Equity for the years ended December 31, 2011, 2010 and 2009.

Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009.

Notes to Consolidated Financial Statements.

(3)  Part C

Principal Life Insurance Company

Report of Independent Registered Public Accounting Firm on Schedules*

Schedule I - Summary of Investments - Other Than Investments in Related Parties As of December 31, 2011*

Schedule III - Supplementary Insurance Information as of December 31, 2011, 2010 and 2009 and for each of the years then ended*

Schedule IV – Reinsurance as of December 31, 2011, 2010 and 2009 and for each of the years then ended*

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b)  Exhibits

(1)           Resolution of Board of Directors of the Depositor – filed with the Commission on filed on 03/01/1996

(3a)       Distribution Agreement (filed 03/01/1996)

(3b)       Selling Agreement (filed 03/01/1996)

(4a)       Form of Variable Annuity Contract (filed 12/16/1997)

(4b)       Form of Variable Annuity Contract Endorsement (filed 12/16/1997)

(4c)       Form of Variable Annuity Contract Rider (filed 12/16/1997)

(5)        Form of Variable Annuity Application (filed 10/23/1997)

(6a)       Articles of Incorporation of the Depositor (filed 03/01/1996)

(6b)       Bylaws of Depositor (filed 03/01/1996)

(8a1)     Form of Participation Agreement with Principal Variable Contracts Funds (incorporated by reference from file number 333-116220, as filed on May 1, 2008)

(8a2)     Form of Rule 22c-2 Agreement with Principal Variable Contracts Funds (incorporated by reference from file number 333-116220, as filed on May 1, 2008)

(9)        Opinion of Counsel (filed 03/01/1996)

(10a)     Consent of Ernst & Young LLP*

(10b)     Powers of Attorney (filed with the Commission on 4/30/2007)*

(10c)     Consent of Counsel*

(11)       Financial Statement Schedules*

(13a)     Total Return Calculation (filed 03/01/1996)

(13b)     Annualized Yield for Separate Account B (filed 03/01/1996)

*   Filed herein

** To be filed by Amendment.

Item 25.  Officers and Directors of the Depositor

Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:

DIRECTORS:

Name and Principal Business Address	Positions and Offices
BETSY J. BERNARD 40 Shalebrook Drive Morristown, NJ 07960	Director Chair, Nominating and Governance Committee Member, Executive and Human Resources Committees
JOCELYN CARTER-MILLER TechEd Ventures 3020 NW 33rd Avenue Lauderdale Lakes, FL 33311	Director Member, Nominating and Governance Committee
GARY E. COSTLEY 257 Barefoot Beach Boulevard, Suite 404 Bonita Springs, FL 34134	Director Member, Audit Committee
MICHAEL T. DAN 495 Rudder Road Naples, FL 34102	Director Chair, Human Resources Committee
DENNIS H. FERRO 100 Dove Plum Road Vero Beach, FL 32963	Director Member, Audit Committee
C. DANIEL GELATT, JR. NMT Corporation 2004 Kramer Street La Crosse, WI 54603	Director Member, Audit Committee
SANDRA L. HELTON 1040 North Lake Shore Drive #26A Chicago, IL 60611	Director Chair, Audit Committee Member, Executive Committee
RICHARD L. KEYSER 5215 Old Orchard Place Ste. 440 Skokie, IL 60077	Director Member, Nominating and Governance and Human Resources Committees
Luca Maestri Xerox Corporation 45 Glover Avenue Norwalk, CT 06856-4505	Director Member, Audit Committee
ARJUN K. MATHRANI 176 East 71st Street, Apt. 9-F New York, NY 10021	Director Member, Audit Committee
ELIZABETH E. TALLETT Hunter Partners, LLC 12 Windswept Circle Thornton, NH 03285-6883	Director Member, Executive, Human Resources and Nominating and Governance Committees
LARRY D. ZIMPLEMAN The Principal Financial Group Des Moines, IA 50392	Chairman of the Board and Chair, Executive Committee, Principal Life: Chairman, President and Chief Executive Officer

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

Name and Principal Business Address	Positions and Offices
REX AUYEUNG	Senior Vice President and President, Principal Financial Group - Asia
NED A. BURMEISTER	Senior Vice President and Chief Operating Officer, Principal International
GREGORY J. BURROWS	Senior Vice President Retirement and Investor Services
TERESA M. BUTTON	Vice President and Treasurer
TIMOTHY M. DUNBAR	Senior Vice President – Strategy and Finance
GREGORY B. ELMING	Senior Vice President and Chief Risk Officer
RALPH C. EUCHER	Senior Vice President Human Resources and Corporate Services
NORA M. EVERETT	Senior Vice President Retirement and Investor Services
JOYCE N. HOFFMAN	Senior Vice President and Corporate Secretary
DANIEL J. HOUSTON	President - Retirement, Insurance and Financial Services
JULIA M. LAWLER	Senior Vice President and Chief Investment Officer
TERRANCE J. LILLIS	Senior Vice President and Chief Financial Officer
JAMES P. MCCAUGHAN	President - Global Asset Management
TIMOTHY J. MINARD	Senior Vice President - Distribution
MARY A. O'KEEFE	Senior Vice President and Chief Marketing Officer
GERALD W. PATTERSON	Senior Vice President Retirement and Investor Services
ANGELA R. SANDERS	Senior Vice President and Controller
GARY P. SCHOLTEN	Senior Vice President and Chief Information Officer
KAREN E. SHAFF	Executive Vice President and General Counsel
DEANNA D. STRABLE	Senior Vice President – U.S. Insurance Solutions
LUIS E. VALDES	President – Principal International
ROBERTO WALKER	Senior Vice President and President - Latin America

Item 26.  Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of Principal Life Insurance Company (the "Depositor") and is operated as a unit investment trust.  Registrant supports benefits payable under Depositor's variable life contracts by investing assets allocated to various investment options in shares of Principal Variable Contracts Funds, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.  No person is directly or indirectly controlled by the Registrant.

The Depositor is wholly-owned by Principal Financial Services, Inc.  Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.  In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC.  A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2011 appears below:

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, only the separate financial statements of Registrant and the consolidated financial statements of Depositor are being filed with this Registration Statement.

Principal Life Insurance Company - Organizational Structure
	Jurisdiction of Incorporation or Organization	Percentage of Ownership by its Immediate Parent
PRINCPAL FINANCIAL GROUP, INCΔ	Delaware
àPrincipal Financial Services, Inc.§ Ñ	Iowa	100
àPrincor Financial Services Corporation§Ñ	Iowa	100
àPFG DO Brasil LTDA§Ñ	Brazil	100
àBrasilprev Seguros E Previdencia S.A. §	Brazil	50.01
àPrincipal Global Investors Participacoes, LTDA§Ñ	Brazil	100
àPrincipal International, Inc. §Ñ	Iowa	100
àPrincipal International (Asia) Limited§Ñ	Hong Kong	100
àPrincipal Global Investors (Asia) Limited§Ñ	Hong Kong	100
àPrincipal Nominee Company (Hong Kong) Limited§Ñ	Hong Kong	100
àPrincipal Asset Management Company (Asia) Limited§Ñ	Hong Kong	100
àPrincipal Insurance Company (Hong Kong) Limited§Ñ	Hong Kong	100
àCIMB – Principal Asset Management Berhad (Malaysia) §	Malaysia	40
àCIMB Wealth Advisors Berhad§	Malaysia	100
àCIMB – Principal Asset Management (Singapore) PTE LTD§	Singapore	100
àCIMB - Principal Asset Management Company Limited	Thailand	99.99
àPT CIMB Principal Asset Management§	Indonesia	99
àPrincipal Trust Company(Asia) Limited§Ñ	Hong Kong	100
àPrinCorp Wealth Advisors (Asia) Limited	Hong Kong	100
àPrincipal Mexico Servicios, S.A. de C.V. §Ñ	Mexico	100
àDistribuidora Principal Mexico, S.A. de C.V. §Ñ	Mexico	100
àPrincipal Consulting (India) Private Limited§Ñ	India	100
àPrincipal Financial Group, S.A. de C. V. Grupo Financiero. §Ñ	Mexico	100
à Principal Afore, S. A. de C.V., Principal Grupo Financiero§Ñ	Mexico	100
à Principal Fondos de Inversion S.A. de C.V., Operadora de Fondos de Inversion, Principal Grupo Financiero §Ñ	Mexico	100
à Principal Mexico Compania de Seguros, S.A. de C.V., Principal Grupo Financiero §Ñ	Mexico	100
à Principal Pensiones, S.A. de C.V., Principal Grupo Financiero §Ñ	Mexico	100
àJF Molloy & Associates, Inc.§Ñ	Indiana	100
àMolloy Medical Management Company, Inc. §Ñ	Indiana	100
àPrincipal Wellness Company§Ñ	Indiana	100
àPrincipal Global Investors Holding Company, Inc. §Ñ	Delaware	100
àPrincipal Global Investors (Ireland) Limited§Ñ	Ireland	100
àPrincipal Global Investors (Europe) Limited§Ñ	United Kingdom	100
àPrincipal Global Investors (Singapore) Limited§Ñ	Singapore	100
àPrincipal Global Investors (Japan) Limited§Ñ	Japan	100
àPrincipal Global Investors (Hong Kong) Limited§Ñ	Hong Kong	100
àCIMB Principal Islamic Asset Management SDN. BHD§Ñ	Malaysia	50
àPrincipal Financial Group (Mauritius) Ltd. §Ñ	Mauritius	100
àPrincipal PNB Asset Management Company Private Limited§Ñ	India	65
àPrincipal Trustee Company Private Limited§Ñ	India	65
àPNB Principal Financial Planners Private Limited§Ñ	India	100
àPrincipal Life Insurance Company♦ Ñ	Iowa	100
àPrincipal Real Estate Fund Investors, LLC§Ñ	Delaware	100
àPrincipal Development Investors, LLC§Ñ	Delaware	100
àPrincipal Real Estate Holding Company, LLC§Ñ	Delaware	100
àGAVI PREHC HC, LLC	Delaware	100
àPrincipal Global Investors, LLC§Ñ©	Delaware	100
àPrincipal Real Estate Investors, LLC§Ñ	Delaware	100
àPrincipal Enterprise Capital, LLC§Ñ	Delaware	100
àPrincipal Commercial Funding, LLC§Ñ	Delaware	100
àPrincipal Global Columbus Circle, LLC§Ñ©	Delaware	100
àPost Advisory Group, LLC§Ñ©	Delaware	100
àPrincipal Global Investors Trust§Ñ©	Delaware	100
àSpectrum Asset Management, Inc. §Ñ©	Connecticut	100
àCCIP, LLC§Ñ©	Delaware	70
àColumbus Circle Investors§Ñ©	Delaware	100
àPrincipal Holding Company, LLC§Ñ©	Iowa	100
àPetula Associates, LLC§	Iowa	100
àPrincipal Real Estate Portfolio, Inc. §Ñ	Delaware	100
àGAVI PREPI HC, LLC	Delaware	100
àPetula Prolix Development Company§Ñ	Iowa	100
àPrincipal Commercial Acceptance, LLC§Ñ	Delaware	100
àPrincipal Generation Plant, LLC§Ñ©	Delaware	100
àPrincipal Bank§Ñ©	United States	100
àEquity FC, Ltd. §Ñ©	Iowa	100
àPrincipal Health Care, Inc§Ñ©	Iowa	100
àPrincipal Dental Services, Inc. §Ñ©	Arizona	100
àEmployers Dental Services, Inc. §Ñ©	Arizona	100
àDelaware Charter Guarantee & Trust Company§Ñ©	Delaware	100
àPreferred Product Network, Inc. §Ñ©	Delaware	100
àPrincipal Reinsurance Company of Vermont§Ñ	Vermont	100
àPrincipal Life Insurance Company of Iowa§Ñ	Iowa	100
àPrincipal Reinsurance Company of Delaware§Ñ	Delaware	100
àPrincipal Financial Services (Australia), Inc. §Ñ	Iowa	100
àPrincipal Global Investors (Australia) Service Company Pty Limited§Ñ	Australia	100
àPrincipal Global Investors (Australia) Limited§Ñ	Australia	100
àPrincipal Financial Group (Australia) Pty Ltd. §Ñ	Australia	100
àPrincipal Investments (Australia) Limited§Ñ	Delaware	100
àPrincipal Australia (Holdings) Pty Limited§Ñ	Australia	100
àPrincipal International Holding Company, LLC§Ñ	Delaware	100
àPrincipal Management Corporation§Ñ	Iowa	100
àPrincipal Financial Advisors, Inc. §Ñ	Iowa	100
àPrincipal Shareholder Services, Inc. §Ñ	Washington	100
àEdge Asset Management, Inc. §Ñ	Washington	100
àPrincipal Funds Distributor, Inc. §Ñ	Washington	100
àPrincipal Global Services Private Limited§Ñ	India	100
àCCB Principal Asset Management Company, Ltd. §	China	25
àPrincipal International de Chile, S.A. §Ñ	Chile	100
àPrincipal Compania de Seguros de Vida Chile S.A. §Ñ	Chile	100
àPrincipal Administradora General De Fondos S.A. §Ñ	Chile	100
àPrincipal Creditos Hipotecarios, S.A. §Ñ	Chile	100
àPrincipal Asset Management Chile S.A. §Ñ	Chile	100
àPrincipal Servicios Corporativos Chile LTDA§Ñ	Chile	100
àPrincipal Edge Network Holdings, Inc. §Ñ	Delaware	100
àPrincipal Edge Network – Tennessee, LLC§Ñ	Delaware	100
àPrincipal Edge Network – Georgia, LLC§Ñ	Delaware	100
àPrincipal Edge Network – Indiana, LLC§Ñ	Delaware	100
àPrincipal Edge Network – Austin, LLC§Ñ	Delaware	100
àPrincipal Edge Network – Kansas City, LLC§Ñ	Delaware	100
àPrincipal Edge Network –Dallas Ft. Worth, Inc. §Ñ	Delaware	100
àPrincipal Edge Network – San Antonio, LLC§Ñ	Delaware	100
àPrincipal National Life Insurance Company§Ñ	Iowa	100
àDiversified Dental Services, Inc. §Ñ	Nevada	100
àMorley Financial Services, Inc. §Ñ	Oregon	100
àMorley Capital Management, Inc. §Ñ	Oregon	100
àUnion Bond and Trust Company§Ñ	Oregon	100
àPrincipal Investors Corporation§Ñ	New Jersey	100

Δ

Δ Consolidated financial statements are filed with SEC.

§ Not required to file financial statements with the SEC.

Ñ Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.

♦ Separate financial statements are filed with SEC.

© Included in the financial statements of Principal Life Insurance Company filed with the SEC.

Item 27.  Number of Contractowners – As of March 31, 2012

                              (1)                                                                   (2)                                 (3)

                                                                                          Number of Plan              Number of

                    Title of Class                                                 Participants             Contractowners

_______________________________________________________________________

BFA Variable Annuity Contracts                                               24                                      6

Pension Builder Contracts                                                     121                                   84

Personal Variable Contracts                                                  198                                   16

Premier Variable Contracts                                                 1076                                   35

Flexible Variable Annuity Contract                                   29,722                            29,722

Freedom Variable Annuity Contract                                   1,184                               1,184

Freedom 2 Variable Annuity Contract                                   317                                  317

Investment Plus Variable Annuity Contract                    37,735                            37,735

Principal Lifetime Income Solutions                                       19                                    19

Item 28.  Indemnification

Sections 490.851 through 490.859 of the Iowa Business  Corporation Act permit  corporations to indemnify   directors and officers where (A) all of the following apply:  the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual's official capacity, that the individual's conduct was in the best interests of the corporation or (b) in all other cases, that the individual's conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; and  (B) the  individual  engaged in conduct  for  which  broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation.

Unless ordered by a court  pursuant  to the Iowa  Business Corporation  Act, a corporation shall not indemnify a director or officer in either of the following circumstances:  (A) in connection with a proceeding by or in the right of the corporation, except for reasonable  expenses incurred in connection with the proceeding if it is determined that the director has met the relevant  standard of conduct (above) or (B) in connection with any  proceeding  with respect to conduct  for which  the  director  was  adjudged  liable  on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director's official capacity.

Registrant's By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Registrant. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of  Directors.  The Board has provided that certain procedures must be followed for indemnification of  officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.       Principal Underwriters

(a)           Other Activity

Princor Financial Services Corporation acts as principal underwriter for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

(b)           Management

                            (b1)                                                                         (b2)

                                                                                            Positions and offices

                Name and principal                                               with principal

               business address                                                    underwriter

Deborah J. Barnhart                                       Director/Distribution (PPN)

The Principal

Financial Group(1)

Patricia A. Barry                                                Assistant Corporate Secretary

The Principal

Financial Group(1)

Michael J. Beer                                                Director and President

The Principal

Financial Group(1)

Tracy W. Bollin                                                 Chief Financial Officer

The Principal

Financial Group(1)

David J. Brown                                                 Senior Vice President

The Principal

Financial Group(1)

Jill R. Brown                                                     Senior Vice President

The Principal

Financial Group(1)

Teresa M. Button                                             Vice President/Treasurer

The Principal

Financial Group(1)

P. Scott Cawley                                                Director - Internal Wholesaling

The Principal

Financial Group(1)

Nicholas M. Cecere                                        Director and Senior Vice President

The Principal

Financial Group(1)

Ralph C. Eucher                                              Director

The Principal

Financial Group(1)

Nora M. Everett                                                 Chairman and Chief Executive Officer

The Principal

Financial Group (1)

Stephen G. Gallaher                                       Assistant General Counsel

The Principal

Financial Group(1)

Eric W. Hays                                                     Senior Vice President/Chief Information Officer

The Principal

Financial Group(1)

Joyce N. Hoffman                                            Senior Vice President/Corporate Secretary

The Principal

Financial Group(1)

Ann Hudson                                                     Compliance Officer

The Principal

Financial Group(1)

Patrick A. Kirchner                                           Assistant General Counsel

The Principal

Financial Group(1)

Julie LeClere                                                    Vice President/Marketing & Recruiting

The Principal

Financial Group(1)

Jennifer A. Mills                                                Counsel

The Principal

Financial Group(1)

Martin R. Richardson                                      Vice President/Broker Dealer Operations

The Principal

Financial Group(1)

Michael D. Roughton                                      Senior Vice President/Associate General Counsel

The Principal

Financial Group(1)

Adam U. Shaikh                                               Counsel

The Principal

Financial Group(1)

Traci L. Weldon                                                Vice President/Chief Compliance Officer

The Principal

Financial Group(1)

Dan L. Westholm                                            Director – Treasury

The Principal

Financial Group(1)

Tisha Worden                                                  Operations Officer

The Principal

Financial Group(1)

(1)                           711 High Street

                                Des Moines, IA 50309

(c)           Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts & Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Compensation
Princor Financial Services Corporation	$30,068,097.19	0	0	0

Item 30.  Location of Accounts and Records

All accounts, books or other documents of the Registrant are located at the offices of the Depositor, The Principal  Financial Group, Des Moines, Iowa 50392.

Item 31.  Management Services

N/A

Item 32.  Undertakings

The Registrant undertakes that in restricting cash withdrawals from Tax Sheltered Annuities to prohibit cash withdrawals before the Participant attains age 59 1/2, separates from service, dies, or becomes disabled or in the case of hardship, Registrant acts in reliance on SEC No Action Letter addressed to American Counsel of Life Insurance (available November 28, 1988). Registrant further undertakes that:

1.     Registrant has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in its registration statement, including the prospectus, used in connection with the offer of the contract;

2.     Registrant will include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3.     Registrant will instruct sales representatives who solicit Plan Participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential Plan Participants; and

4.     Registrant will obtain from each Plan Participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the Plan Participant's understanding of (a) the restrictions on redemption imposed by Section 403(b)(11), and (b) the investment alternatives available under the employer's Section 403(b) arrangement, to which the Plan Participant may elect to transfer his contract value.

Fee Representation

Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Principal Life Insurance Company Separate Account B, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal to be hereunto affixed and attested, in the City of Des Moines and State of Iowa, on the 26th day of April, 2012.

PRINCIPAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT B

        (Registrant)

By :  /s/ L. D. Zimpleman

        L. D. Zimpleman

        Chairman, President and Chief Executive Officer

PRINCIPAL LIFE INSURANCE COMPANY

        (Depositor)

By :  /s/ L. D. Zimpleman

        L. D. Zimpleman

        Chairman, President and Chief Executive Officer

Attest:

/s/ Joyce N. Hoffman

Joyce N. Hoffman

Senior Vice President and Corporate Secretary

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                                                              Title                                                                         Date

/s/ L. D. Zimpleman

_______________________

L. D. Zimpleman                                                                  Chairman, President                          April 26, 2012

                                                                                                and Chief Executive Officer

/s/ A. R. Sanders

_______________________                                          Senior Vice President and                 April 26, 2012

A. R. Sanders                                                                       Controller

(Principal Accounting Officer)

/s/ T. J. Lillis

_______________________                                          Senior Vice President                         April 26, 2012

T. J. Lillis                                                                               and Chief Financial Officer

(Principal Financial officer)

    (B. J. Bernard)*                                                                Director                                                  April 26, 2012

B. J. Bernard

  (J. Carter-Miller)*                                               Director                                                  April 26, 2012

J. Carter-Miller

  (G. E. Costley)*                                                                  Director                                                  April 26, 2012

G. E. Costley

  (M.T. Dan)*                                                                          Director                                                  April 26, 2012

M. T. Dan

_(D.H. Ferro)*__________                                                               Director                                                  April 26, 2012

Dennis H. Ferro

  (C. D. Gelatt, Jr.)*                                                               Director                                                  April 26, 2012

C. D. Gelatt, Jr.

  (S. L. Helton)*                                                                     Director                                                  April 26, 2012

S. L. Helton

  (R. L. Keyser)*                                                                    Director                                                  April 26, 2012

R. L. Keyser

  (L. Maestri)*                                                                        Director                                                  April 26, 2012

L. Maestri

(A. K. Mathrani)*                                                                   Director                                                  April 26, 2012

A. K. Mathrani

   (E. E. Tallett)*                                                    Director                                                  April 26, 2012

E. E. Tallett

*By       /s/ L.D. Zimpleman

L. D. Zimpleman

Chairman, President and Chief Executive Officer

Pursuant to Powers of Attorney

Previously Filed or Filed Within

§ Not required to file financial statements with the SEC.

Ñ Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.

♦ Separate financial statements are filed with SEC.

© Included in the financial statements of Principal Life Insurance Company filed with the SEC.